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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                           Dated as of March 19, 1999

                                      among

                         DURA AUTOMOTIVE SYSTEMS, INC.,
                              as Parent Guarantor,

                              DURA OPERATING CORP.,
                     DURA AUTOMOTIVE SYSTEMS (EUROPE) GMBH,
                  DURA ASIA-PACIFIC PTY LIMITED ACN 004 884 539
                                       and
                     DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.,
                               as Dura Borrowers,

                             TRIDENT AUTOMOTIVE PLC,
                        DURA AUTOMOTIVE SYSTEMS LIMITED,
                              SPICEBRIGHT LIMITED,
                 DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS INC.,
              DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS CANADA, INC.
                                       and
                            MOBLAN INVESTMENTS B.V.,
                              as Trident Borrowers,

                      DURA AUTOMOTIVE ACQUISITION LIMITED,
                         as the initial Adwest Borrower,

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                    as Agent,

                              BA AUSTRALIA LIMITED,
                              as Australian Lender,

                             BANK OF AMERICA CANADA,
                               as Canadian Lender,

                         BANK OF AMERICA NATIONAL TRUST
                AND SAVINGS ASSOCIATION, as Swing Line Lender and
                                 Issuing Lender,

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                        as Lead Arranger and Book Manager

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                                TABLE OF CONTENTS
Section                                                                     Page

                                    ARTICLE I

                                   DEFINITIONS

1.1    Certain Defined Terms...................................................3
1.2    Other Interpretive Provisions..........................................47
1.3    Accounting Principles..................................................48
1.4    Currency Equivalents Generally.........................................48
1.5    Principle of Deemed Reinvestment.......................................48
1.6    Euro...................................................................49
1.7    Financial Covenants....................................................51

                                   ARTICLE II

                                   THE CREDITS

2.1    Amounts and Terms of Commitments.......................................51
2.2    Loan Accounts..........................................................55
2.3    Procedure for Group Borrowings.........................................56
2.4    Conversion and Continuation Elections for Group Borrowings.............57
2.5    Utilization of Commitments in Offshore Currencies......................59
2.6    Currency Exchange Fluctuations.........................................61
2.7    Reduction or Termination of Commitments................................61
2.8    Prepayments............................................................62
2.9    Repayment..............................................................64
2.10   Interest...............................................................65
2.11   Fees...................................................................67
             (a) Arrangement, Agency Fees.....................................67
             (b) Commitment Fees..............................................67
2.12   Computation of Fees and Interest.......................................68
2.13   Payments by the Borrowers..............................................68
2.14   Payments by the Lenders to the Agent...................................70
2.15   Proration of Payments..................................................71

                                   ARTICLE III

                                SWING LINE LOANS

3.1    Swing Line Commitment..................................................71
3.2    Borrowing Procedures for Swing Line Loans..............................72
3.3    Refunding of Swing Line Loans..........................................73
3.4    Participations in Swing Line Loans.....................................73
3.5    Swing Line Participation Obligations Unconditional.....................74
3.6    Conditions to Swing Line Loans.........................................74

                                   ARTICLE IV

                                AUSTRALIAN LOANS

4.1    Dura Australian Borrowings.............................................75


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4.2    Procedure for Dura Australian Borrowings...............................75
4.3    Conversion and Continuation Elections for Dura Australian
       Borrowings.............................................................76
4.4    Prepayments of Australian Loans........................................78
4.5    Participations in Australian Loans.....................................78

                                    ARTICLE V

                                 CANADIAN LOANS

5.1    Canadian Borrowings....................................................80
5.2    Procedure for Canadian Borrowings......................................80
5.3    Conversion and Continuation Elections for Canadian Borrowings..........81
5.4    Prepayments of Canadian Loans..........................................83
5.5    Participations in Canadian Loans.......................................84

                                   ARTICLE VI

                              THE LETTERS OF CREDIT

6.1    The Letter of Credit Subfacility.......................................85
6.2    Issuance, Amendment and Renewal of Letters of Credit...................87
6.3    Participations, Drawings and Reimbursements............................90
6.4    Repayment of Participations............................................91
6.5    Role of the Issuing Lender.............................................92
6.6    Obligations Absolute...................................................93
6.7    Cash Collateral Pledge.................................................94
6.8    Letter of Credit Fees..................................................94
6.9    Uniform Customs and Practice...........................................95
6.10   Letters of Credit for the Account of Subsidiaries......................95

                                   ARTICLE VII

                     TAXES, YIELD PROTECTION AND ILLEGALITY

7.1    Taxes..................................................................95
7.2    Illegality............................................................102
7.3    Increased Costs and Reduction of Return...............................103
7.4    Funding Losses........................................................103
7.5    Inability to Determine Rates..........................................105
7.6    Reserves on Offshore Rate Loans.......................................107
7.7    Certificates of Lenders...............................................107
7.8    Substitution of Lenders...............................................108
7.9    Right of Lenders to Fund through Branches and Affiliates..............108
7.10   Survival..............................................................108

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

8.1    Conditions to Effective Date..........................................108
             (a) Credit Agreement and Notes..................................109


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             (b) Resolutions; Incumbencies...................................109
             (c) Organization Documents; Good Standing.......................109
             (d) Guaranties..................................................110
             (e) Collateral Documents........................................110
             (f) Certificate.................................................110
             (g) Legal Opinions..............................................110
             (h) Other Documents.............................................110
             (i) Corporate Structure.........................................111
8.2    Conditions to Adwest Acquisition Loans and Refinancing Credit
       Extensions............................................................111
8.3    Conditions to Credit Extensions on Excel Closing Date.................112
             (a) Resolutions; Incumbencies...................................113
             (b) Organization Documents; Good Standing.......................113
             (c) Guaranties..................................................113
             (d) Collateral Documents........................................113
             (e) Excel Acquisition Documents.................................113
             (f) Payment of Fees.............................................113
             (g) Certificate.................................................114
             (h) Legal Opinions..............................................114
             (i) Environmental Reports.......................................114
             (j) Other Documents.............................................114
8.4    Conditions to All Non-Adwest Acquisition Credit Extensions............114
             (a) Notice, Application.........................................114
             (b) Continuation of Representations and Warranties..............115
             (c) No Existing Default.........................................115

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

9.1    Corporate Existence and Power.........................................115
9.2    Authorization; No Contravention.......................................116
9.3    Governmental Authorization............................................116
9.4    Binding Effect........................................................116
9.5    Litigation............................................................116
9.6    No Default............................................................117
9.7    ERISA Compliance......................................................117
9.8    Use of Proceeds; Margin Regulations...................................118
9.9    Title to Properties...................................................118
9.10   Taxes.................................................................118
9.11   Financial Condition...................................................118
9.12   Environmental Matters.................................................120
9.13   Regulated Entities....................................................120
9.14   No Burdensome Restrictions............................................120
9.15   Copyrights, Patents, Trademarks and Licenses, etc.....................120
9.16   Subsidiaries..........................................................120
9.17   Insurance.............................................................121
9.18   Accuracy of Information...............................................121


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9.19   Adwest Acquisition....................................................121
9.20   Excel Acquisition.....................................................122
9.21   Year 2000.............................................................122

                                    ARTICLE X

                              AFFIRMATIVE COVENANTS

10.1   Financial Statements..................................................123
10.2   Certificates; Other Information.......................................124
10.3   Notices...............................................................125
10.4   Preservation of Corporate Existence, Etc..............................126
10.5   Maintenance of Property...............................................126
10.6   Insurance.............................................................126
10.7   Payment of Obligations................................................126
10.8   Compliance with Laws..................................................127
10.9   Compliance with ERISA.................................................127
10.10  Inspection of Property and Books and Records..........................127
10.11  Environmental Laws....................................................127
10.12  Use of Proceeds.......................................................128
10.13  Further Assurances....................................................128
10.14  Security..............................................................128
10.15  Interest Rate Protection..............................................129
10.16  Undertakings Relating to the Conduct of the Adwest Offer..............129
10.17  Undertakings Relating to the Conduct of Adwest and its
       Subsidiaries after the Adwest Success Date............................130
10.18  Change of Control Effecting Indebtedness of Adwest....................132

                                   ARTICLE XI

                               NEGATIVE COVENANTS

11.1   Limitation on Liens...................................................132
11.2   Disposition of Assets.................................................134
11.3   Consolidations and Mergers............................................135
11.4   Loans and Investments.................................................136
11.5   Limitation on Indebtedness............................................137
11.6   Transactions with Affiliates..........................................138
11.7   Use of Proceeds.......................................................138
11.8   Contingent Obligations................................................139
11.9   Restrictions on Subsidiaries..........................................140
11.10  Fixed Charge Coverage Ratio...........................................140
11.11  Net Worth.............................................................140
11.12  Senior Leverage Ratio.................................................141
11.13  Total Debt to EBITDA Ratio............................................141
11.14  Restricted Payments...................................................141
11.15  ERISA.................................................................142
11.16  Change in Business....................................................143
11.17  Accounting Changes....................................................143
11.18  Amendments to Other Documents.........................................143


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11.19  Trust Preferred Stock Transaction.....................................143

                                   ARTICLE XII

                                EVENTS OF DEFAULT

12.1   Event of Default......................................................143
             (a) Non-Payment.................................................143
             (b) Representation or Warranty..................................143
             (c) Specific Defaults...........................................143
             (d) Other Defaults..............................................144
             (e) Cross-Default...............................................144
             (f) Insolvency; Voluntary Proceedings...........................144
             (g) Involuntary Proceedings.....................................144
             (h) ERISA.......................................................145
             (i) Monetary Judgments..........................................145
             (j) Non-Monetary Judgments......................................145
             (k) Guaranties; Collateral Documents............................145
             (l) Change in Control...........................................146
12.2   Remedies..............................................................146
12.3   Rights Not Exclusive..................................................147
12.4   Adwest Acquisition Loans..............................................147

                                  ARTICLE XIII

                                    THE AGENT

13.1   Appointment and Authorization.........................................147
13.2   Delegation of Duties..................................................148
13.3   Liability of Agent....................................................148
13.4   Reliance by Agent.....................................................149
13.5   Notice of Default.....................................................149
13.6   Credit Decision.......................................................150
13.7   Indemnification of Agent..............................................150
13.8   Agent in Individual Capacity..........................................151
13.9   Successor Agent.......................................................151
13.10  Withholding Tax.......................................................152
13.11  Collateral Matters....................................................153
13.12  Co-Agents.............................................................153

                                   ARTICLE XIV

                                  MISCELLANEOUS

14.1   Amendments and Waivers................................................154
14.2   Notices...............................................................155
14.3   No Waiver; Cumulative Remedies........................................156
14.4   Costs and Expenses....................................................156
14.5   Borrower Indemnification..............................................157
14.6   Payments Set Aside....................................................158
14.7   Successors and Assigns................................................159
14.8   Assignments, Participations, etc......................................159
14.9   Confidentiality.......................................................162
14.10  Set-off...............................................................163


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14.11  Automatic Debits of Fees..............................................163
14.12  Notification of Addresses, Lending Offices, etc.......................163
14.13  Counterparts..........................................................163
14.14  Severability..........................................................163
14.15  No Third Parties Benefited............................................164
14.16  Governing Law and Jurisdiction........................................164
14.17  Waiver of Jury Trial..................................................164
14.18  Judgment..............................................................165
14.19  Entire Agreement......................................................165
14.20  Amendment and Restatement.............................................166
14.21  Additional Borrowers..................................................166
14.22  Limitation............................................................166
14.23  Post-Closing Matters..................................................167
14.24  Deed..................................................................167

                                    SCHEDULES

Schedule 1.1      Pricing Schedule
Schedule 2.1      Commitments
Schedule 2.1(d)   Total Borrower Revolving Outstandings Limits
Schedule 2.9      Amortization of Term Loans
Schedule 6.1      Existing Letters of Credit
Schedule 7.6      Associated Costs Rate
Schedule 8.1      Existing Guaranties and Collateral Documents
Schedule 8.1(d)   Guaranties
Schedule 8.1(e)   Collateral Documents
Schedule 8.1(f)   Trident Acquisition Documents
Schedule 8.2      Initial Adwest Closing Documents
Schedule 8.2A     Adwest Debt to be Repaid
Schedule 8.3A     Excel Debt to be Repaid
Schedule 9.5      Litigation
Schedule 9.7      ERISA
Schedule 9.9      Excluded Property; Post-Closing Matters
Schedule 9.12     Environmental Matters
Schedule 9.16     Subsidiaries; Investments
Schedule 10.17    Additional Adwest Closing Documents
Schedule 11.1     Liens
Schedule 11.4(j)  Investments
Schedule 11.5     Indebtedness
Schedule 11.8     Contingent Obligations
Schedule 14.2     Offshore and Domestic Lending Offices;
                  Addresses for Notices

                                    EXHIBITS

Exhibit A-1     Form of Notice of Group Borrowing
Exhibit A-2     Form of Notice of Australian Borrowing
Exhibit A-3     Form of Notice of Canadian Borrowing
Exhibit A-4     Form of Request for Swing Line Loan
Exhibit B-1     Form of Notice of Conversion/Continuation


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Exhibit B-2     Form of Notice of Conversion/Continuation (Australian)
Exhibit B-3     Form of Notice of Conversion/Continuation (Canadian)
Exhibit C       Form of Compliance Certificate
Exhibit D       Form of Guaranty
Exhibit E       Form of Joinder Agreement
Exhibit F       Form of Note
Exhibit G-1     Form of Opinions of U.S. Counsel
Exhibit G-2     Form of Opinion of Australian Counsel
Exhibit G-3     Form of Opinion of Canadian Counsel
Exhibit G-4     Form of Opinion of German Counsel
Exhibit G-5     Form of Opinion of Netherlands Counsel
Exhibit G-6     Form of Opinion of English Counsel
Exhibit H       Form of Assignment and Acceptance
Exhibit I       Form of Lender Certificate
Exhibit J       Form of Designation of Other Qualified Secured Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of March 19, 1999, among

            (i) DURA AUTOMOTIVE SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("DASI"),

            (ii) DURA OPERATING CORP., a corporation organized under the laws of the State of Delaware ("Dura"), DURA AUTOMOTIVE SYSTEMS (EUROPE) GMBH (formerly known as Kimanus Vermogensverwaltung GmbH), a company organized under the laws of the Federal Republic of Germany (the "Dura German Borrower"), DURA ASIA-PACIFIC PTY LIMITED ACN 004 884 539, a company organized under the laws of the State of Victoria (the "Dura Australian Borrower"), and DURA AUTOMOTIVE SYSTEMS (CANADA), LTD., a corporation organized under the laws of Ontario (the "Dura Canadian Borrower" and together with Dura, the Dura German Borrower, the Dura Australian Borrower, the New UK Borrower (as hereinafter defined) and such other Non-Trident Subsidiaries that may from time to time become party to this Agreement as Dura Borrowers pursuant to Section 14.21, the "Dura Borrowers"),

            (iii) TRIDENT AUTOMOTIVE PLC, a company incorporated under the laws of England and Wales ("Trident"), DURA AUTOMOTIVE SYSTEMS LIMITED (formerly known as Trident Automotive (UK) Limited), a company incorporated under the laws of England and Wales ("Trident UK"), SPICEBRIGHT LIMITED, a company incorporated under the laws of England and Wales ("Spicebright"), DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS INC. (formerly known as Trident Automotive, Inc.), a corporation organized under the laws of the State of Delaware ("Trident US"), DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS CANADA, INC. (formerly know as Trident Automotive Canada Inc.), a corporation organized under the laws of Ontario (the "Trident Canadian Borrower"), and MOBLAN INVESTMENTS B.V., a company organized under the laws of The Netherlands ("Moblan" and together with Trident, Trident UK, Spicebright, Trident US, the Trident Canadian Borrower and such other Trident Subsidiaries that may from time to time become party to this Agreement as Trident Borrowers pursuant to Section 14.21, the "Trident Borrowers"),

            (iv) DURA AUTOMOTIVE ACQUISITION LIMITED, a limited company incorporated under the laws of England and Wales (the "New UK Borrower"),

            (v) effective upon consummation of the Adwest Acquisition and their joinder hereto pursuant to Section

      14.21, ADWEST AUTOMOTIVE PLC, a public limited company incorporated under the laws of England and Wales ("Adwest"), ADWEST FRANCE S.A., a company organized under the laws of France, and ADWEST HEIDEMANN GRUPPE GMBH & CO. KG, a company organized under the laws of Federal Republic of Germany, and

            (vii) the several financial institutions from time to time party to this Agreement (collectively the "Lenders"; individually each a "Lender"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Swing Line Lender, BA AUSTRALIA LIMITED, as Australian Lender as provided herein, BANK OF AMERICA CANADA, as Canadian Lender as provided herein, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent as provided herein.

                              W I T N E S S E T H:

      WHEREAS, subject to the terms and conditions of this Agreement, to finance the Adwest Acquisition and the Excel Acquisition, to amend and restate or refinance certain existing Indebtedness of Dura, Trident, Adwest, Excel and their respective Subsidiaries and to fund general corporate purposes of Dura, Trident, Adwest, Excel and their respective Subsidiaries,

            (i) the Lenders and the Borrowers have agreed to amend and restate the Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (as amended from time to time, including, if applicable, by restatement under the Bridge Credit Agreement, the "Existing Credit Agreement") among DASI, the Borrowers (other than the Adwest Borrowers), various financial institutions, and Bank of America National Trust and Savings Association, as Agent, in the form of this Agreement effective as of the initial Closing Date;

            (ii) certain Lenders have agreed to make available to the Borrowers during the period from the initial Closing Date to the Revolving Commitment Termination Date, a revolving multicurrency credit facility with a letter of credit subfacility from the Issuing Lender and a swing line loan subfacility from the Swing Line Lender, the Canadian Lender has agreed to make available to the Canadian Borrowers a Canadian dollar and U.S. dollar credit facility (which facility is a subfacility of the Revolving Facility), and the Australian Lender has agreed to make available to the Dura Australian Borrower an Australian dollar and U.S. dollar credit facility (which facility is a subfacility of the Revolving Facility); and

            (iii) the applicable Lenders have agreed to make (A) Interim Term Loans on the Adwest Closing Date and the Excel Closing Date to Dura, (B) Tranche A Term Loans on the


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      initial Closing Date and on up to three additional Tranche A Term Loan
      Disbursement Dates to Dura, the Dura German Borrower, Trident, the New UK Borrower, Adwest France S.A. and Adwest Heidemann Gruppe GmbH & Co. KG and
      (C) Tranche B Term Loans on the Adwest Closing Date and the Excel Closing Date to Dura.

      NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows (each Adwest Borrower other than the New UK Borrower becoming a party hereto upon consummation of the Adwest Acquisition and delivery of its Joinder Agreement):

                                    ARTICLE I

                                   DEFINITIONS

      1.1 Certain Defined Terms. The following terms have the following meanings:

            Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that DASI or a Subsidiary is the surviving entity.

            Adjusted Working Capital means the remainder of:

                  (a) (i) the consolidated current assets of DASI and its
            Subsidiaries, less (ii) the amount of cash and cash equivalents included in such consolidated current assets;

            less

                  (b) (i) consolidated current liabilities of DASI and its
            Subsidiaries, less (ii) the amount of short-term Indebtedness (including current maturities of long-term Indebtedness) of DASI and its Subsidiaries included in such consolidated current liabilities.

            Adwest means Adwest Automotive PLC, a public limited company incorporated under the laws of England and Wales


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

      with registered number 490897 and having its registered office at Woodley, Reading, Berkshire, RG5 4SN, England.

            Adwest Acquisition means the acquisition by the New UK Borrower of the Adwest Shares pursuant to the Adwest Offer or pursuant to the procedures under Sections 428 to 430F of the U.K. Companies Act 1985 as a result of the Adwest Offer.

            Adwest Acquisition Commitment Termination Date means the earlier of
      (a) August 1, 1999, and (b) the date on which the Adwest Offer is withdrawn, lapses or is otherwise terminated.

            Adwest Acquisition Documents means, at any time, each of the Adwest Announcement and the Adwest Offer Document as each of the same may be varied, revised, amended or supplemented with the prior written consent of the Required Lenders, to the extent such consent is required in accordance with the remaining provisions of this Agreement.

            Adwest Acquisition Loan means any Loan (which may be a Term Loan or a Revolving Loan) the proceeds of which are used (i) by the New UK Borrower to pay consideration for Adwest Shares acquired pursuant to the Adwest Offer or to pay Adwest Debt to be Repaid, or (ii) by Dura to pay to the New UK Borrower (as a loan or capital contribution), which proceeds in turn are used by the New UK Borrower to pay consideration for Adwest Shares acquired pursuant to the Adwest Offer or to pay Adwest Debt to be Repaid.

            Adwest Announcement means the initial press announcement released or to be released by or on behalf of the New UK Borrower in connection with the Adwest Offer.

            Adwest Borrowers means initially the New UK Borrower and, effective upon the consummation of the Adwest Acquisition and their respective joinder to this Agreement as Borrowers pursuant to Sections 10.17 and 14.21, Adwest, Adwest France S.A. and Adwest Heidemann Gruppe GmbH & Co. KG.

            Adwest Closing Date means the date (not later than the Adwest Acquisition Commitment Termination Date) on which all conditions precedent set forth in Section 8.2 are satisfied or waived by all Lenders.

            Adwest Debt to be Repaid means Indebtedness of Adwest, and/or its Subsidiaries listed on Schedule 8.2A.

            Adwest Group means the New UK Borrower and its Subsidiaries, and Adwest and its Subsidiaries.

            Adwest Loan Party means the New UK Borrower and, upon its joinder hereto as a Borrower pursuant to Section 14.21 or its provision of a Guaranty pursuant to Sections 10.14 and 10.17, any other member of the Adwest Group.

            Adwest Offer means, at any time, the recommended cash offer made by the New UK Borrower to the shareholders of Adwest on the terms and conditions of the Adwest Offer Document to acquire the Adwest Ordinary Shares at the Adwest Offer Price (as the same may be amended from time to time).

            Adwest Offer Document means the document issued on January 29, 1999 by or on behalf of the New UK Borrower setting out the terms and conditions of the Adwest Offer.

            Adwest Offer Price means (pound)1.50 per Adwest Ordinary Share or any permitted variation thereto.

            Adwest Ordinary Shares means the existing unconditionally allotted or issued and fully paid ordinary shares of 25p each in the capital of Adwest and any further shares which are unconditionally allotted or issued prior to the date on which the Adwest Offer closes (or such earlier date or dates, not being earlier than the date on which the Adwest Offer becomes unconditional as to acceptances or, if later, the final closing date of the Adwest Offer, as the New UK Borrower may decide) and Adwest Ordinary Share shall be construed accordingly.

            Adwest Shares means all of the Adwest Ordinary Shares actually acquired by the New UK Borrower as a result of the Adwest Offer or pursuant to the procedures under Sections 428 to 430F of the U.K. Companies Act 1985 as a result of the Adwest Offer.

            Adwest Success Date means the date on which all the conditions of the Adwest Offer have been fulfilled or waived (if waived, with the prior written approval of the Required Lenders to the extent such approval is required in accordance with the remaining provisions of this Agreement) and the Adwest Offer becomes or is declared wholly unconditional in all respects.

            Affected Lender - see Section 7.8.

            Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

            Agent means Bank of America in its capacity as agent hereunder and under the other Loan Documents, as provided in Article XIII, and any successor Agent arising under Section 13.9.

            Agent-Related Persons means the Agent and any successor thereto in such capacity hereunder, together with their respective Affiliates (including the Arranger), and the officers, directors, trustees, employees, agents and attorneys-in-fact of such Persons and Affiliates.

            Agreed Alternative Currency - see subsection 2.5(e).

            Agreement means this Amended and Restated Credit Agreement.

            Applicable Currency means, as to any particular payment or Loan, U.S. Dollars, Australian Dollars, Canadian Dollars or the Offshore Currency in which it is denominated or is payable.

            Applicable Margin means the applicable rate per annum set forth under the heading "Applicable Margin" on Schedule 1.1.

            Arranger means NationsBanc Montgomery Securities LLC.

            Assignee - see subsection 14.8(a).

            Attorney Costs means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated (or recorded) cost of internal legal services and all disbursements of internal counsel; provided that with respect to any particular matter related to the negotiation and documentation of the transaction contemplated by this Agreement or any amendment or modification hereof, Attorney Costs will be limited to either the fees and disbursements of any external counsel or the fees and disbursements of internal counsel.

            Australian Bank Bill Rate means, with respect to any Interest Period for an Australian Bank Bill Rate Loan:

                  (a) the rate determined by the Australian Lender to be the average buying rate (rounded up, if necessary, to the nearest four decimal places) displayed at or about 11:00 a.m. (Sydney time) on the first day of such Interest Period on the Reuters screen BBSY page for a term equivalent to such Interest Period; or

                  (b) if (i) for any reason there is no rate displayed for a period equivalent to such Interest Period; or (ii) the basis of calculation of such rate is changed after the date hereof and in the reasonable opinion of the Australian Lender it ceases to reflect the Australian Lender's cost of funding to the same extent as of the date of this Agreement, then the Australian Bank Bill Rate will be the rate determined by the Australian Lender to be the average of the buying rates quoted to the Australian Lender by each of three Australian banks selected by the Australian Lender at or about that time on that date. The buying rates must be for bills of exchange which are accepted by an Australian bank selected by the Australian Lender and which have a term equivalent to such Interest Period.

            Australian Bank Bill Rate Loan means any Australian Loan which bears interest at a rate determined by reference to the Australian Bank Bill Rate.

            Australian Bank Bill Rate Office means, with respect to the Australian Lender, the office or offices of such Person which shall be making or maintaining the Australian Bill Rate Loans of such Person hereunder or such other office or offices through which such Person determines the Australian Bank Bill Rate.

            Australian Borrowing means a Borrowing hereunder consisting of Australian Loans made by the Australian Lender.

            Australian Dollars and A$ each mean lawful money of Australia.

            Australian Dura Commitment means the commitment of the Australian Lender to make Australian Loans to the Dura Australian Borrower pursuant to Section 4.2; it being understood that the Australian Dura Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment.

            Australian Floating Rate Loan means an Australian Loan which bears interest at a rate determined by reference to the Australian Overnight Rate.

            Australian Lender means BA Australia Limited in its capacity as Australian Lender hereunder and any successor thereto in such capacity. The Australian Lender is an Affiliate of Bank of America, and Bank of America is the "primary Lender" for the Australian Lender.

            Australian Loan - see Section 4.1.

            Australian Loans Sublimit means U.S.$4,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four Business Days after written notice of such reduction or increase is given by DASI to the Agent and the Australian Lender, provided that after giving effect to such reduction or increase,
      (x) the Australian Loans Sublimit shall not exceed U.S.$4,000,000 and (y) the Australian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Australian Loans.

            Australian Overnight Rate means, with respect to any amount in Australian Dollars, for any day, the rate of interest per annum equal to the higher of: (i) the rate of interest per annum at which overnight deposits in such Australian Dollars, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by Bank of America's Sydney Branch to major banks in the Sydney or other applicable offshore interbank market, and (ii) the cost of funds to Bank of America's Sydney Branch with respect to such amount for such day, expressed as a rate of interest per annum.

            Australian Participation Funding Notice means a written notice from the Australian Lender informing the Agent that an Event of Default has occurred and is continuing and directing the Agent to notify all Revolving Lenders (other than the Australian Lender) to fund their participations in the Australian Loans as provided in Section 4.5.

            Australian U.S. Dollar Loan means any Australian Loan denominated in U.S. Dollars.

            BACAN means Bank of America Canada, a bank chartered under the laws of Canada.

            BACAN U.S. Base Rate means, on any date and with respect to all Canadian U.S. Dollar Base Rate Loans, a fluctuating rate of interest per annum (expressed on the basis of a year of 360 days) equal to the higher of (a) the rate of interest in effect for such day as publicly announced by BACAN as its "base rate" for U.S. Dollar loans made in Canada; and (b) the Federal Funds Rate in effect on that date determined by BACAN plus 0.50%.

            Bank of America means Bank of America National Trust and Savings Association, a national banking association.

            Bank of Canada Rate means the overnight rate established by the Canadian Lender based on its customary practice.

            Bankruptcy Code means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.).

            Beneficial Owner shall have the meaning assigned thereto in Rule 13d-3 of the SEC under the Exchange Act as in effect on the date hereof.

            Borrowers means the Dura Borrowers (including the Adwest Borrowers) and the Trident Borrowers; and Borrower means any Dura Borrower or any Trident Borrower, as applicable.

            Borrowing means a borrowing hereunder consisting of Loans of the same Facility and Type and in the same Applicable Currency made to a Borrower on the same day by one or more Lenders under Articles II, III, V, IV or VI and, other than in the case of Floating Rate Loans, having the same Interest Period. A Borrowing may be a Group Borrowing, a Swing Line Loan, an Australian Borrowing or a Canadian Borrowing.

            Borrowing Date means any date on which a Borrowing occurs under
      Section 2.3, 3.2, 4.2 or 5.2.

            Bridge Credit Agreement means the Bridge Credit Agreement dated as of January 24, 1999 between Bank of America, DASI, the Dura Borrowers, the Trident Borrowers and the New UK Borrower.

            Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago, San Francisco or Charlotte (and in the case of disbursements, payments and calculations in respect of(x) any Offshore Currency, in London, England and the city where the applicable Payment Office is located, (y) Australian Loans, in Sydney, Australia, or (z) Canadian Dollars, in Toronto, Canada) are authorized or required by law to close and

                  (i) with respect to disbursements and payments in and
            calculations pertaining to U.S. Dollars relating to

            Offshore Rate Loans or Canadian U.S. Dollar Offshore Rate Loans or Canadian Dollars relating to Offshore Canadian Loans, a day on which dealings are carried on in the applicable offshore U.S. Dollar or Canadian Dollar interbank market,

                  (ii) with respect to disbursements and payments in and
            calculations pertaining to any Offshore Currency relating to Offshore Rate Loans, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder,

                  (iii) with respect to dates for the payment or purchase of any amount denominated in the Euro Unit or the National Currency Unit of a Participating Member State, a day which is a TARGET Business Day,

                  (iv) with respect to the giving and receiving of notices
            hereunder for Offshore Currency Loans denominated in the Euro Unit or a National Currency Unit of a Participating Member State, a day which is a TARGET Business Day on which banks are generally open for business in London, New York City and Frankfurt and in any other principal financial center as the Agent shall from time to time determine for this purpose.

            Canadian Borrowers means the Dura Canadian Borrower and the Trident Canadian Borrower, and Canadian Borrower means either of the Dura Canadian Borrower or the Trident Canadian Borrower.

            Canadian Borrowing means a Borrowing hereunder consisting of Canadian Loans made by the Canadian Lender.

            Canadian Dollars and C$ each mean lawful money of Canada.

            Canadian Dura Commitment means the commitment of the Canadian Lender to make Canadian Loans to the Dura Canadian Borrower pursuant to Section 5.1; it being understood that the Canadian Dura Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment.

            Canadian Lender means BACAN in its capacity as Canadian Lender hereunder and any successor thereto in such capacity. The Canadian Lender is an Affiliate of Bank of America, and

      Bank of America is the "primary Lender" for the Canadian Lender.

            Canadian Loan - see Section 5.1.

            Canadian Offshore Rate means, with respect to any Interest Period for an Offshore Canadian Loan, the rate of interest per annum determined by the Canadian Lender to be the rate of interest per annum for deposits in Canadian Dollars for a period equal to such Interest Period quoted on Dow Jones Markets (Telerate) page 3740, at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period. If no such quotations are available, the Canadian Offshore Rate shall be determined by the Canadian Lender, to be the arithmetic mean, rounded upward if necessary, to the nearest 1/16th of one percent, of the rates of interest per annum at which deposits in Canadian Dollars in an amount approximately equal to the aggregate amount of such Offshore Canadian Loan, and having a maturity equal to such Interest Period are offered to Bank of America in the London interbank market at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period.

            Canadian Participation Funding Notice means a written notice from the Canadian Lender informing the Agent that an Event of Default has occurred and is continuing and directing the Agent to notify all Revolving Lenders (other than the Canadian Lender) to fund their participations in the Canadian Loans as provided in Section 5.5.

            Canadian Prime Rate means, for any day, the per annum rate of interest in effect for such day as publicly announced from time to time by BACAN in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by BACAN based upon various factors including BACAN's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate announced by BACAN shall take effect at the opening of business on the day specified in the public announcement of such change.

            Canadian Prime Rate Loan means a Canadian Loan that bears interest based on the Canadian Prime Rate.

            Canadian Trident Commitment means the commitment of the Canadian Lender to make Canadian Loans to the Trident Canadian Borrower pursuant to
      Section 5.1; it being understood that the Canadian Trident Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment.

            Canadian U.S. Dollar Base Rate Loan means any Canadian U.S. Dollar Loan that bears interest based on the BACAN U.S. Base Rate.

            Canadian U.S. Dollar Loan means any Canadian Loan denominated in U.S. Dollars.

            Canadian U.S. Dollar Offshore Rate means, with respect to any Interest Period for a Canadian U.S. Dollar Offshore Rate Loan, the rate of interest per annum determined by the Canadian Lender to be the rate of interest per annum for deposits in U.S. Dollars for a period equal to such Interest Period quoted on Dow Jones Markets (Telerate) page 3750, at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period. If no such quotations are available, the Canadian U.S. Dollar Offshore Rate shall be determined by the Canadian Lender, to be the arithmetic mean, rounded upward if necessary, to the nearest 1/16th of one percent, of the rates of interest per annum at which deposits in U.S. Dollars in an amount approximately equal to the aggregate amount of such Canadian U.S. Dollar Offshore Rate Loan, and having a maturity equal to such Interest Period are offered to Bank of America in the London interbank market at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Interest Period.

            Canadian U.S. Dollar Offshore Rate Loan means any Canadian U.S. Dollar Loan that bears interest based on the Canadian U.S. Dollar Offshore Rate.

            Capital Adequacy Regulation means, in respect of any Lender, any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of such Lender or of any corporation controlling such Lender which is generally applicable to banks or corporations controlling banks in any applicable jurisdiction (and not applicable to such Lender or the corporation controlling such Lender solely due to the financial or regulatory condition of such Lender or such corporation).

            Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of DASI.

            Cash Collateralize means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Lender and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Issuing Lender (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meanings. Each Borrower hereby grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in all such cash and deposit account balances to secure the L/C Obligations of such Borrower. Cash collateral shall be maintained in blocked deposit accounts at Bank of America not subject to setoff rights in favor of Bank of America (other than in respect of the Obligations).

            Cash Equivalent Investment means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) commercial paper maturing no more than 270 days from the date issued and having a rating of at least A-1 from Standard & Poor's Ratings Group or at least P-1 from Moody's Investors Services, Inc.; (c) certificates of deposit or bankers' acceptances maturing within one year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any Lender or any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 and not subject to setoff rights in favor of such bank (other than in respect of Obligations); and (d) investments with foreign governmental entities which are members of the OECD or foreign banks organized under the laws of countries which are members of the OECD, similar to the investments set forth in clause (a), (b) and (c) above, so long as such foreign bank has combined capital and surplus of a Dollar Equivalent of no less than $500,000,000.

            Change in Control means any of the following events:

            (a) any Person or group (within the meaning of Rule 13d-5 of the SEC under the Exchange Act), excluding Onex DHC, L.L.C., Alkin Co. or J2R Corporation, shall be or become the Beneficial Owner of issued and outstanding capital stock of DASI representing 25% or more of the voting power in elections for directors of DASI on a fully diluted basis;

            (b) a majority of the members of the board of directors of DASI or the board of directors of Dura shall cease to be Continuing Members; or

            (c) DASI shall cease to own, directly or indirectly, 100% of the issued and outstanding capital stock of Dura.

            Charge and Memorandum of Deposit means each charge and memorandum of deposit listed on Schedules 8.1 and 8.1(e) and each other charge and memorandum of deposit provided by a Loan Party to the Agent hereunder (including pursuant to Section 10.14 or 10.17).

            Closing Date means the Adwest Closing Date or the Excel Closing
      Date.

            Code means the Internal Revenue Code of 1986.

            Collateral means any collateral in which the Agent or any Lender Party is granted a Lien by a Loan Party pursuant to a Collateral Document.

            Collateral Document means each Collateral Document under the Existing Credit Agreement, each document referred to in paragraph (e) of
      Schedule 8.1, each document referred to in Section 10.17(f)(ii), each document listed on Schedule 8.1(e), each Charge and Memorandum of Deposit, Debenture, Pledge Agreement, Security Agreement, Mortgage and reaffirmation thereof and other collateral documents providing for the grant of a Lien in favor of the Agent in connection with this Agreement (including pursuant to Section 10.14) and each amendment or supplement thereto.

            Commitment, as to each Lender, means its Interim Term Commitment, Tranche A Term Commitment, Tranche B Term Commitment and/or Revolving Commitment, in each case as applicable.

            Commitment Fee Rate means the applicable rate set forth under the heading "Commitment Fee Rate" in Schedule 1.1.

            Compliance Certificate means a certificate substantially in the form of Exhibit C.

            Computation Date means any date on which the Agent determines the Dollar Equivalent amount of any Australian Loans, Canadian Loans, Offshore Currency Loans or L/C Obligations pursuant to Section 2.5(a), 3.1, 4.1(b), 5.1(b) or 6.1.

            Computation Period means each period of four consecutive fiscal quarters ending after March 31, 1998.

            Consolidated Net Income means, for any period, the consolidated net income (or loss) of DASI and its Subsidiaries for such period; provided that there shall be excluded therefrom (i) the income or loss of any Person which is not a Subsidiary (but any dividends or other distributions received in cash by DASI or any Subsidiary from such Person shall be included in determining Consolidated Net Income) and (ii) compensation expense resulting from the issuance of capital stock, stock options or stock appreciation rights issued to employees, including officers, of DASI or any Subsidiary, or the exercise of such options or rights, in each case to the extent the obligation (if any) associated therewith is not expected to be settled by the payment of cash by DASI or any Affiliate of DASI.

            Contingent Obligation means, as to any Person, any direct or indirect liability of such Person, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to invest in, support or supply funds to any other Person, or (iii) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments;
      (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall (x) in the case of a Guaranty Obligation, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (y) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

            Continuing Member means a member of the board of directors of DASI or Dura who either (a) was a member of such board of the directors on the Effective Date and has been such continuously thereafter or (b) became a member of such board after the Effective Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of such board of directors.

            Contractual Obligation means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

            Conversion/Continuation Date means any Business Day on which a Borrower (i) converts Loans of a Facility from one Type to another Type in the same currency or (ii) continues as Loans of the same Type and currency, but with a new Interest Period, Loans of a Facility having Interest Periods expiring on such date.

            Credit Extension means (a) the making of any Loan hereunder (but not the continuation of a Loan as a Loan of the same Type and currency nor the conversion of a Loan from one Type into another Type in the same currency) and (b) the Issuance of any Letter of Credit hereunder.

            DASI - see the Preamble.

            Debenture means each of the debentures listed on Schedule 8.1 and 8.1(e) and each other debenture provided by a Loan Party to the Agent hereunder (including pursuant to Section 10.14 or 10.17).

            Deutschemarks and DM each mean units of lawful money of Germany known as Deutschemarks.

            Dollar Equivalent means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Australian Dollars, Canadian Dollars or another Offshore Currency, the equivalent amount in U.S. Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Australian Dollars, Canadian Dollars or other Offshore Currency, as applicable, on the most recent Computation Date provided for in Section 2.5(a), 3.1, 4.1(b), 5.1(b) or 6.1, as applicable, or such other date as is specified herein.

            Dura - see the Preamble.

            Dura Australian Borrower - see the Preamble.

            Dura Borrowers - see the Preamble.

            Dura Canadian Borrower - see the Preamble.

            Dura Canadian Loan means a Canadian Loan made to the Dura Canadian Borrower.

            Dura Canadian Loans Sublimit means U.S.$6,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four Business Days after written notice of such reduction or increase is given by Dura to the Agent and the Canadian Lender, provided that after giving effect to such reduction or increase,
      (x) the Dura Canadian Loans Sublimit shall not exceed U.S.$6,000,000 and
      (y) the Dura Canadian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Dura Canadian Loans.

            Dura German Borrower - see the Preamble.

            EBITDA means, for any period, the sum of

            (a) Consolidated Net Income of DASI and its Subsidiaries for such period excluding, to the extent reflected in determining such Consolidated Net Income, extraordinary gains and losses for such period and non-cash restructuring or other non-cash charges, plus

            (b) to the extent deducted in determining Consolidated Net Income, Interest Expense, income tax expense, depreciation, depletion, amortization, any scheduled payment of interest on (without duplication) any of the Trust Preferred Stock Debentures or the Trust Preferred Securities and any minority interest subtracted from Consolidated Net Income for such period.

            Effective Amount means with respect to any outstanding L/C Obligations on any date, the aggregate Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate Dollar Equivalent amount of the L/C Obligations as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under any Letter of Credit taking effect on such date.

            Effective Date means the date on which all conditions precedent set forth in Section 8.1 are satisfied or waived by the Required Lenders.

            Eligible Assignee means an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933 (other than DASI or an affiliate of DASI); provided that no Person shall be an Eligible Assignee in respect of any Revolving Commitment or Tranche A Term Commitment unless, at the time of the proposed assignment to such Person, such Person is able to make Revolving Group Loans or Tranche A Term Loans, as the case may be, in U.S. Dollars and each other applicable currency.

            EMU means Economic and Monetary Union as contemplated in the Treaty on European Union.

            EMU Legislation means legislative measures of the European Council (including European Council regulations) for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

            Environmental Laws means all federal, state, provincial and local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, any Governmental Authorities, in each case relating to protection of the environment or occupational health and safety matters.

            ERISA means the Employee Retirement Income Security Act of 1974.

            ERISA Affiliate means any trade or business (whether or not incorporated) under common control with DASI within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

            ERISA Event means (a) a Reportable Event with respect to a Pension Plan; (b) the failure to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) a withdrawal by DASI or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (d) a complete or partial withdrawal by DASI or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (e) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon DASI or any ERISA Affiliate.

            Euro means the single currency of Participating Member States of the European Union.

            Euro Unit means the currency unit of the Euro.

            Event of Default means any of the events or circumstances specified in Section 12.1.

            Excel means Excel Industries, Inc., an Indiana corporation.

            Excel Acquisition means the Acquisition by Dura of Excel pursuant to the Excel Acquisition Documents.

            Excel Acquisition Documents means the Agreement and Plan of Merger dated as of January 19, 1999 among DASI, Windows Acquisition Corporation and Excel, and the Form S-4 Registration Statement of DASI filed with the SEC on January 29, 1999, as amended as of March 9, 1999, in each case as in effect on the date hereof and as amended from time to time in accordance with Section 11.18.

            Excel Closing Date means the date (not later than August 1, 1999) on which all conditions precedent set forth in Section 8.3 are satisfied or waived by all Lenders.

            Excel Debt to be Repaid means Indebtedness of Excel and/or its Subsidiaries listed on Schedule 8.3A.

            Excel Loan Party means any Guarantor that is an Excel Subsidiary.

            Excel Subsidiary means a Subsidiary acquired through the Excel Acquisition.

            Excepted Asset Sales means (i) dispositions or sales permitted under subsections 11.2(a), (b) or (c) and (ii) other sales or other dispositions not in excess of U.S.$25,000,000 in the aggregate during any fiscal year.

            Excess Cash Flow means, for any period, the remainder of

            (a)   the sum, without duplication, of

                  (i) EBITDA,

            plus

                  (ii) any net decrease in Adjusted Working Capital during such period (exclusive of decreases in working capital associated with asset sales),

            plus

                  (iii) any net cash extraordinary gains included in determining
            Consolidated Net Income,

            minus

            (b)   the sum, without duplication, of

                  (i) Interest Expense,

            plus

                  (ii) repayments of principal of Term Loans pursuant to Section
            2.9, prepayments of principal of Revolving Loans reflecting reductions in the Revolving Commitments pursuant to Section 2.7, principal payments arising with respect to any other long-term Indebtedness of DASI and its Subsidiaries, and the portion of any payments with respect to capital leases allocable to principal, in each case made during such period, plus

                  (iii) Capital Expenditures for such period, except to the
            extent made from proceeds of Indebtedness or new equity issuances or reinvestment of disposition proceeds,

            plus

                  (iv) all federal, state, local and foreign income taxes paid in cash by DASI and its Subsidiaries during such period,

            plus

                  (v) any net increase in Adjusted Working Capital during such period (exclusive of increases in working capital associated with asset purchases),

            plus

                  (vi) Investments (other than Investments in Affiliates of
            DASI) of the types described in subsections 11.4(g), (h) and (k) made in cash during such period,

            plus

                  (vii) any cash restructuring charges incurred during such
            period in connection with the Trident Acquisition, the Adwest Acquisition or the Excel Acquisition, to the extent not deducted in computing Consolidated Net Income for such period,

            plus

                  (viii) (without duplication of the foregoing clause (vii), any net cash extraordinary charges, to the extent reflected in computing Consolidated Net Income for such period,

            plus

                  (ix) any cash dividends and cash purchase price paid in
            respect of shares of DASI permitted under Section 11.14.

            Exchange Act means the Securities and Exchange Act of 1934.

            Excluded Property means the property described in Part A of Schedule 9.9.

            Existing Credit Agreement - see the Recitals.

            Existing Letters of Credit means the letters of credit issued by Bank of America under the Existing Credit Agreement and outstanding on the initial Closing Date.

            Facility means any of the Interim Term Facility, the Tranche A Term Facility, the Tranche B Term Facility or the Revolving Facility.

            Fee Letter - see subsection 2.11(a).

            Floating Rate means (i) with respect to Obligations in Dollars (other than Obligations of Canadian Borrowers), the U.S. Base Rate, (ii) with respect to Obligations in Australian Dollars, the Australian Overnight Rate, (iii) with respect to Obligations in Canadian Dollars, the Canadian Prime Rate, (iv) with respect to Obligations of Canadian Borrowers in Dollars, the BACAN U.S. Base Rate, (v) with respect to Obligations in any other Offshore Currency, the applicable Overnight Rate, and (vi) with respect to Obligations in any Agreed Alternative Currency, a comparable interest rate measure agreed to by DASI, the Agent and the Lenders at the time such currency becomes an Agreed Alternative Currency under this Agreement.

            Floating Rate Loan means a Loan, or an L/C Advance that bears interest based on the Floating Rate.

            Floating Rate Margin means, with respect to the U.S. Base Rate and the Canadian Prime Rate, the U.S. Base Rate Margin, and with respect to any other Floating Rate, the Other Floating Rate Margin.

            Foreign Loan Party - see Section 14.22.

            Form W-8 - see subsection 7.1(f).

            FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

            FX Trading Office means the Foreign Exchange Trading Center #5193, San Francisco, California, of Bank of America, or such other of Bank of America's offices as Bank of America may designate from time to time.

            GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination, it being understood that determinations thereof are subject to Section 1.3.

            Governmental Authority means any nation or government, any state, province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority including the National Association of Insurance Commissioners), any entity exercising executive, legislative, judicial, regulatory, monetary or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            Group Borrowing means a Borrowing hereunder consisting of Loans (other than Australian Loans, Canadian Loans or Swing Line Loans) under one Facility made by the Lenders ratably according to their respective Pro Rata Shares.

            Group Loan means a Loan (other than an Australian Loan, Canadian Loan or Swing Line Loan) made by a Lender ratably according to its Pro Rata Share.

            Guaranties mean each Guaranty delivered under the Existing Credit Agreement (including those listed on Schedule 8.1) and each other guaranty executed and delivered hereunder (including those listed on Schedule 8.1(d) and pursuant to Section 10.14) by a Subsidiary substantially in the form of Exhibit D; and Guaranty means any of the foregoing.

            Guarantors mean the guarantors party to the Guaranties; and Guarantor means any of the foregoing.

            Guaranty Obligation has the meaning specified in the definition of Contingent Obligation.

            Honor Date - see subsection 6.3(b).

            Indebtedness of any Person means, without duplication, the following (other than trade payables and accrued expenses entered into in the ordinary course of business): (a) all indebtedness for borrowed money of such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services if secured by a Lien (including all indebtedness of such Person created or arising under any conditional sale or other title retention agreement)(even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);
      (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all obligations of such Person with respect to capital leases or leases which should be classified as capital leases in accordance with GAAP; (f) all net obligations of such Person with respect to Swap Contracts (such obligations to be equal at any time to the aggregate net amount that would have been payable by such Person at the most recent fiscal quarter end in connection with the termination of such Swap Contracts at such fiscal quarter end); (g) all indebtedness of other Persons referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

            Indemnified Liabilities - see Section 14.5.

            Indemnified Person - see Section 14.5.

            Independent Auditor - see subsection 10.1(a).

            Insolvency Proceeding means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, administration or relief of debtors, or (b) any general assignment for the benefit of creditors, arrangement, compromise, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors.

            Interest Expense means for any period the consolidated interest expense of DASI and its Subsidiaries for such period determined in accordance with GAAP (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures but excluding amortization of fees and expenses in connection with the Trident Acquisition, the Adwest Acquisition, the Excel Acquisition, this Agreement and the transactions contemplated by the foregoing), net of any interest income from cash collateral securing Indebtedness.

            Interest Payment Date means (a) as to any Loan other than a Floating Rate Loan, the last day of each Interest Period applicable to such Loan, and (b) as to any Floating Rate Loan, the last Business Day of each calendar quarter, provided that if any Interest Period for an Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period also shall be an Interest Payment Date.

            Interest Period means, as to any Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan, as applicable, and ending on the date one, two, three or six months thereafter (or (x) in the case of any Interest Period beginning prior to June 30, 1999, seven days, or (y) in the case of one Interest Period for the Term Loans under each of the Interim Term Facility, the Tranche A Term Facility and the Tranche B Term Facility and subject to Section 7.5, such other period of time approved by the Agent, not exceeding six months, as will cause the last day of such Interest Period to fall on a day on which principal is scheduled to be repaid under such Facility) as selected by the applicable Borrower in its Notice of Group Borrowing, Notice of Australian Borrowing, Notice of Canadian Borrowing, or Notice of Conversion/Continuation, as the case may be; provided that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period for an Offshore Rate Loan, Australian
            Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan, that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iii) no Interest Period for any Revolving Loan shall extend beyond the scheduled Revolving Commitment Termination Date;

                  (iv) no Interest Period for any Interim Term Loan shall extend beyond the Interim Term Maturity Date;

                  (v) no Interest Period for any Term Loan under the Tranche A
            Term Facility or the Tranche B Term Facility shall extend beyond any scheduled installment date for such Facility unless the aggregate principal amount of all Term Loans under such Facility that are Floating Rate Loans and of all Term Loans under such Facility having Interest Periods that will expire on or before such scheduled installment date equals or exceeds the amount of the installment of the Term Loans under such Facility due on such date;

                  (vi) no Borrower may select an Interest Period for an Offshore
            Currency Loan in any Offshore Currency which would extend beyond the date on which such Offshore Currency ceases to be legal tender in its respective country; and

                  (vii) subject to the foregoing clauses (iii) and (iv) of this proviso, the Australian Lender may approve any other Interest Period requested by the Dura Australian Borrower for Australian Bank Bill Rate Loans not otherwise permitted by this definition, and the Canadian Lender may approve any other Interest Period requested by a Canadian Borrower for Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans not otherwise permitted by this definition.

            Interim Term Commitment means a Lender's commitment to make an Interim Term Loan hereunder.

            Interim Term Facility means the U.S. Dollar interim term loan facility provided hereunder as set forth in subsection 2.1(a).

            Interim Term Loan - see subsection 2.1(a).

            Interim Term Maturity Date means the 18-month anniversary of the initial Closing Date.

            Investment - see Section 11.4.

            IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

            Issuance Date - see subsection 6.1(a).

            Issue means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

            Issuing Lender means Bank of America in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 13.9.

            Joinder Agreement means an agreement by which a Subsidiary becomes a party to this Agreement, substantially in the form of Exhibit E.

            Joint Venture means a limited-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by DASI or any of its Subsidiaries with another Person or Persons in order to conduct a common venture or enterprise with such Person or Persons.

            L/C Advance means each Revolving Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

            L/C Amendment Application means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use by the Issuing Lender, as the Issuing Lender shall request.

            L/C Application means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use by the Issuing Lender, as the Issuing Lender shall request.

            L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under subsection 6.3(b).

            L/C Commitment means the commitment of the Issuing Lender to Issue, and the commitment of the Revolving Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article VI for the account of any Borrower, in an aggregate Dollar Equivalent amount not to exceed on any date an amount equal to the lesser of (i) the excess of the amount of the combined Revolving Commitments over the aggregate outstanding principal amount of all Revolving Loans, and (ii) U.S.$30,000,000; it being understood that the L/C Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment.

            L/C Fee Rate means the applicable rate set forth under the heading "L/C Fee Rate" in Schedule 1.1.

            L/C Obligations means at any time the sum of (a) the aggregate undrawn Dollar Equivalent amount of all Letters of Credit then outstanding, plus (b) the Dollar Equivalent amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

            L/C-Related Documents means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Lender's standard form documents for letter of credit issuances.

            Lender - see the Preamble. References to the "Lenders" shall, unless the context otherwise requires, include BA Australia Limited in its capacity as Australian Lender, BACAN in its capacity as Canadian Lender and Bank of America in its capacity as Issuing Lender and as Swing Line Lender; for purposes of clarification only, to the extent that Bank of America may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Lender or Swing Line Lender, its status as such will be specifically referenced.

            Lender Parties means the Agent, the Lenders, their respective Affiliates and other Indemnified Persons.

            Lending Office means, as to any Lender, the office or offices of such Lender (or, in the case of any Offshore Currency Loan, Australian Loan or Canadian Loan, of an Affiliate of such Lender) specified as its "Lending Office", "Domestic Lending Office", "Offshore Lending Office", "Australian Lending Office" or "Canadian Lending Office", as the case may be, on Schedule 14.2, or such other office or offices of such Lender (or, in the case of any Offshore Currency Loan, Australian Loan or Canadian Loan, of an Affiliate of such Lender) as such Lender may from time to time specify to DASI and the Agent.

            Letter of Credit means any Existing Letter of Credit and any letter of credit (whether a standby letter of credit or a commercial documentary letter of credit) Issued by the Issuing Lender pursuant to Article VI.

            Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment for security, charge or deposit arrangement, encumbrance, preferential arrangement in the nature of security or lien (statutory or other) in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

            Loan means a Revolving Loan or a Term Loan.

            Loan Documents mean this Agreement, each Joinder Agreement, any Note, the Fee Letter, the L/C-Related Documents, each Guaranty, each Collateral Document and all other agreements executed by a Loan Party in favor of the Agent or any Lender in connection herewith (but not including the Trident Acquisition Documents, the Adwest Acquisition Documents, the Excel Acquisition Documents or other documents effecting an Acquisition).

            Loan Parties means the Borrowers and the Guarantors; and Loan Party means any Borrower or any Guarantor, as applicable.

            Local Time means, in the case of any Loan, the local time of the applicable Lending Office of Bank of America, the Australian Lender or the Canadian Lender, as the case may be.

            London Stock Exchange means The London Stock Exchange Limited.

            Margin Stock means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

            Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of DASI and its Subsidiaries taken as a whole; or (b) a material impairment of the ability of the Loan Parties to perform under any applicable Loan Document.

            Material Subsidiary means (a) each Loan Party, and (b) any other Subsidiary (other than Dura Automotive Systems Capital Trust) whose assets or annual revenues together with the assets or annual revenues, as the case may be, of its Subsidiaries constitute 5% or more of the total assets or annual revenues (based on a pro forma basis for the most recently ended fiscal year) of DASI and its Subsidiaries on a consolidated basis.

            Minimum Tranche means, in respect of Loans comprising part of the same Borrowing, or to be converted or continued under Section 2.4, 4.3 or 5.3, (a) in the case of U.S. Dollar Loans (other than Canadian U.S. Dollar Loans), U.S.$3,000,000 or a higher integral multiple of U.S.$1,000,000,
      (b) in the case of Australian Loans in Australian Dollars, A$500,000 or a higher integral multiple of A$250,000, or such other amount that is acceptable to the Australian Lender, (c) in the case of Australian Loans in U.S. Dollars, U.S.$500,000 or a higher integral multiple of U.S.$250,000, or such other amount that is acceptable to the Australian Lender, (d) in the case of Canadian Loans in Canadian Dollars, C$1,000,000 or a higher integral multiple of C$500,000, or such other amount that is acceptable to the Canadian Lender, (e) in the case of Canadian U.S. Dollar Loans, U.S. $500,000 or a higher integral multiple of U.S. $250,000, or such other amount that is acceptable to the Canadian Lender, (f) in the case of Offshore Currency Loans (other than Adwest Acquisition Loans), a minimum Dollar Equivalent amount of U.S.$3,000,000 and an integral multiple of 1,000,000 units of the Applicable Currency, (g) in the case of Adwest Acquisition Loans, a minimum Dollar Equivalent amount of U.S.$500,000 and an integral multiple of 100,000 units of the Applicable Currency or (h) in the case of any Type of Loans, the remaining unused amount of the applicable Commitments, if less than the foregoing amounts.

            Moblan - see the Preamble.

            Mortgage means each mortgage or deed of trust listed on Schedules
      8.1 and 8.1(e) and each other mortgage or deed of trust provided to the Agent by a Loan Party hereunder (including pursuant to Section 10.14).

            Multiemployer Plan means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which DASI or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

            National Currency Unit means a fraction or multiple of one Euro Unit expressed in units of the former national currency of a Participating Member State.

            Net Cash Proceeds means

                  (a) with respect to the sale, transfer or other disposition by
            DASI or any Subsidiary of any asset (including any stock of any Subsidiary), the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable, reserve for adjustment or otherwise, but only as and when received) received by DASI or any Subsidiary pursuant to such sale, transfer or other disposition, net (subject to reserves for normal course post-closing adjustments and reserves for indemnification obligations in connection with such asset sale) of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts applied to the repayment of any Indebtedness secured by a Lien on the asset subject to such sale, transfer or other disposition (other than the Obligations); and (iv) liabilities of the entity, or relating to the business or assets, sold, transferred or otherwise disposed of which are retained by DASI or the applicable Subsidiary; and

                  (b) with respect to any issuance of equity securities or
            Subordinated Indebtedness, the aggregate cash proceeds received by DASI or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's commissions and legal, accounting and investment banking fees).

            If DASI or any Subsidiary receives Net Cash Proceeds in a currency other than U.S. Dollars, the Dollar Equivalent amount thereof shall be determined as of the date of such receipt.

            New UK Borrower - see the Preamble.

            Non-Adwest Acquisition Credit Extension means any Credit Extension other than an Adwest Acquisition Loan and the Refinancing Credit Extensions.

            Non-Trident Subsidiary means any Subsidiary of DASI other than Trident and the Subsidiaries of Trident.

            Note means a promissory note executed by a Borrower in favor of a Lender pursuant to subsection 2.2(b), in substantially the form of Exhibit F.

            Notice of Australian Borrowing means a notice in substantially the form of Exhibit A-2.

            Notice of Canadian Borrowing means a notice in substantially the form of Exhibit A-3.

            Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B-1 (in the case of a notice pursuant to Section 2.4) Exhibit B-2 (in the case of a notice pursuant to Section 4.3) or Exhibit B-3 (in the case of a notice pursuant to Section 5.3).

            Notice of Group Borrowing means a notice in substantially the form of Exhibit A-1.

            Obligations means all advances, debts, liabilities, obligations, covenants and duties which are owing by any Loan Party to any Lender Party, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising, arising under (i) any Loan Document, (ii) any Swap Contract or (iii) any other agreement relating to indebtedness for borrowed money, letter of credit or bank guarantee having an aggregate principal Dollar Equivalent amount for all such agreements under this clause (iii) not in excess of U.S.$50,000,000, each of which agreements is designated by DASI in writing (substantially in the form of Exhibit J) to the Agent (and acknowledged by the Agent) as an "Other Qualified Secured Agreement" with a specified maximum principal Dollar Equivalent amount.

            OECD means the Organization for Economic Cooperation and Development.

            Offshore Canadian Loan means any Canadian Loan that bears interest based on the Canadian Offshore Rate.

            Offshore Currency means at any time Pounds Sterling, Canadian Dollars, French francs, Deutschemarks, Spanish pesetas, Euros and any Agreed Alternative Currency. Any reference to a National Currency Unit of a Participating Member State in this definition of "Offshore Currency" shall be deemed to also include a reference to the Euro Unit.

            Offshore Currency Loan means any Loan denominated in an Offshore Currency.

            Offshore Currency Offshore Rate Loan means any Offshore Rate Loan denominated in an Offshore Currency.

            Offshore Rate means, for any Borrowing of Offshore Rate Loans for any Interest Period, (i) with respect to Offshore U.S. Dollar Loans, the rate of interest per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Agent as the rate at which deposits in U.S. Dollars in the approximate amount of the Offshore Rate Loan of Bank of America included in such Borrowing (or, if Bank of America does not have a Loan included in such Borrowing, in the amount of U.S. $5,000,000), and having a maturity comparable to such Interest Period, are offered by Bank of America's Grand Cayman Branch, Grand Cayman, B.W.I. (or such other office as may be designated by Bank of America) to major banks in the offshore interbank market at approximately 9:00 a.m. (San Francisco time) two Business Days prior to the commencement of such Interest Period, or
      (ii) with respect to Offshore Currency Offshore Rate Loans, the rate of interest per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Agent as the rate at which deposits in such Offshore Currency in the approximate amount of the Offshore Rate Loan of Bank of America included in such Borrowing (or, if Bank of America does not have a Loan included in such Borrowing, in a Dollar Equivalent amount, rounded to a convenient number, of approximately U.S. $5,000,000), and having a maturity comparable to such Interest Period, are offered by Bank of America's London Branch, London, England (or such other office as may be designated by Bank of America) to major banks in the offshore interbank market at approximately 11:00 a.m. (London time) two Business Days prior to (or (a) in the case of an Offshore Rate Loan in Pounds Sterling, on the day of, or (b) in the case of an Offshore Currency Loan in Euros, on such other date as is customary in the relevant offshore interbank market) the commencement of such Interest Period.

            Offshore Rate Loan means any Loan that bears interest based on the Offshore Rate.

            Offshore U.S. Dollar Loan means any Offshore Rate Loan denominated in U.S. Dollars.

            Organization Documents means, for any corporation or other Person, the certificate or articles of incorporation or association, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all other applicable constating documents of such Person.

            Other Floating Rate Margin means the applicable rate per annum set forth under the heading "Other Floating Rate Margin" on Schedule 1.1.

            Other Qualified Secured Agreement means an agreement described in clause (iii) of the definition of "Obligations" in this Section 1.1.

            Other Taxes means any present or future stamp or documentary Taxes or any other excise or property Taxes which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

            Overnight Rate means with respect to any amount in an Offshore Currency, for any day, the rate of interest per annum equal to the higher of: (i) the rate of interest per annum at which overnight deposits in such Offshore Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by Bank of America's London Branch to major banks in the London or other applicable offshore interbank market, and (ii) the cost of funds to Bank of America's London Branch with respect to such amount for such day, expressed as a rate of interest per annum.

            Participant - see subsection 14.8(d).

            Participating Member State means each country so described in any EMU Legislation.

            Payment Office means (i) in respect of payments in U.S. Dollars, the address for payments set forth on Schedule 14.2 for the Agent or such other address as the Agent may from time to time specify in accordance with Section 14.2, (ii) in the case of payments in any Offshore Currency, such address as the Agent may from time to time specify in accordance with
      Section 14.2, (iii) in the case of Loans to or payments by the Dura Australian Borrower, the address for payments set forth on Schedule 14.2 for the Australian Lender or such other address as the Australian Lender may from time to time specify in accordance with Section 14.2 and (iv) in the case of Loans to or payments by the Canadian

      Borrowers, the address for payments set forth on Schedule 14.2 for the Canadian Lender or such other address as the Canadian Lender may from time to time specify in accordance with Section 14.2.

            PBGC means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

            Pension Plan means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Loan Party or any ERISA Affiliate may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

            Permitted Liens - see Section 11.1.

            Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity.

            Plan means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Loan Party sponsors or maintains or to which any Loan Party makes, is making, or is obligated to make contributions, and includes any Pension Plan.

            Pledge Agreement means each of the pledge agreements listed on
      Schedule 8.1(e) and each other pledge agreement provided by a Loan Party to the Agent hereunder (including pursuant to Section 10.14).

            Pounds Sterling and (pound) each means lawful money of the United Kingdom.

            Pro Rata Share means, as to any Lender in respect of any Facility at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of

                  (a) prior to termination of the Commitments in such Facility,
            (i) such Lender's Commitment in such Facility divided by (ii) the combined Commitments of all Lenders in such Facility, or

                  (b) after termination of the Commitments in such Facility, (i)
            the aggregate principal Dollar Equivalent amount of such Lender's Loans under such Facility plus, in the case of the Revolving Facility (without duplication), the sum of the participations of such Lender in the aggregate Dollar Equivalent principal amount of all Canadian Loans, Australian Loans and Swing Line Loans and in the Effective Amount of all L/C Obligations, divided by (ii) the aggregate Dollar Equivalent principal amount of all Loans under such Facility plus in the case of the Revolving Facility (without duplication), the Effective Amount of all L/C Obligations under such Facility.

            Reaffirmation(s) of Collateral Documents means the Reaffirmation of Collateral Documents listed on Schedule 8.1(d).

            Reaffirmation(s) of Guaranties means the Reaffirmation of Guaranties listed on Schedule 8.1(d).

            Refinancing Credit Extension means any Credit Extension made on the Adwest Closing Date (if the Excel Closing Date has not occurred) restating or refinancing credit extensions then outstanding under the Existing Credit Agreement.

            Related Fund means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            Replacement Lender - see Section 7.8.

            Reportable Event means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder with respect to which DASI or any ERISA Affiliate would be subject to the notice requirements of
      Section 4043(b), other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

            Request for Swing Line Loan means a request in substantially the form of Exhibit A-4.

            Required Lenders means

                  (a) at any time prior to the Revolving Commitment Termination
            Date, Lenders then holding more than 50% of the sum of (i) the then aggregate unused amount of the Commitments, plus (ii) the then aggregate unpaid Dollar Equivalent principal amount of the Loans, plus (iii)

            (without duplication) the then aggregate Effective Amount of the L/C Obligations, and

                  (b) otherwise, Lenders then holding more than 50% of the sum of (i) the then aggregate unpaid Dollar Equivalent principal amount of the Loans, plus (ii) (without duplication) the then aggregate Effective Amount of the L/C Obligations,

      it being understood that, for purposes of clauses (a) and (b), the principal amount of each Lender's Loans shall be deemed to be

                  (i)(A) in the case of any Lender other than the Australian
            Lender, increased by such Lender's participations in the Australian Loans pursuant to Section 4.5 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to Section 4.5, and (B) in the case of the Australian Lender, decreased by the amount of the participations of all other Lenders in its Australian Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to Section 4.5, and

                  (ii)(A) in the case of any Lender other than the Canadian
            Lender, increased by such Lender's participations in the Canadian Loans pursuant to Section 5.5 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to Section 5.5, and (B) in the case of the Canadian Lender, decreased by the amount of the participations of all other Lenders in its Canadian Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to Section 5.5, and

                  (iii)(A) in the case of any Lender other than the Swing Line
            Lender, increased by such Lender's participations in the Swing Line Loans pursuant to Section 3.4 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to Section 3.4, and (B)) in the case of the Swing Line Lender, decreased by the amount of the participations of all other Lenders in its Swing Line Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to Section 3.4), and

            (iv)(A) in the case of any Lender other than the Issuing Lender, increased by such Lender's participations in the Effective Amount of the L/C Obligations pursuant to Section 6.3 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to Section 6.3, and (B) in the case of the Issuing Lender, decreased by the amount of the participations of all other Lenders in the Effective Amount of the L/C Obligations (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to Section 6.3).

      For purposes of determining whether the Required Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Dollar Equivalent amount of all Offshore Currency Loans shall be calculated on the date such amendment, waiver or consent is to become effective or such action is to be taken.

            Required Revolving Lenders means Revolving Lenders which would constitute "Required Lenders" if all of the Term Loans had been funded and then paid in full.

            Requirement of Law means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

            Responsible Officer means the chief executive officer, the president, a vice president or the chief financial officer of DASI or a Borrower, as the case may be, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of DASI or a Borrower, as the case may be, or any other officer having substantially the same authority and responsibility.

            Revolving Commitment - see subsection 2.1(d).

            Revolving Commitment Termination Date means the earlier to occur of
      (a) March 31, 2005; and (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Agreement.

            Revolving Facility means the revolving multicurrency credit facility with letter of credit, Swing Line Loan, Australian Loan and Canadian Loan subfacilities provided hereunder to the Borrowers (including the Trident Borrowers) as set forth in subsection 2.1(d) and Sections 3.1, 4.1, 5.1 and 6.1.

            Revolving Group Loan - see subsection 2.1(d).

            Revolving Lender means a Lender which has a Revolving Commitment.

            Revolving Loan means (a) an extension of credit by a Lender to a Borrower under the Revolving Facility pursuant to Article II or Article VI, which may be a Revolving Group Loan or an L/C Advance, or (b) an extension of credit by the Australian Lender to the Dura Australian Borrower pursuant to Article IV, or (c) an extension of credit by the Canadian Lender to a Canadian Borrower pursuant to Article V, or (d) a Swing Line Loan to a Borrower pursuant to Article III.

            S.155 Date - see subsection 10.17(f).

            Same Day Funds means (i) with respect to disbursements and payments in U.S. Dollars, immediately available funds, and (ii) with respect to disbursements and payments in Australian Dollars, Canadian Dollars or another Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Australian Dollars, Canadian Dollars or the relevant Offshore Currency.

            Schade Reserved Amount means U.S.$62,000,000, provided that the Schade Reserved Amount shall be reduced to zero if (i) U.S.$50,000,000 or more of the Indebtedness of Schade GmbH & Co. KG described on Schedule
      11.5 outstanding on the Excel Closing Date is refinanced with the proceeds of Revolving Loans, and (ii) Schade GmbH & Co. KG is not subject to any contractual restrictions restricting its ability to provide to the Agent collateral pursuant to Section 10.14.

            SEC means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

            Security Agreement means each of the security agreements listed on Schedules 8.1 and 8.1(e) and each other security agreement provided by a Loan Party to the Agent hereunder (including pursuant to Section 10.14).

            Selected Currency - see subsection 1.6(d).

            Senior Leverage Ratio means, as of the last day of any fiscal quarter, the ratio of

                  (a) the consolidated Indebtedness of DASI and its Subsidiaries as of such day, excluding, to the extent, if any, included therein,
            (i) the Trust Preferred Stock Debentures and the Trust Preferred Securities, and (ii) all Subordinated Indebtedness, but including the outstanding principal amount of Trident Subordinated Debt to

                  (b) EBITDA for the Computation Period ending on such day.

            If DASI or any Subsidiary makes any Acquisition, the Senior Leverage Ratio shall be calculated on a combined basis during the first 12 months following such Acquisition based on the assumption that such Acquisition had been completed (and the financial results of the acquired Person or assets had been included in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period (but without adjustment for any cost savings or other synergies attributable to such Acquisition for the period prior to the date of such Acquisition).

            Spicebright - see the Preamble.

            Spot Rate for a currency means the rate quoted by Bank of America as the spot rate for the purchase by Bank of America of such currency with another currency through its FX Trading Office at approximately 8:00 a.m. (San Francisco time) on the date two Business Days prior to the date as of which the foreign exchange computation is made.

            Subordinated Indebtedness means unsecured Indebtedness for borrowed money junior to and subordinate to the Obligations on terms and conditions satisfactory to the Required Lenders.

            Subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture, business trust or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

      Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of DASI.

            Surety Instruments means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

            Swap Contract means any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

            Swing Line Commitment means the commitment of the Swing Line Lender to make Swing Line Loans hereunder.

            Swing Line Lender means Bank of America in its capacity as swing line lender hereunder, together with any replacement swing line lender arising under Section 13.9.

            Swing Line Loan - see Section 3.1.

            TARGET Business Day means a day when TARGET is open for business.

            TARGET means the Trans-European Automated Real-time Gross Settlement Express Transfer system or any successor.

            Taxes means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Agent and each Participant, such taxes (including income taxes, franchise or Canadian capital taxes) as are imposed on or measured by such Lender's, the Agent's or such Participant's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

            Term Loans means the Interim Term Loans and the Tranche A Term Loans and the Tranche B Term Loans.

            Total Borrower Revolving Outstandings means, with respect to any Borrower, the sum of the aggregate principal Dollar Equivalent amount of all outstanding Revolving Group Loans to such Borrower plus the aggregate principal Dollar

      Equivalent amount of all Swing Line Loans to such Borrower plus (without duplication) the Effective Amount of all L/C Obligations of such Borrower.

            Total Debt to EBITDA Ratio means, as of the last day of any fiscal quarter, the ratio of

                  (a) the consolidated Indebtedness of DASI and its Subsidiaries
            (excluding, to the extent, if any, included therein, the Trust Preferred Stock Debentures and the Trust Preferred Securities) as of such day to

                  (b) EBITDA for the Computation Period ending on such day.

            If DASI or any Subsidiary makes any Acquisition, the Total Debt to EBITDA Ratio shall be calculated on a combined basis during the first 12 months following such Acquisition based on the assumption that such Acquisition had been completed (and the financial results of the acquired Person or assets had been included in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period (but without adjustment for any cost savings or other synergies attributable to such Acquisition for the period prior to the date of such Acquisition).

            Total Revolving Outstandings means the sum of the aggregate principal Dollar Equivalent amount of all outstanding Revolving Group Loans plus the Australian Loans Sublimit plus the Dura Canadian Loans Sublimit plus the Trident Canadian Loans Sublimit plus the aggregate principal Dollar Equivalent amount of all Swing Line Loans plus (without duplication) the Effective Amount of all L/C Obligations of the Borrowers.

            Total Trident Revolving Outstandings means the sum of the aggregate principal Dollar Equivalent amount of all outstanding Revolving Group Loans to the Trident Borrowers plus the Trident Canadian Loans Sublimit plus the aggregate principal Dollar Equivalent amount of all Swing Line Loans to the Trident Borrowers plus (without duplication) the Effective Amount of all L/C Obligations of the Trident Borrowers.

            Tranche A Final Maturity Date means March 31, 2005.

            Tranche A Term Commitment means a Lender's commitment to make Tranche A Term Loans hereunder.

            Tranche A Term Facility means the multicurrency term loan facility provided hereunder as set forth in subsection 2.1(b).

            Tranche A Term Loan - see subsection 2.1(b).

            Tranche A Term Loan Disbursement Date means the initial Closing Date and up to three additional Borrowing Dates following the initial Closing Date on which Tranche A Term Loans may be disbursed under this Agreement, to be such dates (not later than June 30, 1999) as requested by DASI in accordance with Section 2.3.

            Tranche B Final Maturity Date means March 31, 2006.

            Tranche B Term Commitment means a Lender's commitment to make Tranche B Term Loans hereunder.

            Tranche B Term Facility means the U.S. Dollar term loan facility provided hereunder as set forth in subsection 2.1(c).

            Tranche B Term Loan - see subsection 2.1(c).

            Treaty on European Union means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992 and came into force on November 1, 1993), as amended from time to time.

            Trident - see the Preamble.

            Trident Acquisition means the Acquisition by Dura or one or more of its Subsidiaries of Trident pursuant to the Trident Acquisition Documents.

            Trident Acquisition Documents means the documents listed in Schedule 8.1(f), in each case as in effect on the date hereof and as amended from time to time in accordance with Section 11.18.

            Trident Borrowers - see the Preamble.

            Trident Canadian Borrower - see the Preamble.

            Trident Canadian Loan means a Canadian Loan made to the Trident Canadian Borrower.

            Trident Canadian Loans Sublimit means U.S.$3,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four

      Business Days after written notice of such reduction or increase is given by DASI to the Agent and the Canadian Lender, provided that after giving effect to such reduction or increase, (x) the Trident Canadian Loans Sublimit shall not exceed U.S.$3,000,000 and (y) the Trident Canadian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Trident Canadian Loans.

            Trident Indemnified Liabilities - see Section 14.5.

            Trident Loan Party means any Trident Borrower and any Guarantor that is a Trident Subsidiary.

            Trident Obligations means (i) so long as the Trident Subordinated Debt is outstanding and held by any Person other than Affiliates of DASI, all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document which are owing by any Trident Loan Party to any Lender, the Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising, and (ii) at any other time, all Obligations.

            Trident Subordinated Debt means the Indebtedness of Trident issued under the Trident Subordinated Debt Indenture.

            Trident Subordinated Debt Indenture means the Series A and Series B 10% Senior Subordinated Notes due 2005 Indenture dated as of December 12, 1997 among Trident, Trident UK, Spicebright, Trident US, Moblan, Trident Automotive, L.P., Trident Automotive, L.L.C., Dominion Controls Inc., Acco Canada Limited, Trident Automotive Canada Co., and The Chase Manhattan Bank, as trustee.

            Trident Subsidiary means a Subsidiary of Trident.

            Trident UK - see the Preamble.

            Trident US - see the Preamble.

            Trust Preferred Securities means the Convertible Trust Originated Preferred Securities issued by the Trust Preferred Stock Trust containing substantially the terms described in the Trust Preferred Stock Prospectus.

            Trust Preferred Stock Debentures means the 7 1/2% Convertible Subordinated Debentures issued by DASI to the Trust Preferred Stock Trust containing substantially the terms described in the Trust Preferred Stock Prospectus and relating to the Trust Preferred Securities.

            Trust Preferred Stock Indenture means the Indenture dated as of March 20, 1998 of DASI to The First National Bank of Chicago, as trustee.

            Trust Preferred Stock Prospectus means the Prospectus dated March 16, 1998 for Dura Automotive Systems Capital Trust Convertible Trust Preferred Securities issued by the Trust Preferred Stock Trust.

            Trust Preferred Stock Trust means the Dura Automotive Systems Capital Trust, a special purpose Delaware business trust established by DASI, of which DASI holds all the common securities, which issued the Trust Preferred Securities, and which has lent to DASI (such loans being evidenced by the Trust Preferred Stock Debentures) the net proceeds of issuance and sale of the Trust Preferred Securities.

            Type of Loan means (a) in the case of Group Loans, a U.S. Base Rate Loan or an Offshore Rate Loan, (b) in the case of Australian Loans, an Australian Bank Bill Rate Loan, an Australian Floating Rate Loan or an Australian U.S. Dollar Loan, (c) in the case of Canadian Loans, a Canadian Prime Rate Loan, an Offshore Canadian Loan, a Canadian U.S. Dollar Base Rate Loan or a Canadian U.S. Dollar Offshore Rate Loan and (d) in the case of Swing Line Loans, a Floating Rate Loan.

            U.K. Borrower Interest Deferral Date means the earlier of (a) December 30, 1999 and (b) the date that is five Business Days after the last date by which the Agent and Dura shall have received notice with respect to each applicable Lender required under Section 7.1(i) to submit a claim for relief from United Kingdom income tax that such Lender has been granted relief from U.K. income tax on interest payable to such Lender from the U.K. Borrowers under the Loan Documents.

            U.K. Borrowers means Trident, Trident UK, Spicebright, the New UK Borrower, and, upon its joinder hereto as a Borrower pursuant to Sections
      10.17 and 14.21, Adwest.

            U.K. City Code means the City Code on Take-over and Mergers for the time being in force with respect to takeovers and mergers in the United Kingdom.

            U.K. Panel means the Panel on Takeovers and Mergers in the United Kingdom.

            Unfunded Pension Liability means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of such Plan's assets, determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code for the applicable plan year.

            United States and U.S. each means the United States of America.

            Unmatured Event of Default means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

            U.S. Base Rate means, for any day, the higher of: (a) 0.50% per annum above the latest U.S. Federal Funds Rate; and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by Bank of America at its headquarters as its "reference rate." (The "reference rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

            U.S. Base Rate Loan means a Loan, or an L/C Advance, that bears interest based on the U.S. Base Rate.

            U.S. Base Rate Margin means the applicable rate per annum set forth under the heading "U.S. Base Rate Margin" on Schedule 1.1.

            U.S. Dollars and U.S.$ each mean lawful money of the United States.

            U.S. Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

            U.S. Loan Party - see Section 14.22.

            Welfare Plan means a "welfare plan", as such term is defined in
      Section 3(1) of ERISA.

            Wholly-Owned Subsidiary means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of each other class, at the time as of which any determination is being made, is owned, beneficially and of record, by DASI or by one or more of the other Wholly-Owned Subsidiaries, or a combination thereof.

      1.2 Other Interpretive Provisions.

            (a) The meanings of defined terms are equally applicable to the singular and plural forms of such terms.

            (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

            (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

            (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

            (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

            (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

      1.3 Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided that if DASI notifies the Agent that DASI wishes to amend any covenant in Article XI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies DASI that the Required Lenders wish to amend Article XI for such purpose), then DASI's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to DASI and the Required Lenders.

            (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of DASI.

      1.4 Currency Equivalents Generally. For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency (including Australian Dollars and Canadian Dollars) of an amount in U.S. Dollars, and the equivalent in U.S. Dollars of an amount in any Offshore Currency or other currency (including Australian Dollars and Canadian Dollars), shall be determined at the Spot Rate.

      1.5 Principle of Deemed Reinvestment. Except to the extent permitted under applicable law, all calculations of interest and fees hereunder are to be made on the basis of the nominal interest rate set forth herein and not using the effective rate method of calculation or on any basis which gives effect to the principle of deemed reinvestment. For the purposes of disclosure under the Interest Act (Canada), if and to the extent applicable, whenever interest is to be paid hereunder and such interest is to be calculated on the basis of a period of less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in such period.

      1.6 Euro.

            (a) Redenomination of Offshore Currency Loans and other Obligations into Euro Units.

            (i) From and after January 1, 1999, each obligation under this Agreement of a party hereto which (A) was originally denominated in the former national currency of a Participating Member State, or (B) would otherwise have been denominated in such former national currency prior to such date shall be denominated in, or redenominated into, as applicable, the Euro Unit in accordance with EMU Legislation and applicable state law, provided that, if and to the extent that any EMU Legislation provides that amounts denominated in the euro unit or the National Currency Unit of a Participating Member State, that are payable by crediting an account of the creditor within that country, may be made in either Euro or National Currency Units, each party to this Agreement shall be entitled to pay or repay any such amounts in either the Euro Unit or such National Currency Unit.

            (ii) Any Offshore Currency Loans denominated in a National Currency Unit of a Participating Member State which were made prior to January 1, 1999 but which have Interest Periods ending after January 1, 1999 shall, for purposes of this Agreement, remain denominated in such National Currency Unit provided that such Loans may be repaid either in the Euro or in such National Currency Unit after January 1, 1999; provided, further, that from and after January 1, 2002 all such amounts shall be deemed to be in Euro Units.

            (iii) Subject to any EMU Legislation, references in this Agreement to a minimum amount (or an integral multiple thereof) in a National Currency Unit to be paid to or by a party hereto shall be deemed to be a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro Unit as the Agent may from time to time specify.

            (b) Payments.

            (i) All payments by any Borrower or any Lender of amounts denominated in the Euro or a National Currency Unit of a Participating Member State, shall be made in immediately available, freely transferable, cleared funds to the account of the Agent in the principal financial center in such Participating Member State or in London, England, as from time to time designated by the Agent for such purpose.

            (ii) All amounts payable by the Agent to any party under this Agreement in the National Currency Unit of a Participating Member State shall instead be paid in the Euro Unit.

            (iii)The Agent shall not be liable to any party to this Agreement in any way whatsoever for any delay (other than to the extent caused by willful misconduct or gross negligence of the Agent), or the consequences of any delay, in the crediting to any account of any amount denominated in the Euro or a National Currency Unit of a Participating Member State.

            (iv) All references herein to the London interbank or other national market with respect to any National Currency Unit of a Participating Member State shall be deemed a reference to the applicable markets and locations referred to in the definition of "Business Day" in Section 1.1.

            (c) Increased Costs. The Borrowers shall, from time to time upon demand of any Lender (with a copy to the Agent), pay to such Lender the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Lender or any holding company of such Lender as a result of the introduction of, changeover to or operation of the Euro in a Participating Member State, other than any such cost or reduction or amount foregone reflected in any interest rate hereunder.

            (d) Unavailability of Euro. If the Agent at any time determines that: (i) the Euro has ceased to be utilized as the basic accounting unit of the European Community; (ii) for reasons affecting the market in Euros generally, Euros are not freely traded between banks internationally; or
      (iii) it is illegal, impossible or impracticable for payments to be made hereunder in Euro, then the Agent may, in its discretion declare (such declaration to be binding on all the parties hereto) that any payment made or to be made thereafter which, but for this provision, would have been payable in the Euro shall be made in a component currency of the Euro or Dollars (as selected by the Agent (the "Selected

      Currency") and the amount to be so paid shall be calculated on the basis of the equivalent of the Euro in the Selected Currency).

            (e) Additional Changes at Agent's Discretion. This Section and other provisions of this Agreement relating to Euros and the National Currency Units of Participating Member States shall be subject to such further changes as the Agent may from time to time in its reasonable discretion notify to the Borrowers and the Lenders to be necessary or appropriate to reflect the changeover to the Euro in Participating Member States.

      1.7 Financial Covenants. In the event the Adwest Acquisition or the Excel Acquisition occurs and the other Acquisition does not occur on or before August 1, 1999, the Borrowers and the Agent agree to negotiate in good faith to amend, with the consent of the Required Lenders, no later than September 30, 1999 the minimum required ratios in Section 11.10, the minimum required consolidated stockholders equity in Section 11.11, the maximum permitted ratios in Section 11.12, and the maximum permitted ratio in Section 11.13, and the percentage and amount limits and thresholds set forth in subsections 11.1(g), (i), (j), and
(n), subsection 11.2(e), subsections 11.4(f), (g), (h) and (m),subsection 11.5(i), subsection 11.8(h), subsection 11.14(h), subsections 12.1(e), (h), and
(i),in each case to reflect the occurrence of only one of the two Acquisitions.

                                   ARTICLE II

                                   THE CREDITS

      2.1 Amounts and Terms of Commitments.

            (a) Interim Term Loans. Each applicable Lender severally agrees, on the terms and conditions set forth herein, to make loans in U.S. Dollars to Dura (each such loan, an "Interim Term Loan") on each of the Adwest Closing Date and the Excel Closing Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name under the heading "Interim Term Commitment" on Schedule 2.1 (such amount, as reduced pursuant to Section 2.7 or changed as a result of one or more assignments under Section 7.8 or 14.8, such Lender's "Interim Term Commitment"); provided that

            (i) after giving effect to any Borrowing of Interim Term Loans, the outstanding principal amount of all Interim Term Loans shall not exceed U.S.$200,000,000;

            (ii) after giving effect to any Borrowing of Interim Term Loans, the amount of such Lender's Interim Term Loans shall not exceed such Lender's Pro Rata Share of all then outstanding Interim Term Loans;

            (iii) no Interim Term Loans shall be made on the Excel Closing Date if the Excel Closing Date occurs prior to the Adwest Closing Date; and

            (iv) if the Adwest Closing Date occurs prior to the Excel Closing Date, no more than U.S.$150,000,000 in Interim Term Loans shall be made on the Adwest Closing Date, with the remaining unused portion of the Interim Term Commitments being available for borrowing on the Excel Closing Date.

Amounts borrowed as Interim Term Loans which are repaid or prepaid may not be reborrowed. The Interim Term Commitments shall expire concurrently on the earlier of (A) August 1, 1999 and (B) the later of the Excel Closing Date and the Adwest Closing Date.

            (b) Tranche A Term Loans. Each applicable Lender severally agrees, on the terms and conditions set forth herein, to make loans in U.S. Dollars, Canadian Dollars, Pounds Sterling, French francs, Deutschemarks and Euros to Dura, the Dura German Borrower, Trident, the New UK Borrower, Adwest France S.A. and Adwest Heidemann Gruppe GmbH & Co. KG (each such loan, a "Tranche A Term Loan") on each Tranche A Term Loan Disbursement Date in an aggregate Dollar Equivalent amount (computed in each case with respect to any such loan as of the date of disbursement of such loan) not to exceed the amount set forth opposite such Lender's name under the heading "Tranche A Term Commitment" on Schedule 2.1 (such amount, as reduced pursuant to Section 2.7 or changed as a result of one or more assignments under Section 7.8 or 14.8, such Lender's "Tranche A Term Commitment"); provided that

            (i) after giving effect to any Borrowing of Tranche A Term Loans, the outstanding principal Dollar Equivalent amount (computed for each Tranche A Term Loan as of the date such Tranche A Term Loan is made) of all Tranche A Term Loans shall not exceed U.S.$275,000,000;

            (ii) after giving effect to any Borrowing of Tranche A Term Loans, the amount of such Lender's Tranche A Term Loans shall not exceed such Lender's Pro Rata Share of all then outstanding Tranche A Term Loans;

            (iii) if the Excel Closing Date occurs prior to the Adwest Closing Date, the Dollar Equivalent amount of all Tranche A Term Loans made on the Excel Closing Date shall not exceed U.S.$265,000,000;

            (iv) if the Adwest Closing Date occurs prior to the Excel Closing Date, the Dollar Equivalent amount of all Tranche A Term Loans made on the Adwest Closing Date shall not exceed U.S.$165,000,000;

            (v) the outstanding aggregate principal Dollar Equivalent amount (computed for each Tranche A Term Loan as of the date such Tranche A Term Loan is made) of all Tranche A Term Loans made to U.K. Borrowers shall not exceed U.S. $125,000,000; and

            (vi) the outstanding aggregate principal Dollar Equivalent amount of all Tranche A Term Loans made to Trident Borrowers shall not exceed U.S.$38,807,320.

Amounts borrowed as Tranche A Term Loans which are repaid or prepaid may not be reborrowed, except that the Dollar Equivalent amount of Tranche A Term Loans prepaid on the second Closing Date (computed for each such Tranche A Term Loan as of the date such Tranche A Term Loan was originally made) may be reborrowed on the second Closing Date in different currencies. The Tranche A Term Commitments shall expire concurrently on the earlier of the (A) the third Tranche A Term Loan Disbursement Date following the initial Closing Date and (B) June 30, 1999.

      The Borrowers of the Tranche A Term Loans may, not more than once each year, request that the Agent and the Required Lenders agree to a conversion of outstanding Tranche A Term Loans into Tranche A Term Loans in different currencies, at a time and in amounts satisfactory to such Borrowers, the Agent and the Required Lenders. Upon the consent of the Agent and the Required Lenders to any such request, such outstanding Tranche A Term Loans shall be so converted to Tranche A Term Loans in different currencies on such terms.

            (c) Tranche B Term Loans. Each applicable Lender severally agrees, on the terms and conditions set forth herein, to make loans in U.S. Dollars to Dura (each such loan, a "Tranche B Term Loan") on each of the Adwest Closing Date and the Excel Closing Date in an aggregate Dollar Equivalent amount not to exceed at any time outstanding the amount set forth opposite such Lender's name under the heading "Tranche B Term Commitment" on Schedule 2.1 (such amount, as reduced pursuant to Section 2.7 or changed as a result of one or more assignments under Section 7.8 or 14.8, such Lender's "Tranche B Term Commitment"); provided that

            (i) after giving effect to any Borrowing of Tranche B Term Loans, the outstanding principal Dollar Equivalent amount of all Tranche B Term Loans shall not exceed U.S.$275,000,000;

            (ii) after giving effect to any Borrowing of Tranche B Term Loans, the amount of such Lender's Tranche B Term Loans shall not exceed such Lender's Pro Rata Share of all then outstanding Tranche B Term Loans;

            (iii) if the Excel Closing Date occurs prior to the Adwest Closing Date, the Dollar Equivalent amount of all Tranche B Term Loans made on the Excel Closing Date shall not exceed U.S.$200,000,000; and

            (iv) if the Adwest Closing Date occurs prior to the Excel Closing Date, the Dollar Equivalent amount of all Tranche B Term Loans made on the Adwest Closing Date shall not exceed U.S.$160,000,000.

Amounts borrowed as Tranche B Term Loans which are repaid or prepaid may not be reborrowed. The Tranche B Term Commitments shall expire concurrently on the earlier of (A) August 1, 1999 and (B) the later of the Excel Closing Date and the Adwest Closing Date.

            (d) Revolving Group Loans. Each applicable Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Borrowers (other than the U.K. Borrowers, the Dura Australian Borrower and the Canadian Borrowers) in U.S. Dollars, Pounds Sterling, French francs, Deutschemarks and Euros (each such loan, a "Revolving Group Loan") from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date, in an aggregate Dollar Equivalent amount not to exceed at any time outstanding the amount set forth opposite such Lender's name under the heading "Revolving Commitment" on Schedule 2.1 (such amount, as reduced pursuant to Section 2.7 or changed as a result of one or more assignments under Section 7.8 or 14.8, such Lender's "Revolving Commitment"); provided that

                  (i) after giving effect to any Borrowing of Revolving Group
            Loans, the Total Revolving Outstandings shall not exceed the combined Revolving Commitments of all Lenders (less the Schade Reserved Amount);

                  (ii) the aggregate principal Dollar Equivalent amount of the
            Revolving Group Loans of any Lender plus such Lender's Pro Rata Share of the Australian Loans Sublimit, the Dura Canadian Loans Sublimit and the Trident Canadian Loans Sublimit plus such Lender's Pro Rata Share of the aggregate principal amount of all outstanding Swing Line Loans plus (without duplication) the participation of such Lender in the Effective Amount of all L/C Obligations shall not at any time exceed such Lender's Revolving Commitment;

                  (iii) if the Excel Closing Date occurs prior to the Adwest
            Closing Date, the Total Revolving Outstandings shall not exceed U.S. $235,000,000 at any time prior to the Adwest Closing Date;

                  (iv) if the Adwest Closing Date occurs prior to the Excel
            Closing Date, the Total Revolving Outstandings shall not exceed U.S.$225,000,000 at any time prior to the Excel Closing Date;

                  (v) the aggregate Dollar Equivalent amount of all Revolving
            Group Loans made in Pounds Sterling, French francs, Deutschemarks, Euros and any other Offshore Currencies shall not exceed U.S.$100,000,000;

                  (vi) the Total Trident Revolving Outstandings shall not exceed
            U.S.$55,000,000; and

                  (vii) the Total Borrower Revolving Outstandings of any
            Borrower shall not exceed the amount set forth for such Borrower on
            Schedule 2.1(d).

Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this subsection 2.1(d), prepay under Section 2.8 and reborrow under this subsection 2.1(d).

      2.2 Loan Accounts.

            (a) The Loans made by each Lender and the obligations of each Borrower (and any applicable Subsidiary) in respect of the Letters of Credit Issued by the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, each Lender and the Issuing Lender shall be rebuttable presumptive evidence of the amount of the Loans made by the Lenders to the Borrowers and the obligations of each Borrower in respect of the Letters of Credit Issued for the account of such Borrower, and the interest and payments thereon. Any failure to so record or any error in so recording shall not, however, limit or otherwise affect the obligation of the applicable Borrower hereunder to pay any amount owing with respect to any Loan or any Letter of Credit.

            (b) Upon the request of any Lender made through the Agent, the Loans made by such Lender to any Borrower may be evidenced by one or more Notes issued by such Borrower, instead of loan accounts. Each such Lender may endorse on the schedule annexed to the applicable Note the date, amount and maturity of each applicable Loan made by it and the amount of each payment of principal made by the applicable Borrower with respect thereto. Each such Lender is irrevocably authorized by each Borrower to endorse the applicable Note and each such Lender's record shall be rebuttable presumptive evidence of the amount of the Loans made by such Lender to such Borrower; provided, however, that the failure of a Lender to make, or an error in making, a notation on any Note with respect to any Loan shall not limit or otherwise affect the obligations of the applicable Borrower hereunder or under such Note.

      2.3 Procedure for Group Borrowings.

            (a) Each Group Borrowing shall be made upon the applicable Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Group Borrowing (which notice must be received by the Agent prior to (i) 8:00 a.m. (San Francisco time) two Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans to a Borrower other than a U.K. Borrower; (ii) 8:00 a.m. (San Francisco time) three Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans to a U.K. Borrower; (iii) 9:00 a.m. (San Francisco time) four Business Days prior to the requested Borrowing Date, in the case of Loans in an Offshore Currency; (iv) 10:00 a.m. (San Francisco time) on the requested Borrowing Date, in the case of U.S. Base Rate Loans to Borrowers other than U.K. Borrowers, and
(v) 10:00 a.m. (San Francisco time) one Business Day prior to the requested Borrowing Date, in the case of U.S. Base Rate Loans to a U.K. Borrower, specifying:

                        (A) the amount of the Group Borrowing, which shall be in
            an aggregate amount not less than the Minimum Tranche;

                        (B) the requested Borrowing Date, which shall be a
            Business Day;

                        (C) the Type of Loans comprising the Group Borrowing;

                        (D) in the case of a Borrowing of Offshore Rate Loans,
            the duration of the Interest Period therefor; and

                        (E) in the case of a Borrowing of Offshore Currency
            Loans, the Applicable Currency.

            (b) The Dollar Equivalent amount of any Borrowing of Group Loans in an Offshore Currency will be determined by the Agent for such Borrowing on the Computation Date therefor in accordance with subsection 2.5(a). Upon receipt of a Notice of

Group Borrowing, the Agent will promptly notify each applicable Lender thereof and of the amount of such Lender's Pro Rata Share of the Group Borrowing.

            (c) Each applicable Lender will make the amount of its Pro Rata Share of each Group Borrowing available to the Agent for the account of the applicable Borrower at the Payment Office on the Borrowing Date requested by such Borrower in Same Day Funds and in the requested currency (i) in the case of a Group Borrowing comprised of Loans in U.S. Dollars, by 11:00 a.m. (San Francisco time) and (ii) in the case of a Borrowing comprised of Offshore Currency Loans, by such time as the Agent may specify. The proceeds of all such Loans will promptly be made available to the applicable Borrower by the Agent in like funds as received by the Agent.

            (d) After giving effect to any Group Borrowing, there may not be in effect more than three different Interest Periods for all Interim Term Loans, eight different Interest Periods for all Tranche A Term Loans, three different Interest Periods for all Tranche B Term Loans and ten different Interest Periods for all Revolving Group Loans.

      2.4 Conversion and Continuation Elections for Group Borrowings.

            (a) Any Borrower may, upon irrevocable written notice to the Agent in accordance with subsection 2.4(b):

                  (i) elect, as of any Business Day, in the case of U.S. Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore U.S. Dollar Loans, to convert any Group Loans of such Borrower (or any part thereof in an amount not less than the Minimum Tranche) into Group Loans in U.S. Dollars of the other Type; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Group Loans of such Borrower having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche) as Group Loans of the same Type and in the same currency with a new Interest Period;

provided that if at any time the aggregate amount of Offshore U.S. Dollar Loans in respect of any Group Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Offshore U.S. Dollar Loans shall automatically convert into U.S. Base Rate Loans.

            (b) Each Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than (i) 8:00 a.m. (San Francisco time) two Business Days prior to the Conversion/Continuation Date, if the Group Loans of such Borrower (unless such Borrower is a U.K. Borrower) are to be converted from U.S. Base Rate Loans into Offshore U.S. Dollar Loans; (ii) 8:00 a.m. (San Francisco time) three Business Days prior to the Conversion/Continuation Date, if the Group Loans of a U.K. Borrower are to be converted from U.S. Base Rate Loans into Offshore U.S. Dollar Loans; (iii) 9:00 a.m. (San Francisco time) four Business Days prior to the Conversion/Continuation Date, if the Group Loans of such Borrower are not denominated in U.S. Dollars and are to be continued as Offshore Rate Loans; (iv) 10:00 a.m. (San Francisco time) on the Conversion/Continuation Date, if the Group Loans of such Borrower (unless such Borrower is a U.K. Borrower) are to be converted from Offshore U.S. Dollar Loans into U.S. Base Rate Loans; and (v) 10:00 a.m. (San Francisco time) one Business Day prior to the Conversion/Continuation Date, if the Group Loans of a U.K. Borrower are to be converted from Offshore U.S. Dollar Loans into U.S. Base Rate Loans, specifying:

                        (A) the proposed Conversion/Continuation Date;

                        (B) the aggregate amount and Applicable Currency of the
            Group Loans to be converted or continued;

                        (C) the Type of Group Loans resulting from the proposed
            conversion or continuation; and

                        (D) other than in the case of conversions into U.S. Base
            Rate Loans, the duration of the requested Interest Period.

            (c) If upon the expiration of any Interest Period applicable to Offshore U.S. Dollar Loans of a Borrower, such Borrower has failed to timely select a new Interest Period to be applicable to such Offshore U.S. Dollar Loans, such Borrower shall be deemed to have elected to convert such Offshore U.S. Dollar Loans into U.S. Base Rate Loans effective as of the expiration date of such Interest Period. If such Borrower has failed to select a new Interest Period to be applicable to Offshore Currency Offshore Rate Loans by the applicable time on the fourth Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in subsection 2.4(b), such Borrower shall be deemed to have elected to continue such Offshore Currency Offshore Rate Loans as Offshore Currency Offshore Rate Loans with a new Interest Period of one month's duration.

            (d) The Agent will promptly notify each applicable Lender of its receipt of a Notice of Conversion/Continuation pursuant to this Section 2.4 or, if no timely notice is provided by the applicable Borrower, the Agent will promptly notify each applicable Lender of the details of any automatic conversion or continuation. All conversions and continuations of Group Loans shall be made ratably according to the respective Pro Rata Shares of the applicable Lenders.

            (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, no Borrower may elect to have a Group Loan converted into an Offshore Rate Loan or continued as an Offshore Rate Loan.

            (f) After giving effect to any conversion or continuation of Loans, there may not be in effect more than three different Interest Periods for all Interim Term Loans, five different Interest Periods for all Tranche A Term Loans, three different Interest Periods for all Tranche B Term Loans and ten different Interest Periods for all Revolving Group Loans.

      2.5 Utilization of Commitments in Offshore Currencies.

            (a) The Agent will determine the Dollar Equivalent amount with respect to (i) any Borrowing comprised of Offshore Currency Loans as of the requested Borrowing Date, (ii) any Issuance of a Letter of Credit in an Offshore Currency as of the requested Issuance Date, (iii) any drawing under a Letter of Credit in an Offshore Currency as of the related Honor Date, (iv) all outstanding Offshore Currency Loans and LC Obligations as of the last Business Day of each month, and (v) any outstanding Offshore Currency Loan and L/C Obligations as of any redenomination date pursuant to this Section 2.5 or
Section 7.2 or 7.5 and any date on which the Revolving Commitments are reduced pursuant to Section 2.7.

            (b) In the case of a proposed Borrowing under the Revolving Facility comprised of Offshore Currency Loans, the Lenders shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such Borrowing if the Agent has received notice from any of the Lenders (or, in the case of a proposed Borrowing in Pounds Sterling, French francs or Deutschemarks, more than 50% of the Lenders in the applicable Facility) by 5:00 p.m. (San Francisco time) four Business Days prior to the day of such Borrowing that such Lender (or, if applicable, such Lenders) cannot provide Loans in the requested Offshore Currency, in which event the Agent will promptly give notice to the applicable Borrower that the Borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the applicable Lenders. If the Agent shall have so


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

notified DASI that any such Borrowing in a requested Offshore Currency is not then available, such Borrower may, by notice to the Agent not later than 9:00 a.m. (San Francisco time) three Business Days prior to the requested date of such Borrowing, withdraw the Notice of Group Borrowing relating to such requested Borrowing. If such Borrower does so withdraw such Notice of Group Borrowing, the Borrowing requested therein shall not occur and the Agent will promptly so notify each applicable Lender. If such Borrower does not so withdraw such Notice of Group Borrowing, the Agent will promptly so notify each applicable Lender and such Notice of Group Borrowing shall be deemed to be a Notice of Group Borrowing that requests a Borrowing comprised of Offshore U.S. Dollar Loans in an aggregate amount approximately equal to the amount of the originally requested Borrowing as expressed in U.S. Dollars rounded to a Minimum Tranche in the Notice of Group Borrowing; and in such notice by the Agent to each applicable Lender the Agent will state such aggregate amount of such Borrowing in U.S. Dollars and such Lender's Pro Rata Share thereof.

            (c) In the case of a proposed continuation of Offshore Currency Loans under the Revolving Facility for an additional Interest Period pursuant to
Section 2.4, the Lenders shall be under no obligation to continue such Offshore Currency Loans if the Agent has received notice from any of the applicable Lenders (or, in the case of a continuation of Loans denominated in Pounds Sterling, Euros, French francs or Deutschemarks, more than 50% of the Lenders in the applicable Facility) by 5:00 p.m. (San Francisco time) four Business Days prior to the day of such continuation that such Lender (or, if applicable, such Lenders) cannot continue to provide Loans in the relevant Offshore Currency, in which event the Agent will promptly give notice to the applicable Borrower that the continuation of such Offshore Currency Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the applicable Lenders. If the Agent shall have so notified such Borrower that any such continuation of Offshore Currency Loans is not then available, any Notice of Continuation/Conversion with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be repaid on the last day of the Interest Period with respect to such Offshore Currency Loans.

            (d) Notwithstanding anything herein to the contrary, during the existence of an Event of Default, upon the request of the Required Revolving Lenders, all or any part of any outstanding Offshore Currency Loans under the Revolving Facility shall be redenominated and converted into U.S. Base Rate Loans in U.S. Dollars with effect from the last day of the Interest Period with respect to such Offshore Currency Loans. The Agent will


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

promptly notify DASI and each Revolving Lender of any request pursuant to the foregoing sentence.

            (e) DASI shall be entitled to request that Revolving Loans hereunder also be permitted to be made in any other lawful currency constituting a eurocurrency, in addition to the eurocurrencies specified in the definition of "Offshore Currency" herein, that in the opinion of the Agent and all Revolving Lenders is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into U.S. Dollars (an "Agreed Alternative Currency"). DASI shall deliver to the Agent any request for designation of an Agreed Alternative Currency not later than 9:00 a.m. (San Francisco time) at least ten Business Days in advance of the date of any Borrowing hereunder proposed to be made in such Agreed Alternative Currency. Upon receipt of any such request, the Agent will promptly notify the Revolving Lenders thereof, and each Revolving Lender will use its best efforts to respond to such request within two Business Days of receipt thereof. Each Revolving Lender may reject or accept such request in its sole discretion. Failure of a Revolving Lender to respond to such request within two Business Days of receipt thereof shall be deemed to be rejection by such Revolving Lender of such request. The Agent will promptly notify DASI of the acceptance or rejection of any such request.

      2.6 Currency Exchange Fluctuations. Subject to Section 7.4, if on any Computation Date the Agent shall have determined that the then outstanding Dollar Equivalent principal amount of all Revolving Loans plus (without duplication) the Effective Amount of all L/C Obligations exceeds the combined Revolving Commitments (less the Schade Reserved Amount) by more than U.S.$2,000,000 due to a change in applicable rates of exchange between U.S. Dollars, on the one hand, and Australian Dollars, Canadian Dollars or Offshore Currencies, on the other hand, then the Agent shall give notice to DASI that a prepayment is required under this subsection, and the applicable Borrowers agree thereupon to make prepayments of Loans such that, after giving effect to such prepayment, the outstanding Dollar Equivalent amount of all Revolving Loans plus (without duplication) the Effective Amount of all L/C Obligations does not exceed the combined Revolving Commitments (less the Schade Reserved Amount).

      2.7 Reduction or Termination of Commitments.

            (a) The Revolving Commitments shall terminate on the Revolving Commitment Termination Date.

            (b) DASI may, upon not less than five Business Days' prior notice to the Agent, (i) terminate the Commitments under any Facility or (ii) permanently reduce the Commitments under any


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

Facility by an aggregate Dollar Equivalent amount of U.S.$3,000,000 or a higher integral multiple of U.S.$1,000,000; provided that the combined Revolving Commitments may not be reduced to an amount which is less than the Total Revolving Outstandings. The Agent shall give each Lender prompt notice of its receipt of any notice from DASI pursuant to this Section.

            (c) Once reduced in accordance with this Section, no Commitment may be increased. Any reduction of the Commitments under a Facility shall be applied to each applicable Lender's Commitment in such Facility according to its applicable Pro Rata Share. All accrued commitment fees in respect of the affected Facility to the effective date of any reduction or termination of Commitments in such Facility shall be paid on the effective date of such reduction or termination.

      2.8 Prepayments.

            (a) If as of the end of any fiscal year the Senior Leverage Ratio is greater than or equal to 3.00 to 1 or any Interim Term Loan is outstanding, the Borrowers shall prepay Term Loans within 90 days following the end of such fiscal year in a Dollar Equivalent amount equal to the lesser of (i) 50% of Excess Cash Flow for such fiscal year and (ii) the minimum amount that when applied to repay Term Loans causes the Senior Leverage Ratio to be less than
3.00 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of such fiscal year) and, if applicable, repays the Interim Term Loans in full, together with accrued interest on the amount prepaid and any amounts required pursuant to Section 7.4.

            (b) Concurrently with the receipt of any Net Cash Proceeds of the sale, transfer or other disposition by DASI or any Subsidiary of any property (including any equity in any Subsidiary, but excluding Excepted Asset Sales) to a Person other than DASI or a Subsidiary, the Borrowers shall prepay Term Loans in a Dollar Equivalent amount equal to the lesser of (i) 100% of such Net Cash Proceeds and (ii) the minimum amount that when applied to repay Term Loans causes the Senior Leverage Ratio to be less than 3.00 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of the most recently ended fiscal quarter) and, if applicable, repays the Interim Term Loans in full, together with accrued interest on the amount prepaid and any amounts required pursuant to Section 7.4.

            (c) Concurrently with the receipt of any Net Cash Proceeds from the issuance of any Subordinated Indebtedness if the Senior Leverage Ratio is greater than or equal to 3.00 to 1 or any Interim Term Loan is outstanding, the Borrowers shall prepay Term Loans in a Dollar Equivalent amount equal to the lesser of (i) 100% of such Net Cash Proceeds and (ii) the minimum


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

amount that when applied to the Term Loans causes the Senior Leverage Ratio to be less than 3.00 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of the most recently ended fiscal quarter) and, if applicable, repays the Interim Term Loans in full, together with accrued interest on the amount prepaid and any amounts required pursuant to Section 7.4.

            (d) Concurrently with the receipt of any Net Cash Proceeds from the issuance of any equity securities of DASI if the Senior Leverage Ratio is greater than or equal to 3.00 to 1 or any Interim Term Loan is outstanding, the Borrowers shall prepay Term Loans in a Dollar Equivalent amount equal to the lesser of (i) 100% of such Net Cash Proceeds and (ii) the minimum amount that when applied to the Term Loans causes the Senior Leverage Ratio to be less than
3.00 to 1 (computed on a pro forma basis as if such prepayment had been made as of the end of the most recently ended fiscal quarter) and, if applicable, repays the Interim Term Loans in full, together with accrued interest on the amount prepaid and any amounts required pursuant to Section 7.4.

            (e) Each prepayment under the foregoing subsections 2.8(a), (b), (c) and (d) shall be applied, first, to the Interim Term Loans and, second, pro rata to the remaining installments of the Tranche A Term Loans and the Tranche B Term Loans, provided that if the Interim Term Loans are repaid in full, such amount that would otherwise be applied to prepay the Tranche B Term Loans may, with the consent of DASI and the applicable holder of any such Tranche B Term Loan, be applied 50% to the repayment of Tranche A Term Loans with 50% retained by the Borrowers. Each application of a prepayment to any installment of the Term Loans of any Facility shall be applied to such Term Loans of the different Borrowers thereof as DASI shall specify to the Agent or, in the absence of such specification, pro rata among such Borrowers' Term Loans of such Facility.

            (f) Notwithstanding the foregoing subsections 2.8(c) and (d), any excess (up to but not more than U.S.$100,000,000) of (i) Net Cash Proceeds of Subordinated Indebtedness of DASI or Dura or equity securities of DASI received on or before the Interim Term Maturity Date over (ii) U.S.$200,000,000 shall be excluded from the calculation of mandatory prepayments under the foregoing subsections 2.8(c) and (d) and may be retained by the Borrowers. Notwithstanding the foregoing subsections 2.8(c) and (d), any excess (up to but not more than U.S.$90,000,000) of (i) Net Cash Proceeds of Subordinated Indebtedness of DASI or Dura or equity securities of DASI received on or before the Interim Term Maturity Date over (ii) U.S.$300,000,000 shall be excluded from the calculation of the mandatory prepayments under the foregoing subsections 2.8(c) and (d) for a period of six months from


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

receipt thereof and thereafter shall be included in the calculation of the mandatory prepayments under the foregoing subsections 2.8(c) and (d) as if received at the end of such six month period unless and to the extent such Net Cash Proceeds have been applied to the repayment of Trident Subordinated Debt (including fees, interest, expenses and premium associated therewith), provided that during such six month period until so applied to the repayment of Trident Subordinated Debt (including fees, interest, expenses and premium associated therewith) the Borrowers shall maintain at all times an unused portion of the Revolving Commitments equal to the amount of such Net Cash Proceeds, if any, that would have been applied to prepayment of Term Loans but for this sentence providing for a six month exclusion.

            (g) Subject to Section 7.4, the Borrowers may, at any time or from time to time, ratably prepay the Loans in whole or in part, in an aggregate Dollar Equivalent principal amount of at least U.S.$3,000,000 and an integral multiple of 1,000,000 units of the Applicable Currency. DASI shall deliver a notice of prepayment in accordance with Section 14.2 to be received by the Agent not later than (i) 9:00 a.m. (San Francisco time) two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore U.S. Dollar Loans, (ii) 9:00 a.m. (San Francisco time) four Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Currency Offshore Rate Loans, and (ii) 9:00 a.m. (Local Time) on the prepayment date if the Loans to be prepaid are Floating Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Floating Rate Loans, Offshore Rate Loans or a combination thereof, the applicable Facility and the Applicable Currency. Such notice shall not thereafter be revocable by DASI. The Agent will promptly notify each applicable Lender thereof and of such Lender's Pro Rata Share of such prepayment. If such notice is given by DASI, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to Section
7.4. Each prepayment of Term Loans pursuant to this subsection (g) shall be applied first, to the Interim Term Loans, and second, to the remaining installments of the applicable Term Loans pro rata according to the respective amounts of such installments.

      2.9 Repayment.

            (a) Dura shall repay all Interim Term Loans on the Interim Term Maturity Date.


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

            (b) Dura, the Dura German Borrower, Trident, the New UK Borrower, Adwest France S.A. and Adwest Heidemann Gruppe GmbH & Co. KG shall each repay its Tranche A Term Loans in installments as set forth in Schedule 2.9, with the remaining outstanding principal amount of all Tranche A Term Loans being payable in full on the Tranche A Final Maturity Date. Dura shall repay the Tranche B Term Loans in installments as set forth in Schedule 2.9, with the remaining outstanding principal amount of all Tranche B Term Loans being payable in full on the Tranche B Final Maturity Date.

            (c) All outstanding Revolving Loans (including Revolving Group Loans, Swing Line Loans, Australian Loans and Canadian Loans) shall be repaid on the Revolving Commitment Termination Date.

      2.10 Interest.

            (a) Each Interim Term Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate plus 2.25% or the U.S. Base Rate plus 0.75%, as the case may be (and subject to the Borrowers' right to convert to the other Type of Loan under Section 2.4). Each Revolving Group Loan and Tranche A Term Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate plus the Applicable Margin or the U.S. Base Rate plus the U.S. Base Rate Margin, as the case may be (and subject to the Borrowers' right to convert to the other Type of Loan under Section 2.4). Each Tranche B Term Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate plus 2.50% or the U.S. Base Rate plus 1.00%, as the case may be (and subject to the Borrowers' right to convert to the other Type of Loan under Section 2.4). Each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the applicable Floating Rate plus the applicable Floating Rate Margin minus the Commitment Fee Rate. Each Australian Loan in Australian Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Australian Bank Bill Rate plus the Applicable Margin minus the Commitment Fee Rate or the Australian Overnight Rate plus the Other Floating Rate Margin minus the Commitment Fee Rate, as the case may be (and subject to the Dura Australian Borrower's right to convert to other Types of Australian Loans under Section 4.3). Each Australian Loan in U.S. Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the U.S. Base Rate plus the U.S. Base Rate Margin minus the Commitment Fee Rate.


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

Each Canadian Loan in Canadian Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Canadian Offshore Rate plus the Applicable Margin minus the Commitment Fee Rate, or the Canadian Prime Rate plus the U.S. Base Rate Margin minus the Commitment Fee Rate, as the case may be (and subject to the applicable Canadian Borrower's right to convert to other Types of Canadian Loans under
Section 5.3). Each Canadian Loan in U.S. Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the BACAN U.S. Base Rate plus the U.S. Base Rate Margin minus the Commitment Fee Rate, or the Canadian U.S. Dollar Offshore Rate plus the Applicable Margin minus the Commitment Fee Rate, as the case may be (and subject to the applicable Canadian Borrower's right to convert to other Types of Canadian Loans under Section 5.3).

            (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date; provided that interest on Group Loans to any U.K. Borrower accruing prior to the U.K. Borrower Interest Deferral Date shall be paid on the U.K. Borrower Interest Deferral Date. Interest shall also be paid on the date of any prepayment of Loans (other than Floating Rate Loans) when required pursuant to Section 2.8 for the portion of the Loans so prepaid. In addition, during the existence of any Event of Default, interest on the Loans under each Facility shall be paid on demand of the Agent at the request or with the consent of Lenders holding more than 50% of the principal amount of the Loans under such Facility.

            (c) Notwithstanding subsections (a) and (b) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document, is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), each Borrower agrees, to the extent permitted by applicable law, to pay interest on such unpaid principal or other amount from the date such amount becomes due until the date such amount is paid in full, after as well as before any entry of judgment thereon, payable on demand, at a rate per annum equal to (i) in the case of principal due in respect of any Loan prior to the end of an Interest Period applicable thereto, the rate otherwise applicable to such Loan plus 2%, and (ii) in the case of any other amount, (x) if such amount is payable in U.S. Dollars, the U.S. Base Rate from time to time in effect plus the U.S. Base Rate Margin plus 2%, (y) if such amount is payable in Canadian Dollars, the Canadian Prime Rate from time to time in effect plus the U.S. Base Rate Margin plus 2%, and (z) if such amount is payable in a currency other than U.S. Dollars and Canadian Dollars, the Floating Rate from time to time in effect plus the Other Floating Rate Margin plus 2%.


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

            (d) Anything herein to the contrary notwithstanding, the obligations of the Borrowers to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

      2.11 Fees. In addition to certain fees described in Section 6.8:

            (a) Arrangement, Agency Fees. Dura shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay agency and other fees to the Agent for the Agent's own account, as mutually agreed to in writing (the "Fee Letters") among Dura, the Arranger and the Agent.

            (b) Commitment Fees. Dura shall pay to the Agent for the account of each Lender a commitment fee computed at a rate per annum equal to the Commitment Fee Rate on the average daily amount of the unused portion of such Lender's Revolving Commitment, Interim Term Commitment, Tranche A Term Commitment and Tranche B Term Commitment. Such commitment fee shall accrue from the Effective Date to the Revolving Commitment Termination Date, and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter (commencing March 31, 1999) through the Revolving Commitment Termination Date and on any date on which Commitments to make Term Loans terminate and on the Revolving Commitment Termination Date; provided that, in connection with any reduction of Commitments under Section 2.7 or 2.8 or any payment in full of any Term Loan, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or payment, with (in the case of the Revolving Facility) the following quarterly payment being calculated on the basis of the period from such reduction date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the Effective Date, including at any time during which one or more conditions in Article VIII are not met. For purposes of computing commitment fees under this Section 2.11(b), outstanding Swing Line Loans, Australian Loans and Canadian Loans shall not be deemed to be utilization of the Revolving Commitments.


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

      2.12 Computation of Fees and Interest.

            (a) All computations of interest for Floating Rate Loans when the Floating Rate is determined by Bank of America's "reference rate," for Canadian Prime Rate Loans, for Loans in Australian Dollars and for Offshore Rate Loans in Pounds Sterling shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest and fees being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or fees are computed from the first day thereof to the last day thereof. If the basis of accrual of interest or fees expressed in this Agreement with respect to the National Currency Unit of a Participating Member State shall be inconsistent with any convention or practice in the London interbank market or other applicable interbank market, as the case may be, for the basis of accrual of interest or fees with respect to the Euro, such convention or practice shall replace such expressed basis, effective as of and from the date on which such country becomes a Participating Member State; provided that if any Offshore Currency Loan in the currency of such country is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

            (b) Each determination of an interest rate or a Dollar Equivalent amount by the Agent, the Australian Lender or the Canadian Lender, as the case may be, shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Agent will, at the request of the applicable Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations used by the Agent, the Australian Lender or the Canadian Lender, as the case may be, in determining any interest rate or Dollar Equivalent amount.

      2.13 Payments by the Borrowers.

            (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the applicable Lenders at the Payment Office and (i) with respect to principal of, interest on, and any other amount relating to any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable, (ii) with respect to principal of or interest on Australian Loans denominated in, or any other amount denominated in Australian Dollars, shall be made


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

in Australian Dollars, (iii) with respect to principal of, interest on and any other amount relating to any Canadian Loan denominated in Canadian Dollars, shall be made in Canadian Dollars, and (iv) with respect to all other amounts payable hereunder, shall be made in U.S. Dollars. Such payments shall be made in Same Day Funds and (w) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by the Agent (and advised in writing to DASI) to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment,
(x) in the case of any Australian Dollar payments, no later than 10:00 a.m. (Sydney time) on the date specified herein, (y) in the case of any Canadian Dollar payments, no later than 10:00 a.m. (Toronto time) on the date specified herein and (z) in the case of any U.S. Dollar payments, no later than 10:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each applicable Lender its Pro Rata Share (or other applicable share as expressly provided in subsection 4.5(c), 5.5(c) or elsewhere herein) of such payment in like funds as received. Any payment received by the Agent later than the time specified in clause (w), (x), (y) or (z) above, as applicable, shall be deemed to have been received on the following Business Day, and any applicable interest or fee shall continue to accrue.

            (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of an Offshore Rate Loan, an Australian Bank Bill Rate Loan, an Offshore Canadian Loan or a Canadian U.S. Dollar Offshore Rate Loan, the result of such extension would be to extend such due date into another calendar month, in which case such payment shall be due on the preceding Business Day), and any such extension of time shall be included in the computation of interest or fees, as the case may be.

            (c) Unless the Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in Same Day Funds and the Agent may (but shall not be required to), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at (i) in the case of a payment in an Offshore Currency, the applicable Overnight Rate, (ii) in the case of a payment in Australian Dollars, the Australian Overnight Rate, (iii) in the case of a payment in Canadian Dollars, the Bank of Canada Rate, or (iv) in the case of a payment in U.S.


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

Dollars, the U.S. Federal Funds Rate, in each case for each day from the date such amount is distributed to such Lender until the date repaid.

      2.14 Payments by the Lenders to the Agent.

            (a) Unless the Agent receives notice from a Lender on or prior to the initial Closing Date or, with respect to any Group Borrowing after the initial Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the applicable Borrower the amount of that Lender's Pro Rata Share of the Group Borrowing, the Agent may assume that such Lender has made such amount available to the Agent in Same Day Funds on the Borrowing Date and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in Same Day Funds and the Agent in such circumstances has made available to the applicable Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at (i) in the case of a payment in an Offshore Currency, the Overnight Rate, (ii) in the case of a payment in Australian Dollars, the Australian Overnight Rate, (iii) in the case of a payment in Canadian Dollars, the Bank of Canada Rate, and (iv) in the case of a payment in U.S. Dollars, at the U.S. Federal Funds Rate, in each case for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan as of the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify DASI of such failure to fund and, upon demand by the Agent, the applicable Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Group Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

            (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of its obligation hereunder (if any) to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.


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

      2.15 Proration of Payments.

            (a) If, other than as expressly provided elsewhere herein, any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, enforcement of security or otherwise) on account of principal of or interest on any Loan or any participation therein, its participation in any Letter of Credit or any fees in excess of its ratable share (according to its Pro Rata Share and the funding, if any, of participations in any Loans and L/C Obligations) of payments and other recoveries (exclusive of payments or recoveries under Article VII or Section 14.5) obtained by all Lenders, such Lender shall purchase from the other Lenders, in a manner to be reasonably specified by the Agent, such participations in the Loans held by them (and, if applicable, such sub-participations in the Australian Loans, the Canadian Loans, the Swing Line Loans and the Letters of Credit) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            (b) The Dollar Equivalent amount of the principal of each Offshore Currency Loan, any L/C Obligations denominated in an Offshore Currency, and any other amount payable by any Borrower in an Offshore Currency shall be determined by the Agent in the case of receipt by any Lender of any payment or other recovery which may be subject to subsection 2.15(a) (or any disgorgement by any Lender pursuant to the proviso to such subsection), as of the date of such receipt (or such disgorgement).

                                   ARTICLE III

                                SWING LINE LOANS

      3.1 Swing Line Commitment. Subject to the terms and conditions of this Agreement, the Swing Line Lender agrees to make loans to the Borrowers (other than the Dura Australian Borrower and the Canadian Borrowers) on a revolving basis (each such loan, a "Swing Line Loan") from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed U.S.$50,000,000; provided, however, that:


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

            (a) the Total Revolving Outstandings shall not at any time exceed the combined Revolving Commitments (less the Schade Reserved Amount);

            (b) the Total Trident Revolving Outstandings shall not at any time exceed a Dollar Equivalent amount of U.S.$55,000,000;

            (c) if the Excel Closing Date occurs prior to the Adwest Closing Date, the Total Revolving Outstandings shall not exceed U.S. $235,000,000 at any time prior to the Adwest Closing Date;

            (d) if the Adwest Closing Date occurs prior to the Excel Closing Date, the Total Revolving Outstandings shall not exceed U.S.$225,000,000 at any time prior to the Excel Closing Date; and

            (e) the Total Borrower Revolving Outstandings of any Borrower shall not exceed the amount set forth for such Borrower on Schedule 2.1(d).

All Swing Line Loans shall be made and maintained as Floating Rate Loans. The Agent will determine the Dollar Equivalent amount with respect to any Swing Line Loan when made and as of the last Business Day of each month.

      3.2 Borrowing Procedures for Swing Line Loans. The applicable Borrower shall give written notice or telephonic notice (confirmed in writing) to the Agent and the Swing Line Lender of each proposed borrowing pursuant to this
Section 3.2 in the form of a Request for Swing Line Loan not later than 9:00 a.m. (Local Time) on the proposed date of borrowing. Each such notice shall be effective upon receipt by the Agent and the Swing Line Lender and shall specify the date, currency and amount of borrowing. Unless the Swing Line Lender has received written notice prior to 9:00 a.m. (Local Time) on the proposed Borrowing Date (A) from the Agent directing the Swing Line Lender not to make such Swing Line Loan because such borrowing is not then permitted under Section
3.1 as a result of the limitations set forth in clauses (a), (b), (c) (d) or (e) thereof, or (B) from the Agent or any Lender that one or more of the conditions precedent set forth in Article VIII with respect to such borrowing is not then satisfied, the Swing Line Lender shall pay over the requested amount to the applicable Borrower on the requested Borrowing Date. Each Swing Line Loan shall be made on a Business Day and shall be in the Dollar Equivalent amount of at least U.S.$500,000 and an integral multiple of 500,000 units of the Applicable Currency. The Swing Line Lender will promptly notify the Agent of the making and amount of each Swing Line Loan.


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

      3.3 Refunding of Swing Line Loans. The Swing Line Lender may, at any time in its sole and absolute discretion, on behalf of the applicable Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), request each Revolving Lender through the Agent to make a Revolving Group Loan in an amount equal to such Revolving Lender's Pro Rata Share of the principal amount of the Swing Line Loans outstanding on the date such notice is given. Unless any of the events described in subsection 12.1(f) or (g) shall have occurred (in which event the procedures of Section 3.4 shall apply), and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Group Loan are then satisfied or the aggregate amount of such Revolving Group Loans is not in the minimum or integral amount otherwise required hereunder, each Revolving Lender shall make the proceeds of its Loan available to the Agent for the account of the Swing Line Lender at the Payment Office, as directed by the Swing Line Lender, prior to 10:00 a.m.(Local Time) in Same Day Funds on the Business Day next succeeding the date such notice is given. The proceeds of such Loans shall be immediately applied to repay the outstanding Swing Line Loans. All Loans made pursuant to this Section 3.3 shall be Floating Rate Loans (but, subject to the other provisions of this Agreement, may be converted to Offshore Rate Loans).

      3.4 Participations in Swing Line Loans.

            (a) If an event described in subsection 12.1(f) or (g) occurs (or for any reason the Revolving Lenders may not make Revolving Loans pursuant to
Section 3.3), each Revolving Lender will, upon notice from the Agent, purchase from the Swing Line Lender (and the Swing Line Lender will sell to each Revolving Lender) an undivided participation interest in all outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the outstanding principal amount of the Swing Line Loans (and each Lender will immediately transfer to the Agent, for the account of the Swing Line Lender, in immediately available funds, the amount of its participation).

            (b) Whenever, at any time after the Swing Line Lender has received payment for any Revolving Lender's participation interest in the Swing Line Loans pursuant to subsection 3.4(a), the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to the Agent for the account of such Revolving Lender its participation interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's participation interest was outstanding and funded) in like funds as received; provided that in the event that any payment received by the Swing Line Lender is required to be returned, such Revolving Lender will return to the Agent for the account of the Swing Line Lender any portion thereof previously distributed by the Swing Line


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

Lender in like funds as such payment is required to be returned by the Swing Line Lender.

      3.5 Swing Line Participation Obligations Unconditional.

            (a) Each Revolving Lender's obligation to make Loans pursuant to
Section 3.3 and/or to purchase participation interests in Swing Line Loans pursuant to Section 3.4 shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, any Loan Party or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default; (c) any adverse change in the condition (financial or otherwise) of any Loan Party or any other Person; (d) any breach of this Agreement by any Loan Party or any other Lender; (e) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any Swing Line Loan is to be refunded or any participation interest therein is to be purchased; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            (b) Notwithstanding the provisions of subsection 3.5(a), no Revolving Lender shall be required to make any Loan to a Borrower to refund a Swing Line Loan pursuant to Section 3.3 or to purchase a participation interest in a Swing Line Loan pursuant to Section 3.4 if, at least three Business Days prior to the making by the Swing Line Lender of such Swing Line Loan, the Agent and the Swing Line Lender received written notice from such Revolving Lender specifying that such Revolving Lender believed in good faith that one or more of the conditions precedent to the making of such Swing Line Loan were not satisfied (and detailing its basis for such good faith belief) and, in fact, such conditions precedent to the making of such Swing Line Loan were not satisfied at the time of the making of such Swing Line Loan; provided that the obligation of such Revolving Lender to make such Revolving Loan and to purchase such participation interest in such Swing Line Loan shall be reinstated upon the earlier of (i) the date on which such Revolving Lender notifies the Swing Line Lender that its prior notice has been withdrawn and (ii) the date on which all conditions precedent to the making of such Swing Line Loan have been satisfied (or waived by the Required Lenders or all Lenders, as applicable).

      3.6 Conditions to Swing Line Loans. Notwithstanding any other provision of this Agreement (and without limiting any other condition precedent to the making of a Swing Line Loan), the Swing Line Lender shall not be obligated to make any Swing Line Loan if an Event of Default or Unmatured Event of Default exists or would result therefrom.


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

                                   ARTICLE IV

                                AUSTRALIAN LOANS

      4.1 Dura Australian Borrowings.

            (a) The Australian Lender agrees, on the terms and conditions set forth herein, to make loans to the Dura Australian Borrower (each such loan, an "Australian Loan") from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date, in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed the Australian Loans Sublimit, notwithstanding the fact that the Australian Lender's Australian Loans, when aggregated with the other outstanding Revolving Loans of its primary Lender and the Canadian Loans of the Canadian Lender and (without duplication) the participation of its primary Lender in the Effective Amount of all L/C Obligations may exceed its primary Lender's Revolving Commitment; provided that (i) at no time shall the Total Revolving Outstandings exceed the combined Revolving Commitments (less the Schade Reserved Amount), (ii) if the Excel Closing Date occurs prior to the Adwest Closing Date, the Total Revolving Outstandings shall not exceed U.S. $235,000,000 at any time prior to the Adwest Closing Date, and (iii) if the Adwest Closing Date occurs prior to the Excel Closing Date, the Total Revolving Outstandings shall not exceed U.S. $225,000,000 at any time prior to the Excel Closing Date. Subject to the other terms and conditions hereof, the Dura Australian Borrower may borrow under this Section 4.1, prepay pursuant to Section 4.4 and reborrow pursuant to this Section 4.1 from time to time.

            (b) The Agent will determine the Dollar Equivalent amount with respect to any (i) Australian Loan as of the requested Borrowing Date, (ii) outstanding Australian Loans as of the last Business Day of each month and (iii) outstanding Australian Loans on any date on which the Australian Loans Sublimit is reduced in accordance with the definition thereof.

      4.2 Procedure for Dura Australian Borrowings.

            (a) Each Australian Borrowing shall be made upon the Dura Australian Borrower's irrevocable written notice delivered to the Agent and the Australian Lender in the form of a Notice of Australian Borrowing, which notice must be received by the Agent and the Australian Lender prior to (i) 10:00 a.m. (Sydney time) three Business Days prior to the requested Borrowing Date, in the case of Australian Bank Bill Rate Loans; (ii) 10:00 a.m. (Sydney time) three Business Days prior to the requested Borrowing Date, in the case of Australian U.S. Dollar Loans; and (iii) 10:00 a.m. (Sydney time) on the requested Borrowing Date, in the case of


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

Australian Floating Rate Loans (or in the case of each of the foregoing clauses
(i), (ii) and (iii), such later time or date as the Australian Lender may approve) specifying:

                        (A) the amount of the Australian Borrowing, which shall
            not be less than the Minimum Tranche;

                        (B) the requested Borrowing Date, which shall be a
            Business Day;

                        (C) the currency (Australian Dollars or U.S. Dollars)
            and Type of Loans comprising the Australian Borrowing; and

                        (D) in the case of a Borrowing of Australian Bank Bill
            Rate Loans, the duration of the Interest Period therefor.

            (b) Unless the Australian Lender has received written notice prior to 10:00 a.m. (Sydney time) on the proposed Borrowing Date (A) from the Agent directing the Australian Lender not to make such Australian Loan because such borrowing is not permitted under Section 4.1(a) or (B) from the Agent or any Lender that one or more of the conditions precedent set forth in Article VIII with respect to such borrowing is not then satisfied, the proceeds of any Australian Loan will be made available to the Dura Australian Borrower by the Australian Lender at the Payment Office by crediting the account of the Dura Australian Borrower on the books of the Australian Lender.

            (c) After giving effect to any Australian Borrowing, there may not be more than three different Interest Periods in effect in respect of all Australian Loans then outstanding.

      4.3 Conversion and Continuation Elections for Dura Australian Borrowings.

            (a) The Dura Australian Borrower may, upon irrevocable written notice to the Agent and the Australian Lender in accordance with subsection 4.3(b):

                  (i) elect, as of any Business Day, in the case of an Australian Floating Rate Loan, or as of the last day of the applicable Interest Period, in the case of an Australian Bank Bill Rate Loan, to convert such Australian Loan (or any part thereof in an amount not less than the Minimum Tranche) into the other Type of Australian Loans which is permitted hereunder in Australian Dollars; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having an Interest


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

      Period expiring on such day (or any part thereof in an amount not less than the Minimum Tranche) for a new Interest Period;

provided that if at any time the amount of any Australian Bank Bill Rate Loan is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Australian Bank Bill Rate Loan shall automatically convert into an Australian Floating Rate Loan.

            (b) The Dura Australian Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent and the Australian Lender not later than (i) 10:00 a.m. (Sydney time) at least three Business Days prior to the Conversion/Continuation Date, if an Australian Loan is to be converted into or continued as an Australian Bank Bill Loan; and (ii) 10:00 a.m. (Sydney time) on the Conversion/Continuation Date, if an Australian Loan is to be converted into an Australian Floating Rate Loan (or, in the case of the foregoing clauses (i) and (ii), such later time and date as the Australian Lender may approve), specifying:

                        (A) the proposed Conversion/Continuation Date;

                        (B) the amount of the Australian Loan to be converted or
            continued;

                        (C) the Type of Australian Loans resulting from the
            proposed conversion or continuation; and

                        (D) other than in the case of conversion into an
            Australian Floating Rate Loan, the duration of the requested Interest Period.

            (c) If upon the expiration of any Interest Period applicable to Australian Bank Bill Rate Loan, the Dura Australian Borrower has failed to select timely a new Interest Period to be applicable to such Australian Bank Bill Rate Loan, the Dura Australian Borrower shall be deemed to have elected to convert such Australian Bank Bill Rate Loan into an Australian Floating Rate Loan effective as of the expiration date of such Interest Period.

            (d) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, the Dura Australian Borrower may not elect to have an Australian Loan converted into or continued as an Australian Bank Bill Rate Loan.

            (e) After giving effect to any conversion or continuation of an Australian Loan, there may not be more than three different Interest Periods in effect in respect of all Australian Loans together then outstanding.


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

      4.4 Prepayments of Australian Loans. Subject to Section 7.4, the Dura Australian Borrower may, at any time or from time to time, ratably prepay Australian Loans in whole or in part, in an aggregate principal amount of (x) in the case of Australian Loans in Australian Dollars, at least A$500,000 and an integral multiple of A$250,000, or (y) in the case of Australian Loans in U.S. Dollars, at least U.S. $500,000 or a higher integral multiple of U.S. $250,000, or such other amount that is acceptable to the Australian Lender. The Dura Australian Borrower shall deliver a notice of prepayment in accordance with
Section 14.2 to be received by the Agent and the Australian Lender not later than (i) 10:00 a.m. (Sydney time) at least two Business Days in advance of the prepayment date if the Loan to be prepaid is an Australian Bank Bill Rate Loan,
(ii) 10:00 a.m. (Sydney time) at least three Business Days in advance of the prepayment date if the Loan to be prepaid is an Australian U.S. Dollar Loan, and
(iii) 10:00 a.m.(Sydney time) on the prepayment date if the Loan to be prepaid is an Australian Floating Rate Loan (or in the case of each of the foregoing clauses (i), (ii) and (iii), such later time or date as the Australian Lender may approve). Such notice of prepayment shall specify the date and amount of such prepayment and the particular Loan or Loans being prepaid. Such notice shall not thereafter be revocable by the Dura Australian Borrower. If such notice is given by the Dura Australian Borrower, the Dura Australian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with (in the case of an Australian Bank Bill Rate Loan) accrued interest to such date on the amount prepaid and any amounts required pursuant to Section 7.4.

      4.5 Participations in Australian Loans.

            (a) Each Revolving Lender agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon receipt of notice that the Agent has received a Australian Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Australian Loan in an amount equal to its Pro Rata Share of the amount of such Australian Loan.

            (b) The Agent shall promptly notify the Australian Lender and each Revolving Lender of its receipt of a Australian Participation Funding Notice. Promptly upon receipt of such Notice, each Revolving Lender shall (or shall cause an Affiliate to) make available to the Australian Lender an amount in Australian Dollars and in Same Day Funds equal to its Pro Rata Share of all outstanding Australian Loans (it being understood that the primary Lender for the Australian Lender shall not be obligated to make any amount available to the Australian Lender). If any Revolving Lender so notified fails to make available to the Australian Lender for the account of the Australian Lender the full amount of such


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

Revolving Lender's participations in all Australian Loans by 10:00 a.m.(Sydney time) on the date of its receipt of such notice from the Agent (or on the Business Day following receipt of such notice if such notice is received after 10:00 a.m.(Sydney time) on any Business Day), then interest shall accrue on such Revolving Lender's obligation to fund such participations, from the date such obligation became due to the date such Revolving Lender pays such obligations in full, at a rate per annum equal to the Australian Overnight Rate in effect from time to time during such period.

            (c) From and after the date on which the Australian Lender has received notice from the Agent of its receipt of an Australian Participation Funding Notice, all funds received by the Australian Lender in payment of the Australian Loans, interest thereon and other amounts payable in respect thereof shall be distributed by the Australian Lender, in the same funds as those received by the Australian Lender, to all Revolving Lenders in accordance with their Pro Rata Shares (i.e., giving effect to the funding of participations pursuant to this Section 4.5), except that the Pro Rata Share of such funds of any Revolving Lender that has not funded its participations as provided herein shall be distributed to the Australian Lender.

            (d) If the Agent or the Australian Lender is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to the Agent or the Australian Lender in respect of any Australian Loan or interest or fee thereon, each Revolving Lender shall, on demand of the Agent, forthwith return to the Australian Lender the amount of its Pro Rata Share of the amount so returned by the Agent or the Australian Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Revolving Lender to the Australian Lender, at a rate per annum equal to the Australian Overnight Rate from time to time in effect.

            (e) The Required Revolving Lenders, the Australian Lender and the Agent may agree on any other reasonable method (such as making assignments of Australian Loans) for sharing the risks of Australian Loans ratably among all Revolving Lenders according to their Pro Rata Shares so long as such method does not materially disadvantage any Revolving Lender.

            (f) The Australian Lender is not a trustee for any Revolving Lender nor does any Revolving Lender's participation in any Australian Loan constitute a proprietary interest in such Australian Loan.


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

                                    ARTICLE V

                                 CANADIAN LOANS

      5.1 Canadian Borrowings.

            (a) The Canadian Lender agrees, on the terms and conditions set forth herein, to make loans to the Canadian Borrowers (each such loan, a "Canadian Loan") from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date, in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed (i) the Dura Canadian Loans Sublimit for all Dura Canadian Loans and (ii) the Trident Canadian Loans Sublimit for all Trident Canadian Loans, notwithstanding the fact that the Canadian Lender's Canadian Loans, when aggregated with the other outstanding Revolving Loans of its primary Lender and the Australian Loans of the Australian Lender and (without duplication) the participation of its primary Lender in the Effective Amount of all L/C Obligations, may exceed its related primary Lender's Revolving Commitment; provided that (i) at no time shall the Total Revolving Outstandings exceed the combined Revolving Commitments (less the Schade Reserved Amount), (ii) if the Excel Closing Date occurs prior to the Adwest Closing Date, the Total Revolving Outstandings shall not exceed U.S. $235,000,000 at any time prior to the Adwest Closing Date, (iii) if the Adwest Closing Date occurs prior to the Excel Closing Date, the Total Revolving Outstandings shall not exceed U.S. $225,000,000 at any time prior to the Excel Closing Date, and (iv) at no time shall the Total Trident Revolving Outstandings exceed U.S. $55,000,000. Subject to the other terms and conditions hereof, the Canadian Borrowers may borrow under this
Section 5.1, prepay pursuant to Section 5.4 and reborrow pursuant to this
Section 5.1 from time to time.

            (b) The Agent will determine the Dollar Equivalent amount with respect to any (i) Canadian Loan as of the requested Borrowing Date, (ii) outstanding Canadian Loans as of the last Business Day of each month, and (iii) outstanding Canadian Loans on any date on which the Dura Canadian Loans Sublimit or the Trident Canadian Loans Sublimit is reduced in accordance with the respective definitions thereof.

      5.2 Procedure for Canadian Borrowings.

            (a) Each Canadian Borrowing shall be made upon the applicable Canadian Borrower's irrevocable written notice delivered to the Agent and the Canadian Lender in the form of a Notice of Canadian Borrowing, which notice must be received by the Agent and the Canadian Lender prior to (i) 10:00 a.m. (Toronto time) two Business Days prior to the requested Borrowing Date, in the case of


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

Offshore Canadian Loans (unless the Dow Jones Markets (Telerate)-based Canadian Offshore Rate is not available, in which case, three Business Days prior to the requested Borrowing Date); (ii) 10:00 a.m. (Toronto time) two Business Days prior to the requested Borrowing Date, in the case of Canadian U.S. Dollar Offshore Rate Loans (unless the Dow Jones Markets (Telerate)-based Canadian U.S. Dollar Offshore Rate is not available, in which case, three Business Days prior to the requested Borrowing Date); and (iii) 10:00 a.m. (Toronto time) on the requested Borrowing Date, in the case of Canadian Prime Rate Loans or Canadian U.S. Dollar Base Rate Loans (or, in the case of the foregoing clauses (i), (ii) and (iii), such later times and dates as the Canadian Lender may approve), specifying:

                        (A) the amount of the Canadian Borrowing, which shall
            not be less than the Minimum Tranche;

                        (B) the requested Borrowing Date, which shall be a
            Business Day;

                        (C) the currency (Canadian Dollars or U.S. Dollars) and
            Type of Loans comprising the Canadian Borrowing; and

                        (D) in the case of a Borrowing of Offshore Canadian
            Loans or Canadian U.S. Dollar Offshore Rate Loans, the duration of the Interest Period therefor.

            (b) Unless the Canadian Lender has received written notice prior to (or such later time or date as the Canadian Lender may approve) 10:00 a.m. (Toronto time) on the proposed Borrowing Date (A) from the Agent directing the Canadian Lender not to make such Canadian Loan because such borrowing is not permitted under Section 5.1(a) or (B) from the Agent or any Lender that one or more of the conditions precedent set forth in Article VIII with respect to such borrowing is not then satisfied, the proceeds of any Canadian Loan will then be made available to the applicable Canadian Borrower by the Canadian Lender at the Payment Office by crediting the account of such Canadian Borrower on the books of the Canadian Lender.

            (c) After giving effect to any Canadian Borrowing, there may not be more than five different Interest Periods in effect in respect of all Canadian Loans then outstanding.

      5.3 Conversion and Continuation Elections for Canadian Borrowings. (a) Each Canadian Borrower may, upon irrevocable written notice to the Agent and the Canadian Lender in accordance with subsection 5.3(b):


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

                  (i) elect, as of any Business Day, in the case of a Canadian Prime Rate Loan or a Canadian U.S. Dollar Base Rate Loan, or as of the last day of the applicable Interest Period, in the case of an Offshore Canadian Loan or a Canadian U.S. Dollar Offshore Rate Loan, to convert any Canadian Loan of such Canadian Borrower (or any part thereof in an amount not less than the Minimum Tranche) into Canadian Loan of the other Type which is available in the same currency; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Canadian Loans of such Canadian Borrower having an Interest Period expiring on such day (or any part thereof in an amount not less than the Minimum Tranche) as a Loan of the same Type in the same currency with a new Interest Period;

provided that if at any time the amount of any Offshore Canadian Loan is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Canadian Loan shall automatically convert into a Canadian Prime Rate Loan and if at any time the amount of any Canadian U.S. Dollar Offshore Rate Loan is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Canadian U.S. Dollar Offshore Rate Loan shall automatically convert into Canadian U.S. Dollar Base Rate Loan.

            (b) The applicable Canadian Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent and the Canadian Lender not later than (i) 10:00 a.m. (Toronto time) at least two Business Days prior to the Conversion/Continuation Date, if a Canadian Loan is to be converted into or continued as an Offshore Canadian Loan (unless the Dow Jones Markets (Telerate)-based Canadian Offshore Rate is not available, in which case, three Business Days prior to the Conversion/Continuation Date); (ii) 10:00 a.m. (Toronto time) at least two Business Days prior to the Conversion/Continuation Date, if a Canadian Loan is to be converted into or continued as a Canadian U.S. Dollar Offshore Rate Loan (unless the Dow Jones Markets (Telerate)-based Canadian U.S. Dollar Offshore Rate is not available, in which case, three Business Days prior to the Conversion/Continuation Date); and (iii) 10:00 a.m. (Toronto time) on the Conversion/Continuation Date, if a Canadian Loan is to be converted into a Canadian Prime Rate Loan or a Canadian U.S. Dollar Base Rate Loan (or, in the case of the foregoing clauses (i), (ii) and (iii), such later times and dates as the Canadian Lender may approve) specifying:

                        (A) the proposed Conversion/Continuation Date;

                        (B) the amount of the Canadian Loan to be converted or
            continued;


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                        (C) the Type of Canadian Loan resulting from the
            proposed conversion or continuation; and

                        (D) other than in the case of conversions into a
            Canadian Prime Rate Loan or a Canadian U.S. Dollar Base Rate Loan, the duration of the requested Interest Period.

            (c) If upon the expiration of any Interest Period applicable to an Offshore Canadian Loan, the applicable Canadian Borrower has failed to select timely a new Interest Period to be applicable to such Offshore Canadian Loan, such Canadian Borrower shall be deemed to have elected to convert such Offshore Canadian Loan into a Canadian Prime Rate Loan effective as of the expiration date of such Interest Period. If upon the expiration of any Interest Period applicable to a Canadian U.S. Dollar Offshore Rate Loan, the applicable Canadian Borrower has failed to select timely a new Interest Period to be applicable to such Canadian U.S. Dollar Offshore Rate Loan, such Canadian Borrower shall be deemed to have elected to convert such Canadian U.S. Dollar Offshore Rate Loan into a Canadian U.S. Dollar Base Rate Loan effective as of the expiration date of such Interest Period.

            (d) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, no Canadian Borrower may elect to have a Canadian Loan converted into or continued as an Offshore Canadian Loan or a Canadian U.S. Dollar Offshore Rate Loan.

            (e) After giving effect to any conversion or continuation of a Canadian Loan, there may not be more than five different Interest Periods in effect in respect of all Canadian Loans together then outstanding.

      5.4 Prepayments of Canadian Loans. Subject to Section 7.4, a Canadian Borrower may, at any time or from time to time, ratably prepay its Canadian Loans in whole or in part, in an aggregate principal amount of (x) in the case of Canadian Loans in Canadian Dollars, at least C$1,000,000 and an integral multiple of C$500,000, or (y) in the case of Canadian Loans in U.S. Dollars, at least U.S.$500,000 and an integral multiple of U.S.$250,000, or (z) in each case, such other amount that is acceptable to the Canadian Lender. Such Canadian Borrower shall deliver a notice of prepayment in accordance with Section 14.2 to be received by the Agent and the Canadian Lender not later than (i) 10:00 a.m. (Toronto time) at least two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Canadian Loans, and (ii) 10:00 a.m.(Toronto time) on the prepayment date if the Loans to be prepaid are Canadian Prime Rate Loans or Canadian U.S. Dollar Base Rate Loans (or, in the case of the foregoing clauses (i) and (ii), such later times and dates as the Canadian Lender may approve). Such notice of prepayment shall specify the


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date and amount of such prepayment and the particular Loan or Loans being prepaid. Such notice shall not thereafter be revocable by such Canadian Borrower. If such notice is given by a Canadian Borrower, such Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with (in the case of an Offshore Canadian Loan or a Canadian U.S. Dollar Offshore Rate Loan) accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 7.4.

      5.5 Participations in Canadian Loans.

            (a) Each Revolving Lender agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon receipt of notice that the Agent has received a Canadian Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Canadian Loan in an amount equal to its Pro Rata Share of the amount of such Canadian Loan.

            (b) The Agent shall promptly notify the Canadian Lender and each Revolving Lender of its receipt of a Canadian Participation Funding Notice. Promptly upon receipt of such Notice, each Revolving Lender shall (or shall cause an Affiliate to) make available to the Canadian Lender an amount in Canadian Dollars and/or U.S. Dollars, as the case may be, and in Same Day Funds equal to its Pro Rata Share of all outstanding Canadian Loans (it being understood that the primary Lender for the Canadian Lender shall not be obligated to make any amount available to the Canadian Lender). If any Revolving Lender so notified fails to make available to the Canadian Lender the full amount of such Revolving Lender's participations in all Canadian Loans by 3:00 p.m. (Toronto time) on the date of its receipt of such notice from the Agent (or on the Business Day following receipt of such notice if such notice is received after 1:00 p.m. (Toronto time) on any Business Day), then interest shall accrue on such Revolving Lender's obligation to fund such participations, from the date such obligation became due to the date such Revolving Lender pays such obligations in full, at a rate per annum equal to (in respect of Canadian Dollar obligations) the Bank of Canada Rate and (in respect of U.S. Dollar obligations) the U.S. Federal Funds Rate, in each case in effect from time to time during such period.

            (c) From and after the date on which the Canadian Lender has received notice from the Agent of its receipt of a Canadian Participation Funding Notice, all funds received by the Canadian Lender in payment of the Canadian Loans, interest thereon and other amounts payable in respect thereof shall be distributed by the Canadian Lender, in the same funds as those received by the Canadian Lender, to all Revolving Lenders in accordance with their Pro Rata Shares (i.e., giving effect to the funding of


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participations pursuant to this Section 5.5), except that the Pro Rata Share of such funds of any Revolving Lender that has not funded its participations as provided herein shall be distributed to the Canadian Lender.

            (d) If the Agent or the Canadian Lender is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to the Agent or the Canadian Lender in respect of any Canadian Loan or interest or fee thereon, each Revolving Lender shall, on demand of the Agent, forthwith return to the Canadian Lender for the account of the Canadian Lender the amount of its Pro Rata Share of the amount so returned by the Agent or the Canadian Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Revolving Lender to the Canadian Lender, at a rate per annum equal to (in respect of Canadian Dollar obligations) the Bank of Canada Rate and (in respect of U.S. Dollar obligations) the U.S. Federal Funds Rate, in each case from time to time in effect.

            (e) The Required Revolving Lenders, the Canadian Lender and the Agent may agree on any other reasonable method (such as making assignments of Canadian Loans) for sharing the risks of Canadian Loans ratably among all Revolving Lenders according to their Pro Rata Shares so long as such method does not materially disadvantage any Revolving Lender.

                                   ARTICLE VI

                              THE LETTERS OF CREDIT

      6.1 The Letter of Credit Subfacility.

            (a) On the terms and conditions set forth herein, (i) the Issuing Lender agrees, (A) from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date to issue Letters of Credit for the account of any Borrower (or, if a Letter of Credit is for the account of a Subsidiary that is not a Borrower, jointly for the account of a Borrower and such Subsidiary), and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 6.2(c) and 6.2(d), and
(B) to honor properly drawn drafts under the Letters of Credit; and (ii) the Revolving Lenders severally agree to participate in Letters of Credit Issued for the account of any Borrower (including any Letter of Credit issued jointly for the account of a Borrower and any Subsidiary); provided that the Issuing Lender shall not be obligated to Issue, and no Revolving Lender shall be obligated to participate in, any Letter


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of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance
Date"):

            (1) the Total Revolving Outstandings exceed the combined Revolving Commitments (less the Schade Reserved Amount),

            (2) the participation of such Revolving Lender in the Effective Amount of all L/C Obligations of the Borrowers plus (without duplication) the outstanding principal Dollar Equivalent amount of the Revolving Group Loans of such Revolving Lender plus such Revolving Lender's Pro Rata Share of the Australian Loans Sublimit, the Dura Canadian Loans Sublimit and the Trident Canadian Loans Sublimit plus such Revolving Lender's Pro Rata Share of all Swing Line Loans exceeds such Revolving Lender's Revolving Commitment,

            (3) the Effective Amount of all L/C Obligations of the Borrowers exceeds the L/C Commitment,

            (4) if the Excel Closing Date occurs prior to the Adwest Closing Date, the Total Revolving Outstandings exceed U.S. $235,000,000 at any time prior to the Adwest Closing Date,

            (5) if the Adwest Closing Date occurs prior to the Excel Closing Date, the Total Revolving Outstandings exceed U.S. $225,000,000 at any time prior to the Excel Closing Date,

            (6) the Total Trident Revolving Outstandings exceed U.S.$55,000,000, or

            (7) the Total Borrower Revolving Outstandings of the related Borrower exceed the limit for such Borrower set forth in Schedule 2.1(d).

Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed. The Agent will determine the Dollar Equivalent amount of the L/C Obligations with respect to any Letter of Credit when issued, when drawn upon and as of the last Business Day of each month.

            (b) The Issuing Lender is under no obligation to Issue any Letter of Credit if:

                  (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to


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

      the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the initial Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the initial Closing Date and which the Issuing Lender in good faith deems material to it;

                  (ii) the Issuing Lender has received written notice from any Lender, the Agent or any Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article VIII is not then satisfied;

                  (iii) the expiry date of any requested Letter of Credit is (A) more than 366 days (or 180 days in the case of a documentary commercial Letter of Credit) after the date of such Issuance, unless the Required Revolving Lenders have approved such expiry date in writing, or (B) after the scheduled Revolving Commitment Termination Date, unless all of the Revolving Lenders have approved such expiry date in writing;

                  (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Lender; or

                  (v) such Letter of Credit is denominated in a currency other than U.S. Dollars or an Offshore Currency.

      6.2 Issuance, Amendment and Renewal of Letters of Credit.

      (a) Each Letter of Credit shall be Issued upon the irrevocable written request of the applicable Borrower received by the Issuing Lender (with a copy sent by such Borrower to the Agent) at least three Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the proposed date of Issuance of the Letter of Credit (which shall be a Business Day);


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(ii) the face amount of the Letter of Credit; (iii) the expiry date of the
Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Lender may require.

            (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Lender will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the applicable Borrower and, if not, the Issuing Lender will provide the Agent with a copy thereof. Unless the Issuing Lender has received, on or before the Business Day immediately preceding the date the Issuing Lender is to issue a requested Letter of Credit, (A) notice from the Agent directing the Issuing Lender not to issue such Letter of Credit because such issuance is not then permitted under subsection 6.1(a) as a result of the limitations set forth in clauses (1) through (7) thereof or (B) a notice described in subsection 6.1(b)(ii), then, subject to the terms and conditions of this Agreement, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or jointly for the account of such Borrower and the applicable Subsidiary) in accordance with the Issuing Lender's usual and customary business practices.

            (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Commitment Termination Date, the Issuing Lender will, upon the written request of the applicable Borrower received by the Issuing Lender (with a copy sent by the applicable Borrower to the Agent) at least five days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Lender may reasonably require. The Issuing Lender shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or
(B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Revolving Lenders of the receipt by it of any L/C Application or L/C Amendment Application.


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

            (d) The Issuing Lender and the Revolving Lenders agree that, while a Letter of Credit is outstanding and prior to the Revolving Commitment Termination Date, at the option of the applicable Borrower and upon the written request of such Borrower received by the Issuing Lender (with a copy sent by such Borrower to the Agent) at least four Business Days (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Lender shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Lender may reasonably require. The Issuing Lender shall be under no obligation so to renew any Letter of Credit if:
(A) the Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or
(B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 6.2(d) upon the request of the applicable Borrower but the Issuing Lender shall not have received any L/C Amendment Application from such Borrower with respect to such renewal or other written direction by such Borrower with respect thereto, the Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and such Borrower and the Revolving Lenders hereby authorize such renewal, and, accordingly, the Issuing Lender shall be deemed to have received an L/C Amendment Application from such Borrower requesting such renewal.

            (e) The Issuing Lender may, at its election (or as required by the Agent at the direction of the Required Revolving Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Commitment Termination Date.

            (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).


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

            (g) The Issuing Lender will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

      6.3 Participations, Drawings and Reimbursements.

            (a) Immediately upon the Issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the applicable Pro Rata Share of such Revolving Lender times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

            (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the applicable Borrower. Such Borrower shall reimburse the Issuing Lender prior to 10:00 a.m.(Local Time), on each date that any amount is paid by the Issuing Lender under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing Lender. In the event such Borrower fails to reimburse the Issuing Lender for the full amount of any drawing under any Letter of Credit by 10:00 a.m.(Local Time) on the Honor Date, the Issuing Lender will promptly notify the Agent and the Agent will promptly notify each Revolving Lender thereof, and such Borrower shall be deemed to have requested that Revolving Loans (to be Floating Rate Loans), be made by the Revolving Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitments and subject to the conditions set forth in subsections 8.4(b) and
(c). Any notice given by the Issuing Lender or the Agent pursuant to this subsection 6.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

            (c) Each Revolving Lender shall upon any notice pursuant to subsection 6.3(b) make available to the Agent for the account of the Issuing Lender an amount in U.S. Dollars or the applicable Offshore Currency, as the case may be, and in Same Day Funds equal to its Pro Rata Share of the amount of the drawing, whereupon such Revolving Lenders shall (subject to subsection 6.3(d)) each be deemed to have made a Revolving Loan to the applicable Borrower in that amount bearing interest at the applicable Floating Rate plus the applicable Floating Rate Margin. If any Revolving Lender so notified fails to make available to the Agent for the account of


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the Issuing Lender the amount of such Revolving Lender's Pro Rata Share of the amount of the drawing by no later than 10:00 a.m.(Local Time) on the Honor Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from the Honor Date to the date such Revolving Lender makes such payment, at a rate per annum equal to (i) in the case of a drawing in U.S. Dollars, the U.S. Federal Funds Rate in effect from time to time during such period and (ii) in the case of a drawing in an Offshore Currency, the Overnight Rate applicable to such Offshore Currency. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Revolving Lender to effect such payment on such date shall not relieve such Revolving Lender from its obligations under this Section 6.3.

            (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans to the applicable Borrower in whole or in part, because of such Borrower's failure to satisfy the conditions set forth in subsections 8.4(b) and (c) or for any other reason, such Borrower shall be deemed to have incurred from the Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Floating Rate plus the Floating Rate Margin plus 2% per annum, and each Revolving Lender's payment to the Issuing Lender pursuant to subsection 6.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 6.3.

            (e) Each Revolving Lender's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this
Section 6.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Issuing Lender, any Loan Party or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that each Revolving Lender's obligation to make Revolving Loans under this Section 6.3 is subject to the conditions set forth in
Section 8.4.

      6.4 Repayment of Participations.

            (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Lender of Same Day Funds from a Borrower (i) in reimbursement of any payment made by the Issuing Lender under


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

the Letter of Credit with respect to which any Revolving Lender has paid the Agent for the account of the Issuing Lender for such Revolving Lender's participation in the Letter of Credit pursuant to Section 6.3 or (ii) in payment of interest thereon, the Agent will pay to each Revolving Lender, in the same funds as those received by the Agent for the account of the Issuing Lender, the amount of such Revolving Lender's Pro Rata Share of such funds, and the Issuing Lender shall receive the amount of the Pro Rata Share of such funds of any Revolving Lender that did not so pay the Agent for the account of the Issuing Lender.

            (b) If the Agent or the Issuing Lender is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to the Agent for the account of the Issuing Lender pursuant to subsection 6.4(a) in reimbursement of a payment made under any Letter of Credit or interest or fee thereon, each Revolving Lender shall, on demand of the Agent, forthwith return to the Agent or the Issuing Lender the amount of its Pro Rata Share of any amount so returned by the Agent or the Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Revolving Lender to the Agent or the Issuing Lender, at a rate per annum equal to the U.S. Federal Funds Rate in effect from time to time.

      6.5 Role of the Issuing Lender.

            (a) Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the Issuing Lender shall not (except to the extent of its own gross negligence or willful misconduct) have any responsibility to obtain any document (other than any sight draft and certificates or other documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

            (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders and the Required Revolving Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

            (c) Subject to Section 6.6, each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude such


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Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Subject to
Section 6.6, no Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 6.6. Subject to Section 6.6, in furtherance and not in limitation of the foregoing:
(i) the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

      6.6 Obligations Absolute. The obligations of each Borrower under this Agreement and any L/C-Related Document to reimburse the Issuing Lender for a drawing under a related Letter of Credit, and to repay any L/C Borrowing of such Borrower and any drawing under a related Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including any of the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                  (ii) the existence of any claim, set-off, defense or other right that such Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (iv) any payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing


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      Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (v) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of any Loan Party in respect of any Letter of Credit; or

                  (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or a guarantor;

provided, however, that after paying in full its reimbursement obligation hereunder, nothing herein shall adversely affect the right of such Borrower to commence any proceeding against the Issuing Lender for any wrongful disbursement made by the Issuing Lender under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuing Lender.

      6.7 Cash Collateral Pledge. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Revolving Commitment Termination Date, then the applicable Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under such Letter of Credit.

      6.8 Letter of Credit Fees.

            (a) Each Borrower shall pay to the Agent for the account of the Revolving Lenders a letter of credit fee with respect to the Letters of Credit for the account of such Borrower at a rate per annum equal to the L/C Fee Rate (as in effect from time to time) on the average daily maximum Dollar Equivalent amount available to be drawn of such outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Revolving Commitment Termination Date (or such later date on which all Letters of Credit have been terminated) based upon Letters of Credit outstanding for the applicable period as calculated by the Agent.

            (b) Each Borrower shall pay to the Agent for the account of the Issuing Lender a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Lender for the account of


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such Borrower at the rate per annum set forth in the Fee Letter of the average daily maximum amount available to be drawn of the outstanding Letters of Credit, computed on the last Business Day of each calendar quarter and on the Revolving Commitment Termination Date (or such later date on which all Letters of Credit have been terminated) based upon the Letters of Credit outstanding for the applicable period as calculated by the Agent.

            (c) The letter of credit fees payable under subsection 6.8(a) and the fronting fees payable under subsection 6.8(b) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Commitment Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Commitment Termination Date (or such later expiration date).

            (d) Each Borrower shall pay to the Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Lender relating to letters of credit as from time to time in effect.

      6.9 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.

      6.10 Letters of Credit for the Account of Subsidiaries. Each Borrower and the applicable Subsidiary shall be jointly and severally liable for any Letter of Credit which is issued jointly for the account of such Borrower and any Subsidiary.

                                   ARTICLE VII

                     TAXES, YIELD PROTECTION AND ILLEGALITY

      7.1 Taxes.

            (a) Any and all payments by any Borrower to any Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the applicable Borrower shall pay all Other Taxes.


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

            (b) The applicable Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender or the Agent as a result of the transactions contemplated by this Agreement and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that if such Lender or the Agent determines in its reasonable discretion that it has received a refund or credit of such Taxes or such Other Taxes (or of any liability, including penalties, interest, additions to tax and expenses, arising therefrom or with respect thereto), then such Lender or the Agent shall promptly repay the applicable Borrower to the extent of such refund or credit; provided, further, that if, due to any adjustment of such Taxes or Other Taxes (or of any liability, including penalties, interest, additions to tax and expenses, arising therefrom or with respect thereto) such Lender or the Agent loses the benefit of all or any portion of such refund or credit, the applicable Borrower will indemnify and hold harmless such Lender or the Agent in accordance with this subsection. Nothing shall require the Agent or any Lender to utilize such credits ahead of other credits that may be available to the Agent or such Lender from other sources. Moreover, nothing shall require the Agent or any Lender to make their books and records available for inspection by any Borrower. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

            (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) such Borrower shall make such deductions and withholdings; and

                  (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

            (d) Within 30 days after the date of any payment by a Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing


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payment thereof, or other evidence of payment satisfactory to the Agent.

            (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office or take other appropriate action so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change or other action in the judgment of such Lender is not otherwise disadvantageous to such Lender.

            (f) (i) Each Lender (other than the Australian Lender and the Canadian Lender) which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                  (A) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto after the initial Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Agent and to DASI through the Agent (1) two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto including Form W-8 ("Form 4224"), or two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto including Form W-8 ("Form 1001"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax; or (2) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224, (x) a certificate substantially in the form of Exhibit I and (y) two properly completed and signed copies of Internal Revenue Service Form W-8 or any successor thereto ("Form W-8") certifying that such Lender is entitled to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and any Note;

                  (B) if at any time such Lender makes any changes necessitating a new Form 4224, Form 1001 or Form W-8 it shall with reasonable promptness deliver to the Agent and to DASI through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, Form 1001 or Form W-8 as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from


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

      withholding of United States Federal income tax or is entitled to an exemption from United States withholding tax;

                  (C) it shall, before or promptly after the occurrence of any event (including the passing of time (and in any event (x) in the case of a Form 4224, before the payment of any interest in the each succeeding taxable year of such Lender after the initial Closing Date during which interest may be paid under this Agreement, (y) in the case of a Form 1001, before the payment of any interest in each third succeeding calendar year after the initial Closing Date during which interest may be paid under this Agreement, and (z) in the case of a Form W-8, before the payment of interest after the last day of the third calendar year after the Form W-8 is signed) but excluding any event mentioned in clause (B) above) requiring a change in or renewal of the most recent Form 4224, Form 1001 or Form W-8 previously delivered by such Lender, deliver to the Agent and to DASI through the Agent two accurate and complete original signed copies of Form 4224, Form 1001 or Form W-8 in replacement for the forms previously delivered by such Lender; and

                  (D) it shall, promptly upon DASI's or the Agent's reasonable request to that effect, deliver to DASI or the Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes, including Form W-8.

            (ii) The Australian Lender represents and warrants to the Dura Australian Borrower that, as of the initial Closing Date, the Australian Lender is entitled to receive payments hereunder from the Dura Australian Borrower without deduction or withholding for or on account of any Taxes which are levied or imposed by a Governmental Authority of or within the Commonwealth of Australia.

            (iii) The Canadian Lender (A) certifies that it is not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans under this Agreement; and (B) undertakes to advise the Canadian Borrowers and the Agent, of any changes in respect of clause
(A) (provided that the Canadian Lender shall not be required to notify the Canadian Borrowers or the Agent of any change resulting solely from delivery to the Canadian Lender of a Canadian Participation Funding Notice). In addition, the Canadian Lender shall, promptly upon a Canadian Borrower's or the Agent's reasonable request to that effect, deliver to such Canadian Borrower or the Agent (as the case may be) such other instruments in writing, forms or similar documentation as may be required from time to time by any


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

applicable law, treaty, rule or regulation or the official interpretation of law any rule, regulation or treaty by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) in order to establish the Canadian Lender's tax status for withholding purposes. If the Canadian Lender receives a request from Revenue Canada Customs, Excise and Taxation or another taxing authority to provide additional information concerning the withholding tax status of the Canadian Lender, the Canadian Lender shall use reasonable efforts to obtain and deliver such information to such taxing authority, the Agent and the Canadian Borrowers.

            (iv) Notwithstanding the foregoing provisions of this subsection (f) or any other provision of this Section 7.1, no Lender shall be required to deliver any form pursuant to this Section 7.1 if such Lender informs the Agent and DASI that it is not legally permitted to deliver such form as a result of a change in any Requirement of Law after the date of this Agreement.

                  (g) (i) The Borrowers will not be required to pay any additional amount in respect of United States Federal tax pursuant to this
Section 7.1 to any Lender or to the Agent with respect to any Lender:

                  (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Lender to comply with its obligations under subsection 7.1(f)(i), Section 13.10 or Section 14.8;

                  (B) if such Lender shall have delivered to DASI a Form 4224 in respect of its applicable Lending Office pursuant to subsection 7.1(f)(i), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                  (C) if such Lender shall have delivered to DASI a Form 1001 in respect of its applicable Lending Office pursuant to subsection 7.1(f)(i), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any


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

      applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                  (ii) The Canadian Borrowers will not be required to pay any additional amount in respect of Canadian federal income tax pursuant to this Section 7.1 to the Canadian Lender:

                  (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Lender to comply with its obligations under subsection 7.1(f)(iii), Section 13.10 or Section 14.8; or

                  (B) if such Lender shall have delivered an instrument in writing pursuant to subsection 7.1(f)(iii), and such Lender shall not at any time be entitled to exception from deduction or withholding of Canadian federal income tax in respect of payments by the Canadian Borrowers hereunder for the account of its applicable Lending Office for any reason other than a change in the laws of Canada, its provinces or any political subdivision thereof or any regulations promulgated thereunder or any applicable tax treaty or regulations or in the official interpretation of such laws, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of the delivery of said instrument.

                  (h) If, at any time, DASI requests any Lender to deliver any forms or other documentation pursuant to subsection 7.1(f)(i)(D), then DASI shall, on demand of such Lender through the Agent, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation. If, at any time, any Canadian Borrower requests the Canadian Lender to deliver any forms or other documentation pursuant to subsection 7.1(f)(iii), then such Canadian Borrower shall, on demand of the Canadian Lender, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by the Canadian Lender in the preparation or delivery of such instruments, forms or other documentation.

                  (i) Each Lender having a Tranche A Term Commitment or a Revolving Commitment or holding Tranche A Term Loans or Revolving Loans to a U.K. Borrower represents to the Borrowers, the Agent and the Swing Line Lender that, in the case of a Lender which


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is a Lender on the initial Closing Date and, in the case of a Lender which becomes a Lender after the initial Closing Date, on the date it becomes a Lender it is:

            (A) either:

                  (1) not resident in the United Kingdom for United Kingdom tax purposes; or

                  (2) a "bank" as defined in section 840A of the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

            (B) beneficially entitled to the principal and interest payable by the Borrowers to it under this Agreement,

and shall forthwith notify the Borrowers, the Agent and the Swing Line Lender if either representation ceases to be correct.

Each Lender that is not funding its Loans to the U.K. Borrowers out of a Lending Office in the United Kingdom (or another jurisdiction having an exemption from United Kingdom income tax by treaty) shall submit a duly completed Form FD13 double tax treaty form to the U.S. Internal Revenue Service (or the comparable form for its jurisdiction to its jurisdiction's tax authorities) no later than June 1, 1999 seeking exemption from United Kingdom income tax on interest payable under the Loan Documents by the U.K. Borrowers.

            (j) If the Australian Lender is obliged to make a deduction in respect of any Taxes or Other Taxes from any payment to any other Lender in respect of such other Lender's participation in any Australian Loan, the Dura Australian Borrower shall pay the Australian Lender on the due date of the payment to the relevant Lender any additional amount necessary (as determined by the Australian Lender) to ensure that the relevant Lender receives when due a net amount (after payment of any Taxes or Other Taxes in respect of such additional amounts) in the relevant currency equal to the full amount which it would have been entitled to receive from the Australian Lender had a deduction not been made, and the Dura Australian Borrower shall indemnify the Australian Lender and each other Lender on demand against all Taxes or Other Taxes.

            (k) If the Canadian Lender is obliged to make a deduction in respect of any Taxes or Other Taxes from any payment to any other Lender in respect of such other Lender's participation in any Canadian Loan, the applicable Borrower shall pay the Canadian Lender on the due date of the payment to the relevant Lender any additional amount necessary (as determined by the Canadian Lender) to ensure that the relevant Lender receives when due a net amount (after payment of any Taxes or Other Taxes in respect of such additional amounts) in the relevant currency equal


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

to the full amount which it would have been entitled to receive from the Canadian Lender had a deduction not been made, and such Canadian Borrower shall indemnify the Canadian Lender and each other Lender on demand against all Taxes or Other Taxes.

      7.2 Illegality.

            (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore Rate Loans in any Applicable Currency, or in the case of the Australian Lender, Australian Bank Bill Rate Loans, or in the case of the Canadian Lender, Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans, then, on notice thereof by the Lender to the applicable Borrower through the Agent, any obligation of such Lender to make Offshore Rate Loans in such Applicable Currency, Australian Bank Bill Rate Loans, Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans, as the case may be, shall be suspended until such Lender notifies the Agent and the applicable Borrower that the circumstances giving rise to such determination no longer exist.

            (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan in any Applicable Currency, or in the case of the Australian Lender, any Australian Bank Bill Rate Loan, or in the case of the Canadian Lender, Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans, the applicable Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full the Offshore Rate Loans of such Lender then outstanding in such Applicable Currency, the Australian Bank Bill Rate Loans, Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans of such Lender, as applicable, together with interest accrued thereon and amounts required under Section 7.4, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Offshore Rate Loan, such Australian Bank Bill Rate Loan, such Offshore Canadian Loan or such Canadian U.S. Dollar Offshore Rate Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan. If any Borrower is required to so prepay any Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the Dollar Equivalent amount of such prepayment, a Floating Rate Loan.


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

            (c) Before giving any notice to the Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans, Australian Bank Bill Rate Loans, Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans or take other appropriate action if such designation or other action will avoid the need for giving such notice and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

      7.3  Increased Costs and Reduction of Return.

            (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan or participating in Letters of Credit, or, in the case of the Issuing Lender, any increase in the cost to the Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, in each case excluding any increase in taxes on the overall net income (including franchise taxes based on net income) of such Lender, then the applicable Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

            (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to Dura through the Agent, the applicable Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.


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      7.4 Funding Losses. The applicable Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

            (a) the failure of such Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan;

            (b) the failure of such Borrower to borrow, continue or convert an Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan after such Borrower has given (or is deemed to have given) a Notice of Group Borrowing, Notice of Australian Borrowing, Notice of Canadian Borrowing or a Notice of Conversion/Continuation;

            (c) the failure of such Borrower to make any prepayment of any Loan in accordance with any notice delivered under Section 2.8, 4.4 or 5.4;

            (d) the prepayment (including pursuant to Section 2.6 or 2.8) or other payment (including after acceleration thereof) of the principal of any Offshore Rate Loan, Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

            (e) the automatic conversion under Section 2.4, 4.3 or 5.3 of any Offshore Rate Loan, an Australian Bank Bill Rate Loan, Offshore Canadian Loan or Canadian U.S. Dollar Offshore Rate Loan to a Floating Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the applicable Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by a Borrower to any Lender under this Section and under subsection 7.3(a), (i) each Offshore Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Offshore Rate used in determining the interest rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period and in the same Applicable Currency, whether or not such Offshore Rate Loan is in fact so funded, (ii) each Australian Bank Bill Rate Loan made by the Australian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Australian Bank Bill Rate applicable to such Australian Bank Bill Rate Loan by the purchase by the Australian Lender of a bill of exchange in a


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

comparable amount and for a comparable period, whether or not such Australian Bank Bill Rate Loan is in fact so funded, (iii) each Offshore Canadian Loan made by the Canadian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Canadian Offshore Rate applicable to such Offshore Canadian Loan by a matching deposit or other borrowing in the interbank offshore market for Canadian dollars for a comparable amount and for a comparable period, whether or not such Offshore Canadian Loan is in fact so funded, and (iv) each Canadian U.S. Dollar Offshore Rate Loan made by the Canadian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Canadian U.S. Dollar Offshore Rate applicable to such Canadian U.S. Dollar Offshore Rate Loan by a matching deposit or other borrowing in the interbank offshore market for U.S. dollars for a comparable amount and for a comparable period, whether or not such Canadian U.S. Dollar Offshore Rate Loan is in fact so funded.

      7.5  Inability to Determine Rates.

            (a) If the Agent or the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan under the applicable Facility, or that the Offshore Rate to be applicable for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify DASI and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans in the Applicable Currency shall be suspended until the Agent upon the instruction of the Required Lenders revoke such notice in writing. Upon receipt of such notice, any Borrower may revoke any Notice of Group Borrowing or Notice of Conversion/Continuation then submitted by it. If the applicable Borrower does not revoke any such Notice, the Lenders shall make, convert or continue the applicable Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Floating Rate Loans instead of Offshore Rate Loans. In the case of any Offshore Currency Offshore Rate Loans, the Borrowing or continuation shall be in an aggregate amount equal to the Dollar Equivalent amount of the originally requested Borrowing or continuation in the Offshore Currency, and to that end any outstanding Offshore Currency Offshore Rate Loans which are the subject of any continuation shall be redenominated and converted into Floating Rate Loans in U.S. Dollars with effect from the last day of the Interest Period with respect to such Offshore Currency Offshore Rate Loans.

            (b) If the Australian Lender shall have determined that for any reason adequate and reasonable means do not exist for


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ascertaining the Australian Bank Bill Rate for any requested Interest Period with respect to a proposed Australian Bank Bill Rate Loan, or the Australian Lender shall have determined that the Australian Bank Bill Rate to be applicable for any requested Interest Period with respect to a proposed Australian Bank Bill Rate Loan does not adequately and fairly reflect the cost to the Australian Lender of funding such Loan, the Australian Lender will forthwith give notice of such determination to the Dura Australian Borrower and the Agent. Thereafter, the obligation of the Australian Lender to make or maintain Australian Bank Bill Rate Loans for the account of the Dura Australian Borrower hereunder shall be suspended until the Australian Lender revokes such notice in writing. Upon receipt of such notice, the Dura Australian Borrower may revoke any Notice of Australian Borrowing or Notice of Conversion/Continuation then submitted by it. If the Dura Australian Borrower does not revoke any such notice, the Australian Lender shall make, convert or continue the Loans, as proposed by the Dura Australian Borrower, in the amount specified in the applicable notice submitted by the Dura Australian Borrower, but such Loans shall be made, converted or continued as Australian Floating Rate Loans.

            (c) If the Canadian Lender shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Canadian Offshore Rate for any requested Interest Period with respect to a proposed Offshore Canadian Loan, or the Canadian Lender shall have determined that the Canadian Offshore Rate to be applicable for any requested Interest Period with respect to a proposed Offshore Canadian Loan does not adequately and fairly reflect the cost to the Canadian Lender of funding such Loan, the Canadian Lender will forthwith give notice of such determination to the Canadian Borrowers and the Agent. Thereafter, the obligation of the Canadian Lender to make or maintain Offshore Canadian Loans, for the account of the Canadian Borrowers hereunder shall be suspended until the Canadian Lender revokes such notice in writing. Upon receipt of such notice, any Canadian Borrower may revoke any Notice of Canadian Borrowing or Notice of Conversion/Continuation then submitted by it. If any Canadian Borrower does not revoke any such notice, the Canadian Lender shall make, convert or continue the Loans, as proposed by such Canadian Borrower, in the amount specified in the applicable notice submitted by such Canadian Borrower, but such Loans shall be made, converted or continued as Canadian Prime Rate Loans.

            If the Canadian Lender shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Canadian U.S. Dollar Offshore Rate for any requested Interest Period with respect to a proposed Canadian U.S. Dollar Offshore Rate Loan, or the Canadian Lender shall have determined that the Canadian U.S. Dollar Offshore Rate to be applicable for any requested Interest Period with respect to a proposed Canadian U.S.


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Dollar Offshore Rate Loan does not adequately and fairly reflect the cost to the
Canadian Lender of funding such Loan, the Canadian Lender will forthwith give notice of such determination to the Canadian Borrowers and the Agent.
Thereafter, the obligation of the Canadian Lender to make or maintain Canadian U.S. Dollar Offshore Rate Loans, for the account of the Canadian Borrowers hereunder shall be suspended until the Canadian Lender revokes such notice in writing. Upon receipt of such notice, any Canadian Borrower may revoke any Notice of Canadian Borrowing or Notice of Conversion/Continuation then submitted by it. If any Canadian Borrower does not revoke any such notice, the Canadian Lender shall make, convert or continue the Loans, as proposed by such Canadian Borrower, in the amount specified in the applicable notice submitted by such Canadian Borrower, but such Loans shall be made, converted or continued as Canadian U.S. Dollar Base Rate Loans.

      7.6  Reserves on Offshore Rate Loans.

            (a) The applicable Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities") and, in respect of any Offshore Canadian Loans, Canadian U.S. Dollar Offshore Rate Loans, Australian Loans or Offshore Currency Loans, under any applicable regulations of the Bank of Canada or other relevant Governmental Authority in Canada (in the case of Offshore Canadian Loans or Canadian U.S. Dollar Offshore Rate Loans) or Australia (in the case of Australian Loans) or the country in which the Offshore Currency of such Offshore Currency Loan circulates (in the case of Offshore Currency Loans) or of the European Central Bank (in the case of an Offshore Currency Loan in Euros), additional costs (excluding any costs in which such Lender receives compensation pursuant to subsection 7.6(b)) on the unpaid principal amount of each Offshore Canadian Loan, Canadian U.S. Dollar Offshore Rate Loan, Australian Loan and Offshore Currency Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the applicable Borrower shall have received at least 15 days' prior written notice (with a copy to the Agent) of the amount of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

            (b) Concurrently with each payment of interest on any Offshore Currency Loan, the applicable Borrower shall pay to each Lender the additional costs referred to in Schedule 7.6 so long as such Lender shall be required to comply with the then existing


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requirements of the Bank of England and/or the U.K. Financial Services
Authority.

      7.7 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article VII shall deliver to the applicable Borrower (with a copy to the Agent) a certificate (a) setting forth in reasonable detail the circumstances giving rise to such claim and a computation of the amount payable to such Lender hereunder in respect thereof and (b) certifying that such Lender is making similar claims based on such circumstances to similarly-situated borrowers from such Lender. Any such certificate shall be conclusive and binding on such Borrower in the absence of manifest error.

      7.8 Substitution of Lenders. Upon the receipt by any Borrower or the Agent from any Lender (an "Affected Lender") of a claim for compensation under Section
7.1 or 7.3 or a notice of the type described in subsection 2.5(b), 2.5(c), 7.2(a) or 7.2(b), the applicable Borrower may: (i) request the Affected Lender to use its best efforts to obtain a replacement bank or financial institution reasonably satisfactory to the Borrowers to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitments (a "Replacement Lender"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitments (it being within the discretion of any such other Lenders whether or not to agree to such request); or (iii) designate a Replacement Lender. Any such designation of a Replacement Lender under clause (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

      7.9 Right of Lenders to Fund through Branches and Affiliates. Each Lender may, if it so elects, fulfill its commitment as to any Loan hereunder by designating a branch or Affiliate of such Lender to make such Loan; provided that (a) such Lender shall remain solely responsible for the performances of its obligations hereunder and (b) no such designation shall result in any increased costs to the applicable Borrower.

      7.10 Survival. The agreements and obligations of the Borrowers in this
Article VII shall survive the payment of all other Obligations.

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

      8.1 Conditions to Effective Date. This Agreement shall become effective on the initial date by which the following


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conditions shall have been met: (i) the Effective Date shall occur on or before
August 1, 1999; (ii) the Adwest Closing Date or the Excel Closing Date shall occur concurrently with the Effective Date, and (iii) the Agent shall have received on or before the Effective Date all of the following duly executed, in form and substance satisfactory to the Agent and each Lender, and (except with respect to any Notes) in sufficient copies for the Agent and each Lender:

            (a) Credit Agreement and Notes. This Agreement (and, if applicable, any Notes) executed by each party hereto (and if applicable, thereto).

            (b) Resolutions; Incumbencies.

            (i) Copies of the resolutions of the board of directors (or comparable body) of each then existing Loan Party authorizing the execution, delivery and performance by such Loan Party of the Loan Documents to which such Loan Party is to be a party, certified as of the Effective Date by the Secretary or an Assistant Secretary (or other appropriate representative) of such Loan Party; and

            (ii) A certificate of the Secretary or Assistant Secretary (or other appropriate representative) of each then existing Loan Party certifying as of the Effective Date the names and true signatures of the officers of such Loan Party authorized to execute, deliver and perform the Loan Documents to which such Loan Party is to be a party.

            (c) Organization Documents; Good Standing. Each of the following documents:

            (i) the articles or certificate of incorporation or association, the memorandum and articles of association and, if applicable, the bylaws (or other comparable constitutive documents)of each then existing Loan Party as in effect on the Effective Date, certified by the Secretary or Assistant Secretary (or other appropriate representative) of such then existing Loan Party as of the Effective Date; and

            (ii) in the case of the Dura German Borrower and Moblan, a recent excerpt from the Commercial Registry in which such entity is registered; and in the case of the Canadian Borrowers, a Certificate of Status from the Ministry of Consumer and Commercial Relations of Ontario; and in the case of the other then existing Loan Parties, evidence of organizational good standing or existence, as applicable; and

            (iii) certified copies of any necessary approvals of Governmental Authorities and third parties for the


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      transactions contemplated hereby (other than (A) any such approvals which will be required, or set forth, in the Adwest Offer Documents, as conditions to the Adwest Offer, (B) in respect of the Excel Acquisition, and (C) other approvals the failure to obtain which could not reasonably be expected to have a Material Adverse Effect).

            (d) Guaranties. The Guaranties and Reaffirmations of Guaranties of the then existing Loan Parties listed in Part I of Schedule 8.1(d).

            (e) Collateral Documents. The Security Agreements, the Charges and Memoranda of Deposit, the Debentures, the Pledge Agreements, the Mortgages and Reaffirmations of Collateral Documents of the then existing Loan Parties listed in Part I of Schedule 8.1(e) together with satisfactory evidence that the Agent has been granted on behalf of the Lender Parties a perfected, first priority Lien in all Collateral (subject to Permitted Liens, Section 10.14 and Section 14.22).

            (f) Certificate. A certificate signed by a Responsible Officer of DASI and Dura, dated as of the Effective Date, stating that:

            (i) the representations and warranties contained in Article IX are true and correct on and as of such date, as though made on and as of such date;

            (ii) no Event of Default or Unmatured Event of Default exists; and

            (iii) no event or circumstance has occurred since December 31, 1997 that has resulted or could reasonably be expected to result in (A) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of DASI and its Subsidiaries taken as a whole; or (B) a material impairment of the ability of the Loan Parties to perform under any applicable Loan Document.

            (g) Legal Opinions. An opinion of Kirkland & Ellis, U.S. counsel to then existing Loan Parties, substantially in the form of Exhibit G-1; an opinion of Andersen Legal, Australian counsel to the then existing Loan Parties, substantially in the form of Exhibit G-2; an opinion of Davies, Ward & Beck, Canadian counsel to the then existing Loan Parties, substantially in the form of Exhibit G-3; an opinion of Andersen Freihalter, German counsel to the then existing Loan Parties, substantially in the form of Exhibit G-4; an opinion of Nauta Dutilh, Netherlands counsel to the then existing Loan Parties, substantially in the form of Exhibit G-5; and an opinion of Slaughter and May, English


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

counsel to the then existing Loan Parties, substantially in the form of Exhibit G-6.

            (h) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Lender may reasonably request.

            (i) Corporate Structure. A description of the pro forma corporate capital and ownership structure of DASI, the Borrowers and their respective Subsidiaries (after giving effect to the Adwest Acquisition and the Excel Acquisition), which is reasonably satisfactory to the Agent in form and substance.

      8.2 Conditions to Adwest Acquisition Loans and Refinancing Credit Extensions.

            The obligations of each Lender to make any Adwest Acquisition Loan or Refinancing Credit Extension are subject to the conditions that:

            (a) the Effective Date shall have occurred or be occurring concurrently with the making of such Adwest Acquisition Loan or Refinancing Credit Extension;

            (b) subject to the New UK Borrower's obligations under Note 2 to Rule 13 of the U.K. City Code, no condition of the Adwest Offer shall have been waived in whole or in part without the prior written consent of the Lenders (such consent not to be unreasonably withheld or delayed), as confirmed to the Lenders in writing by a Responsible Officer of the New UK Borrower;

            (c) the Adwest Offer shall have been declared unconditional as to acceptances in respect of at least 75% of all the Adwest Ordinary Shares and shall have become or been declared unconditional in all respects;

            (d) the Adwest Offer Price shall not exceed (pound)1.50 per Adwest Ordinary Share;

            (e) it shall not be unlawful for any Lender to make or fund, or to have any commitments hereunder to make or fund, any such Adwest Acquisition Loan;

            (f) none of the events referred to in Section 12.1(f) or (g) shall have occurred and be continuing in relation to DASI, Dura, the New UK Borrower, Adwest any other member of the Adwest Group save, in the case of any member of the Adwest Group, in circumstances where the New UK Borrower, in compliance with its obligations under Note 2 to Rule 13 of the U.K. City Code, is not permitted to withdraw the Adwest Offer;


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

            (g) each Lender shall have received copies of the Adwest Announcement and the Adwest Offer Document and any amendments or supplements thereto, in each case, certified to be true and complete by Responsible Officer of the New UK Borrower;

            (h) each Lender shall have received, in form and substance satisfactory to it and its counsel, all of the documents listed in Schedule 8.2;

            (i) the Agent shall have received evidence of payment by DASI of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Adwest Closing Date, together with Attorney Costs of the Agent to the extent invoiced prior to or on the Adwest Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between DASI and the Agent), including any such costs, fees and expenses arising under or referenced in Section 2.11 or 14.4; and

            (j) the drawdown date for any Adwest Acquisition Loan shall fall on or before the Adwest Acquisition Commitment Termination Date.

      8.3 Conditions to Credit Extensions on Excel Closing Date. The obligation of each Lender to make the Loans to Dura on the Excel Closing Date to fund the Excel Acquisition is subject to the conditions that: (i) the Effective Date shall have occurred or be occurring concurrently with the Excel Closing Date;
(ii) DASI shall have submitted evidence reasonably satisfactory to the Agent that the Excel Acquisition has been (or concurrently with the Loans to Dura on the Excel Closing Date will be) consummated in accordance with the Excel Acquisition Documents and in compliance with all applicable laws, regulatory approvals and existing contractual restrictions, with the exchange of substantially all the ordinary shares of Excel for Class A Common Shares of DASI and cash in an aggregate purchase price not in excess of U.S.$500,000,000 (including repayment of Excel Debt to be Repaid); (iii) there shall not exist any order, decree, judgment, ruling or injunction which restrains the consummation of the Excel Acquisition in the manner contemplated by the Excel Acquisition Documents; (iv) DASI shall have submitted evidence reasonably satisfactory to the Agent that all Excel Debt to be Repaid specified on Schedule 8.3A to be repaid on the Excel Closing Date has been (or concurrently with the Loans to Dura on the Excel Closing Date will be) paid in full and that all Liens securing such Excel Debt to be Repaid have been terminated;(v) the Excel Closing Date shall occur on or before August 1, 1999; and (vi) the Agent shall have received on or before the Excel Closing Date all of the following (to the extent not previously provided on the Effective Date) duly executed, in form


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and substance satisfactory to the Agent and each Lender, and in sufficient copies for the Agent and each Lender:

            (a) Resolutions; Incumbencies.

                  (i) Copies of the resolutions of the board of directors (or comparable body) of each Excel Loan Party authorizing the execution, delivery and performance by such Excel Loan Party of the Loan Documents to which such Excel Loan Party is to be a party, certified as of the Excel Closing Date by the Secretary or an Assistant Secretary of such Excel Loan Party; and

                  (ii) A certificate of the Secretary or Assistant Secretary of each Excel Loan Party certifying as of the Excel Closing Date the names and true signatures of the officers of such Excel Loan Party authorized to execute, deliver and perform the Loan Documents to which such Excel Loan Party is to be a party.

            (b) Organization Documents; Good Standing. Each of the following documents:

            (i) the articles or certificate of incorporation or association and, if applicable, the bylaws (or other comparable constitutive documents)of each Excel Loan Party as in effect on the Excel Closing Date, certified by the Secretary or Assistant Secretary of such Excel Loan Party as of the Excel Closing Date; and

            (ii) in the case of each Excel Loan Party, evidence of organizational good standing or existence, as applicable.

            (c) Guaranties. The Guaranties of the Excel Loan Parties listed in
Part III of Schedule 8.1(d).

            (d) Collateral Documents. The Security Agreements, the Pledge Agreements and the Mortgages of the Excel Loan Parties listed in Part III of
Schedule 8.1(e), together with satisfactory evidence that the Agent has been granted on behalf of the Lender Parties a perfected, first priority Lien in all Collateral (subject to Permitted Liens, Section 10.14 and Section 14.22).

            (e) Excel Acquisition Documents. A certificate of a Responsible Officer certifying as of the Excel Closing Date true and complete copies of the Excel Acquisition Documents.

            (f) Payment of Fees. Evidence of payment by DASI of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Excel Closing Date, together with Attorney Costs of the Agent to the extent invoiced prior to or on the Excel


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

Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between DASI and the Agent), including any such costs, fees and expenses arising under or referenced in
Section 2.11 or 14.4.

            (g) Certificate. A certificate signed by a Responsible Officer of DASI and Dura, dated as of the Excel Closing Date, stating that:

            (i) the representations and warranties contained in Article IX are true and correct on and as of such date, as though made on and as of such date;

            (ii) no Event of Default or Unmatured Event of Default exists or would result from the Loans to Dura on the Excel Closing Date; and

            (iii) no event or circumstance has occurred since December 31, 1997 that has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (h) Legal Opinions. An opinion of Kirkland & Ellis, U.S. counsel to Loan Parties, substantially in the form of Exhibit G-1; and an opinion of Andersen Freihalter, German counsel to the Loan Parties, substantially in the form of Exhibit G-4.

            (i) Environmental Reports. Environmental reports with respect to certain real property owned or leased by Excel and the Excel Subsidiaries, in form and substance reasonably satisfactory to the Agent.

            (j) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Lender may reasonably request.

      8.4 Conditions to All Non-Adwest Acquisition Credit Extensions. The obligation of each Lender to make any Non-Adwest Acquisition Credit Extension (including the initial Non-Adwest Acquisition Credit Extension) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

            (a) Notice, Application. The Agent (and, if applicable, the Australian Lender or the Canadian Lender) shall have received a Notice of Group Borrowing (in the case of a Group Borrowing),a Notice of Australian Borrowing (in the case of an Australian Borrowing), or a Notice of Canadian Borrowing (in the case of a Canadian Borrowing) or the Agent and the Swing Line Lender shall


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have received a Request for Swing Line Loan or the Issuing Lender and the Agent
shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2 (in the case of any Issuance of a Letter of Credit).

            (b) Continuation of Representations and Warranties. The representations and warranties in Article IX shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

            (c) No Existing Default. No Event of Default or Unmatured Event of Default shall exist or will result from such Credit Extension.

Each Notice of Group Borrowing, Notice of Australian Borrowing, Notice of Canadian Borrowing, L/C Application, L/C Amendment Application, and Request for Swing Line Loan submitted by a Borrower hereunder shall constitute a representation and warranty by such Borrower hereunder, as of the date of such notice or request and as of the relevant Borrowing Date or Issuance Date, as applicable, that the applicable conditions in this Section 8.4 are satisfied.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

      DASI, Dura and the New UK Borrower jointly and severally represent and warrant to the Agent and each Lender (and each other Borrower represents and warrants to the Agent and each Lender to itself) that:

      9.1 Corporate Existence and Power. Each Loan Party and each of its
Subsidiaries:

            (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

            (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business as presently conducted and (ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

            (c) is duly qualified and is licensed and in good standing under the laws of each jurisdiction where its ownership,


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

lease or operation of property or the conduct of its business requires such qualification or license; and

            (d) is in compliance with all Requirements of Law;

except, in each case referred to in clauses (b)(i), (c) and (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

      9.2 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate action, and do not and will not:

            (a) contravene the terms of such Loan Party's Organization
Documents;

            (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which DASI or any Subsidiary is a party or any material order, injunction, writ or decree of any Governmental Authority to which DASI or any Subsidiary or any property thereof is subject; or

            (c) violate any material Requirement of Law.

      9.3 Governmental Authorization. No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of any Loan Document to which such Loan Party is a party.

      9.4 Binding Effect. Each of this Agreement and each other Loan Document to which any Loan Party is a party constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      9.5 Litigation. Except as may exist with respect to matters specifically disclosed in Schedule 9.5, there are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Loan Parties, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against DASI or any Subsidiary or any of their respective properties which:


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

            (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

            (b) as to which there exists a reasonable likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect.

      No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

      9.6 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurring of any Obligations by any Borrower. As of the Effective Date, neither DASI nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all other such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Effective Date, create an Event of Default under subsection 12.1(e).

      9.7 ERISA Compliance.

            (a) During the twelve consecutive month period prior to the date of the initial Credit Extension to the Borrowers and prior to the date of any other Credit Extension hereunder, no formal steps have been taken to terminate any material Pension Plan other than in a standard termination under Section 4041(b) of ERISA, and no contribution failure has occurred with respect to any material Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any material Pension Plan which (i) could result in the incurrence by a Borrower or any Subsidiary of any material liability, fine or penalty, other than the liability to make contributions when due in the ordinary course and to pay premiums to the PBGC or any similar applicable foreign entity or individuals or
(ii) could result in the incurrence by an ERISA Affiliate (other than such Borrower and its Subsidiaries) of any material liability, fine or penalty other than conditions, events or transactions which could not reasonably be expected to result in the incurrence by such Borrower or any Subsidiary of any material liability.

            (b) Except for liabilities arising under the terms and conditions, as in effect on the date of the initial Credit Extensions to the Borrowers, with respect to each Borrower and its Subsidiaries, of the Plans disclosed in
Schedule 9.7, no Borrower nor any Subsidiary has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan or similar applicable foreign plan, other than (i) liability for continuation coverage described in Part 6 of Title I of ERISA or (ii) a modification of, or addition to, the retiree benefit obligations disclosed at Schedule 9.7 which when taken together with any other addition or modification since the initial Credit Extensions to the Borrowers, with respect to each Borrower and its Subsidiaries, does not materially increase such Borrower's and its Subsidiaries annual cost of providing such benefits.

            (c) All statistics provided to the Agent or any Lender relating to the funded status of the Pension Plans or to post-retirement benefit expenses and liabilities are based on actuarial assumptions that are reasonable individually and in the aggregate.

      9.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 10.12 and
Section 11.7. Neither DASI nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

      9.9 Title to Properties. DASI and its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Effective Date, the property of DASI and its Subsidiaries is subject to no Liens, other than Permitted Liens. To secure the Obligations, the Agent has a perfected, first priority security interest in all Collateral (other than Excluded Property), subject to Permitted Liens, Section 10.14 and Section 14.22.

      9.10 Taxes. DASI and its Subsidiaries have filed all material tax returns and reports required to be filed, and have paid all material taxes, assessments, fees and other governmental charges (other than immaterial amounts thereof) levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against DASI or any Subsidiary that would, if made, have a Material Adverse Effect.

      9.11 Financial Condition.

            (a) The audited consolidated financial statements of DASI and its Subsidiaries dated December 31, 1997:


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                  (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein; and

                  (ii) fairly present in all material respects the financial condition of DASI and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby.

            (b) Since December 31, 1997, there has been no Material Adverse Effect.

            (c) To the best of DASI's knowledge, the audited consolidated financial statements of Adwest and its Subsidiaries dated June 30, 1998:

                  (i) were prepared in accordance with U.K. generally accepted accounting principles consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein; and

                  (ii) fairly present in all material respects the financial condition of Adwest and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby.

            (d) To the best of DASI's knowledge, during the period from June 30, 1998 to the Effective Date, there has been no material adverse change in, or material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of Adwest and its Subsidiaries taken as a whole (it being understood that the making of the Adwest Acquisition by DASI and its Subsidiaries does not constitute such an effect on Adwest).

            (e) To the best of DASI's knowledge, the audited consolidated financial statements of Excel and its Subsidiaries dated December 27, 1997:

            (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein; and

            (ii) fairly present in all material respects the financial condition of Excel and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby.

            (f) To the best of DASI's knowledge, during the period from September 30, 1998 to the Effective Date, there has been no material adverse change in, or material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of Excel and its Subsidiaries taken as a whole (it being


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understood that the making of the Excel Acquisition by DASI and its Subsidiaries does not constitute such an effect on Excel).

      9.12 Environmental Matters. Except as disclosed in Schedule 9.12 each Loan Party and all of its respective properties and facilities have complied with all applicable Environmental Laws except in any such case where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      9.13 Regulated Entities. None of DASI, any Person controlling DASI or any Subsidiary is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal, state or foreign statute or regulation limiting its ability to incur Indebtedness.

      9.14 No Burdensome Restrictions. Neither DASI nor any Subsidiary is subject to any restriction in any Organization Document or any Requirement of Law which could reasonably be expected to have a Material Adverse Effect.

      9.15 Copyrights, Patents, Trademarks and Licenses, etc. DASI or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without any conflict with the rights of any other Person which could, individually or in the aggregate with all other such conflicts, reasonably be expected to have a Material Adverse Effect. To the best knowledge of DASI and its Subsidiaries, no slogan or other advertising device, product, process, method, substance, part or other material now employed by DASI or any Subsidiary infringes upon any rights held by any other Person, which infringement could, individually or in the aggregate with all other such conflicts, reasonably be expected to have a Material Adverse Effect.

      9.16 Subsidiaries. As of the Effective Date, DASI has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 9.16 and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 9.16. As of the Excel Closing Date, Excel has no Subsidiaries other than those specifically disclosed in part
(c) of Schedule 9.16 to and has no equity investments in any other corporation or entity other than those specifically disclosed in part (d) of Schedule 9.16. As of the Adwest Closing Date, Adwest has no Subsidiaries other than those specifically disclosed in part (e) of Schedule 9.16 to and has no equity investments in any other


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corporation or entity other than those specifically disclosed in part (f) of
Schedule 9.16.

      9.17 Insurance. The properties of DASI and each of its Subsidiaries are insured or reinsured with financially sound and reputable insurance companies not Affiliates of DASI, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where DASI or such Subsidiary operates.

      9.18 Accuracy of Information. To the best knowledge of each Loan Party, all factual information heretofore or contemporaneously furnished by or on behalf of a Loan Party in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Schedules hereto) is, and all other such factual information hereafter furnished in connection with this Agreement or any other Loan Document by or on behalf of any Loan Party to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and each Lender, and such information, to the best knowledge of each Loan Party, is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. All projections prepared by or on behalf of any Loan Party contained in any documents or materials furnished to the Agent or any Lender have been prepared in good faith and represent such Loan Party's best estimates as of the date of preparation of reasonably expected future performance, but actual results may differ and such differences may be material.

      9.19 Adwest Acquisition.

            (a) The Adwest Announcement and the Adwest Offer Document delivered to the Lenders pursuant to Section 8.2(g) constitute the Adwest Acquisition Documents as in effect on the Effective Date.

            (b) To the best of DASI's and its Affiliates' knowledge, the Adwest Acquisition complies in all material respects with all applicable legal and regulatory requirements (including the provisions of the U.K. Companies Act 1985, the U.K. City Code and the rules and regulations of the London Stock Exchange), and all necessary governmental, regulatory, shareholder and other consents and approvals required for the consummation of the Adwest Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect, except to the extent that failure to obtain such consents and approvals will not have a Material Adverse Effect or materially adversely affect the value of Adwest.


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            (c) To the best of DASI's and its Affiliates' knowledge, the execution and delivery by the New UK Borrower of the Adwest Acquisition Documents, and the consummation by the New UK Borrower of the Adwest Acquisition, will not violate any statute or regulation of the United States, Canada or of any state, province or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body, or result in a breach of, or constitute a default under, any material agreement or indenture, or any order or decree, affecting DASI or any of its Subsidiaries (including any entity which will be a Subsidiary after giving effect to the Adwest Acquisition), except to the extent such violations, breaches and defaults will not have a Material Adverse Effect or materially adversely affect the value of Adwest.

      9.20 Excel Acquisition.

            (a) The Excel Acquisition Documents delivered to the Lenders pursuant to Section 8.3(e) constitute the only agreements effecting the Excel Acquisition in effect on the Excel Closing Date.

            (b) To the best of DASI's and its Affiliates' knowledge, the Excel Acquisition complies in all material respects with all applicable legal requirements, and all necessary governmental, regulatory, shareholder and other consents and approvals required for the consummation of the Excel Acquisition have been, or prior to the consummation thereof will be, duly obtained and in full force and effect, except to the extent that failure to obtain such consents and approvals will not have a Material Adverse Effect or materially adversely affect the value of Excel.

            (c) To the best of DASI's and its Affiliates' knowledge, the execution and delivery by DASI and its Affiliates of the Excel Acquisition Documents, and the consummation by DASI and its Subsidiaries of the Excel Acquisition, will not violate any statute or regulation of the United States, Canada or of any state, province or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body, or result in a breach of, or constitute a default under, any material agreement or indenture, or any order or decree, affecting DASI or any of its Subsidiaries (including any entity which will be a Subsidiary after giving effect to the Excel Acquisition), except to the extent such violations, breaches and defaults will not have a Material Adverse Effect or materially adversely affect the value of Excel.

      9.21 Year 2000. DASI and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is the risk that computer applications used by DASI and its Subsidiaries may be unable to recognize and perform properly date-sensitive


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functions involving certain dates prior to and any date after December 31,
1999). Based on such review and program, DASI reasonably believes that the "Year 2000 Problem" could not reasonably be expected to have a Material Adverse Effect.

                                    ARTICLE X

                              AFFIRMATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

      10.1 Financial Statements. DASI shall deliver to the Agent and each Lender, in form and detail reasonably satisfactory to each Agent and the Required Lenders, with sufficient copies for each Lender:

            (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated and unaudited consolidating balance sheet of DASI and its Subsidiaries as at the end of such year and the related audited consolidated and unaudited consolidating statements of income, shareholders' equity and cash flows for such year, setting forth in each case in comparative form to the extent required by GAAP the figures for the previous fiscal year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm selected by DASI ("Independent Auditor"), which opinion (as to the consolidated financial statements) (i) shall state that such financial statements present fairly in all material respects the financial position of DASI and its Subsidiaries for the periods indicated in conformity with GAAP and (ii) shall not be qualified and shall not be limited because of a restricted or limited examination by the Independent Auditor of any material portion of DASI's or any Subsidiary's records and shall be delivered to the Agent;

            (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated and consolidating statements of financial position of DASI and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting in all material respects, in accordance with GAAP (subject to good-faith year-end adjustments and the absence of footnotes), the financial position and the results of operations of DASI and the Subsidiaries;


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            (c) so long as Trident Subordinated Debt is outstanding, as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of Trident and its Subsidiaries as at the end of such year and the related consolidated statements of income, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year to the extent required by GAAP, and accompanied by the opinion of the Independent Auditor, which opinion (i) shall state that such consolidated financial statements present fairly in all material respects the consolidated financial position of Trident and its Subsidiaries for the periods indicated in conformity with GAAP and (ii) shall not be qualified and shall not be limited because of a restricted or limited examination by the Independent Auditor of any material portion of Trident's or any Subsidiary's records and shall be delivered to the Agent; and

            (d) so long as Trident Subordinated Debt is outstanding, as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated statements of financial position of Trident and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting in all material respects, in accordance with GAAP (subject to good-faith year-end adjustments and the absence of footnotes), the financial position and the results of operations of Trident and the Trident Subsidiaries.

      10.2 Certificates; Other Information. DASI shall furnish to each Agent and each Lender:

            (a) concurrently with the delivery of the financial statements referred to in subsection 10.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default or Unmatured Event of Default, except as specified in such certificate (it being understood that such certificate may be limited to accounting matters and disclaim responsibility for legal interpretations);

            (b) concurrently with the delivery of the financial statements referred to in subsections 10.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

            (c) promptly, copies of all financial statements and reports that DASI sends to its shareholders, and copies of all financial statements and regular, periodical or special reports


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(including Forms 20-F and 6-K) that DASI or any Subsidiary may make to, or file with, the SEC;

            (d) promptly when available and in any event within ninety (90) Business Days after the last day of each fiscal year of DASI, a budget for the next succeeding fiscal year, which budget shall be prepared on a fiscal quarter by fiscal quarter basis for the next succeeding fiscal year in a manner and form permitting easy comparison to financial statements delivered pursuant to Section 10.1(a), and shall contain a projected, consolidated balance sheet and statement of cash flow and consolidated and consolidating statement of earnings of DASI and its Subsidiaries for such succeeding fiscal year, prepared in reasonable detail by a Responsible Officer of DASI;

            (e) promptly, such additional information regarding the business, financial or corporate affairs of DASI or any Subsidiary as the Agent or any Lender may from time to time request.

      10.3 Notices. Promptly upon a Responsible Officer learning thereof, DASI shall notify the Agent and each Lender:

            (a) of the occurrence of any Event of Default or Unmatured Event of Default;

            (b) of any of the following matters that has resulted or could reasonably be expected to result in a Material Adverse Effect: (i) any breach or non-performance of, or any default under, a Contractual Obligation of DASI or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between DASI or any Subsidiary and any Governmental Authority; or
(iii) the commencement of, or any material development in, any litigation or proceeding affecting DASI or any Subsidiary, including pursuant to any applicable Environmental Laws;

            (c) of the occurrence of any of the following events if such event has resulted or could reasonably be expected to result in any liability to DASI or any ERISA Affiliate which is material to DASI and its Subsidiaries taken as a whole or in a Lien under Section 302(f) of ERISA (but in no event more than ten days after such event), and deliver to each Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to DASI or any ERISA Affiliate with respect to such event:

                  (i) an ERISA Event;

                  (ii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by DASI or any ERISA Affiliate; or


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

                  (iii) the adoption of any amendment to a Plan subject to
      Section 412 of the Code.

      Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action DASI or any affected Subsidiary proposes to take with respect thereto. Each notice under subsection 10.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

      10.4 Preservation of Corporate Existence, Etc. DASI shall, and shall cause each Subsidiary to:

            (a) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of organization;

            (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by Section 11.3 and sales of assets permitted by
Section 11.2;

            (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

            (d) preserve or renew all of its registered patents, registered trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

      10.5 Maintenance of Property. DASI shall, and shall cause each Subsidiary to, maintain and preserve all its material property which is used or useful in its business in accordance with the standard of care typical in the industry in the operation and maintenance of its facilities.

      10.6 Insurance. DASI shall, and shall cause each Subsidiary to, maintain, with financially sound and reputable independent insurers, insurance or reinsurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

      10.7 Payment of Obligations. DASI shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable all of its obligations and liabilities, including:


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            (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; and

            (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property;

unless, in each case, the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by DASI or such Subsidiary with respect thereto.

      10.8 Compliance with Laws. DASI shall, and shall cause each Subsidiary to, comply in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including in respect of pension plans and the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist or such noncompliance which in the aggregate could not be reasonably expected to result in a Material Adverse Effect.

      10.9 Compliance with ERISA. DASI shall, and shall cause each of its ERISA Affiliates to: (a) maintain each material Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each material Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any material Plan subject to Section 412 of the Code.

      10.10 Inspection of Property and Books and Records. DASI shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct entries in order to permit the preparation of DASI's consolidated financial statements in conformity with GAAP shall be made of all financial transactions and matters involving the assets and business of DASI and such Subsidiary. DASI shall, and shall cause each Subsidiary to, permit representatives and independent contractors of any Agent or any Lender to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to DASI; provided, however, when an Event of Default exists the Agent or any Lender may do any of the foregoing at any time during normal business hours and without advance notice.


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      10.11 Environmental Laws. DASI shall, and shall cause each Subsidiary to, conduct its operations in material compliance with all Environmental Laws, except for such noncompliance which in the aggregate could not be reasonably expected to result in a Material Adverse Effect.

      10.12 Use of Proceeds. DASI and its Subsidiaries shall use the proceeds of the Loans to fund the Adwest Acquisition, the Excel Acquisition and other Acquisitions permitted under Section 11.4 to refinance Debt to be Repaid, to provide working capital for DASI and its Subsidiaries and for other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

      10.13 Further Assurances. DASI shall, and shall cause each applicable Subsidiary to, take such actions as are reasonably necessary, or as the Agent, or any Lender may reasonably request from time to time, to ensure that (a) the Obligations are unconditionally guaranteed by each Guarantor, and (b) the Obligations are secured by first priority perfected Liens in favor of the Agent, for the benefit of the Agent and the Lenders, on all Collateral, subject only to Permitted Liens.

      10.14 Security.

            (a) Each Borrower hereby agrees that it will, and will cause each Material Subsidiary to, take promptly such actions, to the extent permitted by applicable law, as the Agent or the Required Lenders may from time to time reasonably request to establish and maintain first-priority, perfected security interests in and Liens on all of their real and personal property as collateral (subject to other Permitted Liens) pursuant to the applicable Collateral Documents and to execute and deliver to the Agent a Guaranty, in each case reasonably satisfactory to the Agent and the Required Lenders to secure and support the Obligations (except to the extent otherwise expressly provided herein or in any Collateral Document), including reaffirmations and, if appropriate, amendments of Guaranties and Collateral Documents previously provided under the Existing Credit Agreement; provided that the Guaranties and the Collateral of Trident and any Trident Subsidiary shall support and secure only Trident Obligations; and provided, further, that the granting of such Guaranty and/or Collateral by any such Subsidiary does not create any material increased income tax liability on the part of DASI and its Subsidiaries; and provided, further, that the New UK Borrower and its U.K. Subsidiaries shall not be required to effect such actions required under this Section 10.14(a) earlier than required under Section 10.17; and provided, further, that the granting of such Guaranty and/or Collateral by any other non-U.S. Subsidiary shall not be required prior to a request therefor to DASI from the Agent or the Required Lenders; upon such request such Guaranty and/or Collateral shall be granted as soon as practicable but in any event within 60


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

days of such request unless such grant would violate a material obligation of the grantor to a non-Affiliate under Indebtedness permitted under Section 11.5.

            (b) Each Borrower agrees to cause each Person that becomes a Material Subsidiary on or after the initial Closing Date (subject, in the case of the Adwest Group, to Section 10.17) to promptly execute and deliver to the Agent a Guaranty, and grant to the Agent, for the benefit of the Agent and the Lenders, such security interests and Liens as are required under Section 10.14(a). To the extent a Material Subsidiary is required to provide a Guaranty or Collateral under this Section 10.14, each Borrower further agrees that it will, or will cause the applicable Subsidiary owning each Person that becomes a Material Subsidiary after the initial Closing Date to, pledge pursuant to a Pledge Agreement or to charge pursuant to a Charge and Memorandum of Deposit or other appropriate Collateral Document reasonably satisfactory to the Agent and the Lenders executed by a Borrower or such applicable Subsidiary, as the case may be, 100% of the shares of capital stock or other ownership interests of such Person (65% of such shares of such Person if such Person is a corporate Subsidiary which is not incorporated in the United States) owned by such Borrower or such applicable Subsidiary, as the case may be.

      10.15 Interest Rate Protection. On or before March 31, 2000, DASI shall cause the interest rate on not less than 33% of the aggregate Dollar Equivalent principal amount of the then-outstanding Indebtedness for borrowed money of DASI and its Subsidiaries (including the Obligations) to be fixed for a period of three years from March 31, 2000, either through the issuance of fixed rate Indebtedness or by obtaining interest rate protection having terms and with counterparties reasonably satisfactory to the Agent.

      10.16 Undertakings Relating to the Conduct of the Adwest Offer. The New UK Borrower hereby covenants and undertakes with the Agent and the Lenders that it shall:

            (a) not make extensions to the Adwest Offer nor make any material variation, revision, amendment or supplement to the terms and conditions of the Adwest Offer or the Adwest Offer Document without the Required Lenders' prior written consent (not to be unreasonably withheld or delayed);

            (b) not, subject to the New UK Borrower's obligations under Note 2 to Rule 13 of the U.K. City Code, without the prior written consent of the Required Lenders (which shall not be unreasonably withheld or delayed where all the conditions of the Adwest Offer Document follow those stated in the Adwest Announcement) declare the Adwest Offer unconditional in all respects;


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

            (c) not take any steps which would give rise to an obligation on the New UK Borrower to make a mandatory bid for Adwest under Rule 9 of the U.K. City Code;

            (d) ensure that, prior to publication, all publicity material, press releases and announcements intended to be published in relation to the Adwest Offer or the Adwest Offer Document by or on behalf of the New UK Borrower shall insofar as it refers to the Required Lenders or the financing of the Adwest Offer or any of the conditions of the Adwest Offer Document be approved by the Required Lenders in writing (such consent not to be unreasonably withheld or delayed), provided that the Required Lenders shall not withhold their consent to the making of any announcement required to be made to comply with the U.K. City Code or the rules and regulations of the London Stock Exchange;

            (e) at all times conduct the Adwest Offer in accordance with all applicable laws and regulations (including the provisions of the U.K. Companies Act 1985, the U.K. City Code and the rules and regulations of the London Stock Exchange);

            (f) procure that its financial advisers keep the Agent and the Lenders informed as to material developments relating to the Adwest Offer;

            (g) make full written disclosure to the Agent and the Lenders, immediately upon becoming aware thereof, of all information coming to the attention of the New UK Borrower or DASI or any Subsidiary of the New UK Borrower or DASI (i) which is material to the Adwest Offer; or (ii) which is material to the decision whether to waive any term and condition of the Adwest Offer Document which will not be satisfied or will be required to be waived, on or before the Adwest Success Date; and

            (h) not, without the prior written consent of the Required Lenders, extend the period for acceptance of the Adwest Offer beyond a period of four months from the date of the posting of the Adwest Offer Document to shareholders of Adwest (or such longer period as may be expressly agreed in writing between the New UK Borrower and the Lenders) except where the Adwest Offer has gone unconditional in all respects prior to that date or where a notice under Section 429 of the U.K. Companies Act 1985 has been served by the New UK Borrower prior to that date.

      10.17 Undertakings Relating to the Conduct of Adwest and its Subsidiaries after the Adwest Success Date. The New UK Borrower hereby covenants and undertakes with the Agent and the Lenders that it shall procure:

            (a) that Adwest shall be re-registered as a private company as soon as practicable under Section 53 of the U.K.


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Companies Act 1985 but in any event by no later than 14 weeks after the Adwest
Success Date and, as soon as practicable, take all steps as are necessary for it to request that Adwest shall be de-listed by the London Stock Exchange (including sending a circular to shareholders of Adwest if required to do so);

            (b) as soon as practicable within the provisions of Part XIIIA of the U.K. Companies Act 1985, serve a notice under Section 429 of the U.K. Companies Act 1985 or, if it has failed to acquire the requisite number of shares within the requisite period applicable under Sections 428 to 430 of such Act or if such notice is set aside by the court or if the service of a notice under Section 429 is not practicable within the time limits set out therein, the New UK Borrower shall forthwith discuss with the Lenders whether or not to propose a compromise or arrangement between Adwest and its shareholders under
Section 425 of the U.K. Companies Act 1985 or make such other proposal for acquiring the Adwest Shares not then held by the New UK Borrower as the New UK Borrower shall determine with the agreement of the Required Lenders (such agreement and approval not to be unreasonably withheld);

            (c) that no member of the Adwest Group shall alter its accounting reference period (other than to conform it to DASI's accounting reference period) without first notifying the Agent and the Lenders (in which event the Required Lenders may require such change in financial covenants contained in this Agreement as will fairly reflect the change notified to it);

            (d) as soon as possible and in any event by no later than 14 weeks after the Adwest Success Date that it and its U.K. Subsidiaries will use all reasonable endeavors to implement and consummate the provisions and procedures contained in Sections 155- 158 of the U.K. Companies Act 1985 for the purposes of enabling it and its U.K. Subsidiaries to grant the security interests and give the guarantees contemplated by this Agreement;

            (e) that it and its U.K. Subsidiaries shall use all reasonable endeavors to deliver to the Agent and the Lenders evidence satisfactory to the Agent, the Required Lenders and their counsel (including auditor's net asset letters addressed to the Agent and the Lenders) that each of such companies has complied with the provisions and procedures required by Sections 155-158 of the U.K. Companies Act 1985; and

            (f) that on the date on which the provisions and procedures contained in Sections 155-158 of the U.K. Companies Act 1985 have been consummated by it and each of its U.K. Subsidiaries (the "S. 155 Date"), (i) each of such Subsidiaries execute and deliver a Guaranty dated the S. 155 Date and (ii) each of it and its U.K. Subsidiaries execute and deliver a Charge and Memorandum of Deposit to which it is required to be a party together with the


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share certificates evidencing the shares referred to in such documents and duly executed blank stock transfer forms and a Debenture, and (iii) it and its U.K. Subsidiaries deliver, in form and substance satisfactory to the Agent, the Required Lenders and their counsel, the items referred to in Schedule 10.17.

      10.18 Change of Control Effecting Indebtedness of Adwest. If, following the change of control of Adwest arising as a result of the Adwest Offer becoming or being declared wholly unconditional in all respects, any existing lender to Adwest or any member of the Adwest Group exercises or is capable of exercising its right to require repayment of any Indebtedness or its right to terminate any facility or to require additional security or other similar rights, the New UK Borrower shall, and shall procure that Adwest and/or any member of the Adwest Group shall, notify the Agent and the Lenders stating the details of the Indebtedness or facility including the provisions giving rise to such a right and any existing security in respect of such Indebtedness or facility (together with a copy of the relevant loan or facility agreement and security documentation) and unless the Required Lenders gives their prior written consent, the New UK Borrower, Adwest or any member of the Adwest Group shall:

            (a) commence negotiations with the relevant lender for the continuation of such borrowing or facility; and

            (b) keep the Agent and the Lenders fully informed of the progress of such negotiations;

it being understood that, notwithstanding the foregoing provisions of this
Section 10.18 and subject to Section 8.2, the New UK Borrower may apply proceeds of Adwest Acquisition Loans in repayment of such Indebtedness at its discretion.

                                   ARTICLE XI

                               NEGATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

      11.1 Limitation on Liens. DASI shall not, and shall not permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to


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any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

            (a) any Lien existing on property of (i) DASI or any Subsidiary (including Trident) on the Effective Date, and set forth in Schedule 11.1 securing Indebtedness outstanding on such date or a refinancing of such Indebtedness, (ii) any Excel Subsidiary on the Excel Closing Date and set forth in Schedule 11.1 securing Indebtedness outstanding on such date or a refinancing of such Indebtedness, or (iii) any member of the Adwest Group on the Adwest Closing Date and set forth in Schedule 11.1 securing Indebtedness outstanding on such date or a refinancing of such Indebtedness;

            (b) any Lien created under any Loan Document (which Liens may also secure Other Qualified Secured Agreements in an aggregate principal Dollar Equivalent amount for all such agreements not in excess of U.S. $50,000,000);

            (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

            (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

            (f) Liens on the property of DASI or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds, and (iii) other non-delinquent obligations of a like nature;

            (g) Liens consisting of judgment or judicial attachment liens (including prejudgment attachment), provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for DASI and its Subsidiaries do not exceed a Dollar Equivalent amount of U.S.$20,000,000;

            (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, individually or in the aggregate, do not materially


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interfere with the ordinary conduct of the businesses of DASI and its
Subsidiaries;

            (i) purchase money security interests on any property acquired or held by DASI or any Subsidiary securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property or any refinancing of such Indebtedness; provided that (i) any such Lien attaches to such property concurrently with or within 90 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests, together with all Indebtedness arising under capital leases permitted solely by subsection (j) below, shall not at any time exceed a Dollar Equivalent amount of U.S.$40,000,000;

            (j) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that the aggregate amount of all Indebtedness arising under capital leases permitted solely by this subsection
(j), plus the aggregate amount of all Indebtedness secured by purchase money security interests permitted solely by subsection (i) above, shall not at any time exceed a Dollar Equivalent amount of U.S.$40,000,000;

            (k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by DASI or any Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by DASI or any Subsidiary to provide collateral to the depository institution;

            (l) Liens existing on any asset prior to the date of acquisition thereof by any Subsidiary and not created in contemplation of such acquisition;

            (m) Liens existing on any asset of any Person at the time such Person becomes a Subsidiary or is merged or consolidated with or into a Subsidiary and, in each case, not created in contemplation of such event; and

            (n) Liens (excluding Liens on inventory and accounts receivable) not otherwise permitted hereunder securing obligations not at any time exceeding in the aggregate a Dollar Equivalent amount of U.S.$10,000,000.


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      11.2 Disposition of Assets. DASI shall not, and shall not permit any
Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including (i) accounts and notes receivable, with or without recourse, and (ii) the stock of any Subsidiary (except as permitted by Section 11.3), but excluding marketable securities) or enter into any agreement to do any of the foregoing, except:

            (a) dispositions of inventory and of used, obsolete, worn-out or surplus assets, equipment, and the licensing of technology or intellectual property rights, all in the ordinary course of business;

            (b) the sale of assets to the extent that such assets are exchanged for credit against the purchase price of productive assets, or the proceeds of such sale are reasonably promptly applied to the purchase price of productive assets;

            (c) sales and dispositions by a Loan Party or a Subsidiary to another Loan Party or Subsidiary for fair market value;

            (d) sales and dispositions described in clause (ii) of the definition of "Excepted Asset Sales" in Section 1.1; and

            (e) dispositions of property (other than any disposition primarily of accounts and notes receivable) not otherwise permitted hereunder which are made for fair market value; provided that at the time of any such disposition,
(i) no Event of Default or Unmatured Event of Default shall exist or shall result therefrom, and (ii) the aggregate value of all property so disposed of by DASI and its Subsidiaries after the Effective Date shall not exceed 10% of consolidated total assets of DASI and its Subsidiaries after giving effect to such proposed disposition.

      11.3 Consolidations and Mergers. DASI shall not, and shall not permit any Subsidiary to, merge, amalgamate, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

            (a) any Non-Trident Subsidiary (or, if the Trident Subordinated Debt has been repaid in full, any Subsidiary) may merge with DASI (provided that DASI shall be the surviving corporation) or with any one or more Non-Trident Subsidiaries (or, if the Trident Subordinated Debt has been repaid in full, with any one or more Subsidiaries) (provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the surviving corporation);


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            (b) any Trident Subsidiary may merge with Trident(provided that
Trident shall be the surviving corporation) or with any one or more Trident Subsidiaries (provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the surviving corporation);

            (c) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to Dura or another Wholly-Owned Subsidiary;

            (d) any merger, amalgamation or consolidation in connection with a disposition permitted by Section 11.2 or an Acquisition permitted by Section 11.4; and

            (e) Excel may merge into Dura as contemplated under the Excel Acquisition Documents.

      11.4 Loans and Investments. DASI shall not, and shall not permit any Subsidiary to, purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest, or obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, guarantee, extension of credit or capital contribution to or any other investment in, any Person (including any Affiliate of DASI) (any of the foregoing, an "Investment"), except for:

            (a) investments in Cash Equivalent Investments;

            (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

            (c) Investments by DASI or any Non-Trident Subsidiary in Dura or in any Wholly-Owned Non-Trident Subsidiary;

            (d) Investments by Trident or any Trident Subsidiary in Trident or in any Wholly-Owned Trident Subsidiary;

            (e) if the Trident Subordinated Debt is no longer outstanding, Investments by DASI or any Subsidiary in Dura or in any Wholly-Owned Subsidiary;

            (f) Investments by Dura or any Subsidiary in tooling so long as the amount by which such Investments exceed the amount of the contractual obligations to reimburse Dura or such Subsidiary for such tooling is not greater than U.S.$20,000,000 at any time;

            (g) Investments in Joint Ventures not resulting in an Acquisition and minority interests; provided that the aggregate


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

amount of any such Investment, plus the aggregate value of all such Investments (excluding Investments which constitute part of the Trident Acquisition) made by DASI or any Subsidiary after the date hereof or outstanding as of the date of such Investment, shall not exceed 10% of the consolidated net worth of DASI; provided that if any Interim Term Loan remains outstanding, the aggregate Dollar Equivalent amount of all such Investments under this clause (g) and the following clause (h) shall not exceed U.S.$100,000,000;

            (h) Investments made in order to consummate Acquisitions; provided that (i) no Event of Default or Unmatured Event of Default exists or will result therefrom (including any such event under Section 11.15), (ii) the board of directors or equivalent governing body of the acquiree or the parent of the acquiree shall have given its written consent to or approval of such Acquisition, and (iii) if any Interim Term Loan remains outstanding, the aggregate Dollar Equivalent amount of all such Investments under the foregoing clause (g) and this clause (h) shall not exceed U.S.$100,000,000;

            (i) pledges or deposits required in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security legislation;

            (j) the Adwest Acquisition, the Excel Acquisition and Investments existing on the Effective Date or, in the case of the Adwest Group, on the Adwest Closing Date, or in the case of the Excel Subsidiaries, on the Excel Closing Date, and in each case listed on Schedule 11.4(j);

            (k) purchases of Trident Subordinated Debt so long as no Event of Default or Unmatured Event of Default exists or will result therefrom;

            (l) purchases of stock of DASI permitted under Section 11.14; and

            (m) other advances, loans, guarantees or extensions of credit (excluding advances, loans, guarantees or extensions of credit of the types described in subsection 11.4(g)) in the ordinary course of business by DASI or any Subsidiary not at any time exceeding in the aggregate a Dollar Equivalent amount of 5% of the consolidated net worth of DASI.

      11.5 Limitation on Indebtedness. DASI shall not, and shall not permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

            (a) Indebtedness incurred pursuant to this Agreement;


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

            (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 11.8;

            (c) Indebtedness existing on the Effective Date which is Adwest Debt to be Repaid or Excel Debt to be Repaid or is set forth in Schedule 11.5;

            (d) Indebtedness of Subsidiaries incurred in connection with capital leases or purchase money security interests to the extent permitted by subsections 11.1(i) or (j);

            (e) unsecured Indebtedness of Subsidiaries to DASI and, to the extent the credit extension creating such Indebtedness is permitted by subsection 11.4(c), (d) or (e), of any Subsidiary to any other Subsidiary;

            (f) Subordinated Indebtedness; provided that the proceeds of any such Indebtedness are applied in accordance with Section 2.8;

            (g) Indebtedness of Trident owing to Dura, the proceeds of which are used to purchase Trident Subordinated Debt to the extent permitted under subsection 11.4(k);

            (h) Trident Subordinated Debt;

            (i) other Indebtedness of any Subsidiary which is not provided by DASI or any other Subsidiary; provided that (i) the outstanding principal amount of all Indebtedness permitted solely by this subsection (i) shall not at any time exceed a Dollar Equivalent amount of U.S.$50,000,000 or, with respect to any one Subsidiary, U.S.$20,000,000; and

            (j) Trust Preferred Stock Debentures.

      11.6 Transactions with Affiliates. DASI shall not, and shall not permit any Subsidiary to, enter into any transaction with any Affiliate of DASI (other than DASI or a Subsidiary), except upon fair and reasonable terms no less favorable to DASI or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of DASI or such Subsidiary.

      11.7 Use of Proceeds. DASI shall not, and shall not permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of DASI or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.


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

      11.8 Contingent Obligations. DASI shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

            (a) endorsements for collection or deposit in the ordinary course of business;

            (b) Swap Contracts entered into in the ordinary course of business as bona fide hedging transactions (including any Swap Contract entered into pursuant to Section 10.15);

            (c) Contingent Obligations of (i) DASI and its Subsidiaries (including Trident) existing as of the Effective Date, (ii) the Adwest Group existing as of the Adwest Closing Date, and (iii) the Excel Subsidiaries existing as of the Excel Closing Date, and (in each case of clauses (i), (ii) and (iii)) listed in Schedule 11.8;

            (d) Contingent Obligations arising under (i) Surety Instruments arising in the ordinary course of business of DASI or the applicable Subsidiary or (ii) any guaranty of the performance of contractual obligations (other than obligations to pay money unless permitted under Section 11.4(m)) of other Persons so long as such guaranty arises in connection with a project in which DASI or the applicable Subsidiary is otherwise involved in the ordinary course of business;

            (e) Guaranty Obligations of DASI or any Non-Trident Subsidiary in respect of the obligations of Dura or any Wholly-Owned Non-Trident Subsidiary;

            (f) Guaranty Obligations of Trident or any Trident Subsidiary in respect of the obligations of Trident or any Wholly-Owned Trident Subsidiary;

            (g) if the Trident Subordinated Debt is no longer outstanding, Guaranty Obligations of DASI or any Subsidiary in respect of the obligations of Dura or any Wholly-Owned Subsidiary;

            (h) Guaranty Obligations in respect of the Indebtedness or other liabilities of Joint Ventures or Persons in which DASI or any Subsidiary has a minority interest, provided that the aggregate amount of all Guaranty Obligations permitted solely by this subsection (h) which are incurred after the date hereof and which are permitted solely by subsection 11.4(g), shall not exceed U.S.$15,000,000;

            (i) the Guaranties; and

            (j) customary indemnification obligations incurred in connection with Acquisitions or asset dispositions permitted hereunder.


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      11.9 Restrictions on Subsidiaries. DASI shall not permit any Subsidiary to enter into any agreement or instrument (except the Trident Subordinated Debt Indenture) which by its terms restricts the ability of such Subsidiary (i) to declare or pay dividends or make similar distributions, (ii) to repay principal of, or pay any interest on, any indebtedness owed to Dura or any other Subsidiary, (iii) to make payments of royalties, licensing fees and similar amounts to Dura or any other Subsidiary or (iv) to make loans or advances to Dura or any other Subsidiary.

      11.10 Fixed Charge Coverage Ratio. DASI shall not permit, as of the last day of the following fiscal quarters, the ratio of (a) the sum of Consolidated Net Income before Interest Expense (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures), income tax expense, amortization expense and operating lease expense (excluding any non-cash extraordinary charges) for the Computation Period ending on such day, to (b) the sum of Interest Expense (including, to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures) and operating lease expense of DASI and its Subsidiaries for such Computation Period, to be less than the following ratios:

            Fiscal Quarter Ending         Ratio

            Any fiscal quarter ending
            prior to the 30
            month anniversary of the
            Effective Date                1.75:1

            Any fiscal quarter ending
            on or after the 30
            month anniversary of the
            Effective Date and prior
            to the 42 month
            anniversary of the
            Effective Date                2.25:1

            Any fiscal quarter ending
            thereafter                    2.50:1

      11.11 Net Worth. DASI shall not permit the sum of its consolidated stockholders equity (including the Trust Preferred Stock or, if issued, the Trust Preferred Stock Debentures of DASI) as of the last day of any fiscal quarter to be less than the sum of (i) U.S. $263,958,000 plus (ii) 50% of cumulative positive Consolidated Net Income for each fiscal quarter ending after December 31, 1998 to such day plus (iii) 75% of the Net Cash Proceeds of equity securities of DASI issued on or after December 31, 1998 plus (iv) 90% of the amount of equity issued by DASI in connection with the Excel Acquisition.


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      11.12 Senior Leverage Ratio. DASI shall not permit the Senior Leverage
Ratio as of the last day of any fiscal quarter to exceed (i) 4.50:1 prior to the earlier of (A) repayment in full of the Interim Term Loans and (B) the 18 month anniversary of the Effective Date, (ii) 4.00:1 on and after the earlier of (A) repayment in full of the Interim Term Loans and (B) the 18 month anniversary of the Effective Date and prior to the 30 month anniversary of the Effective Date, and (iii) 3.50:1 on and after the 30 month anniversary of the Effective Date.

      11.13 Total Debt to EBITDA Ratio. DASI shall not permit the Total Debt to EBITDA Ratio as of the last day of any fiscal quarter to exceed 4.75:1 prior to the 30 month anniversary of the Effective Date or 4.25:1 on or after such anniversary.

      11.14 Restricted Payments. DASI and Dura shall not (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, (ii) purchase, redeem or otherwise acquire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any shares of DASI's or Dura's capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or (iii) make, or permit any Subsidiary to make, any payment of principal of or interest on, or acquire, redeem or otherwise retire, or make any other distribution in respect of, any of the Trust Preferred Stock Debentures or the Trust Preferred Securities or Subordinated Indebtedness, except that:

            (a) DASI and Dura may declare and make dividend payments or other distributions payable solely in its common stock, and the Trust Preferred Stock Trust may make a distribution of DASI's common stock pursuant to the terms of the Trust Preferred Securities or the Trust Preferred Stock Debentures;

            (b) DASI and Dura may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock not otherwise required to be applied to a prepayment of Term Loans under Section 2.8;

            (c) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, Dura may make dividends to DASI so that DASI may make scheduled (as of the date of this Agreement) payments on and required under the Trust Preferred Stock Debentures and permit the Trust Preferred Stock Trust to make corresponding distributions on the Trust Preferred Securities;

            (d) Dura may make dividends to DASI so that DASI may purchase or otherwise acquire shares of its common stock in


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

connection with its employee stock purchase or bonus plans in the ordinary course of business and in a manner consistent with its past practice;

            (e) so long as such payment is not blocked under the subordination provisions of the Trident Subordinated Debt Indenture and no Event of Default and Unmatured Event of Default exists or would result therefrom, Trident and the Trident Subsidiaries may make payments on the Trident Subordinated Debt;

            (f) Dura may (i) pay dividends to or on behalf of DASI under a tax sharing arrangement reasonably acceptable to the Agent and disclosed to the Lenders so long as such tax sharing arrangement is based on the method prescribed in Treas. Reg. ss. 1.1502-33(d)(2)(ii) and on the method prescribed in Treas. Reg. ss. 1.1552-1(a)(2) (and using 100% as the percentage described in Treas. Reg. ss. 1.1502-33(d)(2)(ii) (b)), (ii) pay dividends to or on behalf of DASI in the amount of DASI's franchise taxes and audit fees incurred in the ordinary course of DASI's business, (iii) pay to DASI amounts necessary to pay ordinary operating expenses incurred by DASI and (iv) pay dividends to or on behalf of DASI to repurchase the capital stock of DASI owned by members of management whose employment has been terminated so long as the aggregate amount of such repurchases in any Fiscal Year does not exceed $1,000,000 and no Event of Default then exists or would be caused thereby;

            (g) so long as such payment is not blocked under the subordination provisions of the agreement governing any Subordinated Indebtedness and no Event of Default and Unmatured Event of Default exists or would result therefrom, DASI or Dura may make (i) any interest payment on such Subordinated Indebtedness and
(ii) any other payment on such Subordinated Indebtedness from proceeds of equity issued by DASI and not required to be applied otherwise under this Agreement; and

            (h) DASI may (i) purchase shares of the capital stock of DASI, and
(ii) declare or pay cash dividends to shareholders of DASI, in an aggregate amount (in the case of both clauses (i) and (ii)) equal to 25% of net income of DASI and its Subsidiaries arising after December 31, 1998 and computed on a cumulative consolidated basis, provided that immediately after giving effect to any such proposed action, no Unmatured Event of Default or Event of Default would exist and the Total Debt to EBITDA Ratio (computed on a pro forma basis as if such action had been taken as of the end of the most recently ended fiscal quarter) would be less than or equal to 4.25 to 1.

      11.15 ERISA. DASI shall not, and shall not permit any of its ERISA Affiliates to, engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.


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

      11.16 Change in Business. DASI shall not, and shall not permit any Subsidiary to, engage in any business activity, except those currently conducted by DASI and the Subsidiaries (including Trident and the Trident Subsidiaries), the Adwest Group and the Excel Subsidiaries on the Effective Date and such other activities that are reasonably related thereto or extensions thereof.

      11.17 Accounting Changes. DASI shall not make any significant change in accounting principles or reporting practices, except as required by GAAP, or change its fiscal year.

      11.18 Amendments to Other Documents. DASI shall not permit any material amendment, waiver, consent, supplement or other modification with respect to any Trident Acquisition Document, the Trident Subordinated Debt Indenture or any Excel Acquisition Document without the prior written consent of the Required Lenders (which shall not be unreasonably withheld).

      11.19 Trust Preferred Stock Transaction. DASI shall not permit any amendment to or modification of the Trust Preferred Stock Debentures, the Trust Preferred Securities or the Trust Preferred Stock Indenture, which is adverse to the interests of the Lenders.

                                   ARTICLE XII

                                EVENTS OF DEFAULT

      12.1 Event of Default. Any of the following shall constitute an "Event of Default":

            (a) Non-Payment. Any Loan Party fails to pay, (i) when and as required to be paid herein, any principal of any Loan or of any L/C Obligation or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document.

            (b) Representation or Warranty. Any representation or warranty by any Loan Party made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by any Loan Party, any Subsidiary or any Responsible Officer furnished at any time under this Agreement or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

            (c) Specific Defaults. Any Loan Party fails to perform or observe any term, covenant or agreement contained in Section 10.3(a), 10.16, 10.17 or
10.18 or in Article XI, and (except in the case of any failure under Section 10.3(a), 10.16, 10.17 or 10.18)


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such failure shall continue unremedied for a period of 10 Business Days after the earlier of (i) the date upon which a Responsible Officer knew of such failure or (ii) the date upon which written notice thereof is given to DASI by any Agent or any Lender.

            (d) Other Defaults. Any Loan Party fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew of such failure or
(ii) the date upon which written notice thereof is given to Dura by any Agent or any Lender.

            (e) Cross-Default. (i) Any Loan Party or any Subsidiary fails to make any payment in respect of any Indebtedness (other than Indebtedness of any Subsidiary to any other Subsidiary) or Contingent Obligation having an aggregate principal Dollar Equivalent amount of more than U.S.$20,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (ii) any Loan Party or any Subsidiary fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness or Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded, provided that the aggregate amount of all such Indebtedness or Contingent Obligations so affected and cash collateral so required shall be in a Dollar Equivalent amount of U.S.$20,000,000 or more, and provided, further, that this subsection 12.1(e) shall not apply to Indebtedness of Adwest or its Subsidiaries described in Section 10.18.

            (f) Insolvency; Voluntary Proceedings. Any Loan Party or any Material Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due;
(ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

            (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against Loan Party or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process is issued, enforced or levied against a substantial part of any Loan Party's or any


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Material Subsidiary's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; (ii) any Loan Party or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Loan Party or any Material Subsidiary acquiesces in the appointment of a receiver, receiver and manager, administrative receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business.

            (h) ERISA. Any of the following events shall occur with respect to any Pension Plan

                  (i) the institution of any steps by a Borrower, any ERISA Affiliate or any other Person to terminate or withdraw from a Pension Plan or similar foreign plan if, as a result of such termination or withdrawal, a Borrower or any of its Subsidiaries would be required to make a contribution to such Pension Plan, or would be liable to such Pension Plan or similar foreign plan, in excess of U.S.$3,000,000; or

                  (ii) a contribution failure occurs with respect to any Pension Plan or similar foreign plan sufficient to give rise to a Lien under Section 302(f) of ERISA, or any other Lien, and such failure continues for a period of 30 days (provided, that such contribution failure shall immediately constitute an Event of Default as soon as such Lien arises).

            (i) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against any Loan Party or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of a Dollar Equivalent amount of U.S.$20,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof.

            (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against DASI or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.


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            (k) Guaranties; Collateral Documents. Any Guaranty or Collateral
Document ceases to be in full force and effect (other than in accordance with its terms or as permitted hereunder) or any Loan Party repudiates, or attempts to repudiate, any of its obligations under any Guaranty or Collateral Document which are material, or the grant of a Lien under any Collateral Document ceases to be a first, perfected Lien on any of the collateral thereunder (subject only to Permitted Liens), or any Loan Party fails to comply with or to perform any material obligation or agreement under any Guaranty or Collateral Document within ten days after request by the Agent or any Lender.

            (l) Change in Control. Any Change in Control occurs.

      12.2 Remedies. If any Event of Default occurs, the Agent shall, at the request, or may, with the consent, of the Required Lenders,

            (a) declare the Commitments, the obligation of the Australian Lender to make Australian Loans, the obligation of the Canadian Lender to make Canadian Loans, the obligation of the Issuing Lender to Issue Letters of Credit and the obligation of the Swing Line Lender to make Swing Line Loans (other than the obligations to make Refinancing Credit Extensions on the Adwest Closing Date and to make Adwest Acquisition Loans) to be terminated, whereupon such commitments and obligations shall be terminated;

            (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document (other than, prior to the Adwest Acquisition Commitment Expiry Date, the Adwest Acquisition Loans) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and

            (c) exercise on behalf of the Agent and the Lenders all rights and remedies available to the Agent and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 12.1, the obligation of each Lender to make Loans and any obligation of the Issuing Lender to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest


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and other amounts as aforesaid shall automatically become due and payable without further act of any Agent, the Issuing Lender or any other Lender. Notwithstanding the foregoing, the obligation of each Lender to make any Adwest Acquisition Loan in accordance with Sections 2.1 and 8.2 shall only terminate, and the principal amount of the Adwest Acquisition Loans shall only become due and payable, prior to the Adwest Acquisition Commitment Termination Date upon the occurrence of the events referred to in Section 8.2(f).

      12.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

      12.4 Adwest Acquisition Loans. Notwithstanding anything to the contrary contained in this Agreement, subject only to Sections 8.1 and 8.2, during the period prior to the Adwest Acquisition Commitment Termination Date, no Lender shall be entitled to exercise any right which would allow it not to make any Adwest Acquisition Loan to Dura and the New UK Borrower in accordance with
Section 2.1 of this Agreement.

                                  ARTICLE XIII

                                    THE AGENT

      13.1 Appointment and Authorization. (a) Each Lender hereby irrevocably (subject to Section 13.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.


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            (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Lenders to act for the Issuing Lender with respect thereto; provided, however, that the Issuing Lender shall have all of the benefits and immunities (i) provided to the Agent in this Article XIII with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article XIII, included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

            (c) The Swing Line Lender shall have all of the benefits and immunities (i) provided to the Agent in this Article XIII with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Agent", as used in this Article XIII, included the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Lender.

      13.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

      13.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by DASI or any Subsidiary or Affiliate of DASI, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of DASI or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or


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conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of DASI or any of DASI's Subsidiaries or Affiliates.

      13.4 Reliance by Agent.

            (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to DASI), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

            (b) For purposes of determining compliance with the conditions specified in Article VIII, each Lender that has executed this Agreement and funded its initial Loans on any Closing Date shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender in respect of such Closing Date.

      13.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If the Agent receives such a notice, the Agent will notify the Lenders of its receipt thereof. The Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Article XII; provided, however, that unless and until the Agent has received any such request, the Agent may (but


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shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

      13.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereafter taken, including any review of the affairs of DASI and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of DASI and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

      13.7 Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata (determined on the same basis used in determining Required Lenders), from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of the Indemnified Liabilities to the extent resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share (determined on the same basis used in determining Required Lenders) of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement


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(whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertakings in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

      13.8 Agent in Individual Capacity. Bank of America and its Affiliates (including BA Australia Limited and BACAN) may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with DASI and its Subsidiaries and Affiliates as though, in the case of Bank of America, Bank of America were not the Agent, the Swing Line Lender and the Issuing Lender, BA Australia Limited were not the Australian Lender and BACAN were not the Canadian Lender, in each case without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding DASI or its Affiliates (including information that may be subject to confidentiality obligations in favor of DASI or such Subsidiary) and acknowledge that Bank of America and its Affiliates shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America (and any of its respective Affiliates which may become a Lender) shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, the Issuing Lender or the Swing Line Lender, BA Australia Limited were not the Australian Lender and BACAN were not the Canadian Lender.

      13.9 Successor Agent. The Agent may, and at the request of the Required Lenders shall, resign as the Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent, which successor agent shall, so long as no Event of Default exists, be subject to the approval of DASI (which approval shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and DASI, a successor Agent, as applicable, from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the applicable retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XIII and Sections 14.4 and
14.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement. If


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no successor agent has accepted appointment as the Agent by the date which is 30 days following a retiring Agent's notice of resignation, such retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.
Notwithstanding the foregoing, however, Bank of America may not be removed as the Agent at the request of the Required Lenders unless Bank of America or any Affiliate of Bank of America (including BA Australia Limited and BACAN) shall also simultaneously be replaced as "Australian Lender", "Canadian Lender" and as "Issuing Lender" and as "Swing Line Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to Bank of America and, if applicable, such Affiliates.

      13.10 Withholding Tax.

            (a) If any Lender, other than the Australian Lender and the Canadian Lender, claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 pursuant to subsection 7.1(f) and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of any Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of such Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid, and such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (b) If any Lender, other than the Australian Lender and the Canadian Lender, claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent pursuant to subsection 7.1(f) sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of any Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection 7.1(f) are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.


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      13.11 Collateral Matters.

            (a) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Collateral granted pursuant to the Loan Documents.

            (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which a Loan Party owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; (vi) constituting property subject to a capital lease or purchase money security interest permitted under subsection 11.1(i) or (j); or (vii) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in Section 14.1(e). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 13.11(b).

            (c) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Borrowers or any other Loan Party) that any Borrower's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Borrower or any of its Subsidiaries other than the real property described in the Mortgages.

      13.12 Co-Agents. No Lender identified on Schedule 14.2 as a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified as a "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


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                                   ARTICLE XIV

                                  MISCELLANEOUS

      14.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the applicable Loan Parties and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and acknowledged by the Agent, do any of the following:

            (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 12.2);

            (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document (it being understood and agreed, however, that (i) any modification of the application of prepayments required pursuant to Section 2.8 (or any other similar provision of any Loan Document) shall only require the vote of the Required Lenders and the vote in each Facility affected by such modification of the holders of more than 50% of the Term Loans in such Facility, and (ii) a vote to rescind any acceleration made pursuant to Section 12.2 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

            (c) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (vi) below) any fees or other amounts payable hereunder or under any other Loan Document;

            (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

            (e) release any Collateral or the Guaranties of any Guarantors with, in the case of any such Collateral or Guarantors, as the case may be, an aggregate fair market value in excess of U.S.$10,000,000 in any one transaction or series of related


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transactions (other than with respect to releases of collateral in connection with dispositions permitted pursuant to Section 11.2 for which no consent is required), or permit any disposition of assets having a value in excess of the amount of asset dispositions permitted pursuant to Section 11.2 in any one transaction or series of related transactions; or

            (f) amend this Section, or Section 2.15, or any provision herein providing for consent or other action by all Lenders;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Issuing Lender under this Agreement or any L/C-Related Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement, or any other Loan Documents, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (iv) no amendment, waiver or consent shall, unless in writing and signed by the Australian Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Australian Lender under this Agreement or any other Loan Document, (v) no amendment, waiver or consent shall, unless in writing and signed by the Canadian Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Canadian Lender under this Agreement or any other Loan Document, and (vi) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

      14.2 Notices.

            (a) All notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by any Borrower to the Agent by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 14.2) and mailed, faxed or delivered to the applicable party at the address or facsimile number specified for notices on Schedule 14.2; or, as directed to any Borrower or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to DASI and the Agent.


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            (b) All such notices, requests and communications shall be effective, (i) if transmitted by overnight delivery or faxed, when delivered or transmitted in legible form by facsimile machine, respectively, (ii) if mailed, upon the third Business Day after the date deposited into the U.S. mail, or
(iii) if delivered, upon delivery; except that notices pursuant to Article II, III, IV, V, VI, VII or XII to the Agent shall not be effective until actually received by the Agent, and notices pursuant to Article VI to the Issuing Lender shall not be effective until actually received by the Issuing Lender.

            (c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the applicable Borrower to give such notice, and the Agent and the Lenders shall not have any liability to such Borrower or any other Person on account of any action taken or not taken by the Agent or any Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent or any Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent or any Lender of a confirmation which is at variance with the terms understood by the Agent or such Lender to be contained in the telephonic or facsimile notice.

            (d) All notices sent to the Australian Lender, the Canadian Lender or the Swing Line Lender also shall be sent simultaneously to the Agent.

      14.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

      14.4 Costs and Expenses. DASI shall:

            (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Arranger, Bank of America (in its capacity as Agent, Issuing Lender and Swing Line Lender), BA Australia Limited (in its capacity as Australian Lender), and BACAN (in its capacity as Canadian Lender) within five Business Days after demand (subject to subsections 8.2(i) and 8.3(f)) for all reasonable costs and expenses incurred by the Arranger, Bank of America (in its capacity as Agent, Issuing Lender and Swing Line Lender), BA Australia Limited (in its capacity as Australian


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Lender) and BACAN (in its capacity as Canadian Lender) in connection with the development, preparation, syndication, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Arrangers, Bank of America (in its capacity as Agent, Issuing Lender and Swing Line Lender), BA Australia Limited (in its capacity as Australian Lender) and BACAN (in its capacity as Canadian Lender) with respect thereto;

            (b) pay or reimburse the Agent, the Arranger and each Lender within five Business Days after demand (subject to subsection 7.5(a)) for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement or preservation of any right or remedy under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

            (c) pay, and save the Agent, the Arranger and each Lender harmless from all liability for, any stamp or other taxes (including financial institutions duly and debits tax on credits and debits to bank and other accounts in Australia) which may be payable in connection with the execution and delivery of this Agreement or any other Loan Document, the borrowings hereunder or any payments made to or from any account in Australia pursuant hereto.

      14.5 Borrower Indemnification.

            (a) Whether or not the transactions contemplated hereby are consummated, DASI and the Dura Borrowers shall indemnify, defend and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, trustees, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs but excluding taxes on the overall net income (including franchise taxes based on net income) of such Indemnified Person) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or


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referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any pending or threatened investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

            (b) Whether or not the transactions contemplated hereby are consummated, the Trident Borrowers shall indemnify, defend and hold the Indemnified Persons harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs but excluding taxes on the overall net income (including franchise taxes based on net income) of such Indemnified Person) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any pending or threatened investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto, but in each case only if and to the extent related to a Trident Borrower or Trident Obligations (all the foregoing, collectively, the "Trident Indemnified Liabilities"); provided that no Trident Borrower shall have any obligation hereunder to any Indemnified Person with respect to Trident Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

      14.6 Payments Set Aside. To the extent that any Borrower makes a payment to the Agent or any Lender, or the Agent or any Lender exercises its right of set-off, and such payment or the


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proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

      14.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

      14.8 Assignments, Participations, etc.

            (a) Any Lender may, with the written consent of DASI and the Agent, which consents of DASI and the Agent shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of DASI shall be required if an Event of Default then exists and is continuing, and no written consent of DASI or the Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender, to a Related Fund of any Lender or to another Lender (so long as such assignment will not result in any increased costs to the Borrowers)) (each an "Assignee") all or any ratable part of all of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum Dollar Equivalent amount of U.S.$5,000,000 (or such lesser amount as may be agreed to by DASI and the Agent in their sole discretion in the case of an assignment to an Affiliate of such Lender), or, if less, the entire amount of all Loans, the Commitments, L/C Obligations and other rights and obligations of such Lender hereunder; provided, however, that (i) the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (y) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit H ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (z) the assignor Lender or Assignee shall have paid


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to the Agent a processing fee in the amount of U.S.$3,500; and (ii) no Lender which is (or is the primary Lender with respect to) an Australian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Australian Lender hereunder in the full amount of the Australian Dura Commitment and (iii) no Lender which is (or is the primary Lender with respect to) a Canadian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Canadian Lender hereunder in the full amount of the Canadian Commitment.

            (b) From and after the date that the Agent notifies the assignor Lender that it has received (and provided its consent and, to the extent required, received the consent of DASI, with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights hereunder have been assigned to it and obligations hereunder have been assumed by it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

            (c) Within five (5) Business Days after the Agent notifies DASI that it has received (and provided its consent and, to the extent required, received the consent of DASI, with respect to)an executed Assignment and Acceptance and payment of the above-referenced processing fee, the applicable Borrowers shall execute and deliver to the Agent new Notes evidencing such Assignee's assigned Loans and Commitments and, if the assignor Lender has retained a portion of its Loans and its Commitments, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such assignor Lender). DASI designates the Agent as its agent for maintaining a book entry record of ownership identifying the Lenders, their respective addresses and the amount of the respective Loans and Notes which they own. The foregoing provisions are intended to comply with the registration requirements in Treasury Regulation
Section 5f.103-1 so that the Loans and Notes are considered to be in "registered form" pursuant to such regulation. The entries in such book entry record shall be conclusive and binding, absent manifest error, regarding ownership of the Loans and Notes.


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            (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of DASI (a "Participant") participating interests in any Loan, the Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers, the Issuing Lender, the Swing Line Lender and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 14.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 7.1, 7.3, 7.4, 7.6 and 14.5 as though it were also a Lender hereunder (provided that no Borrower shall be obligated to pay any amount under Section 7.1, 7.3, 7.4 or 7.6 to any Participant which is greater than such Borrower would have been required to pay to the originating Lender if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. Each Lender that sells a participation will maintain a book entry record of ownership identifying each of its Participants and the amount of the participation owned by each such Participant. Such book entry record of ownership shall be maintained by the Lender as agent for DASI and the Agent. This provision is intended to comply with the registration requirements in Treasury Regulation Section 5f.103-1 so that the Loans and Notes are considered to be in "registered form" pursuant to such regulation. The entries in such book entry record shall be conclusive and binding, absent manifest error, regarding ownership of such participations.

            (e) Notwithstanding any other provision in this Agreement, (i) any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law and (ii) any Lender that is a fund


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that invests in bank loans may, without the consent of DASI or the Agent, assign or pledge all or any portion of its rights under and interest in this Agreement and any Note held by it to any holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, or to any trustee for, or any other representative of, such holders; provided that any foreclosure or similar action by such holders, trustee or representative shall be subject to the provisions of this Section concerning assignments.

      14.9 Confidentiality. Each Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by DASI or any Subsidiary, or by the Agent on DASI's or any Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than DASI or any Subsidiary, provided that such source is not bound by a confidentiality agreement with DASI or any Subsidiary known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority (including the National Association of Insurance Commissioners) to which the Lender is subject or in connection with an examination of such Lender by any such authority or at the request of any rating agency rating obligations of or interests in such Lender; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; and (G) to its Affiliates; provided, that with respect to disclosures required by clauses (B), (C) or (D) above, Agent and any Lender will give prior notice to the applicable Borrower of any such required disclosure, unless such notice is prohibited by the terms of such required disclosure, as determined by Agent or such Lender. Notwithstanding the foregoing, each Borrower authorizes each Lender to disclose to any bona fide Participant or Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Lender's possession concerning such Borrower or its Subsidiaries which has been delivered to Agent or the Lenders pursuant to this Agreement or which has been delivered to the Agent or the Lenders by such Borrower in connection with the Lenders'


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credit evaluation of such Borrower prior to entering into this Agreement;
provided, that, unless otherwise agreed by such Borrower, such Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of the Lenders hereunder.

      14.10 Set-off. In addition to any right or remedy of the Lenders provided by law, if any amount is due and payable to any Lender hereunder, such Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of such Borrower against such amount, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document. Each Lender agrees promptly to notify the applicable Borrower and the Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

      14.11 Automatic Debits of Fees. With respect to any facility fee, arrangement fee, letter of credit fee or other fee due and payable to the Agent, the Issuing Lender, the Swing Line Lender or the Arranger under the Loan Documents, each Borrower hereby irrevocably authorizes Bank of America, BA Australia Limited and BACAN to debit any deposit account of such Borrower with Bank of America, BA Australia Limited or BACAN in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee. If there are insufficient funds in such deposit accounts to cover the amount of the fee then due, such debits will be reversed (in whole or in part, in Bank of America's, BA Australia Limited's or BACAN's, as applicable, sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

      14.12 Notification of Addresses, Lending Offices, etc. Each Lender shall notify the Agent in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

      14.13 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument.

      14.14 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement


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required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

      14.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

      14.16 Governing Law and Jurisdiction.

            (a) THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT (OR, IN THE CASE OF ANY SUBSIDIARY, BY EXECUTION AND DELIVERY OF ANY L/C-RELATED DOCUMENT), EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

            (c) TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      14.17 Waiver of Jury Trial. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS


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AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR
THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, THE AGENT AND EACH LENDER (AND ANY SUBSIDIARY WHICH IS A JOINT APPLICANT ON ANY LETTER OF CREDIT) AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, ALL OF SUCH PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      14.18 Judgment. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Agent hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

      14.19 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrowers, the Lenders and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.


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      14.20 Amendment and Restatement. The Loan Parties party to the Existing
Credit Agreement and the Loan Documents thereunder, the Lenders and the Agent agree that, effective as of the initial Closing Date, this Agreement amends and restates in its entirety the Existing Credit Agreement and this Agreement shall not be deemed to be a novation of the Obligations (as defined in the Existing Credit Agreement) or any other obligations of any Loan Party under the other Loan Documents (as defined in the Existing Credit Agreement). On the initial Closing Date, the commitments of the Lenders shall be reallocated in accordance with the terms hereof. To facilitate such reallocation, at the initial Closing Date, (i) all loans and letters of credit outstanding under the Existing Credit Agreement shall be deemed to be Loans and Letters of Credit hereunder, (ii) each Lender shall purchase from the other Lenders such portions of outstanding Group Loans and participations under the Existing Credit Agreement of the other Lenders so that each Lender holds such Lender's Pro Rata Share in all outstanding Group Loans and participations under the Existing Credit Agreement,
(iii) the Agent shall apply funds received from such Lenders as their initial Credit Extensions under this Agreement to the purchase of such interests from initial, and (iv) the Borrowers shall select new Interest Periods to apply to all Group Loans hereunder (or, to the extent the Borrowers fail to do so, such Loans shall become Floating Rate Loans).

      14.21 Additional Borrowers. DASI may from time to time request in a writing to the Agent and the Lenders that an additional Subsidiary be added as an additional Dura Borrower or Trident Borrower. If the Agent and the Lenders consent in writing to such Subsidiary becoming an additional Dura Borrower or (if a Trident Subsidiary) an additional Trident Borrower (which consent may be given or withheld in the Agent's and each Lender's discretion, the absence of any response by the Agent or any Lender being deemed a rejection of such request), such Subsidiary may become an additional Dura Borrower or Trident Borrower, as the case may be, by executing and delivering to the Agent a Joinder Agreement and by delivering supporting documentation (including certified organizational documents, authorization, incumbency and opinion(s) of counsel) of the type and substantially in the forms delivered by the existing Borrowers on the Effective Date and all in form and substance satisfactory to the Agent and the Lenders. The Agent and the Lenders hereby consent to the addition of Adwest, Adwest France S.A. and Adwest Heidemann Gruppe GmbH & Co. KG as Borrowers on or within 60 days following the Adwest Closing Date in accordance with this Section (without any requirement that the Lenders execute any Joinder Agreement by which such Subsidiaries become additional Borrowers under the Credit Agreement).

      14.22 Limitation. Notwithstanding any other terms of this Agreement or any other Loan Document, (a) no Loan Party that is organized under the laws of a jurisdiction outside the United

States of America (a "Foreign Loan Party") shall be obligated in respect of any Obligations of any Loan Party that is organized under the laws of a jurisdiction within the United States of America (a "U.S. Loan Party") unless such U.S. Loan Party is an entity which is neither (i) a "United States shareholder" (as defined in Section 951(b) of the Code) of such Foreign Loan Party nor (ii) a corporation, 25% or more of the total combined voting power of which is owned (directly, indirectly or constructively) by one or more United States shareholders of such Foreign Loan Party in the aggregate, and (b) any Foreign Loan Party shall only be obligated in respect of any other Loan Party's Obligations to the fullest extent permitted by the applicable law of the jurisdiction in which such Foreign Loan Party is organized (including financial assistance limitations).

      14.23 Post-Closing Matters. Notwithstanding the provisions of Sections 8.1 and 10.14, the Loan Parties need not complete the actions or deliver the documents described in Part B of Schedule 9.9 until the dates specified therein.

      14.24 Deed. For purposes of the laws of Australia or any of its States or Territories, this Agreement is a deed and the Dura Australian Borrower executes this Agreement as a deed.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


PARENT GUARANTOR:                         DURA AUTOMOTIVE SYSTEMS, INC.


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Vice President


DURA BORROWERS:                           DURA OPERATING CORP.


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Vice President


                                          DURA AUTOMOTIVE SYSTEMS EUROPE GMBH


                                          By:   /s/ David Bovee
                                             -----------------------------------
                                             Name:  David Bovee
                                             Title: Managing Director


                                   SIGNED, SEALED and  )
                                   DELIVERED by        )
                                   David J. Huls, as   )
                                   Attorney for        )
                                   DURA ASIA-PACIFIC   )
                                   PTY LIMITED         )
                                   ACN 004 884 539     )
                                   pursuant to a Power )
                                   of Attorney dated   )
                                   March 19, 1999      )
                                   in the presence of: )

                                   /s/ Carl E. Nelson
                                   -------------------- --------------
                                   Signature of Witness

                                   Carl E. Nelson
                                   -----------------------------------
                                   Name of Witness

                                          DURA AUTOMOTIVE SYSTEMS (CANADA),
                                          LTD.


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Vice President and Assistant
                                                    Secretary


TRIDENT BORROWERS:                        TRIDENT AUTOMOTIVE PLC


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Attorney-in-fact


                                          DURA AUTOMOTIVE SYSTEMS LIMITED


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Attorney-in-fact


                                          SPICEBRIGHT LIMITED


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Attorney-in-fact


                                          DURA AUTOMOTIVE SYSTEMS CABLE
                                          OPERATIONS INC.


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Vice President


                                          MOBLAN INVESTMENTS B.V.


                                          By:   /s/ David Huls
                                             -----------------------------------
                                             Name:  David Huls
                                             Title: Managing Director

                                     DURA AUTOMOTIVE SYSTEMS CABLE
                                     OPERATIONS CANADA, INC.


                                     By:   /s/ David Huls
                                        -----------------------------------
                                        Name:  David Huls
                                        Title: Vice President


NEW UK BORROWER:                     DURA AUTOMOTIVE ACQUISITION LIMITED


                                     By:   /s/ David Huls
                                        -----------------------------------
                                        Name:  David Huls
                                        Title: Attorney-in-fact


                                     BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION,
                                     as Agent


                                     By:   /s/ Christine Cordi
                                        -----------------------------------
                                        Name:  Christine Cordi
                                        Title: Vice President


                                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION, as Issuing Lender, as Swing
                                     Line Lender and as Lender


                                     By:   /s/ Lynn Stetson
                                        -----------------------------------
                                        Name:  Lynn Stetson
                                        Title: Managing Director


                                     BA AUSTRALIA LIMITED, as Australian
                                     Lender


                                     By:   /s/ Lynn Stetson
                                        -----------------------------------
                                        Name:  Lynn Stetson
                                        Title: Attorney-in-fact


                                     BANK OF AMERICA CANADA,
                                     as Canadian Lender


                                     By:   /s/ Lynn Stetson
                                        -----------------------------------
                                        Name:  Lynn Stetson
                                        Title: Attorney-in-fact

BANKS

                                          ABN AMRO BANK N.V.


                                          By:   /s/ John M. Ellenwood
                                             -----------------------------------
                                             Name:  John M. Ellenwood
                                             Title: Group Vice President


                                          By:   /s/ Douglas R. Elliott
                                             -----------------------------------
                                             Name:  Douglas R. Elliott
                                             Title: Group Vice President


                                          BANKBOSTON, N.A.


                                          By:   /s/ Demetric A. Duckett
                                             -----------------------------------
                                             Name:  Demetric A. Duckett
                                             Title: Vice President


                                          THE BANK OF NEW YORK


                                          By:   /s/ Richard A. Raffetto
                                             -----------------------------------
                                             Name:  Richard A. Raffetto
                                             Title: Vice President


                                          THE BANK OF NOVA SCOTIA


                                          By:   /s/ F.C.H. Ashby
                                             -----------------------------------
                                             Name:  F.C.H. Ashby
                                             Title: Manager Loan Operations


                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY


                                          By:   /s/ Paul P. Malecki
                                             -----------------------------------
                                             Name:  Paul P. Malecki
                                             Title: Vice President

                                          BANQUE NATIONALE DE PARIS


                                          By:   /s/ Jo Ellen Bender
                                             -----------------------------------
                                             Name:  Jo Ellen Bender
                                             Title: Senior Vice President


                                          BARCLAYS BANK PLC


                                          By:   /s/ Marlene Wichtelocett
                                             -----------------------------------
                                             Name:  Marlene Wichtelocett
                                             Title: Vice President


                                          BAYERISCHE HYPO-UND
                                          VEREINSBANK AG, NEW YORK
                                          BRANCH


                                          By:   /s/ Hans Dick
                                             -----------------------------------
                                             Name:  Hans Dick
                                             Title: Director


                                          By:   /s/ Steven Simons
                                             -----------------------------------
                                             Name:  Steven Simons
                                             Title: Associate Director


                                          BHF-BANK AKTIENGESELLSCHAFT


                                          By:   /s/ Anthony Heyman
                                             -----------------------------------
                                             Name:  Anthony Heyman
                                             Title: Assistant Vice President


                                          By:   /s/ Peter Leibman
                                             -----------------------------------
                                             Name:  Peter Leibman
                                             Title: A.T.


                                          BW CAPITAL MARKETS, INC.


                                          By:   /s/ Thomas A. Lowe
                                             -----------------------------------
                                             Name:  Thomas A. Lowe
                                             Title: Vice President

                                          THE CHASE MANHATTAN BANK


                                          By:   /s/ Andrew G. Kalning
                                             -----------------------------------
                                             Name:  Andrew G. Kalning
                                             Title: Vice President


                                          COMERICA BANK


                                          By:   /s/ Daryl R. Krause
                                             -----------------------------------
                                             Name:  Daryl R. Krause
                                             Title: Vice President


                                          CREDIT AGRICOLE INDOSUEZ


                                          By:   /s/ Katherine L. Abbott
                                             -----------------------------------
                                             Name:  Katherine L. Abbott
                                             Title: First Vice President


                                          By:   /s/ W. Leroy Startz
                                             -----------------------------------
                                             Name:  W. Leroy Startz
                                             Title: First Vice President


                                             DRESDNER BANK AG NEW YORK AND
                                             GRAND CAYMAN BRANCHES


                                          By:   /s/ John W. Sweeney
                                             -----------------------------------
                                             Name:  John W. Sweeney
                                             Title: Assistant Vice President


                                          By:   /s/ Christopher E. Sarisky
                                             -----------------------------------
                                             Name:  Christopher E. Sarisky
                                             Title: Assistant Vice President


                                          FIRST UNION NATIONAL BANK


                                          By:   /s/ Kent Davis
                                             -----------------------------------
                                             Name:  Kent Davis
                                             Title: Vice President

                                          FLEET NATIONAL BANK


                                          By:   /s/ Jim Janis
                                             -----------------------------------
                                             Name:  Jim Janis
                                             Title: Vice President


                                          IKB DEUTSCHE INDUSTRIEBANK AG,
                                          Luxembourg Branch


                                          By:   /s/ Edwin Brecht
                                             -----------------------------------
                                             Name:  Edwin Brecht
                                             Title: Executive Director


                                          By:   /s/ Manfred Ziwey
                                             -----------------------------------
                                             Name:  Manfred Ziwey
                                             Title: Director


                                          KBC BANK N.V.


                                          By:   /s/ John E. Thierfelder
                                             -----------------------------------
                                             Name:  John E. Thierfelder
                                             Title: Vice President


                                          By:   /s/ Robert Snauffer
                                             -----------------------------------
                                             Name:  Robert Snauffer
                                             Title: First Vice President


                                          KEYBANK NATIONAL ASSOCIATION


                                          By:   /s/ J.T. Taylor
                                             -----------------------------------
                                             Name:  J.T. Taylor
                                             Title: Vice President


                                          MICHIGAN NATIONAL BANK


                                          By:   /s/ Annette M. Gordon
                                             -----------------------------------
                                             Name:  Annette M. Gordon
                                             Title: Relationship Manager

                                          NATIONAL CITY BANK


                                          By:   /s/ Matthew R. Klinger
                                             -----------------------------------
                                             Name:  Matthew R. Klinger
                                             Title: Assistant Vice President


                                          NBD BANK


                                          By:   /s/ Glenn A. Currin
                                             -----------------------------------
                                             Name:  Glenn A. Currin
                                             Title: Vice President


                                          U.S. BANK NATIONAL ASSOCIATION


                                          By:   /s/ Robert A. Rosati
                                             -----------------------------------
                                             Name:  Robert A. Rosati
                                             Title: Assistant Vice President


                                          US TRUST


                                          By:   /s/ Eastman, D.G.
                                             -----------------------------------
                                             Name:  Eastman, D.G.
                                             Title: Vice President


                                          WEBSTER BANK


                                          By:   /s/ Barbara E. Hillmeyer
                                             -----------------------------------
                                             Name:  Barbara E. Hillmeyer
                                             Title: Vice President

FUNDS
                                          ALLSTATE INSURANCE COMPANY


                                          By:   /s/ Jerry D. Zinkula
                                             -----------------------------------
                                             Name:  Jerry D. Zinkula
                                             Title:


                                          By:   /s/ Patricia W. Wilson
                                             -----------------------------------
                                             Name:  Patricia W. Wilson
                                             Title:
                                                    Its Authorized Signatories


                                          ALLSTATE LIFE INSURANCE
                                          COMPANY

                                          By:   /s/ Jerry D. Zinkula
                                             -----------------------------------
                                             Name:  Jerry D. Zinkula
                                             Title:


                                          ALLSTATE LIFE INSURANCE
                                          COMPANY

                                          By:   /s/ Patricia W. Wilson
                                             -----------------------------------
                                             Name:  Patricia W. Wilson
                                             Title:
                                                    Its Authorized Signatories

                                          OSPREY INVESTMENTS PORTFOLIO
                                          By: Citibank, N.A., as Manager


                                          By:   /s/ Hans I. Christensen
                                             -----------------------------------
                                             Name:  Hans I. Christensen
                                             Title: Vice President

                                          CYPRESSTREE INVESTMENT FUND,
                                          LLC
                                          By: Cypress Tree Investment
                                          Management Company, Inc., its
                                          Managing Member


                                          By:   /s/ Timothy M. Barns
                                             -----------------------------------
                                             Name:  Timothy M. Barns
                                             Title: Managing Director


                                          NORTH AMERICAN SENIOR FLOATING
                                          RATE FUND
                                          By: CypressTree Investment
                                          Management Company, Inc., as
                                          Portfolio Manager


                                          By:   /s/ Timothy M. Barns
                                             -----------------------------------
                                             Name:  Timothy M. Barns
                                             Title: Managing Director


                                          CYPRESSTREE INSTITUTIONAL
                                          FUND, LLC
                                          By: CypressTree Investment
                                          Management Company, Inc., its
                                          Managing Member


                                          By:   /s/ Timothy M. Barns
                                             -----------------------------------
                                             Name:  Timothy M. Barns
                                             Title: Managing Director


                                          CYPRESSTREE SENIOR FLOATING
                                          RATE FUND
                                          By: CypressTree Investment
                                          Management Company, Inc., as
                                          Portfolio Manager


                                          By:   /s/ Timothy M. Barns
                                             -----------------------------------
                                             Name:  Timothy M. Barns
                                             Title: Managing Director

                                          FRANKLIN FLOATING RATE TRUST


                                          By:   /s/ Chauncey Lufkin
                                             -----------------------------------
                                             Name:  Chauncey Lufkin
                                             Title: Vice President

                                          FREMONT INVESTMENT & LOAN


                                          By:   /s/ Kannika Viravan
                                             -----------------------------------
                                             Name:  Kannika Viravan
                                             Title: Assistant Vice President

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION


                                          By:   /s/ William S. Richardson
                                             -----------------------------------
                                             Name:  William S. Richardson
                                             Title: Duly Authorized Signatory

                                          THE TORONTO-DOMINION (TEXAS),
                                          INC.


                                          By:   /s/ Debbie A. Greene
                                             -----------------------------------
                                             Name:  Debbie A. Greene
                                             Title: Vice President

                                         FLOATING RATE PORTFOLIO
                                         By: INVESCO Senior Secured
                                         Management, Inc., as attorney
                                         in fact


                                          By:   /s/ Joseph Rotondo
                                             -----------------------------------
                                             Name:  Joseph Rotondo
                                             Title: Authorized Signatory

                                             Corporate Spacial
                                             Situation Fund

                                          Morgan Guaranty Trust Company
                                          of New York as Trustee for a
                                          COMMINGLED PENSION TRUST FUND


                                          By:   /s/ David T. Ellis
                                             -----------------------------------
                                             Name:  David T. Ellis
                                             Title: Vice President


                                             MGT High Yield Bond Fund

                                          Morgan Guaranty Trust Company
                                          of New York as Trustee for a
                                          COMMINGLED PENSION TRUST FUND


                                          By:   /s/ David T. Ellis
                                             -----------------------------------
                                             Name:  David T. Ellis
                                             Title: Vice President

                                          MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY


                                          By:   /s/ Thomas Id
                                             -----------------------------------
                                             Name:  Thomas Id
                                             Title: Managing Director

                                         MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND, INC.


                                          By:   /s/ Paul Travers
                                             -----------------------------------
                                             Name:  Paul Travers
                                             Title: Authorized Signatory

                                          MORGAN STANLEY DEAN WITTER
                                          PRIME INCOME TRUST


                                          By:   /s/ Peter Gewirtz
                                             -----------------------------------
                                             Name:  Peter Gewirtz
                                             Title: Authorized Signatory

                                          NATIONSBANK, N.A.


                                          By:   /s/ Edward Harmon
                                             -----------------------------------
                                             Name:  Edward Harmon
                                             Title: AVP

                                          OCTAGON LOAN TRUST
                                          By: Octagon Credit Investors,
                                          as Manager


                                          By:   /s/ Richard W. Stewart
                                             -----------------------------------
                                             Name:  Richard W. Stewart
                                             Title: Managing Director

                                          JACKSON NATIONAL LIFE
                                          INSURANCE COMPANY
                                          By: PPM America, Inc., as
                                          attorney in fact, on behalf of
                                          Jackson National Life
                                          Insurance Company


                                          By:   /s/ Michael DiRe
                                             -----------------------------------
                                             Name:  Michael DiRe
                                             Title: Managing Director

                                          PINEHURST TRADING, INC.


                                          By:   /s/ Kelly C. Walker
                                             -----------------------------------
                                             Name:  Kelly C. Walker
                                             Title: Vice President


                                          SRF TRADING, INC.


                                          By:   /s/ Kelly C. Walker
                                             -----------------------------------
                                             Name:  Kelly C. Walker
                                             Title: Vice President


                                          TYLER TRADING, INC.


                                          By:   /s/ David W. Nabors
                                             -----------------------------------
                                             Name:  David W. Nabors
                                             Title: Vice President

                                          KZH APPALOOSA LLC


                                          By:   /s/ Scott Hignett
                                             -----------------------------------
                                             Name:  Scott Hignett
                                             Title: Authorized Agent


                                          KZH CNC LLC


                                          By:   /s/ Scott Hignett
                                             -----------------------------------
                                             Name:  Scott Hignett
                                             Title: Authorized Agent


                                          KZH CYPRESSTREE-1 LLC


                                          By:   /s/ Ronnie Murray
                                             -----------------------------------
                                             Name:  Ronnie Murray
                                             Title: Authorized Agent


                                          KZH RIVERSIDE LLC


                                          By:   /s/ Virginia Conway
                                             -----------------------------------
                                             Name:  Virginia Conway
                                             Title: Authorized Agent


                                          KZH STERLING LLC


                                          By:   /s/ Bruce Petersel
                                             -----------------------------------
                                             Name:  Bruce Petersel
                                             Title: Authorized Agent


                                          KZH WATERSIDE LLC


                                          By:   /s/ Virginia Conway
                                             -----------------------------------
                                             Name:  Virginia Conway
                                             Title: Authorized Agent

                                          KZH SOLEIL LLC


                                          By:   /s/ Shari Goldstein
                                             -----------------------------------
                                             Name:  Shari Goldstein
                                             Title: Authorized Agent


                                          KZH SOLEIL - 2 LLC


                                          By:   /s/ Jennifer Smedley
                                             -----------------------------------
                                             Name:  Jennifer Smedley
                                             Title: Authorized Agent

                                          UNITED OF OMAHA LIFE INSURANCE
                                          COMPANY
                                          By: TCW Asset Management
                                          Company, its Investment
                                          Advisor


                                          By:   /s/ Mark L. Gold
                                             -----------------------------------
                                             Name:  Mark L. Gold
                                             Title: Managing Director


                                          By:   /s/ Jonathan R. Insull
                                             -----------------------------------
                                             Name:  Jonathan R. Insull
                                             Title: Vice President

                                          KZH CRESCENT LLC


                                          By:   /s/ Dennis Kildea
                                             -----------------------------------
                                             Name:  Dennis Kildea
                                             Title: Authorized Agent


                                          KZH CRESCENT - 2 LLC


                                          By:   /s/ Dennis Kildea
                                             -----------------------------------
                                             Name:  Dennis Kildea
                                             Title: Authorized Agent


                                          KZH CRESCENT - 3 LLC


                                          By:   /s/ Dennis Kildea
                                             -----------------------------------
                                             Name:  Dennis Kildea
                                             Title: Authorized Agent

                                          TRANSAMERICA LIFE INSURANCE
                                          AND ANNUITY COMPANY


                                          By:   /s/ John M. Casparian
                                             -----------------------------------
                                             Name:  John M. Casparian
                                             Title: Investment Officer

                                          THE TRAVELERS INSURANCE
                                          COMPANY


                                          By:   /s/ John W. Petchler
                                             -----------------------------------
                                             Name:  John W. Petchler
                                             Title: Second Vice President


                                          TRAVELERS CORPORATE LOAN FUND
                                          INC.
                                          By: Travelers Asset Management
                                          International Corporation


                                          By:   /s/ John W. Petchler
                                             -----------------------------------
                                             Name:  John W. Petchler
                                             Title: Second Vice President

                                          VAN KAMPEN PRIME RATE INCOME
                                          TRUST


                                          By:   /s/ Jeffrey W. Mallet
                                             -----------------------------------
                                             Name:  Jeffrey W. Mallet
                                             Title: Senior Vice President &
                                                    Director

      Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Amended and Restated Credit Agreement, dated as of March 19, 1999, among Dura Automotive Systems, Inc., Dura Operating Corp., Dura Automotive Systems Europe GmbH, Dura Asia-Pacific Pty Limited, Dura Automotive Systems (Canada), Ltd., Trident Automotive plc, Dura Automotive Systems Limited, Spicebright Limited, Dura Automotive Systems Cable Operations Inc., Dura Automotive Systems Cable Operations Canada, Inc., Moblan Investments B.V., and Dura Automotive Acquisition Limited. If and to the extent any information required to be furnished in any part of these schedules is so furnished, such information shall be deemed to be included in each other part of these schedules in which the information is also required to be included. The inclusion of any information in these schedules shall not be deemed to be an admission or acknowledgment by DASI or any of the Subsidiaries of DASI that such information is material to or outside the ordinary course of the business of DASI's Subsidiaries or that any representation or warranty included in the Amended and Restated Credit Agreement would be inaccurate in any respect of such information not included herein. For simplicity sake, the schedules contain information with respect to DASI and its Subsidiaries as if the Effective Date, the Excel Closing Date and the Adwest Closing Date had occurred simultaneously. Any information contained in the schedules regarding the Excel Subsidiaries shall not be deemed effective until the Excel Closing Date and any information regarding Adwest and its Subsidiaries shall not be deemed effective until the Adwest Closing Date notwithstanding the inclusion of such information in such manner.

                                  SCHEDULE 1.1

                                PRICING SCHEDULE

      The Applicable Margin, the Commitment Fee Rate, the LC Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin shall be determined based on the applicable Senior Leverage Ratio as set forth below. | |

                                                 L/C Fee      U.S.       Other
    Senior                                       Rate -       Base      Floating
   Leverage          Applicable   Commitment   Letters of     Rate        Rate
     Ratio             Margin      Fee Rate      Credit      Margin      Margin
     -----             ------      --------      ------      ------      ------
Less than              1.500%       0.375%       1.500%       zero       2.000%
2.25 to 1

Equal to or            1.750%       0.500%       1.750%      0.250%      2.250%
greater than
2.25 to 1 but
less than
2.75 to 1

Equal to or            2.000%       0.500%       2.000%      0.500%      2.500%
greater than
2.75 to 1 but
less than
3.25 to 1

Equal to or            2.250%       0.500%       2.250%      0.750%      2.750%
greater than
3.25 to 1

| |
      The Applicable Margin initially shall be 2.250%, the Commitment Fee Rate initially shall be 0.50%, the L/C Fee Rate for Letters of Credit initially shall be 2.250%, the U.S. Base Rate Margin initially shall be 0.750% and the Other Floating Rate Margin initially shall be 2.750%. Each of the foregoing shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter beginning with the Fiscal Quarter ending June 30, 1999 based on the Senior Leverage Ratio as of the last day of such Fiscal Quarter; provided that if DASI fails to deliver the financial statements required by Section 10.1 by the due date therefor, the Applicable Margin, the Commitment Fee Rate, the L/C Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin that would apply if the Senior Leverage Ratio were greater


                                      1.1-1
than or equal to 3.25 to 1 shall apply from such due date until such financial statements are delivered.


                                     1.1-2

                                 SCHEDULE 2.1(d)

                TOTAL REVOLVING OUTSTANDINGS LIMITS PER BORROWER

                                            Total Borrower
Borrower                                    Revolving Outstandings Limit
--------                                    ----------------------------

Dura Operating Corp.                         U.S.$400,000,000

Dura Automotive                              U.S.$50,000,000
Systems (Europe) GmbH

Trident Automotive                           U.S.$55,000,000

Dura Automotive Systems                      U.S.$55,000,000
Limited

Spicebright Limited                          U.S.$55,000,000

Dura Automotive Systems                      U.S.$55,000,000
Cable Operations Inc.

Moblan Investments B.V.                      U.S.$55,000,000

Dura Automotive Acquisition                  U.S.$55,000,000
Limited

Adwest Automotive                            U.S.$400,000,000

Adwest France S.A.                           U.S.$400,000,000

Adwest Heidemann Gruppe
GmbH & Co. KG                                U.S.$400,000,000

                                  SCHEDULE 2.9

                                                  Principal Amount
                                                    to be Repaid
                                                    ------------

Payment Date
------------                                 Tranche A         Tranche B
                                             Term Loans        Term Loans
                                             ----------        ----------

6/30/1999                                       0.00%             0.00%
9/30/1999                                       0.00%             0.00%
12/31/1999                                      0.00%             0.00%
3/31/2000                                       0.00%             0.00%
6/30/2000                                       3.64%             0.25%
9/30/2000                                       3.64%             0.25%
12/31/2000                                      3.64%             0.25%
3/31/2001                                       3.64%             0.25%
6/30/2001                                       4.55%             0.25%
9/30/2001                                       4.55%             0.25%
12/31/2001                                      4.55%             0.25%
3/31/2002                                       4.55%             0.25%
6/30/2002                                       5.45%             0.25%
9/30/2002                                       5.45%             0.25%
12/31/2002                                      5.45%             0.25%
3/31/2003                                       5.45%             0.25%
6/30/2003                                       5.45%             0.25%
9/30/2003                                       5.45%             0.25%
12/31/2003                                      5.45%             0.25%
3/30/2004                                       5.45%             0.25%
6/30/2004                                       5.91%             0.25%
9/30/2004                                       5.91%             0.25%
12/31/2004                                      5.91%             0.25%
3/31/2005                                       5.91%             0.25%
6/30/2005                                                        23.75%
9/30/2005                                                        23.75%
12/31/2005                                                       23.75%
3/31/2006                                                        23.75%
      TOTAL                                   100.00%           100.00%

                                  SCHEDULE 7.6

                              ASSOCIATED COSTS RATE

1. For the purposes of this Agreement, the cost of compliance with existing requirements of the Bank of England and/or the Financial Services Authority in respect of Loans will be calculated by the Agent in relation to each relevant Borrowing on the basis of rates supplied by the Agent (or such Lender as it may from time to time determine) by reference to the circumstances existing on the first day of each Interest Period in respect of such Borrowing and, if any such Interest Period exceeds three months, at three calendar monthly intervals from the first day of such Interest Period during its duration in accordance with the following formula:

in relation to Loans denominated in Pounds Sterling

            AB + C(B - D) + E x 0.01) = ___ per cent, per annum
                   100 - (A + C)

in relation to Loans denominated in any other currency

            E x 0.01    per cent, per annum
            --------
              300
Where:

      A is the percentage of eligible liabilities which the Agent (or such Lender as it may determine) is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

      B is the percentage rate per annum at which British pound sterling deposits are offered by the Agent (or such Lender as it may determine), in accordance with its normal practice, for a period equal to (i) the relevant Interest Period (or, as the case may be, remainder of such Interest Period) in respect of the relevant Borrowing or (ii) three months, whichever is the shorter, to a leading bank in the London interbank market at or about 11:00 a.m. in a sum approximately equal to the amount of such Borrowing.

      C is the percentage of eligible liabilities which the Agent (or such Lender as it may determine) is required from time to time to maintain as interest bearing special deposits with the Bank of England.

      D is the percentage rate per annum payable by the Bank of England to the Agent (or such Lender as it may determine) on interest bearing special deposits.

      E is the rate payable by the Agent (or such Lender as it may determine) to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per (pound)1,000,000 of the Fee Base of the Agent (or such Lender as it may determine).

2. For the purposes of this Schedule, (a) "eligible liabilities" and "special deposits" shall have the meanings ascribed to them from time to time under or pursuant to the Bank of England Act 1988 or (as may be appropriate) by the Bank of England; (b) "Fee Regulations" means the Banking Supervision (Fees) Regulations 1998 or such other regulation as may be in force from time to time in respect of the payment of fees for banking supervision, and (c) "Fee Base" shall have the meaning ascribed to it and shall be calculated in accordance with the Fees Regulations.

3. The percentages used in A and C above shall be those required to be maintained on the first day of the relevant period as determined in accordance with B above.

4. In application of the above formula, A, B, C and D will be included in the formula as figures and not as percentages (e.g., if A is 0.5 per cent, and B is 12 per cent, AB will be calculated as 0.5 x 12 and not as 0.5 per cent. x 12 per cent).

5. Calculations will be made on the basis of a 365 day year (or, if market practice differs, in accordance with market practice).

6. A negative result obtained by subtracting D from B shall be taken as zero.

7. The resulting figures shall be rounded upwards, if not already such a multiple, to the nearest whole multiple of one-thirty-second of one per cent. per annum.

8. Additional amounts calculated in accordance with this Schedule are payable on each day on which interest is payable on the relevant Borrowing.

9. The determination of the Associated Costs Rate in relation to any period shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

10. The Agent may from time to time, after consultation with Dura and the Lenders, determine and notify to all the parties hereto any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by the Bank of England or the Financial Services Authority in relation to Loans (including any requirements relating to sterling primary liquidity) and any such determination shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

                                 Schedule 7.6-2

                                  SCHEDULE 8.2

                            ADWEST CLOSING DOCUMENTS

            (a) Resolutions; Incumbencies.

            (i) Copies of the resolutions of the board of directors (or comparable body) of each Adwest Loan Party authorizing the execution, delivery and performance by such Adwest Loan Party of the Loan Documents to which such Adwest Loan Party is to be a party, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Adwest Loan Party; and

            (ii) A certificate of the Secretary or Assistant Secretary of each Adwest Loan Party certifying the names and true signatures of the officers of such Adwest Loan Party authorized to execute, deliver and perform the Loan Documents to which such Adwest Loan Party is to be a party.

            (b) Organization Documents. Each of the following documents: the articles or certificate of incorporation or association the memorandum and articles of association, and, if applicable, the bylaws (or other comparable constitutive documents)of each Adwest Loan Party as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Adwest Loan Party as of the Closing Date.

            (c) Guaranties. A Guaranty by Dura UK Limited (formerly Dura Automotive Systems (UK) Limited) including therein the guaranty of the New UK Borrower's Obligations under the Loan Documents.

            (d) Collateral Documents. The Deed of Charge and Memorandum of Deposit executed by Dura UK Limited (formerly Dura Automotive Systems (UK) Limited) in respect of the entire issued share capital of the New UK Borrower.

            (e) Adwest Acquisition Documents. A certificate of a Responsible Officer certifying as of the Closing Date true and complete copies of the Adwest Acquisition Documents.

            (f) Legal Opinions. An opinion of Kirkland & Ellis, U.S. counsel to Loan Parties, substantially in the form provided in connection with the Existing Credit Agreement, and an opinion of Slaughter and May, English counsel to the Loan Parties, substantially in the form of the English legal opinions previously provided in connection with the Existing Credit Agreement.

            (g) Agent for Service of Process. Evidence satisfactory to the Agent that the New UK Borrower and Dura UK Limited have appointed a Person in Chicago, Illinois as its agent for service of process in the United States.

                                 SCHEDULE 10.17

                       ADDITIONAL ADWEST CLOSING DOCUMENTS

            (a) Resolutions; Incumbencies.

                  (i) To the extent not provided on or prior to the Adwest Closing Date, copies of the resolutions of the board of directors (or comparable body) of each member of the Adwest Group to be party to Loan Documents authorizing the execution, delivery and performance by such Subsidiary of the Loan Documents to which such Subsidiary is to be a party, certified as of the S. 155 Date by the Secretary or Assistant Secretary of such Subsidiary; and

                  (ii) a Certificate of the secretary or Assistant Secretary of each such Subsidiary certifying the names and true signatures of the officers of such Subsidiary authorized to execute, deliver and perform the Loan Documents to which such Subsidiary is to be a party.

            (b) Organization Documents; Good Standing. Each of the following documents:

                  (i) the memorandum and articles of association, certificates of incorporation and, if applicable, the bylaws (or other comparable constitutive documents) of each such Subsidiary as in effect on the S. 155 Date, certified by the Secretary or Assistant Secretary of each such Subsidiary as of the S. 155 Date.

                  (ii) in the case of each such Subsidiary, evidence of organizational good standing or existence, as applicable.

            (c) Legal Opinions. An opinion of Slaughter and May, English counsel to the New UK Borrower and the other Loan Parties, substantially in the form of the English legal opinions previously provided in connection with the Existing Credit Agreement; an opinion of Australian counsel to the Loan Parties, substantially in the form of the Australian legal opinions previously provided in connection with the Existing Credit Agreement; an opinion of Canadian counsel to the Loan Parties, substantially in the form of Canadian legal opinions previously provided in connection with the Existing Credit Agreement; an opinion of German counsel to the Loan Parties, substantially in the form of German legal opinion previously provided in connection with the Existing Credit Agreement; an opinion of Netherlands counsel to the Loan Parties, substantially in the form of Dutch legal opinion previously provided in connection with the Existing Credit Agreement; and an opinion of Kirkland and Ellis, U.S. counsel to Loan Parties, substantially in the form provided in connection with the Existing Credit Agreement.

            (d) Agent for Service of Process. Evidence satisfactory to the Agent that each such Subsidiary has appointed a Person in Chicago, Illinois as its agent for service of process in the United States.

                                  SCHEDULE 2.1

                                   COMMITMENTS

================================================================================================================
                                               Interim Term             Tranche A Term           Tranche B Term
                   Lender                       Commitment               Commitment               Commitment
                   ------                       ----------               ----------               ----------
----------------------------------------------------------------------------------------------------------------
Type of Facility                           U.S. $200,000,000.00     U.S. $275,000,000.00    U.S. $275,000,000.00

----------------------------------------------------------------------------------------------------------------
Agent/Lender:
1.       Bank of America National
         Trust and Savings Association            13,714,285.68            18,857,142.85           45,000,000.00
----------------------------------------------------------------------------------------------------------------
Co-Agents/Lenders:
2.    The Bank of Nova Scotia                     10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
3.    BHF-Bank Aktiengesellschaft                 10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
4.    Banque Nationale de Paris                   10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
5.    The Chase Manhattan Bank                    10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
6.    Comerica Bank                               10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
7.    Dresdner Bank AG                            10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
8.    U.S. Bank National Association              10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
9.    NBD Bank                                    10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
10    ABN AMRO Bank N.V.                          10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
11    Barclays Bank PLC                           10,285,714.29            14,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
Lenders:
12.  KeyBank National Association                  8,000,000.00            11,000,000.00                       0
----------------------------------------------------------------------------------------------------------------
13.  BankBoston, N.A.                              8,000,000.00            11,000,000.00                       0
----------------------------------------------------------------------------------------------------------------
14.  KBC Bank, N.V.                                8,000,000.00            11,000,000.00                       0
----------------------------------------------------------------------------------------------------------------
15.  Fleet National Bank                           8,000,000.00            11,000,000.00                       0
----------------------------------------------------------------------------------------------------------------
16.  First Union National Bank                     8,000,000.00            11,000,000.00                       0
----------------------------------------------------------------------------------------------------------------
17.  The Bank of New York                          4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
18.  BW Capital Markets, Inc.                      4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
19.  Credit Agricole Indosuez                      4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
20.  Bank of Tokyo-Mitsubishi Trust                4,571,428.57             6,285,714.29                       0
     Company
----------------------------------------------------------------------------------------------------------------
21.  IKB Deutsche Industriebank AG                 4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
22.  US Trust                                      4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------

======================================================================================
                                                 Revolving
                   Lender                        Commitment                Total
                   ------                        ----------                -----
--------------------------------------------------------------------------------------
Type of Facility                           U.S. $400,000,000.00                   U.S.
                                                                     $1,150,000,000.00
--------------------------------------------------------------------------------------
Agent/Lender:
1.       Bank of America National
         Trust and Savings Association            27,428,571.47         105,000,000.00
--------------------------------------------------------------------------------------
Co-Agents/Lenders:
2.    The Bank of Nova Scotia                     20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
3.    BHF-Bank Aktiengesellschaft                 20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
4.    Banque Nationale de Paris                   20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
5.    The Chase Manhattan Bank                    20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
6.    Comerica Bank                               20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
7.    Dresdner Bank AG                            20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
8.    U.S. Bank National Association              20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
9.    NBD Bank                                    20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
10    ABN AMRO Bank N.V.                          20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
11    Barclays Bank PLC                           20,571,428.57          45,000,000.00
--------------------------------------------------------------------------------------
Lenders:
12.  KeyBank National Association                 16,000,000.00          35,000,000.00
--------------------------------------------------------------------------------------
13.  BankBoston, N.A.                             16,000,000.00          35,000,000.00
--------------------------------------------------------------------------------------
14.  KBC Bank, N.V.                               16,000,000.00          35,000,000.00
--------------------------------------------------------------------------------------
15.  Fleet National Bank                          16,000,000.00          35,000,000.00
--------------------------------------------------------------------------------------
16.  First Union National Bank                    16,000,000.00          35,000,000.00
--------------------------------------------------------------------------------------
17.  The Bank of New York                          9,142,857.14          20,000,000.00
--------------------------------------------------------------------------------------
18.  BW Capital Markets, Inc.                      9,142,857.14          20,000,000.00
--------------------------------------------------------------------------------------
19.  Credit Agricole Indosuez                      9,142,857.14          20,000,000.00
--------------------------------------------------------------------------------------
20.  Bank of Tokyo-Mitsubishi Trust                9,142,857.14          20,000,000.00
     Company
--------------------------------------------------------------------------------------
21.  IKB Deutsche Industriebank AG                 9,142,857.14          20,000,000.00
--------------------------------------------------------------------------------------
22.  US Trust                                      9,142,857.14          20,000,000.00
--------------------------------------------------------------------------------------

================================================================================================================
                                               Interim Term             Tranche A Term           Tranche B Term
                   Lender                       Commitment               Commitment               Commitment
                   ------                       ----------               ----------               ----------
----------------------------------------------------------------------------------------------------------------
23.  Michigan National Bank                        4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
24.  National City Bank                            4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
25.  Bayerische Hypo-Und
     Vereinsbank AG, New York
     Branch                                        4,571,428.57             6,285,714.29                       0
----------------------------------------------------------------------------------------------------------------
26.  Webster Bank                                  2,285,714.29             3,142,857.14                       0
----------------------------------------------------------------------------------------------------------------
27.  Allstate Life Insurance Company                          0                        0            4,500,000.00
----------------------------------------------------------------------------------------------------------------
28.  Allstate Insurance Company                               0                        0            3,000,000.00
----------------------------------------------------------------------------------------------------------------
     Appaloosa Management L.P.
----------------------------------------------------------------------------------------------------------------
29.    KZH Appaloosa LLC                                      0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
     Citibank Global Asset
      Management
----------------------------------------------------------------------------------------------------------------
30.  Osprey Investments Portfolio                             0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
     Conseco Capital Management
----------------------------------------------------------------------------------------------------------------
31.    KZH CNC LLC                                            0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
     CypressTree
----------------------------------------------------------------------------------------------------------------
32.    CypressTree Investment                                 0                        0            1,000,000.00
       Fund, LLC
----------------------------------------------------------------------------------------------------------------
33.    CypressTree Institutional Fund,                        0                        0            1,000,000.00
       LLC
----------------------------------------------------------------------------------------------------------------
34.    North American Senior Floating
       Rate Fund                                              0                        0            1,000,000.00
----------------------------------------------------------------------------------------------------------------
35.    CypressTree Senior Floating                            0                        0              250,000.00
       Rate Fund
----------------------------------------------------------------------------------------------------------------
36.    KZH CypressTree-1 LLC                                  0                        0            6,750,000.00
----------------------------------------------------------------------------------------------------------------
37. Franklin Floating Rate Trust                              0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
38. Fremont Investment & Loan                                 0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
39. General Electric Capital                                  0                        0            5,000,000.00
     Corporation
----------------------------------------------------------------------------------------------------------------
     General Re - New England Asset
     Management, Inc.
----------------------------------------------------------------------------------------------------------------
40.    KZH Waterside LLC                                      0                        0            7,500,000.00
----------------------------------------------------------------------------------------------------------------
     INVESCO
----------------------------------------------------------------------------------------------------------------

=====================================================================================
                                                Revolving
                   Lender                       Commitment                Total
                   ------                       ----------                -----
-------------------------------------------------------------------------------------
23.  Michigan National Bank                       9,142,857.14          20,000,000.00
-------------------------------------------------------------------------------------
24.  National City Bank                           9,142,857.14          20,000,000.00
-------------------------------------------------------------------------------------
25.  Bayerische Hypo-Und
     Vereinsbank AG, New York
      Branch                                      9,142,857.14          20,000,000.00
-------------------------------------------------------------------------------------
26.  Webster Bank                                 4,571,428.57          10,000,000.00
-------------------------------------------------------------------------------------
27.  Allstate Life Insurance Company                         0           4,500,000.00
-------------------------------------------------------------------------------------
28.  Allstate Insurance Company                              0           3,000,000.00
-------------------------------------------------------------------------------------
     Appaloosa Management L.P.
-------------------------------------------------------------------------------------
29.    KZH Appaloosa LLC                                     0           5,000,000.00
-------------------------------------------------------------------------------------
     Citibank Global Asset
      Management
-------------------------------------------------------------------------------------
30.  Osprey Investments Portfolio                            0           5,000,000.00
-------------------------------------------------------------------------------------
     Conseco Capital Management
-------------------------------------------------------------------------------------
31.    KZH CNC LLC                                           0           5,000,000.00
-------------------------------------------------------------------------------------
     CypressTree
-------------------------------------------------------------------------------------
32.    CypressTree Investment                                0           1,000,000.00
       Fund, LLC
-------------------------------------------------------------------------------------
33.    CypressTree Institutional Fund,                       0           1,000,000.00
       LLC
-------------------------------------------------------------------------------------
34.    North American Senior Floating
       Rate Fund                                             0           1,000,000.00
-------------------------------------------------------------------------------------
35.    CypressTree Senior Floating                           0             250,000.00
       Rate Fund
-------------------------------------------------------------------------------------
36.    KZH CypressTree-1 LLC                                 0           6,750,000.00
-------------------------------------------------------------------------------------
37. Franklin Floating Rate Trust                             0           5,000,000.00
-------------------------------------------------------------------------------------
38. Fremont Investment & Loan                                0           5,000,000.00
-------------------------------------------------------------------------------------
39. General Electric Capital                                 0           5,000,000.00
     Corporation
-------------------------------------------------------------------------------------
     General Re - New England Asset
     Management, Inc.
-------------------------------------------------------------------------------------
40.    KZH Waterside LLC                                     0           7,500,000.00
-------------------------------------------------------------------------------------
     INVESCO
-------------------------------------------------------------------------------------

================================================================================================================
                                               Interim Term             Tranche A Term           Tranche B Term
                   Lender                       Commitment               Commitment               Commitment
                   ------                       ----------               ----------               ----------
----------------------------------------------------------------------------------------------------------------
41.    Floating Rate Portfolio                                0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
42.    Jackson National Life Insurance                        0                        0            5,000,000.00
       Co.
----------------------------------------------------------------------------------------------------------------
     JP Morgan
----------------------------------------------------------------------------------------------------------------
43.    Commingled Pension Fund
       (Corporate Bond Special                                0                        0            2,500,000.00
       Situtations Fund)
----------------------------------------------------------------------------------------------------------------
44.    Commingled Pension Fund                                0                        0            2,500,000.00
       (MGT High Yield Bond Fund)
----------------------------------------------------------------------------------------------------------------
45.    Massachusetts Mutual Life                              0                        0            5,000,000.00
       Insurance Company
----------------------------------------------------------------------------------------------------------------
     Merrill Lynch
----------------------------------------------------------------------------------------------------------------
46.    Merrill Lynch Senior Floating
       Rate Fund, Inc.                                        0                        0            6,250,000.00
----------------------------------------------------------------------------------------------------------------
47.    Morgan Stanley Dean Witter
       Prime Income Trust                                     0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
48.    NationsBank, N.A.                                      0                        0           43,750,000.00
----------------------------------------------------------------------------------------------------------------
50.    Octagon Loan Trust                                     0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
51.    Pinehurst Trading, Inc.                                0                        0            7,500,000.00
----------------------------------------------------------------------------------------------------------------
     Scudder Kemper
----------------------------------------------------------------------------------------------------------------
52.    KZH Riverside LLC                                      0                        0           10,000,000.00
----------------------------------------------------------------------------------------------------------------
53.    SRF Trading, Inc.                                      0                        0            7,500,000.00
----------------------------------------------------------------------------------------------------------------
54.    KZH Sterling LLC                                       0                        0            7,500,000.00
----------------------------------------------------------------------------------------------------------------
    SunAmerica
----------------------------------------------------------------------------------------------------------------
55.    KZH Soleil LLC                                         0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
56.    KZH Soleil-2 LLC                                       0                        0            5,000,000.00
----------------------------------------------------------------------------------------------------------------
57.    Toronto Dominion (Texas), Inc.                         0                        0           10,000,000.00
----------------------------------------------------------------------------------------------------------------
58.    Transamerica Life Insurance                            0                        0            5,000,000.00
       and Annuity Company
----------------------------------------------------------------------------------------------------------------
     Travelers
----------------------------------------------------------------------------------------------------------------
59.    The Travelers Insurance                                0                        0            3,750,000.00
       Company
----------------------------------------------------------------------------------------------------------------

====================================================================================
                                               Revolving
                   Lender                      Commitment                Total
                   ------                      ----------                -----
------------------------------------------------------------------------------------
41.    Floating Rate Portfolio                              0           5,000,000.00
------------------------------------------------------------------------------------
42.    Jackson National Life Insurance                      0           5,000,000.00
       Co.
------------------------------------------------------------------------------------
     JP Morgan
------------------------------------------------------------------------------------
43.    Commingled Pension Fund
       (Corporate Bond Special                              0           2,500,000.00
       Situtations Fund)
------------------------------------------------------------------------------------
44.    Commingled Pension Fund                              0           2,500,000.00
       (MGT High Yield Bond Fund)
------------------------------------------------------------------------------------
45.    Massachusetts Mutual Life                            0           5,000,000.00
       Insurance Company
------------------------------------------------------------------------------------
     Merrill Lynch
------------------------------------------------------------------------------------
46.    Merrill Lynch Senior Floating
       Rate Fund, Inc.                                      0           6,250,000.00
------------------------------------------------------------------------------------
47.    Morgan Stanley Dean Witter
       Prime Income Trust                                   0           5,000,000.00
------------------------------------------------------------------------------------
48.    NationsBank, N.A.                                    0          43,750,000.00
------------------------------------------------------------------------------------
50.    Octagon Loan Trust                                   0           5,000,000.00
------------------------------------------------------------------------------------
51.    Pinehurst Trading, Inc.                              0           7,500,000.00
------------------------------------------------------------------------------------
     Scudder Kemper
------------------------------------------------------------------------------------
52.    KZH Riverside LLC                                    0          10,000,000.00
------------------------------------------------------------------------------------
53.    SRF Trading, Inc.                                    0           7,500,000.00
------------------------------------------------------------------------------------
54.    KZH Sterling LLC                                     0           7,500,000.00
------------------------------------------------------------------------------------
    SunAmerica
------------------------------------------------------------------------------------
55.    KZH Soleil LLC                                       0           5,000,000.00
------------------------------------------------------------------------------------
56.    KZH Soleil-2 LLC                                     0           5,000,000.00
------------------------------------------------------------------------------------
57.    Toronto Dominion (Texas), Inc.                       0          10,000,000.00
------------------------------------------------------------------------------------
58.    Transamerica Life Insurance                          0           5,000,000.00
       and Annuity Company
------------------------------------------------------------------------------------
     Travelers
------------------------------------------------------------------------------------
59.    The Travelers Insurance                              0           3,750,000.00
       Company
------------------------------------------------------------------------------------

================================================================================================================
                                               Interim Term             Tranche A Term           Tranche B Term
                   Lender                       Commitment               Commitment               Commitment
                   ------                       ----------               ----------               ----------
----------------------------------------------------------------------------------------------------------------
60.    Travelers Corporate Loan Fund                          0                        0            3,750,000.00
       Inc.
----------------------------------------------------------------------------------------------------------------
61. Tyler Trading, Inc.                                       0                        0            7,500,000.00
----------------------------------------------------------------------------------------------------------------
     Trust Company of the West
----------------------------------------------------------------------------------------------------------------
62.    KZH Crescent LLC                                       0                        0            1,500,000.00
----------------------------------------------------------------------------------------------------------------
63.    KZH Crescent LLC - 2                                   0                        0            1,500,000.00
----------------------------------------------------------------------------------------------------------------
64.    KZH Crescent LLC - 3                                   0                        0            2,500,000.00
----------------------------------------------------------------------------------------------------------------
65.      United of Omaha Life Insurance                       0                        0            2,000,000.00
            Company
----------------------------------------------------------------------------------------------------------------
66.   Van Kampen Prime Rate Income                            0                        0           15,000,000.00
       Trust
----------------------------------------------------------------------------------------------------------------
Total Commitments of the Lenders           U.S. $200,000,000.00     U.S. $275,000,000.00    U.S. $275,000,000.00
================================================================================================================

======================================================================================
                                                 Revolving
                   Lender                        Commitment                Total
                   ------                        ----------                -----
--------------------------------------------------------------------------------------
60.    Travelers Corporate Loan Fund                          0           3,750,000.00
       Inc.
--------------------------------------------------------------------------------------
61. Tyler Trading, Inc.                                       0           7,500,000.00
--------------------------------------------------------------------------------------
     Trust Company of the West
--------------------------------------------------------------------------------------
62.    KZH Crescent LLC                                       0           1,500,000.00
--------------------------------------------------------------------------------------
63.    KZH Crescent LLC - 2                                   0           1,500,000.00
--------------------------------------------------------------------------------------
64.    KZH Crescent LLC - 3                                   0           2,500,000.00
--------------------------------------------------------------------------------------
65.      United of Omaha Life Insurance                       0           2,000,000.00
            Company
--------------------------------------------------------------------------------------
66.   Van Kampen Prime Rate Income                            0          15,000,000.00
       Trust
--------------------------------------------------------------------------------------
Total Commitments of the Lenders           U.S. $400,000,000.00   US $1,150,000,000.00
======================================================================================

                                  SCHEDULE 6.1

                              DURA OPERATING CORP.
                                Letters of Credit

------------------------------------------------------------------------------------------------------------------------------------
   L/C         L/C      Issuing      Expiration      Currency         L/C Face            Beneficiary
 Number       TYPE       Bank           Date           Type            Amount                Name                     Comments
------------------------------------------------------------------------------------------------------------------------------------
C7334117      SBLC       BofA          7/31/00          CAD        1,779,750.00      NBD Bank, N.A.                   DURA
------------------------------------------------------------------------------------------------------------------------------------
C7258406      SBLC       BofA           2/1/00          USD          810,000.00      The Travelers Insurance Co.      DURA
------------------------------------------------------------------------------------------------------------------------------------
C7291552      SBLC       BofA          10/1/99          USD          500,000.00      The Travelers Insurance Co.      DURA
------------------------------------------------------------------------------------------------------------------------------------
C7315182      SBLC       BofA          10/1/99          USD          400,000.00      The Travelers Insurance Co.      DURA
------------------------------------------------------------------------------------------------------------------------------------
C7401100      SBLC       BofA         10/15/00          USD        2,419,000.00      The Travelers Insurance Co.      DURA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
C6404644       DLC       BofA          5/21/99          USD           77,666.93      Kyodo International Co.          Trident
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
C7354847      SBLC       BofA          5/28/99          GBP           70,000.00      Bank of America 6008             Trident
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.1

LIST OF EXISTING GUARANTIES AND COLLATERAL DOCUMENTS

Credit Agreement dated as of August 31, 1994
Dura Automotive Systems, Inc. and Continental Bank (n/k/a Bank of America National Trust and Savings Association) as Agent

1. Security Agreement, dated as of August 31, 1994, between Dura Automotive Systems, Inc.,(1) ("Dura") and Continental Bank, as Agent ("Agent") under Credit Agreement dated as of August 31, 1994.
2. Collateral Patent Security Agreement, dated as of August 31, 1994, by Dura and Agent.
3. Collateral Trademark Security Agreement, dated as of August 31, 1994, by Dura and Agent.
4. Collateral Copyright Security Agreement, dated as of August 31, 1994, by Dura and Agent.
5. Mortgage (East Jordan, Michigan), dated as of August 31, 1994, by Dura in favor of Agent.
6. Mortgage (Mancelona, Michigan), dated as of August 31, 1994, by Dura in favor of Agent.
7. Junior Deed of Trust and Security Agreement (Hannibal, Missouri), dated as of August 31, 1994, by and between Dura, John L. Sullivan, as Trustee, and Agent [Hannicon Property].
8. Deed of Trust (Hannibal, Missouri), dated as of August 31, 1994, by and between Dura, John L. Sullivan, as Trustee, and Agent [Rivcon Property].
9. Deed of Trust (Brookfield, Missouri), dated as of August 31, 1994, by and between Dura, John L. Sullivan, as Trustee, and Agent [Caybrook Property].
10.   Pledge Agreement, dated as of August 31, 1994, by Dura to Agent.
11. Corporate Guaranty by Dura De Mexico S.A. de C.V. ("Dura Mexico"), dated as of August 31, 1994.
12. Accounts Receivable Pledge Agreement, dated as of August 31, 1994, by and between Dura Mexico and Agent and agreed to by Dura.
13. Corporate Guaranty by MC Holding Corp. (merged into Dura Automotive Systems, Inc. on December 30, 1998), dated as of August 31, 1994.

----------

(1) Name changed from "Dura Automotive Systems, Inc." to "Dura Operating Corp." on June 10, 1996. The parent corporation of MC Holding Corp. (the intermediate holding company which held the stock in Dura Operating Corp. until December 30, 1998) was then named Dura Automotive Systems, Inc.

14. Pledge Agreement, dated as of August 31, 1994, by MC Holding Corp. (merged into Dura Automotive Systems, Inc. on December 30, 1998) in favor of Agent.

Amended and Restated Multicurrency Credit Agreement dated as of December 5, 1996 Dura Operating Corp. and Bank of America NT&SA as Agent

1. Amended and Restated Security Agreement, dated as of December 5, 1996, between Dura Operating Corp. ("Dura") and Bank of America NT & SA, as Agent for the lenders (and successor-in-interest to Continental Bank) ("Agent").
2. Reaffirmation of Collateral Documents, dated as of December 5, 1996, by Dura in favor of Agent.
3. Supplemental Collateral Patent Security Agreement, dated as of December 5, 1996, by Dura and Agent.
4. Supplemental Collateral Trademark Security Agreement, dated as of December 5, 1996, by Dura and Agent.
5. First Amendment to Mortgage (East Jordan, Michigan), dated as of December 5, 1996, by and between Dura and Agent.
6. First Amendment to Mortgage (Mancelona, Michigan), dated as of December 5, 1996, by and between Dura and Agent.
7. First Amendment to Deed of Trust (Hannicon, Hannibal, Missouri), dated as of December 5, 1996, by and between Dura and Agent.
8. First Amendment to Deed of Trust (Rivcon, Hannibal, Missouri), dated as of December 5, 1996, by and between Dura and Agent.
9. First Amendment to Deed of Trust (Caybrook, Brookfield, Missouri), dated as of December 5, 1996, by and between Dura and Agent.
10. Reaffirmation of Pledge Agreement (Dura Operating Corp.), dated as of December 5, 1996, by Dura in favor of Agent.
11. Pledge Agreement (Dura Operating Corp.), dated as of December 5, 1996, by Dura in favor of Agent.
12. Collateral Assignment of Undertakings Under Stock and Asset Purchase Agreement, dated as of December 5, 1996, by Dura in favor of Agent.
13. Amended and Restated Corporate Guaranty of MC Holding Corp. (merged into Dura Automotive Systems, Inc. on December 30, 1998), dated as of December 5, 1996.
14. Reaffirmation of Pledge Agreement (MC Holding Corp.), dated as of December 5, 1996, by MC Holding Corp. (merged into Dura Automotive Systems, Inc. on December 30, 1998) in favor of Agent.
15. Corporate Guaranty by Dura Automotive Systems, Inc. (parent of MC Holding Corp.) ("DASI"), dated as of December 5, 1996.
16. Pledge Agreement (Dura Automotive Systems, Inc.), dated as of December 5, 1996, by DASI in favor of Agent.

17. Corporate Guaranty of Sparton Engineered Products, Inc., KPI Group(2), dated as of December 5, 1996.

18. Security Agreement, dated as of December 5, 1996 by Sparton Engineered Products, Inc. KPI Group.(2)

19. Collateral Patent Security Agreement, dated as of December 5, 1996, by Sparton Engineered Products, Inc., KPI Group.(2)

----------

(2) Name later changed from "Sparton Engineered Products, Inc., KPI Group" to "Dura Automotive Systems, Inc., Shifter Operations"; and merged into Dura Operating Corp. on December 30, 1998.

German Collateral Documents

Amended and Restated Multicurrency Credit Agreement dated as of December 5, 1996 Dura Operating Corp. and Bank of America NT&SA as Agent
(3)

1. Share Pledge Agreement, dated February 7, 1997, between Dura, KIMANUS Vermogensverwaltung GmbH ("Kimanus")* and BofA, and
2.    Public Deed (KIMANUS Vermogensverwaltungd GmbH).
3.    Share Pledge Agreement relating to Shares in Talia 96 Vermogensverwaltung
      GmbH
4.    Public Deed of Dura, dated February 7, 1997.
5. Pledge Agreement relating to Limited Partnership Interests in Vofa Seilzug GmbH & Co.Vertriebs-KG.
6. Pledge Agreement relating to Limited Partnership Interests in Vofa Seilzuge Gehren GmbH & Co. KG.
7. Pledge Agreement relating to Limited Partnership Interests in Vofa Production Centers Vorbruggen GmbH & Co. KG.
8. Pledge Agreement relating to Limited Partnership Interests in Vofa-Werk Xavier Vorbruggen GmbH & Co. KG.
9.    Guaranty by Talia Vermogensverwaltung GmbH.
10.   Guarantee Fee Arrangement (Talia 96 Vermogensverwaltung GmbH).
11.   Guaranty by Vofa Seilzug GmbH & Co. Vertriebs-KG.
12.   Guarantee Fee Arrangement (Vofa Seilzug GmbH & Co. Vertriebs-KG).
13.   Guaranty by Vofa Seilzuge Gehren GmbH & Co. KG.
14.   Guarantee Fee Arrangement (Vofa Seilzuge Gehren GmbH & Co. KG).
15.   Guaranty by Vofa Production Centers Vorbruggen GmbH & Co. KG.
16.   Guarantee Fee Arrangement (Vofa Production Centers Vorbruggen GmbH & Co.
      KG).
17.   Guaranty by Vofa-Werk Xavier Vorbruggen GmbH & Co. KG.
18.   Guarantee Fee Arrangement (Vofa-Werk Xavier Vorbruggen GmbH & Co. KG).

----------

(3) Name later changed from "KIMANUS Vermogensverwaltung GmbH" to "Dura Automotive Systems Europe GmbH".

Consolidated Amendment No. 1 dated as of August 29, 1997 to
Amended and Restated Multicurrency Credit Agreement
Dura Operating Corp. and Bank of America NT & SA as Agent

1. Collateral Assignment of Undertakings under Stock Purchase Agreement, dated as of August 29, 1997, by Dura Shifter Holding Corp. (merged into Dura Operating Corp on December 30, 1998) in favor of Agent.
2. Reaffirmation and Amendment No. 1 to Pledge Agreement (Dura Operating Co. [sic]), dated as of August 29, 1997, by Dura Operating Corp. in favor of Agent.
3. Second Amendment to Mortgage (East Jordan, Michigan), dated as of August 29, 1997 between Dura and Agent.
4. Second Amendment to Mortgage (Mancelona, Michigan), dated as of August 29, 1997, between Dura and Agent.
5. Second Amendment to Deed of Trust (Hannicon, Hannibal, Missouri), dated as of August 29, 1997, between Dura and Agent.
6. Second Amendment to Deed of Trust (Rivcon, Hannibal, Missouri), dated as of August 29, 1997, between Dura and Agent.
7 Second Amendment to Deed of Trust (Caybrook, Brookfield, Missouri), dated as of August 29, 1997, between Dura and Agent.
8. Corrective Serial Information regarding Schedules to Supplemental Collateral Patent Security Agreement.
9. Reaffirmation of Letter Agreement, dated December 5, 1996, (Missouri Department of Economic Development).
10.   Letter from insurance agent regarding named insureds.
11. Corporate Guaranty, dated August, 29, 1997, of Dura Shifter Holding Corp. (merged into Dura Operating Corp. on December 30, 1998).
12. Security Agreement, dated as of August 29, 1997, between Dura Shifter Holding Corp. (merged into Dura Operating Corp. on December 30, 1998) and Agent.

Consolidated Amendment No. 1 dated as of August 29, 1997 to
Amended and Restated Multicurrency Credit Agreement
Dura Operating Corp. and Bank of America NT & SA as Agent (continued)

13. Pledge Agreement (Dura Shifter Holding Corp.), dated as of August 29, 1997, by Dura Shifter Holding Corp. (merged into Dura Operating Corp. on December 30, 1998) in favor of Agent.
14.   Corporate Guaranty, dated August 29, 1997, of GT Automotive Systems,
      Inc.(4)
15. Security Agreement, dated as of August 29, 1997 between GT Automotive Systems, Inc.(3) and Agent.
16. Pledge Agreement (GT Automotive Systems, Inc.), dated as of August 29, 1997, by GT Automotive Systems, Inc.(3) in favor of Agent.
17. Certificates of property and boiler and machinery insurance, certificates of liability insurance, and side letters regarding insurance coverage.
18.   Corporate Guaranty, dated August 29, 1998 of GT Shift Systems, Inc.(5)
19. Security Agreement, dated August 29, 1997, between GT Shift Systems, Inc.(4) and Agent.
20. Landlord's Agreement, executed August 28, 1997, by Wolverine Bronze Co., in favor of Agent.
21.   Letters, dated August 29, 1997, reaffirming Pledge Agreements from:
      (a) Talia 96 Vermogensverwaltung GmbH ("Talia"), Vofa Seilzug Beteiligungs GmbH, Klaus X. Und Piet J. Vorbruggen GmbH.
      (b) Vofa Seilzug GmbH & Co. Vertriebs-KG ("Vofa Seilzug") and Vofa Seilzug Beteiligungs GmbH.
      (c) Vofa Production Centers Vorbruggen GmbH & Co. KG and Klaus X. und Piet J.Vorbruggen GmbH.
22. Letters dated August 29, 1997 reaffirming Guaranties, dated February 7, 1997, among Talia, Vofa Seilzug, Vofa Seilzuge Gehren GmbH & Co. KG, Vofa Production Centers Vorbruggen GmbH & Co. KG and Vofa Werk Xavier Vorbruggen GmbH & Co. KG.
23. Letter dated August 29, 1997 reaffirming Amended and Restated Corporate Guaranty, dated December 5, 1998, by MC Holding Corp. (merged on December 30, 1998 into Dura Automotive Systems, Inc.)
24. Letter dated August 29, 1997 reaffirming Corporate Guaranty, dated as of December 5, 1996, of DASI.

----------

(4) Name later changed from "GT Automotive Systems, Inc." to "Dura Automotive Systems, Inc. Column Shifter Operations".

(5) Name later changed from "GT Shift Systems, Inc." to "Dura Shift Systems, Inc", and merged on December 30, 1998 into Dura Automotive Systems, Inc. Column Shifter Operations.

Consolidated Amendment No. 1 dated as of August 29, 1997 to
Amended and Restated Multicurrency Credit Agreement
Dura Operating Corp. and Bank of America NT & SA as Agent (continued)

25. Letter dated August 29, 1997 reaffirming Corporate Guaranty, dated as of December 5, 1996 of Dura Automotive Systems, Inc., Shifter Operations (merged on December 30, 1998 into Dura Operating Corp.).
[26.  Master Note, dated August 29, 1997, of GT Automotive Systems (Windsor),
      Ltd.]

Collateral Documents
Acquisition of Universal Tool & Stamping Company, Inc.
Dura Operating Corp. March 9, 1998

1. Collateral Assignment of Undertakings Under Stock Purchase Agreement, dated March 9, 1998, by Dura in favor of Agent.
2. Reaffirmation and Amendment No. 2 of Pledge Agreement (Dura Operating Co. [sic]), dated as of March 9, 1998, by Dura in favor of Agent.
3. Corporate Guaranty, dated March 9, 1998, by Universal Tool & Stamping Company, Inc. ("Universal").
4.    Security Agreement, dated as of March 9, 1998, between Universal and
      Agent.
5. Collateral Patent Security Agreement, dated as of March 9, 1998, by Universal and Agent.
6. Collateral Trademark Security Agreement, dated as of March 9, 1998, by Universal and Agent.

Consolidated Amended and Restated Credit Agreement dated as of April 30, 1998 Dura Operating Corp., various affiliates and Bank of America NT & SA as Agent

1. Reaffirmation and Amendment of Guaranties dated as of April 30, 1998 by Dura Automotive Systems, Inc., MC Holding Corp. (merged on December 30, 1998 into Dura Automotive Systems, Inc.), Dura Operating Corp., Dura Automotive Systems, Inc., Shifter Operations (merged on December 30, 1998 into Dura Operating Corp.), Dura Shifter Holding Corp. (merged on December 30, 1998 into Dura Operating Corp.), Dura Automotive Systems, Inc. Column Shifter Operations, Dura Shift Systems, Inc. (merged on December 30, 1998 into Dura Automotive Systems, Inc. Column Shifter Operations), and Universal Tool & Stamping Company, Inc.

2. Reaffirmation and Amendment of Collateral Documents dated as of April 30, 1998 by Dura Automotive Systems, Inc., MC Holding Corp. (merged on December 30, 19998 into Dura Automotive Systems, Inc.), Dura Operating Corp., Dura Automotive Systems, Inc. Shifter Operations (merged on December 30, 1998 into Dura Operating Corp.), Dura Shifter Holding Corp. (merged on December 30, 1998 into Dura Operating Corp.), Dura Automotive Systems, Inc., Column Shifter Operations, Dura Shift Systems, Inc. (merged on December 30, 19998 into Dura Automotive Systems, Inc. Column Shifter Operations), and Universal Tool & Stamping Company, Inc.

3.    Dura Operating Corp.

      a.    Amended and Restated Corporate Guaranty
      b.    Third Amendment to Deed of Trust (Caybrook, Brookfield, Missouri)
      c.    Third Amendment to Deed of Trust (Hannicon, Hannibal, Missouri)
      d.    Third Amendment to Deed of Trust (Rivcon, Hannibal, Missouri)
      e.    Third Amendment to Mortgage (East Jordan, Michigan)
      f.    Third Amendment to Mortgage (Mancelona, Michigan)
      g.    Title insurance datedowns for deed of trust and mortgage amendments
      h. Deed of Charge and Memorandum of Deposit from Dura Operating Corp. covering 65% of the shares in Dura Automotive Systems (UK) Limited
            -- original share certificate evidencing 65% of shares in Dura Automotive Systems (UK), Limited and signed blank, undated stock transfer form
            -- Form 395 and evidence of attempt to register (registration not permitted against company without an established place in England or Wales)

4.    Dura Automotive Systems (Canada), Ltd.

      a. Fixed and Floating Charge Demand Debenture dated May 14, 1998 from Dura Automotive Systems (Canada), Ltd.
            --    PPSA financing statement and amendment

            --    Pledge Agreement dated May 14, 1998 regarding the Fixed and
                  Floating Charge Demand Debenture from the Dura Automotive
                  Systems (Canada), Ltd.
      b. Charge/Mortgage of Land dated May 14, 1998 of Dura Automotive Systems (Canada), Ltd. covering real property registered in Windsor, Ontario
      c. Charge/Mortgage of Land dated May 14, 1998 of Dura Automotive Systems (Canada), Ltd. covering real property registered in Brantford, Ontario
      d. Security Agreement (Patent) dated May 14, 1998 by Dura Automotive Systems (Canada), Ltd.
      e. Security Agreement (Trademark) dated as of May 14, 1998 by Dura Automotive Systems (Canada), Ltd.
      f.    --    Confirmation of registration on May 13, 1998 of Notice of
                  Intention to give security under Section 427 of the Bank Act
                  (Canada) by Dura Automotive Systems (Canada), Ltd. in favor of
                  Bank of America Canada
            --    Application for credit and promise to give security under
                  Section 427 of the Bank Act (Canada) dated May 14, 1998 by
                  Dura Automotive Systems (Canada), Ltd. to Bank of America
                  Canada
            --    Agreement as to Powers of Bank of America Canada in Relation
                  to All Loans and Advances and Security Therefor under the Bank
                  Act (Canada) dated May 14, 1998 between Dura Automotive
                  Systems (Canada), Ltd. and Bank of America Canada
            --    Special Security in respect of specified property described in
                  Section 427 of the Bank Act (Canada) dated May 14, 1998 made by Dura Automotive Systems (Canada), Ltd. in favor of Bank of
                  America Canada

5.    Dura UK Limited (f/k/a Dura Automotive Systems (UK) Limited)

      a.    Guaranty by Dura Automotive Systems (UK) Limited
      b. Deed of Charge and Memorandum of Deposit from Dura Automotive Systems (UK) Limited covering shares in Trident Automotive PLC
            --    original share certificates evidencing shares in Trident
                  Automotive PLC and signed blank, undated stock transfer forms
            --    Certificate of the Registration of a Mortgage or Charge

6.    Trident Automotive PLC

      a.    Amended and Restated Corporate Guaranty by Trident Automotive PLC
      b.    Debenture creating Fixed and Floating Charges from Trident
            Automotive PLC
            --    original share certificates evidencing shares in Trident
                  Automotive (UK) Limited (n/k/a Dura Automotive Systems
                  Limited) and Spicebright Limited and signed blank, undated stock transfer forms
            --    Certificate of the Registration of a Mortgage or Charge

7.    Dura Automotive Systems Limited (f/k/a Trident Automotive (UK) Limited)

      a.    Guaranty by Trident Automotive (UK) Limited
      b.    Debenture creating Fixed and Floating Charges from Trident UK
            --    Certificate of the Registration of a Mortgage or Charge
            --    Registration of Charge in Land Registry

8.    Spicebright Limited

      a.    Guaranty by Spicebright Limited
      b.    Debenture creating Fixed and Floating Charges from Spicebright
            Limited
            --    Certificate of the Registration of a Mortgage or Charge
      c. Deed of Pledge of Shares (notarized) in the capital of Moblan from Spicebright Limited

9.    Moblan Investments B.V.

      a.    Guaranty by Moblan Investments B.V.
      b. Pledge Agreement dated as of May 14, 1998 by Moblan Investments B.V. covering the shares of Trident Automotive Canada Inc. (n/k/a Dura Automotive Systems Cable Operations Canada, Inc.)
            -- original share certificate evidencing shares in Trident Automotive Canada Inc. (n/k/a Dura Automotive Systems Cable Operations Canada, Inc.) and signed blank, undated stock transfer form

10. Dura Automotive Systems Cable Operations Canada, Inc. (f/k/a Trident Automotive Canada Inc.)

      a.    Guaranty by Trident Automotive Canada, Inc.
      b. Fixed and Floating Charge Demand Debenture dated May 14, 1998 from Trident Automotive Canada Inc.
            --    PPSA financing statement and amendment
            --    Pledge Agreement dated May 14, 1998 regarding the Fixed and
                  Floating Charge Demand Debenture from Trident Automotive
                  Canada Inc.
      c. Pledge Agreement dated as of May 14, 1998 from Trident Automotive Canada Inc. covering the shares of Trident Automotive, Inc.
            --    original share certificate evidencing shares in Dura
                  Automotive Systems Cable Operations, Inc. (delivered in replacement of certificate evidencing shares of Trident
                  Automotive, Inc. to reflect name change) and signed blank, undated stock transfer form
      d. Pledge Agreement dated as of May 14, 1998 from Trident Automotive Canada Inc. covering the shares of Trident Automotive Limited, an Ontario corporation, and partnership interest in Trident Automotive, L.P.

            --    original share certificates evidencing shares in Trident
                  Automotive Limited containing signed blank, undated stock
                  transfer forms
      e. Charge/Mortgage of Land dated May 14, 1998 of Trident Automotive Canada Inc. covering Stratford, Ontario property
      f. Security Agreement (Patent) dated as of May 14, 1998 by Trident Automotive Canada Inc. and confirmation of registration
      g. Security Agreement (Trademark) dated as of May 14, 1998 by Trident Automotive Canada Inc. and confirmation of registration
      h.    --    Confirmation of registration on May 13, 1998 of Notice of
                  Intention to give security under Section 427 of the Bank Act
                  (Canada) by Trident Automotive Canada Inc. in favor of Bank of
                  America Canada
            --    Application for credit and promise to give security under
                  Section 427 of the Bank Act (Canada) dated May 14, 1998 by
                  Trident Automotive Canada Inc. to Bank of America Canada
            --    Agreement as to Powers of Bank of America Canada in Relation
                  to All Loans and Advances and Security Therefor under the Bank
                  Act (Canada) dated May 14, 1998 between Trident Automotive
                  Canada Inc. and Bank of America Canada
            --    Special Security in respect of specified property described in
                  Section 427 of the Bank Act (Canada) dated May 14, 1998 made by Trident Automotive Canada Inc. in favor of Bank of America
                  Canada

11. Dura Automotive Systems Cable Operations, Inc. (f/k/a Trident Automotive, Inc.).

      a.    Guaranty by Trident Automotive, Inc.
      b.    Security Agreement from Trident Automotive, Inc.
      c.    UCC financing statements
      d.    Collateral Patent Security Agreement from Trident Automotive, Inc.
      e.    Mortgage covering Blytheville, Arkansas property
      f.    Deed of Trust covering Milan, Tennessee property

Acquisition of Edgewood Manufacturing Corp.

1. Corporate Guaranty (Edgewood Manufacturing Corp.) dated September 16, 1998 by Edgewood Manufacturing Corp. (merged on December 30, 1998 into Universal Tool & Stamping Company, Inc.).
2. Security Agreement dated as of September 16, 1998 between Edgewood Manufacturing Corporation (merged on December 30, 1998 into Universal Tool & Stamping Company, Inc.) and the Agent.
3. Collateral Patent Security Agreement dated as of September 16. 1998 between Edgewood Manufacturing Corp. (merged on December 30, 1998 into Universal Tool & Stamping Company, Inc.) and the Agent.

                                 SCHEDULE 8.1(d)

                  GUARANTIES TO BE DELIVERED IN CONNECTION WITH
                      AMENDED AND RESTATED CREDIT AGREEMENT

Part I: Guaranties and Reaffirmations of Guaranties to be delivered on Effective Date

1. Reaffirmation and Amendment of Guaranties by Dura Automotive Systems, Inc., Dura Operating Corp., Dura Automotive Systems, Inc. Column Shifter Operations, Universal Tool & Stamping Company, Inc. and Dura Automotive Systems Cable Operations, Inc.
2. Amended and Restated Corporate Guaranty by Dura Automotive Systems, Inc., Dura Automotive Systems, Inc. Column Shifter Operations and Universal Tool & Stamping Company, Inc.
3.    Amended and Restated Corporate Guaranty by Dura Operating Corp.
4. Amended and Restated Guaranty by Dura UK Limited (f/k/a Dura Automotive Systems (UK) Limited)
5.    Amended and Restated Corporate Guaranty by Trident Automotive PLC
6.    Amended and Restated Corporate Guaranty by Dura Automotive Systems Limited
7.    Amended and Restated Corporate Guaranty by Spicebright Limited
8.    Amended and Restated Corporate Guaranty by Moblan Investments B.V.
9. Amended and Restated Corporate Guaranty by Dura Automotive Systems Cable Operations Canada, Inc.
10. Amended and Restated Corporate Guaranty by Dura Automotive Systems Cable Operations, Inc.

Part II: Guaranties to be delivered on the Adwest Closing Date

1.    Guaranty by Adwest Electronics Inc. and Adwest Western Automotive Inc.

Part III: Guaranties to be delivered on the Excel Closing Date

1. Guaranty by Atwood Industries, Inc., X.E. Co., Excel of Tennessee, L.P., Excel Corporation, Excel Industries of Michigan, Inc., Anderson Industries, Inc., Hydro Flame Corporation, Mark 1 Molded Plastics, Inc., Mark 1 Molded Plastics of Tennessee, Inc., and Atwood Automotive Inc.

                                 SCHEDULE 8.1(e)

             COLLATERAL DOCUMENTS TO BE DELIVERED IN CONNECTION WITH
                      AMENDED AND RESTATED CREDIT AGREEMENT

Part I: Collateral Documents and Reaffirmations of Collateral Documents to be delivered on Effective Date

      Multiple Grantors

1. Reaffirmation and Amendment of Collateral Documents by (i) Dura Automotive Systems, Inc., Dura Operating Corp., Dura Automotive Systems, Inc., Column Shifter Operations, Universal Tool & Stamping Company, Inc., Dura Automotive Systems Cable Operations Inc. in favor of (ii) Bank of America National Trust and Savings Association, as Agent.
2. Security Agreement among (i) Dura Automotive Systems, Inc., Dura Operating Corp., Dura Automotive Systems, Inc., Column Shifter Operations, Universal Tool & Stamping Company, Inc., and Dura Automotive Systems Cable Operations Inc., and (ii) Bank of America National Trust and Savings Association, as Agent.

      Dura Automotive Systems, Inc.

3. Amended and Restated Pledge Agreement by Dura Automotive Systems, Inc. to Agent covering equity in Dura Operating Corp.

      Dura Operating Corp.

4. Amended and Restated Pledge Agreement by Dura Operating Corp. to Agent covering equity in Dura Automotive Systems, Inc., Column Shifter Operations and Universal Tool & Stamping Company, Inc.
5. Fourth Amendment to Mortgage (East Jordan, Michigan), dated as of August 31, 1994, by Dura Operating Corp. in favor of Agent.
6. Fourth Amendment to Mortgage (Mancelona, Michigan), dated as of August 31, 1994, by Dura in favor of Agent.
7. Fourth Amendment to Junior Deed of Trust and Security Agreement (Hannibal, Missouri), dated as of August 31, 1994, by and between Dura, John L. Sullivan, as Trustee, and Agent [Hannicon Property].
8. Fourth Amendment to Deed of Trust (Hannibal, Missouri), dated as of August 31, 1994, by and between Dura, John L. Sullivan, as Trustee, and Agent [Rivcon Property].
9. Fourth Amendment to Deed of Trust (Brookfield, Missouri), dated as of August 31, 1994, by and between Dura, John L. Sullivan, as Trustee, and Agent [Caybrook Property].

10. Deed of Charge and Memorandum of Deposit from Dura Operating Corp. covering 65% of the shares in Dura UK Limited (f/k/a Dura Automotive Systems (UK) Limited)

      Dura Automotive Systems, Inc. Column Shifter Operations

11. Amended and Restated Pledge Agreement (Dura Automotive Systems, Inc. Column Shifter Operations) by Dura Automotive Systems, Inc. Column Shifter Operations in favor of Agent covering 65% of shares in Dura Automotive Systems (Canada) Ltd.

      Universal Tool & Stamping Company, Inc.

12.   Mortgage from Universal Tool & Stamping Company, Inc. (Manchester,
      Michigan).

      Dura Automotive Systems (Canada), Ltd.

13. Reaffirmation and Amendment of Collateral Documents among Dura Automotive Systems (Canada), Ltd., the Agent and Bank of America Canada.

      Dura UK Limited

14. Deed of Charge and Memorandum of Deposit from Dura UK Limited covering shares in Trident Automotive PLC and Dura Automotive Acquisition Limited.

      Trident Automotive PLC

15. Supplemental Deed to Debenture creating Fixed and Floating Charges from Trident Automotive PLC

      Dura Automotive Systems Limited (f/k/a Trident Automotive (UK) Limited)

16. Supplemental Deed to Debenture creating Fixed and Floating Charges from Dura Automotive Systems Limited

      Spicebright Limited

17. Supplemental Deed to Debenture creating Fixed and Floating Charges from Spicebright Limited

18. Restated Deed of Pledge of Shares (notarized) in the capital of Moblan Investments B.V. from Spicebright Limited

      Moblan Investments B.V.

19. Restated Pledge Agreement by Moblan Investments B.V. covering the shares of Dura Automotive Systems Cable Operations Canada, Inc. (f/k/a Trident Automotive Canada Inc.)

20.   Pledge of Stock in Dura Holdings France S.A.

21.   Reaffirmation and Amendment of Pledge Agreement by Moblan Investments,
      B.V.

      Dura Automotive Systems Cable Operations Canada, Inc. (f/k/a Trident Automotive Canada Inc.)

22. Reaffirmation and Amendment of Collateral Documents among Dura Automotive Systems Cable Operations Canada, Inc., the Agent and Bank of America Canada.

      Dura Automotive Systems Cable Operations, Inc. (f/k/a Trident Automotive, Inc.)

23.   First Amendment to Mortgage covering Blytheville, Arkansas property

24.   First Amendment to Deed of Trust covering Milan, Tennessee property

             COLLATERAL DOCUMENTS TO BE DELIVERED IN CONNECTION WITH
                      AMENDED AND RESTATED CREDIT AGREEMENT

Part II:    Collateral Documents to be delivered on the Adwest Closing Date

1. Joinder Agreement (Adwest) to Security Agreement by Adwest Western Automotive Inc. and Adwest Electronics Inc.

      Adwest Electronics Inc.

2. Pledge Agreement of Adwest Electronics Inc. covering equity in Adwest Western Automotive Inc. and Adwest USA Inc.

      Adwest Western Automotive Inc.

3.    Mortgage covering 576 Beck Street Jonesville, Michigan property.

             COLLATERAL DOCUMENTS TO BE DELIVERED IN CONNECTION WITH
                      AMENDED AND RESTATED CREDIT AGREEMENT

Part III:   Collateral Documents to be delivered on the Excel Closing Date

1. Joinder Agreement (Excel) to Security Agreement by X.E. Co., Excel of Tennessee, L.P., Excel Corporation, Excel Industries of Michigan, Inc., Anderson Industries, Inc., Atwood Industries, Inc., Hydro Flame Corporation, Mark I Molded Plastics, Inc., Mark I Molded Plastics of Tennessee, Inc., and Atwood Automotive Inc.

      Dura Operating Corp.

2. Supplement to Pledge Agreement between Dura Operating Corp. and the Agent covering equity interests in Urethane Technologies, Inc., Excel of California, Inc., Anderson Industries, Inc., Excel Industries of Michigan, Inc., Excel Corporation, X.E. Co. and Excel-Schade Inc.
3.    Leasehold Mortgage covering 27335 West Eleven Mile Road, Southfield, MI
      48034.
4.    Leasehold Mortgage covering 64 Fearing Boulevard, Toledo, OH 43607.
5.    Mortgage covering 132 Ferro Road, Pikeville, TN 37367.
6.    Mortgage covering 616 West McKinley Highway, Mishawaka, IN 46545.
7.    Mortgage covering 100 North Graham Avenue, Bowling Green, KY 42101.
8.    Mortgage covering 55489 Lexington Park Drive, Elkhart, IN 46514.
9.    Mortgage covering 1775 East US 20, LaGrange, IN 46761.

      Atwood Industries, Inc.

10. Pledge Agreement between Atwood Industries, Inc. and the Agent covering equity interests in Hydro Flame Corporation, Atwood Automotive, Inc. and Mark I Molded Plastics, Inc.
11.   Mortgage covering 4750 Hiawatha Drive, Rockford, IL 61103-1298.
12.   Mortgage covering 57912 Charlotte Avenue, Elkhart, IN 46517.
13.   Mortgage covering 6320 Kelly Willis Road, Greenbriar, TN 37073.
14.   Mortgage covering 2500/2433 Fremont Street, Rockford, IL 61103.
15.   Mortgage covering 800 Highway 150 South, West Union, IA 52175.
16.   Mortgage covering 301 South Simmons Street, Stockton, IL 61085.
17.   Mortgage covering 905 South Jackson, Mt. Carroll, IL 61053.

      Hydro Flame Corporation

18.   Mortgage covering 2090 South Pioneer Road, Salt Lake City, UT 84104.
19.   Mortgage covering 1874 South Pioneer Road, Salt Lake City, UT 84104.

      Mark I Molded Plastics, Inc.

20. Pledge Agreement between Mark I Molded Plastics, Inc. and the Agent covering equity interests in Mark I Molded Plastics of Tennessee, Inc.
21.   Mortgage covering 1640 U.S. 12, Jonesville, Michigan.

      Mark I Molded Plastics of Tennessee, Inc.

22.   Mortgage covering Mark I Drive, Henry, Tennessee.

      Excel of Tennessee, L.P. and Dura Operating Corp.

23.   Mortgage covering 2200 Helton Drive, Lawrenceburg, Tennessee.

      Anderson Industries, Inc.

24. Pledge Agreement between Anderson Industries, Inc. and the Agent covering equity interests in Atwood Industries, Inc.

      X.E. Co.

25. Assignment and Pledge Agreement between X.E. Co., Excel Industries of Michigan, Inc. and the Agent covering partnership interest in Excel of Tennessee L.P.

      Excel Industries of Michigan, Inc.

26. Assignment and Pledge Agreement between X.E. Co., Excel Industries of Michigan, Inc. and the Agent covering partnership interest in Excel of Tennessee L.P.

      Excel Corporation

27.   Mortgage covering 1120 North Main Street, Elkhart, IN 46514.

                                 SCHEDULE 8.1(f)

                          TRIDENT ACQUISITION DOCUMENTS

Stock Purchase Agreement, dated as of April 8, 1998, by and among Dura Automotive Systems (U.K.), Ltd. as Buyer and the Sellers specified therein.

Stock Purchase Agreement, dated as of April _, 1998, by and between D. Michael Dodge as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

Stock Purchase Agreement, dated as of April _, 1998, by and between Mervyn Edgar as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

Stock Purchase Agreement, dated as of April _, 1998, by and between Geoffrey Hill as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

Stock Purchase Agreement, dated as of April _, 1998, by and between Thomas Humann as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

Stock Purchase Agreement, dated as of April _, 1998, by and between Daniel Robusto as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

Stock Purchase Agreement, dated as of April _, 1998, by and between Francis Sarrazin as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

Stock Purchase Agreement, dated as of April _, 1998, by and between Lothar Sing as Seller and Dura Automotive Systems (U.K.), Ltd as Buyer.

                                  SCHEDULE 8.2A

                            ADWEST DEBT TO BE REPAID

1. $40,000,000 Notes dated March 15, 1995, made by Adwest, payable to Principle Mutual Life Insurance Co. and Metropolitan Life Insurance Co./Metropolitan Property and Casualty Insurance Co., with an outstanding balance of $40,000,000 as of March 8, 1999. (Expiration date March 15, 2005.) An offer to prepay these Notes was made on March 15, 1999, which requires the payment of a Make-Whole Premium of approximately $3,731,763. If the offer to prepay is accepted by the holders of the Notes, repayment will be made on or about April 5, 1999.

2. $10,000,000 unsecured Working Capital Line, made by Adwest Western Automotive, Inc., payable to Comerica Bank, with and outstanding balance of $9,443,000 as of March 8, 1999. (Expiration date October 1, 1999.)

3. DM30,000,000 unsecured Note dated September 10, 1997, made by Adwest, payable to Barclays PLC and Comerica Bank, with an outstanding balance of DM24,000,000 as of March 8, 1999. (Expiration date September 10, 2002.)

4. FF85,000,000 unsecured Note dated December 6, 1996, made by Adwest, payable to Barclays Bank PLC, with an outstanding balance of FF85,000,000 as of March 8, 1999. (Expiration date December 6, 1999.)

5. FF6,000,000 unsecured Note dated January 14, 1998, made by Adwest Bowden France, payable to Barclays Bank PLC, with an outstanding balance of FF5,221,000 as of March 8, 1999. (Expiration date January 14, 2005.)

                                  SCHEDULE 8.3A

                             EXCEL DEBT TO BE REPAID

1. $100,000,000 principal amount of 7.78% Senior notes, made by Excel, payable to various note holders, with an outstanding principal balance of $100,000,000 outstanding as of January 2, 1999. (Expiration date April 30, 2011.) Accrued interest of $1,102,166.67 and a Make-Whole Premium of $12,031,823.00 will also be paid.

                                 SCHEDULE 9.9

                   EXCLUDED PROPERTY; POST CLOSING MATTERS

A. Excluded Property

The Loan Parties shall not be obligated to perfect any security interests under Collateral Documents in the following assets:

1.    Motor vehicles covered by certificates of title and aircraft.

2. All leasehold interests in real properties as of the initial Closing Date (other than 27335 West Eleven Mile Road, Southfield, MI and 64 Fearing Blvd., Toledo, OH).

3.    Romulus, Michigan (Universal Tool & Stamping Company, Inc.) property.

4.    Lot 168, Druid Hills, Fairfield Glade, TN (Dura Operating Corp.).

5.    5701 W. Dickman Road, Battle Creek, MI (Excel Industries of Michigan,
      Inc.).

6.    944 Florida Mining Blvd., Jacksonville, FL (Dura Operating Corp.)

B. Post-Closing Matters.

Notwithstanding the provisions of Sections 8.1 and 10.14, the Loan Parties need not (i) complete the confirmations and additional grants of Liens to the Agent for the benefit of the Lender Parties in intellectual property until April 30, 1999, (ii) complete the grant of Guaranties and pledge of equity interests by Adwest France S.A. and the unlimited partner of Adwest Heidemann Gruppe GmbH & Co. KG until Adwest France S.A. and/or Adwest Heidemann GmbH & Co. KG become Borrowers hereunder in accordance with Section 14.21, or (iii) deliver the portion of the opinion of their German counsel confirming the continuing validity of the Guaranties and Collateral Documents of the German Borrower and Dura Deutschland GmbH until April 15, 1999.

                                  SCHEDULE 11.8

                             Contingent Obligations

1. Dura has Guaranteed certain indebtedness of Pollone S.A. Industria E Comercia ("Pollone") in the amount of $6 million.

2. Dura has guaranteed the financing of leased equipment at Thixotech in the Amount of C$2.2 million (Canadian dollars).

3. Dura, Excel, Adwest and their subsidiaries have executed acquisition agreements whereby, as sellers, they agreed to indemnify the purchasers for certain liabilities and, to the extent that they receive claims for indemnification, they may be liable. In addition, Dun, Excel, Adwest and their subsidiaries have executed acquisition agreements as buyers whereby they have relied on indemnification from the sellers for satisfaction of certain liabilities. Consequently, Dura, Excel, Adwest and their subsidiaries may be liable to the extent such sellers do not satisfy their indemnification obligations. See, for example, Acme/Universal Tool & Stamping Litigation on Schedule 9.5 (Litigation) and Universal Environmental Matters on Schedule 9.12 (Environmental Matters).

4. In connection with Dura's purchase of GT Automotive. Dura has assumed GT Automotive's contingent liabilities (if any) under the following:

            (i) an "earn-out" to be paid to the prior owner of GT Automotive's two subsidiaries that were acquired in July 1996, under which CT Automotive may be required to pay up to CD$600,OO0 in 1997 based on the subsidiaries' 1996 sales and earnings, and up to CD$1,000,000 in 1998 based on the subsidiaries' 1997 sales and earnings. It is our understanding that the CD$600,000 was earned in 1997 but no payment has been made yet because such amount is not required to be paid until the prior owner satisfies its obligations to complete environmental clean-up of one of the sites previously owned by the prior owner; and

5. On November 24, 1998, Dura was notified by Ford Motor Company of an alleged failure of one of Dura's cables used to control the speed control unit on certain of Ford's vehicles. The alleged failure was discovered by Ford during an unrelated testing procedure and has not as of this date, to Dura's knowledge, been reported to Dura or Ford by any consumers. Dura and Ford instituted changes to the design of the cable on December 1, 1998 that eliminated this condition.

            During March 1999, Dura and Ford completed an assessment of the vehicles effected by this matter, which included the Mustang, Ranger, Explorer and the P131 and F53 platforms. Dura is currently in discussions with Ford regarding this issue and believes it to be likely that a recall of the effected vehicles will be instituted to inspect the affected cables, with the replacement of those which exhibit the problematic conditions. Dura believes that it is only partially culpable for the condition which led to the alleged failure and, as a result, will not be responsible for the full cost of any recall action which might be undertaken. The cost of such a recall action would be mitigated by the expectation that only a portion of the cables in question will be effected by the condition. In addition, in Dura's past experience, only a portion of the effected vehicles will be presented as a result of the recall. Dun has made an offer to Ford to share the costs of any recall action up to a maximum contribution of $5 million.

6.    See contingent liability regarding item 14 on the Litigation Schedule and item 3 on the Environmental Matters Schedule.

                                  Schedule 9.16

                       Subsidiaries and Minority Interests

Part A

See the attached corporate chart. All entities are 100% owned unless otherwise specified.

Part B

See Schedule 11.4(J), Existing Investments, for investments in other entities.

                                  Schedule 9.12

                              Environmental Matters

1. Mancelona, Michigan Groundwater Contamination. Pursuant to requests from the Michigan Department of Environmental Quality ("MDEQ"), DASI and Wickes Manufacturing Company ("Wickes") have been conducting environmental investigations at and around DASI's Mancelona, Michigan facility (which DASI acquired from Wickes in 1990). The investigations have detected trichloroethylene ("TCE") in groundwater at the facility and offsite locations. DASI does not believe it used TCE since it acquired the Mancelona facility, although TCE may have been used by prior operators. DASI has arranged and paid for the sampling of a number of offsite residential drinking water wells and for the replacement of wells found to contain TCE above drinking water standards. Sampling of residential wells, and replacement of such wells when necessary, will continue. In March 1998, a ski resort in the vicinity wrote to DASI asserting that DASI is liable for the cost of installing a water supply system assertedly attributable to the possible future presence in groundwater of TCE. DASI responded with a letter denying all liability. DASI is seeking a negotiated resolution of the ski resort's potential claims. In December 1998, the ski resort orally renewed its threat to file suit if an agreement could not be reached. DASI may incur additional costs to further investigate, monitor or remediate the contamination, or to provide alternative drinking water supplies.

      The Mancelona groundwater contamination matter is subject to an indemnity from Wickes. In connection with DASI's acquisition of certain assets from Wickes in 1990, and subject to a $750,000 basket (which has been reached) up to a $2.5 million cap, Wickes agreed to indemnify DASI with respect to certain environmental liabilities associated with Wickes' operation of the subject facilities. (DASI is obligated to indemnify Wickes with respect to such liabilities above the $2.5 million cap.) Wickes has acknowledged that DASI made a timely and adequate claim for indemnification with respect to the Mancelona matter, and has been paying (subject to a reservation of rights) indemnification claims relating to the Mancelona matter that exceed the $750,000 basket.

2. Main Street Well Field CERCLA Site, Elkhart, Indiana. Excel was named a PRP at this site. All claims against Excel relating to this Site either have been formally resolved or have been barred by the contribution protection provisions of the partial consent decree entered by the Court on June 9, 1998. Under the settlement agreements, Excel has continuing payment obligation for operation and maintenance of a groundwater treatment system and for a soil vapor extraction system that is now underway. These obligations may continue indefinitely. The costs to operate these systems is about $35,000 to $50,000 per year. In addition to these payouts, Excel expects to receive certain payments related to the site. Excel has reached settlements in principle of its claims against Babcock & Wilcox Company, Tecumseh Products Company, and Trinity Industries, Inc., under which Excel would receive a total of $170,000, subject to certain contingencies. These settlements are awaiting court approval.

3. Universal Environmental Matters. In March 1998, DASI acquired Universal Tool & Stamping Co., Inc. ("Universal"). The sellers agreed to indemnify DASI for environmental liabilities arising from the operation of the acquired facilities prior to the acquisition. Following the acquisition, pursuant to the indemnity, Universal continued to address certain environmental concerns, including the remediation of TCE-contaminated soil at the Butler, Indiana facility. In September 1998, the sellers filed for reorganization under the federal bankruptcy laws. The sellers appear to have ceased performing its obligations under the indemnity. In March 1999, the sellers requested bankruptcy court approval to reject their contractual indemnity obligations to DASI. DASI is evaluating the request.

4. Trident Environmental Matters. On April 30, 1998, DASI acquired Trident Automotive plc ("Trident"). In connection with a prior acquisition of Trident, Phase I environmental assessments were performed at Trident's major facilities. The assessment performed at the Kentwood, Michigan facility leased by Trident from FKI, indicated that this facility has chromium contamination of soil and groundwater that is believed to have resulted from leakage from plating operations in the 1970s. FKI has been performing remediation of chromium contamination in site groundwater under the supervision of MDEQ and is proposing to install an expanded and upgraded groundwater containment system at the Kentwood facility. Remedial activities associated with the chromium contamination have been ongoing for approximately 15 years, and it is anticipated that such activities will continue.

      Under the terms of the Kentwood lease, FKI will be responsible for capital expenditures for certain agreed improvements to the groundwater containments system and Trident will pay the annual costs of operating and monitoring that system. In addition, the Kentwood lease provides that FKI will be solely responsible for the costs of remediation for any contamination by all hazardous substances that FKI caused. Trident, in turn, will be solely responsible for the costs of remediation for any contamination by all hazardous substances that it causes subsequent to the FKI Acquisition. If, however, it cannot be determined whether FKI or Trident caused such contamination, Trident and FKI will jointly share such remediation, in accordance with a formula contained in the lease. The Kentwood lease provides that Trident's remediation responsibility for such joint remedial efforts will be capped at $3.0 million for the first seven and one-half years and $5.0 million for the balance of the lease term. Under the lease, FKI is responsible for such joint remediation costs in excess of these caps.

5. Former Keiper Recaro Facility, Battle Creek, Michigan. As part of the acquisition of Atwood, Excel acquired the former Keiper Recaro facility, located in Battle Creek, Michigan. Keiper Recaro had previously agreed to remediate contamination at the facility emanating from a former underground storage tank. Atwood's former owner, Anderson Industries, Inc., has guaranteed Keiper Recaro's performance. Currently, there is a disagreement between Excel and Keiper Recaro regarding the scope of the remedy. Keiper Recaro has advocated a natural attenuation action remedy coupled with a deed restriction. Excel is insisting on an active remediation, which would cost approximately $90,000 to implement. The parties are negotiating a settlement of this matter.

6. Fulton, Kentucky Former Underground Storage Tanks. Nine underground storage tanks ("USTs") were removed from the Fulton, Kentucky site in 1984 by Sherwin Williams, a previous owner. Subsequent soil and ground water sampling demonstrated the presence of various solvents in surficial soils and shallow ground water (both the surficial and deeper aquifers). Ford Motor Company, another previous owner, voluntarily conducted in-situ air sparging with vacuum extraction between 1993 and 1996 to remediate the site, but this was reportedly unsuccessful. Ford now plans to excavate approximately 1,300 cubic yards of contaminated soils and 70,000 gallons of extractable ground water. Ford incurred costs of approximately $350,000 in the unsuccessful in-situ remediation effort. Proposed removal costs are projected to be $400,000. Excel does not expect to incur any of these costs.

7. Salt Lake City, Utah, Low Level Contamination. Historical site activities conducted at the Salt Lake City Operations and Distribution facilities, included the use of these properties by the U.S. Government for military purposes, which included munitions manufacturing. Low-level solvent contamination has been detected in on-site ground water in the past and may still be present on-site. Detected levels were below Utah action levels for ground water cleanup.

8. Lagrange, Indiana, Potential for Solvent Contamination from If Solvent was Discharged to the Former Septic System. Three 1,500-gallon septic tanks and an associated leach field operated on the south side of the Lagrange, Indiana facility from the early 1960s until 1989. Trichloroethylene (TCE) has been used at this facility. If the TCE was discharged to the septic system, there is a possibility of subsurface contamination. Several factors that appear to mitigate the potential for ground water contamination: 1) the former septic system was constructed in shallow soils and not within the deeper potable aquifer; 2) there is a clay confining layer between shallow ground water and the deeper potable aquifer; 3) no contamination has been discovered in the on-site well, which is sampled quarterly; and 4) there have been no reports of ground water contamination in ground water wells on neighboring properties.

9. West Union, Iowa, Wastewater Pretreatment System Upgrade. This facility installed both a microfiltration system and additional pretreatment equipment within the last two years. Although the facility is in compliance with its current wastewater discharge permit, the facility intends to instal a clarifier and polishing filter system to replace the microfiltration system. This is being done for ease of operation rather than any anticipated regulatory requirements. The cost for the new equipment is projected to be $59,000.

10. DASI, Excel, or Atwood has been named a potentially responsible party at the following waste disposal sites.

      --------------------------------------------------------------------------
      Site                      Description
      --------------------------------------------------------------------------
      Dura Avenue         In October 1996, DASI received notice that the City of
      Landfill, Toledo,   Toledo, plaintiff in the lawsuit City of Toledo v.
      Ohio                Allied Signal Inc., et al., filed a motion to file an
                          amended complaint naming DASI as a defendant. The
                          lawsuit related to cleanup of the Dura Avenue
                          Landfill. The complaint was never served on DASI. On
                          January 26, 1998, the City of Toledo moved for leave
                          to file a Fifth Amended Complaint which no longer
                          named DASI as a defendant. This matter is subject to
                          the indemnity from Wickes described in item 1, above.
      --------------------------------------------------------------------------
      Stickney            In 1994, DASI received a general notice of liability
      Avenue/Tyler        from EPA with respect to potential Superfund liability
      Street Dump,        relating to Stickney Avenue/Tyler Street Dump site.
      Toledo, Ohio        DASI responded denying any involvement with the site.
                          DASI has heard nothing further from EPA or any other
                          entity involved at the site. In January 1998, the U.S.
                          Department of Justice announced a settlement with
                          several PRPs providing for cleanup and reimbursement
                          of EPA's past costs. No agency or private entity has
                          sought DASI's involvement in the settlement. This
                          matter is subject to the indemnity from Wickes
                          described in item 1, above.
      --------------------------------------------------------------------------
      King Road           In April 1998, DASI received notice from Lucas County,
      Landfill, Lucas     Ohio asserting that DASI was one of more than 60
      County, Ohio        entities with potential liability under CERCLA with
                          respect to the King Road Landfill. DASI contacted the
                          County's attorney and denied all liability. The County
                          provided witness statements concerning disposal before
                          DASI was incorporated. In January1999, DASI was served
                          with a complaint filed by Lucas County naming DASI and
                          approximately 60 other companies seeking cost recovery
                          and a declaration of liability under CERCLA and on
                          common law grounds. Correspondence accompanying the
                          complaint mentioned a possible $18 million cleanup. A
                          PRP group has formed and intends to seek a less costly
                          cleanup. The litigation is currently stayed. There is
                          no volumetric information or ranking. DASI will
                          continue to deny liability.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      MIG/Dewane          In April 1996, Excel acquired all of the outstanding
      Landfill;           common shares of Anderson Industries, Inc.
      Belvedere,          ("Anderson"), a holding company whose main asset is
      Illinois            Atwood Industries, Inc. ("Atwood"). Atwood was named a
                          PRP at the MIG/Dewane Landfill. In connection with a
                          previous de minimis buyout settlement offer, EPA
                          assigned Atwood a liability share of $134,000 based
                          upon 0.5% of the total volume of waste at the site.
                          Because this evaluation was based upon volume of
                          ordinary plant trash, rather than hazardous substance
                          content, Atwood rejected EPA's cost allocation and
                          made a counter-offer which EPA rejected. Subsequently,
                          in litigation among groups of PRPs, the court awarded
                          a smaller-than expected share to the site owners and
                          operators, leaving a larger-than-expected share for
                          "generator" parties such as Atwood. It is possible
                          this could result in eventual Atwood liability of
                          double or more the amount of EPA's previous buyout
                          offer.
      --------------------------------------------------------------------------
      Byron-Salvage       Atwood was named a PRP at the Byron Salvage landfill.
      Landfill, Ogle      Atwood has entered Decree, Atwood paid $129,000 to EPA
      County, Illinois    on January 8, into a Consent Decree with EPA for past
                          cleanup costs at the site. The Court 1997 as its share
                          of past response costs. This approved the Consent
                          Decree on December 9, 1996. Pursuant to the Consent
                          amount was 1.68% of the total paid by the settling
                          PRPs. Atwood's insurer, Liberty Mutual, paid $100,000
                          of the $129,000 settlement. EPA is still working on
                          the final remedy at the site. EPA estimates that the
                          proposed remedy will cost approximately $5.7 million.
                          EPA's remedy has been the subject of continued
                          negotiation with PRPs, and may be challenged in court.
                          Atwood's percentage of the prior settlement is not
                          binding as to future liability at the site, and Atwood
                          could be required to pay a smaller share or, in a
                          worst case, a significantly larger share of future
                          cleanup costs.
      --------------------------------------------------------------------------
      IPC/Roto Rooter,    Atwood was named a PRP at the IPC/Rotor Rooter site.
      Rockford, Illinois  The Illinois Attorney was not sued, but elected to accept and has paid General's Office sued a number of
                          PRPs at the site to require cleanup. Atwood a de
                          minimis settlement of $9,000 for costs associated with
                          initial site cleanup, investigation and final remedy
                          selection. This was based on a 0.2% percentage share.
                          The cost options for the remedy as described in the
                          feasibility study range from $1.4 million to $3.7
                          million. Given Atwood's small percentage share in the
                          prior settlement, Atwood's remaining payments at the
                          site should be in the approximate range of $10,000 or
                          less. Atwood will likely receive a settlement offer
                          sometime in 1999.
      --------------------------------------------------------------------------
      Ekberg Park,        IPC, operator of the IPC/Roto Rooter site, has been
      Rockford, Illinois  named as a major PRP at the Ekberg Park or Area 7 portion of the Southeast Rockford site. Therefore, the
                          Illinois Environmental Protection Agency ("IEPA") has
                          indicated its intent to pursue IPC/Roto Rooter Site
                          PRPs, such as Atwood, as PRPs at Ekberg Park. Atwood's
                          share at IPC is de minimis, and should be even smaller
                          at Ekberg Park. Atwood, along with a group of other
                          PRPs, recently paid a $5,000 settlement to EPA. This
                          settlement, when finally approved, will essentially
                          end Atwood's liability at this site.
      --------------------------------------------------------------------------
      Six Oaks Mobile     Atwood was named a PRP at the Six Oaks Mobile Home
      Home Park,          Park. All parties have orally approved the settlement
      Pecatonica, Ill.    and are awaiting final approval from IEPA. Excel's
                          payment will be approximately $48,250, plus
                          outstanding consulting fees.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Seaboard            Excel was named a PRP at this site. This site has over
      Chemical Corp.      1000 PRPs. Excel paid $8300 in a first phase
      Site, Highpoint,    settlement and expects to pay an amount of similar
      N.C.                magnitude in a future, final settlement. Selection of
                          a remedy is not expected before the end of 1999, and
                          design and the beginning implementation of a remedy is
                          not expected until early 2000.
      --------------------------------------------------------------------------
      I. Jones            Excel was named a PRP at this site. The one remaining
      Recycling -         technical issue presented by this site is how to
      Covington Road      address the groundwater contamination there. According
      Site, Fort Wayne,   to the PRP Group's technical consultant, natural
      Indiana             attenuation may be a viable option for addressing this
                          situation. If this option is exercised, the total
                          costs associated with this site through the end of
                          1999 is projected to be approximately $500,000; and
                          the Group has sufficient funds on hand to satisfy
                          expenses in that amount. The Group is currently
                          discussing with EPA and IDEM both the technical merits
                          of the natural attenuation option and the legal
                          framework in which the site can be handled on that
                          basis. We expect these issues to be resolved in 1999.
      --------------------------------------------------------------------------
      Himco Dump          Excel was named a PRP at this site. EPA's existing ROD
      Site, Elkhart,      for the site calls for a remedy with a cost of up to
      Indiana.            $20 million, but the ROD is being reassessed. EPA is
                          carrying out some limited additional investigation of
                          this site. If the results of that investigation
                          confirm the fact that there is no actual health risk
                          posed by groundwater at the site, EPA may (and is
                          expected to) amend the record of decision for the
                          site, so that the only remedy required for the site
                          would be the installation and maintenance of the fence
                          around the entire area and deed restrictions on site
                          and neighboring parties that would preclude the
                          installation of private wells. If this were to occur,
                          the total costs to the site would be reduced to
                          approximately $3 million. EPA may resolve this issue
                          by the end of 1999. Excel is one of 10-15 PRPs.
      --------------------------------------------------------------------------

11. Adwest Heidemann Group Facilities. The Adwest Group, plc ("Adwest") acquired Heidemann in October 1997. The following environmental matters exist at the Adwest Heidemann facilities in Rotenburg, Kohler and Einbeck,
      Germany:

      a. Adwest Heidemann, Rotenburg, Germany. The northwestern corner of the Rotenburg site was historically used to dispose industrial wastes. Soil and groundwater contamination exists in this area. In addition, soil and groundwater contamination exists near an old production building on-site. Soil vapor and groundwater extraction and treatment systems are operating in these areas of known contamination. These systems are expected to operate for an additional 5 to 10 years. The facility is evaluating excavation and off-site thermal destruction of the wastes in the landfill area as a remedial alternative. The facility is working with the German authorities with regard to the on-going remediation.

            The facility does not have certain governmental permits for the operation of its wastewater treatment plant and the discharge of wastewater from the facility. The facility regularly exceeds certain discharge limitations in its wastewater discharge. A recent study by a consultant has concluded that the existing wastewater treatment plant is inadequate and will need to be upgraded.

      b. Adwest Kohler, Lippstadt-Lipperode, Germany. In 1987, chlorinated hydrocarbon contamination was detected in soil and groundwater at the "Werk I" Kohler site in Lippstadt. The chlorinated hydrocarbon contamination was believed to have resulted from the former use of chlorinated solvents in two degreasing units at the site. The facility has installed and is operating a soil vapor extraction and treatment system and has agreed with governmental authorities to monitor groundwater at the site. In 1995, governmental authorities allowed the facility to stop continuous operation of the soil vapor extraction system and switch to an interval mode operation after concentrations of chlorinated hydrocarbons decreased. The facility continues to monitor groundwater at regular intervals from several on-site groundwater monitoring wells.

      c. Adwest Heidemann, Einbeck, Germany. Adwest Heidemann owns two inactive properties in Einbeck, Germany. The "Teichenweg" site was last used for production purposes by Heidemann in 1981. The "Hullerser Landstrasse" site was used for production purposes by Adwest Heidemann until it sold its surface treatment and galvanizing business (but retained the real property) in June 1998. Adwest Heidemann maintains an oil storage depot at the Hullerser Landstrasse site, but leases most of the property to the new owners of the surface treatment and galvanizing business.

            In 1987, soil and groundwater contamination was detected at the Teichenweg site. Shortly thereafter, Heidemann installed soil vapor and groundwater extraction systems to remediate the contaminated soil and groundwater. Due to decreased contaminant concentrations in soil vapor, governmental authorities have agreed to allow Adwest Heidemann to shut down the soil vapor extraction system. Consultants estimate that the groundwater remediation activities may need to continue for an additional three to ten years.

            Soil and groundwater contamination from tetrachloroethene ("PCE") was detected at the Hullerser Landstrasse site after a spill of PCE occurred in 1990. Soil vapor and groundwater extraction and treatment systems were installed at the site and have operated since that time. Recent monitoring has shown no significant decrease in groundwater contamination. Concentrations of PCE in soil vapor have deceased, and governmental authorities are expected to allow the soil vapor extraction system to be shut down in early 1999.

      When Adwest acquired the Heidemann operations in Germany in October 1997, Heidemann posted a DM 5 million (about $2 million) escrow, in part, to cover claims for environmental liabilities filed by Adwest during an 18 month period following the sale. Adwest has filed environmental claims totaling DM 2 million (about $800,000) against the escrow for expenses to remediate soil and groundwater contamination and upgrade the wastewater treatment plant at the Rotenburg facility and to remediate soil and groundwater contamination at the Einbeck properties. Adwest expects to negotiate with Heidemann in the near future regarding the amount of recovery Adwest will be entitled to for environmental claims under the 1997 agreement with Heidemann.

12. Adwest Gaddesby Lane Site, Rearsby, England. In 1997, in conjunction with Adwest's acquisition of Rearsby Automotive, Adwest conducted an environmental assessment of the Rearsby Automotive site in Rearsby, England. The assessment identified soil and groundwater contamination from on-site waste disposal. As a result of the findings of the assessment, Adwest only purchased the Rearsby Automotive business but did not acquire the Rearsby site. The former owner of Rearsby Automotive retained ownership of the real property and now leases the site to Adwest. The former owner has retained full responsibility for contamination identified at the Rearsby site.

13. Adwest Property, Mawdsley, England. In 1997, Adwest sold Mawdsley's Ltd., which operated from an owned site located in Mawdsley, England. Adwest retained an approximately one-acre parcel in Mawdsley when it sold that business. The retained parcel was once occupied by a tannery, and tannery-related contamination (heavy metals) has been detected in the soil and groundwater at the site. Adwest is currently negotiating to give the property to a company which plans to redevelop the property for residential use. Under the terms of the contemplated transaction, the buyer would agree to conduct any required remediation and agree to indemnify Adwest for environmental liabilities associated with the site.

14. VOFA Environmental Matters. In January 1997, DASI acquired the stock of VOFA. A risk assessment conducted in 1993 at the leased VOFA site in Dusseldorf, Germany detected soil contamination associated with historical waste burial, tar pits and electroplating operations. No additional investigation or remediation has been performed to date with regard to this contamination.

                                  SCHEDULE 9.5

                                   Litigation

1. Ford Parking Brake Recall. In late 1994, Ford Motor Company issued a recall of a series of manual-transmission Ford vehicles (1992-94 Ford F-150, F-250 and F-350 trucks; 1992-94 Broncos; 1993-94 Rangers and Explorers; and 1993-94 Mazda B-Series/Navajo vehicles assembled by Ford) to replace self-adjust parking brakes manufactured by the parking brake division of Orscheln, Dura's predecessor-in-interest. Ford had been receiving reports and complaints that the brakes would either "skip through" on apply (i.e., the park brake sector and teeth would not engage) or "skip out" under load (the park brake sector and pawl would engage in a "tip on tip" condition and then release). Orscheln developed a "cam-in" fix that, by forcing the pawl into the teeth, prevented "skip through" on apply; Orscheln and Dura maintain that the design of the brake has never permitted alleged "skip outs."

      Pursuant to a letter agreement between Dura and Ford executed in August 1994, Dura agreed to reimburse Ford for 50% of the costs incurred by Ford in satisfying the recall, provided that Dura's share of such costs shall not exceed $6 million. Dura has contributed the maximum amount of $6 million toward this recall effort.

      Dura is also involved in a product recall relating to the same issue with respect to the Ford Contour/Mystique in Europe. Dura has agreed to pay 50% of the costs of that recall not to exceed $1.0 million, which payments totaled $0.4 million as of December 31, 1998.

2. Ford Self-Adjust Parking Brake Claims and Litigation. The type of alleged failures that prompted the Ford recall have also led to a number of claims and lawsuits, principally against Ford Motor Company, alleging that the parking brakes manufactured by Dura's predecessor-in-interest were defective and unreasonably dangerous. Dura is principally exposed to two types of potential claims in connection with the self-adjust parking brakes:

      (a) claims for "contribution" or "indemnification" asserted by Ford Motor Company; and/or

      (b) claims that are also brought directly against Dura by owners or injured occupants of Ford vehicles for personal injuries or others for claims arising out of caused by a "roll away vehicle."

      With respect to these claims, Dura's joint venture agreement with Orscheln specifically provides as follows:

      (a) Dura is liable for any such claims arising out of accidents that take place on or after August 31, 1994, the closing date of the joint venture agreement; and

      (b) Dura will also indemnify Orscheln for any such claims (except for the Bobb case, which is discussed below) arising out of accidents that take place prior to August 31, 1994, but only to the extent that any such losses are not paid by Orscheln's pertinent insurance policies. Thus, Dura could conceivably be held liable for claims arising out of pre-closing accidents to the extent that (i) the claim does not meet Orscheln's deductibles, (ii) Orscheln's policy limits are exhausted, or (iii) any punitive damages are awarded against Orscheln in connection with claims arising out of such accidents if punitive damages are not encompassed by Orscheln's insurance policies.

3. Product Liability Claims. To date, Dura is aware of two product liability actions for personal injuries that were brought directly by plaintiffs against Orscheln (as a co-defendant, together with Ford), claiming that the recall condition allowed the parking brakes at issue to "skip out," after which the vehicle was free to roll and subsequently cause physical injuries or property damage:

      (a) Bobb v. Orscheln Co. et al., Case No. 94:CV:1750, U.S. District Court for the Middle District of Pennsylvania.

      (b) White v. Orscheln Co., Case No. CV-N-96-00048-DWH, U.S. District Court for the District of Nevada.

      Orscheln and Ford ultimately settled the Bobb case before it went to trial for $6.5 million, divided equally. Ford has periodically maintained that Ford retains the prerogative to seek indemnity from Orscheln for Ford's share of the settlement payments, a position that Orscheln and its insurers adamantly deny.

      The White case proceeded to a jury trial in July 1998. Ford tendered its defense of the case to the Company; the Company referred this tender to its carrier, which rejected the tender. Plaintiffs subsequently added Orscheln to the case as a separate defendant; Orscheln tendered its defense of the case to Dura, which in turn referred Orscheln's tender to Dura's carrier. The interests of Dura and Orscheln were defended by counsel retained by Dura's insurance carrier.

      Orscheln and Dura settled out of the case on the last day of trial for $2.05 million. On the next day, the jury returned a verdict against Ford awarding $2.3 million in compensatory damages. On the day after that, the jury awarded plaintiffs $150.88 million in punitive damages against Ford. On December 30, 1998, the trial court granted Ford's motion for a new trial unless plaintiffs agree to a reduction in the award of punitive damages to $69 million. Plaintiffs agreed to the lesser amount and Ford has subsequently appealed the trial court decision.

      In addition to the Bobb and White claims, a general contractor filed a cross-claim against Dura and Orscheln in Simpson v. Reyes, No. EC 014758, Superior Court for Los Angeles County, California, claiming that Orscheln and Dura were responsible for alleged defects in the emergency brake system installed in a 1990 Ford F250 pickup truck involved in an accident. Dura settled this case for $325,000, and the court dismissed the case in January 1997.

      Ford's Claims. Beginning with the Bobb case, Ford has asserted that, in Ford's opinion, Dura and Orscheln should bear complete liability for all product liability and other claims arising out of the recall condition in the pertinent self-adjust parking brakes. At one point, Ford proposed that Dura and Ford arbitrate a resolution of the parties' respective liability for claims arising out of the recall condition on an omnibus basis that would address all such claims. Ford then abandoned that proposal and indicated that, unless Dura would agree to assume a mutually-acceptable percentage of the responsibility for all such claims, Ford would pursue legal remedies against Dura to recover the entire amount of any settlements, verdicts and fees that Ford incurs in defending against all such claims. Ford reiterated this position in rejecting an offer by Dura's insurance carrier to assume responsibility for 30% of any such claims. Ford made no counteroffer and instead revived its proposal for a binding arbitration. Dura's insurance carrier has indicated that none of Dura's or Orscheln's insurance carriers are agreeable to Ford's proposal for a mediation, preferring instead to continue approaching this dispute on a case-by-case basis.

      As of December 1995, Ford reported that it had received notice of approximately 415 claims relating to the recall condition. Based on the information provided by counsel for Ford, it appears that the great majority of these claims have been for property damage rarely exceeding the value of the vehicle in question. Ford also appears to have denied many of the property damage and personal injury claims.

      At last report, Ford had formally tendered its defense of approximately 25
- 30 claims to Dura and Orscheln; Ford also indicated that it will look to Dura and Orscheln for indemnification if Ford is ultimately found to be liable and required to make any payments relating to such claims. Both Dura and Orscheln have submitted these claims to their primary insurance carrier; Dura has learned that its insurer and Ford have settled a number of these cases on 50-50 or comparable bases. Dura has attempted to work together with Ford to address the claims arising from the self-adjust parking brakes originally manufactured by the Brake and Cable Business of Orscheln and does not believe that these claims have adversely affected its business relationship with Ford.

      Related Insurance Dispute. In November 1996, Dura was served with a lawsuit brought by affiliates of AIG (specifically, Commerce & Industry Insurance Company of Canada and American Home Assurance Company) in Toronto, Canada seeking a declaratory judgment that the umbrella and excess liability policies that AIG had issued to Onex do not provide coverage in connection with allegedly defective self-adjust parking brakes. Commerce & Industry Insurance Co. of Canada and American Home Assurance Co. v. Onex Corporation, Dura Automotive Systems, Inc. and Dura Automotive Holding, No. 96-CU-113454, Ontario Court (General Division). Specially, the AIG policies at issue provided (a) the first layer of excess coverage (beyond Dura's $3 million primary policy per year) for claims arising from August 31, 1994 -

April 1, 1996 in the amount of $23 million per year, and (b) an additional layer of excess coverage at $33 - $53 million per year. In principal part, the AIG affiliates claim that the policies do not provide coverage with respect to products manufactured prior to August 31, 1994 or liabilities assumed by Dura pursuant to purchase agreements. The AIG affiliates also claim that the policies should be voided with respect to self-adjust parking brake claims for inadequate disclosure at the time the policies were applied for.

      Dura and Onex dispute the allegations of the Ontario lawsuit, which remains in its preliminary stages. Dura has contested the lawsuit, which it views as part of AIG's well-publicized effort to take hard line on the coverage of all of its insured. The lawsuit had remained dormant while the parties awaited a result in the White case, but Dura anticipates that the litigation will resume in earnest if Dura finds it necessary to submit any parking brake claims to AIG in the future.

4. Chrysler Parking Brakes. In November 1995, Dura was notified by Chrysler that it had received reports of a number of parking brake failures in manual transmission vehicles, particularly in Europe. Dura was recently notified by Chrysler that Chrysler was conducting a service action with respect to affected vehicles. In February 1999, Dura contributed financial support of $1,200,000 to facilitate the service action and Dura does not believe that it will be required to make any further such contribution.

5. Chrysler Latch Litigation. In June 1996, Dura was served with a complaint alleging a wrongful death as the result of injuries purportedly caused by a defectively designed rear latch on a Chrysler mini-van. Estate of Sergio Jiminez
v. Chrysler Corporation et al., No. 296129611, U.S. District Court for the District of South Carolina. Chrysler and two other suppliers to Chrysler were also named as defendants in the complaint. Chrysler had assumed the defense of, and will indemnify Dura with respect to this claim as long as the plaintiffs do not make any claim alleging a manufacturing defect as it relates to Dura. Plaintiffs have not advanced any such claim and on August 4, 1997, Dura was advised of the dismissal of the three parts suppliers. This case was subsequently settled against Chrysler without recourse to Dura and the other suppliers. Subsequent complaints (Hill case and Slatcher case) against Dura and Chrysler were assumed and are being defended by Chrysler who will indemnify Dura as noted above.

6. Lois Duke. In December 1995, Dura received notice from an attorney for Lois Duke contending that Ms. Duke suffered unspecified injuries when she was ejected from the back door of a 1992 Dodge Caravan. Ms. Duke's attorney contends that the latch for the rear door was defectively manufactured by Dura and requested that Dura place its insurance carriers on notice of this claim. Dura has placed its insurer on notice of this claim and has referred this matter to Chrysler for direct action. Since then, Dura has not received any additional comments from Chrysler.

8. KPI Acquisition. In connection with the acquisition of KPI, Dura has assumed any liability that proves to be associated with following litigation that has been disclosed to Dura and has not been previously settled:

      o The claims connected with the PRP sites listed at Schedule 6.12 to the KPI Purchase Agreement, with such liabilities indemnified by Sparton Corporation ("Sparton") on a limited basis as set forth in the KPI Purchase Agreement.

      Based on the information Dura has received to date, Dura believes that none of these claims present potential exposure of a material nature.

      In addition, since the parties executed the KPI Purchase Agreement, Sparton has alerted Dura of three additional legal disputes involving the companies acquired by Dura which have not been settled as of December 31, 1998:

      (a) Chrysler has alleged that KPI produced Minivan brake pedals with improper pedal pad reinforcements, resulting in some failures as a consequence of pedal pads having bended. Chrysler may be considering a recall on brakes that have been installed with this condition. No additional comments have been received from Chrysler on this issue.

      (b)   KPI has initiated claims against United Technologies Automotive
            (UTA) in connection with flaws in solenoids provided by UTA for automatic transmissions manufactured by KPI for Ford. Dura understands that the solenoid is responsible for the park/lock function of the Ford vehicles incorporating this automatic transmission. Although KPI maintains that this situation is entirely the responsibility of UTA, there is a possibility that Ford will maintain that KPI is at fault (consistent with the aggressive approach that Ford has begun to employ on such issues with its suppliers). In that event, Sparton has agreed to retain liability for all damages and expenses consistent with Section 9.10 of the KPI Purchase Agreement.

      (c) Handy & Harmon Specialty Wire Group and Cable Control Technologies have made claims against Sparton for Payment of approximately $150,000 on unpaid invoices relating to wire supplied to Sparton by the claimants. Sparton has indicated that such amounts are not owing due to charge backs for reworking defective wiring delivered to Sparton by the claimants. Any liability resulting from such claims shall be indemnified by Sparton pursuant to and subject to the limitations set forth in the purchase agreement.

      In 1996, Sparton Engineered Products, Inc. filed a breach of contract action against one of its suppliers entitled Sparton Engineered Products, Inc.
v. Cable Controls Technologies, Inc., No. 1:96CV842, U.S. District Court for the Western District of Michigan. A default judgment was entered against CCT on January 13, 1997. The trial court denied CCT's motion to set aside the default judgment and permit CCT to file related counterclaims for breach of contract and other dealings between Sparton and CCT. The trial court's decision was recently affirmed by the U.S. Sixth Circuit.

9. Dura Avenue Landfill. In October 1996, Dura received notice that the City of Toledo, plaintiff in the lawsuit City of Toledo v. Allied Signal, Inc., et al., Case No. 3: 90, CV 7140 U.S. District Court of the Northern District of Ohio, filed a motion to file an amended complaint naming Dura as a defendant. The lawsuit related to cleanup of Dura Avenue Landfill site in Toledo. The complaint was never served on Dura. On January 26, 1998, the City of Toledo moved to file an amended complaint which no longer names Dura as a defendant. Dura expects no further involvement in the litigation.

10. King Road Landfill. In April 1998, Dura received correspondence from Lucas County, Ohio and a private law firm asserting that Dura is one of more than 60 entities with potentially liability under CERCLA with respect to the King Road Landfill in Lucas County Ohio, and stating that the County intends to commence litigation against the identified entities. Dura denied all liability and asked to know the County's basis for considering Dura potentially liable. Dura has not received any information from the County. On January 12, 1999, Dura was served with a complaint filed by Lucas County naming Dura and 60 other companies seeking cost recovery and declaration of liability under CERCLA and other common law grounds. The company will dispute this action.

11. Miscellaneous EEOC Claims. In the normal course of business Dura and its Subsidiaries may be cited for miscellaneous claims relating to alleged age discrimination, sex discrimination and wrongful dismissal. Dura estimates its exposure in such cases to be minimal.

12. TRW Automotive Claim. In February 1996, Dura Shift Systems, Inc. (f/k/a Tamco Manufacturing) placed a production order with TRW Automotive Electronics Group, whereby TRW was to develop certain prototype and production tooling for Dura Shift Systems, Inc. In September 1996, Dura Shift Systems, Inc. informed TRW that it would no longer require the tooling and instructed TRW to hold up development and production. In November 1996, TRW wrote a letter to Dura Automotive Systems, Inc. Column Shifter Operations ("Column Shifters") (f/k/a GT Automotive Systems) (followed by a letter sent in January 1997 detailing the purported basis for its monetary claims), claiming $172,807.00 in R&D costs as damages for Column Shifters' alleged breach of a tooling production contract. Column Shifters disputed the claim and in April 1997 offered TRW $50,128 to settle the claim, which TRW refused in May 1997. Column Shifters continues to dispute the validity of TRW's claim and no further correspondence from TRW has been received. Regardless of how this claim is resolved, as part of the stock purchase agreement dated as of August 1, 1997, by and between Dura Shifter Holding Corp. and the former owners of Column Shifters, such former owners have agreed to indemnify Dura and Dura Shifter Holding Corp. for any costs or liabilities incurred as a result of this TRW claim.

13. Adell Patent Litigation. In October 1998, Adell Corporation initiated litigation against Dura alleging infringement of an Adell Patent allegedly covering a locking device for spare tires. See Adell Corporation v. Dura Operating Corp. f/k/a Dura Automobile Systems, Inc. and Elco Textron, 3-98CV2384-T, United States District Court for the Northern District of Texas, Dallas Division. The original complaint named only Dura. In November 1998, Adell Corporation filed an amended complaint naming Elco Textron as an additional defendant.

      In its amended complaint, Adell claims that Dura and Elco Textron have infringed U.S. Patent 5,638,711 (the '711 Patent), entitled "Spare Tire Locking Device." Specifically, Adell claims that Dura and Elco have infringed the '711 Patent through the manufacture and sale to General Motors Corporation of a spare tire hoist locking device to be used on General Motors 1999 model year trucks. As of September 1998, Dura no longer sells the components that Adell alleges infringe the '711 patent.

      Dura and Elco Textron filed a motion to dismiss based on lack of personal jurisdiction and improper venue or in the alternative to transfer the case to the Eastern District of Michigan. The complaint was dismissed on February 9, 1999.

14. Acme/Universal Tool & Stamping Litigation. Dura acquired Universal Tool & Stamping Company, Inc. ("Universal") from Acme Packaging Corporation ("Acme") under a Stock Purchase Agreement executed on March 9, 1998. Acme agreed in the Stock Purchase Agreement to indemnify Dura for any liability incurred in the following matters disclosed by Acme as pending against Universal as of the date of the acquisition:

      1. Bradley Wayne Stokes v. Ryan Goolsby, Individually, and as agent for James Goolsby, James Goolsby, and General Motors Corporation, Pontiac Division and Chevrolet-Pontiac-GMC and Universal Tool & Stamping Co., Inc., No. 21,251B, 194th District Court, Taylor County, Texas

      2. William Hayes v. Sayville Ford, Inc. and Universal Tool & Stamping Company, Inc., No. 18687/92, Supreme Court of the State of New York County of Suffolk

      3. Marc Eric Cojocariu and Kelly Ann Cojocariu v. Ford Motor Company and Universal Tool & Stamping Company, Inc., No. 02347, Court of Common Pleas of Philadelphia County, Pennsylvania

      4. Rosa Rollins and Walter Rollins, Jr., individually and on behalf of the Estate of Walter Rollins, III, Deceased v. Chrysler Corporation, Torrado Town Par Chrysler-Plymouth, Inc. and its successor Torrado Inc., and R.L. Faubion and Travis H. Cocby, a Partnership, d/b/a/ RIO Auto Sales, No. C-95-1204-D, District Court of Webb County, Texas

      It is Dura's understanding that the Hayes and Cojocariu cases have been settled. Dura is uncertain of the status in the bankruptcy of any amounts paid by Acme to settle these cases. The Stokes and Rollins cases remain pending. Stokes and Rollins are both products liability actions alleging design defects and failure to warn with respect to certain car jacks manufactured by Universal before the Stock Purchase Agreement was executed. Both Stokes and Rollins may be subject to mediation or settlement in the near future.

      On September 28, 1998, Acme filed a voluntary petition for reorganization under Chapter 11 of the federal bankruptcy laws. In re: Acme Metals Incorporated, Acme Steel Company, Acme Packaging Company, Alpha Tube Corporation, Alabama Metallurgical Corporation and Acme Steel Company, International, Inc., No. 98-2179, United States Bankruptcy Court for the District of Delaware.

      Until recently, Acme had been defending the Stokes and Rollins matters under an order from the bankruptcy court permitting continued payments to certain professionals. On March 1, 1999, however, Acme filed a motion in the bankruptcy court to reject the Stock Purchase Agreement, including its indemnity provisions, as an executory contract. Dura anticipates that it will take over the defense of Universal in Stokes and Rollins and that it will seek reimbursement from Acme for defense costs and any liability, subject to the bankruptcy.

15. Miscellaneous Contract Disputes. In the normal course of business, Dura and its Subsidiaries may be cited for miscellaneous claims relating to contract disputes. Such claims are aggressively pursued and either dismissed or settled. Dura estimates its exposure in such cases to be minimal.

16. Trident Litigation. In April 1998, Dura acquired Trident Automotive plc and has assumed certain liabilities associated with various contract disputes. Dura has disposed several claims and estimates the remaining exposure to be minimal.

      Notice has been received from Toyota Motor Manufacturing Co. seeking indemnification for patent infringement claims made by Turn-Key-Tech. The issue relates to the design in the manufacturing process. Dura's position is that the design was directed by Toyota who dictated tooling design and the processing method. The notice has been forwarded to attorneys for review of patent documentation.

      Dura has received a "Notice of Claim" from Trident predecessor, FKI Industries, advising the company of a potential tender of a product liability claim. The notice describes a former employer's workplace injury, allegedly due to the removal of safety features, which is the basis of a lawsuit against the machine manufacturer. Such lawsuit, if tendered to FKI Industries, may be tendered to Dura as successor.

17. Excel Litigation. Excel is a party to a number of product liability and employment law claims in the ordinary course of business. They are not anticipated to have a material adverse effect either individually or in the aggregate.

18. Excel Potential Litigation. RVU Limited, an United Kingdom corporation, has sent a letter to Atwood Mobile Products, a subsidiary of Excel, making claims allegedly totaling approximately $440,000 relating to the liquidation of Atwood Mobile Products S.r.L., an Italian limited liability company and former subsidiary of Excel. Excel has denied any liability.

19. Adwest Litigation. In November, 1996, Adwest sold Field & Grant and Spectar Switchgear. A lawsuit was filed against Adwest for breach of warranties in connection with the sale of these businesses. In February, 1999, Adwest received a re-issued writ indicating a claim for between Li.700,000 and Li.1,000,000. Adwest estimates the liability between Li.200,000 and Li.300,000. Adwest believes the claim relates to the estimated and warranted amounts of debt and creditors with respect to the businesses sold.

20. Adwest Tax Litigation. The German authorities conducted a tax audit which identified a number of potential liabilities. The maximum tax liability is DM3.8 million, which includes interest. This liability will be satisfied by drawing against an escrow account of DM5.0 million.

21. Please see the attached chart for additional Excel litigation matters.

                                EXCEL OPEN CLAIMS

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
Marina Bauer v.                   Atwood/Excel has not been named as defendant. Atwood Automotive      Atwood produced documents in
General Motors                    (Battle Creek) supplied a seat recliner mechanism to Johnson         response to a Non-party
                                  Control for inclusion into seat assembly for GM. Plaintiffs          Document Subpoena received
Zurich #9010065669                alleged seat support broke causing the 1991 Safari mini-van to       July 1998.
Date opened: 1998                 crash. Seat allegedly had been recalled by GM and repaired by
Incident Date: 7/10/94            auto dealer prior to incident.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Juanita Kavanagh and Gerald       Juanita Kavanagh was operating a bus and struck uneven pavement      Attempting to identify seat
Kavanagh v. Keiper Recaro,        and alleges that bus seat collapsed causing her injuries. Unknown    assembly to determine if any
Atwood Automotive                 if seat or mounting pedestal collapsed.                              exposure exists.

Zurich #9530029521
Date opened: 1998
Incident Date: 9/19/96
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ingrid Canouse v.                 Plaintiff was operating a bus and struck uneven pavement which       Attempting to identify seat
Keiper Recaro and Atwood          reportedly caused seat to collapse.                                  assembly to determine if any
Automotive                                                                                             exposure exists.

Zurich #9080020955
Date opened: 1/15/97
Incident Date: 1/26/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Luke Loggins et al. v.            Minor plaintiff, 3 years old, stuck finger into seat assembly        Discovery process underway.
General Motors, et al.            (and reportedly into hole in the recliner mechanism) of a 1993
                                  GMC pickup truck. As the seat back was reclined, the child suffered an amputation of his 5th finger.
Zurich #9080020955
Date opened: 1/15/99
Incident Date: 1/26/97
------------------------------------------------------------------------------------------------------------------------------------

CLAIMS  --  Ford Warranty - In February 1999, Ford Motor Company notified Excel that Ford considers Excel to be responsible in part for excessive ongoing warranty liability attributed to the PN-96 Backlite assembly. Ford has indicated the value of the claim to be $3.2 million. Excel intends to vigorously contest the claim and facts put forward by Ford Motor Company.

                                  OPEN CLAIMS: FOURTH QUARTER 1998
                                          ROCKFORD FACILITY

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
Great American Insurance Co.      Subrogation claim received from Great American Insurance Co.         Investigation on 7/9/97 found
Owners Rental of Phoenix          representing Owner's Rental of Phoenix, AZ 1993                      water heater intact and not a
Zurich                            Fleetwood Bounder caught fire and caused damages to their motor      source of the motor home
908-0015360                       home and two other neighboring homes.                                fire. August, 1997 sent
(AZ)                                                                                                   letter denying claim. 6/98
Date Opened: 5/28/97                                                                                   Great American attempting to
Accident Date: 3/30/97                                                                                 have Zurich arbitrate - no
Water Heater G6A-76                                                                                    authority to do so.
------------------------------------------------------------------------------------------------------------------------------------
Groat, Virginia                   Mrs. Groat and husband were removing Jayco Pop-up camper             Requested photos and
Zurich                            from their truck. She is attaching wheel on to jack.                 supportive documentation.
980-0005550UR                     States trailer came off ball and trailer/coupler landed on           Received. I have attempted to
(NC)                              her hand.                                                            contact them to do
Date Opened: 7/17/98                                                                                   inspection. No success.
Accident Date: 2/20/98
Jack - unknown
------------------------------------------------------------------------------------------------------------------------------------
Gyles, Michael                    Complaint that while towing boat, the trailer hit back of            Received part. Sent report on
Erie Insurance Group              tow vehicle.                                                         10/12/98. Denied claim.
Zurich
953-002976007
(PA)
Date Opened: 11/25/98
Accident Date: 9/20/98
Brake Actuator
P/N 84132
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
State Farm Insurance              Brake system on a new Heritage BT22T44 Trailer. Claim states the     Nov. 1997 sent letter to
Renlund                           accident occurred as a result of a defective brake cluster on the    State Farm requesting more
Zurich                            trailer. They claim that the backing plate was bent prior to         legible photos and requesting
(UT)                              accident.                                                            product to be sent for
Date Opened: 10/7/97                                                                                   inspection. 6/22/98 received
Accident Date: 9/26/96                                                                                 color photos. Question of
Brake                                                                                                  causation and chain of
                                                                                                       evidence.
------------------------------------------------------------------------------------------------------------------------------------
Thorn, Elva & Harold              Law firm representing the Thorns in regards to an accident on        Received police
Zurich                            December 1, 1997. The Thorns were driving their vehicle in           report/pictures. Sent letter
(MN)                              Minnesota and an oncoming vehicle (driven by P. Jensen) crossed      of notice to preserve
Date Opened: 1/12/98              the median losing their trailer and collided with the front end      evidence. Ball came out of
Accident Date: 12/1/97            of the Thorn vehicle causing serious injuries to both of them.       receiver and was still in
Coupler                                                                                                coupler when trailer came to
                                                                                                       rest. Litigation commenced
                                                                                                       against driver of trailer and
                                                                                                       owner of the trailer.
                                                                                                       Plaintiff has not elected to
                                                                                                       pursue a claim against us.
------------------------------------------------------------------------------------------------------------------------------------
Wadsworth, George                 Mr. Wadsworth claims the water heater was leading, resulting in      We have had communication
Zurich                            water damage to his 1988 39 foot Excel Fifth Wheel Trailer.          with him and Camping World,
901-0065758 LB                                                                                         the installer of the
(OR)                                                                                                   replacement unit. Bob Quincy
Date Opened: 10/6/98                                                                                   originally did test the unit
Accident Date: 10/11/97                                                                                and found no leaks. Product
Water Heater                                                                                           returned.
------------------------------------------------------------------------------------------------------------------------------------

                        OPEN CLAIMS: FOURTH QUARTER 1998
                               GREENBRIER FACILITY

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
Gobeli, Michael                   Gobeli's attorney sent letter on the minor daughter's behalf,        7/14/98 received demand
Zurich                            claiming injuries sustained in an accident, which occurred           package of $1.5 million
984-0021977                       3/10/96. Mr. Gobeli was boiling water on stove. Grate, clip
(FL)                              supporting cook top "gave out" allowing water to hit child.
Date Opened: 8/7/97
Accident Date: 3/10/96
Wedgewood Range
------------------------------------------------------------------------------------------------------------------------------------
Lance                             Owner of Lance Camper unit turns burner knobs on and explosion       Matter has been discussed
Rod Friese                        occurs. Children hear "Chirping noise" prior to incident. 2 minor    with Lance Camper and
Zurich                            children and 1 adult seriously injured.                              obtained Fire Marshals report
(WA)                                                                                                   - attorney for injured party
Date Opened: 5/20/97                                                                                   had expert review propane
Accident Date: 4/6/97                                                                                  system and found no leaks.
Possible Range                                                                                         6/98 I have heard that action
                                                                                                       is being pursued against
                                                                                                       Lance.
------------------------------------------------------------------------------------------------------------------------------------
Palmer, Wayne                     While preparing dinner in Palmer's 1997 Mountain AIRE 5th Wheel      Mr. Palmer has retained an
Zurich                            Trailer, a guest walked past the island kitchen stove brushing the   attorney. 2/98 talked to
9210019603-001                    stove top lid and knocking over a pot of boiling water onto the      attorney, Mike Hedges, and
(KS)                              owners ankle causing 2nd and 3rd degree burns. Requesting medicals   he is to initiate settlement
Date Opened:  9/30/97             to be paid.                                                          demand package.
Accident Date: 6/28/97
Wedgewood Stove Cover                                                                                  9/98 received settlement
                                                                                                       demand of $75,000. Zurich
                                                                                                       places a $21,000 value on
                                                                                                       case with a 50% liability.
                                                                                                       Requested current photos of
                                                                                                       Palmer's injury.
------------------------------------------------------------------------------------------------------------------------------------

                         OPEN SUITS: FOURTH QUARTER 1998
                                ROCKFORD FACILITY

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
Brown, Barbara                    Plaintiff sustained injuries to her hand while unhitching            Atwood has been third party
Zurich                            a utility trailer. Coupler is alleged defective.                     into this suit by defendant
923-0038489-001                                                                                        AA to Z Rental and Equipment
(TX)                                                                                                   Sales. Ed Dibbin and George
Date Opened: 11/20/97                                                                                  Gill performed onsite
Accident Date: 6/20/97                                                                                 inspection on 2/24/98.
Coupler 80072                                                                                          Product abused/damaged.
                                                                                                       Discovery ongoing. 12/4/98
                                                                                                       received word from Carl Green
                                                                                                       that we have been non-suited
                                                                                                       by AA to Z Rental.
                                                                                                       (Dismissal without
                                                                                                       prejudice).
------------------------------------------------------------------------------------------------------------------------------------
Jimmy Eberhardt                   Subrogation claim by Foremost Insurance Company is claiming fire     Reviewed their expert cause
Foremost Insurance                damage to their insures 1989 Winnebago Chieftain Motor Home due      and origin report and
Zurich                            to a water heater.                                                   photographs. Sent letter
923-37964                                                                                              11/3/97 requesting more
(MI)                                                                                                   information. 2/17/98 received
Date Opened: 9/12/97                                                                                   a statement of their insured.
Accident Date: 8/4/97                                                                                  Everything turned off except
Water Heater                                                                                           refrigerator. We denied
                                                                                                       subrogation. 9/8/98 suit
                                                                                                       filed for $20566.75. Economic
                                                                                                       settlement rejected.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
Forysth, John                     Construction piece of equipment utilized a jack on the tongue.       9/14/98 Attorney Bauerle put
Zurich                            While moving equipment "pin which held the jack in place gave        in place by Atwood. 12/8/98
924-0053691 99                    way". Tongue fell on foot.                                           George Gill and Ed Dibbin
(Iowa)                                                                                                 inspected equipment. Jack is
Date Opened: 8/18/98                                                                                   an Atwood 500 lb. capacity
Accident Date: 6/11/97                                                                                 lock pin swivel mount style.
Jack                                                                                                   Bolt on bracket bent, not
                                                                                                       allowing jack to swivel. Jack
                                                                                                       handle functions/caster wheel
                                                                                                       ok. Retaining washer has been
                                                                                                       welded.
------------------------------------------------------------------------------------------------------------------------------------
Golden, Anthony and Frankie       Golden was using the jack on a utility trailer when the bolts        Answer complaint. Possibly
Zurich                            attached to it separated from frame-trailer fell on his right        bracket and bolts are not
(AK)                              foot. Complications due to diabetes.                                 available. Trailer
Date Opened: 9/8/98                                                                                    Manufacturer welded a bracket
Accident Date: 5/11/95                                                                                 on. Discovery initiated to
Jack Assembly                                                                                          plaintiff.
------------------------------------------------------------------------------------------------------------------------------------
LeBlanc                           1992 Ford L9000 Totter, pulling trailer. Trailer disengaged,         Carson/Insurer seeking
Zurich                            collided with defendant's vehicle.                                   recovery of $750K. 10/97
(KS)                                                                                                   deposition of George Gill and
Date Opened 9/13/96                                                                                    Ed Dibbin taken. 2/98 Carson
Accident Date: 11/21/95                                                                                attorney attacks patent;
Coupler 81911                                                                                          seeking also sanctions and
                                                                                                       motions to compel related to
                                                                                                       10/97 depositions. Motion
                                                                                                       hearings on June 18, 1998.
                                                                                                       Motion taken "under
                                                                                                       consideration" by the Judge.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                           DESCRIPTION                                                STATUS
------------------------------------------------------------------------------------------------------------------------------------
Montes, Mereado                   Trailer disengaged, crossed lane and collided with Montes' vehicle   Ed Dibbin & Dr. Blotter made
Zurich                                                                                                 full investigation of
951-015918NS                                                                                           product, trailer and accident
(Virgin Islands)                                                                                       scene. No evidence of coupler
Date Opened: 1/3/96                                                                                    defect. Deposition of Bob
Accident Date: 7/1/93                                                                                  Nelson taken on July 14,
Coupler 84176 ?                                                                                        1997. Some follow-up
                                                                                                       interrogatories filed by
                                                                                                       plaintiff. Waiting for courts
                                                                                                       ruling on our jurisdictional
                                                                                                       motion.
------------------------------------------------------------------------------------------------------------------------------------
Quint, Paul                       Product has been identified as a jack. The mounting bracket          Received and responded to
Zurich                            location is unknown. Trailer location unknown. Plaintiff did not     complaint. Discovery is
974-003050 BF                     own trailer. We will try to get part sent in for inspection.         ongoing. Plaintiffs hired
(MI)                                                                                                   expert from Triodyne. He has
Date Opened: 12/8/97                                                                                   attacked design use of thrust
Accident Date: 8/2/96                                                                                  ring. We have provided
Jack                                                                                                   counter information. Non
                                                                                                       binding mediation resulted in
                                                                                                       $37,500 for plaintiff. We
                                                                                                       rejected. Plaintiff accepted.
------------------------------------------------------------------------------------------------------------------------------------
White, Cynthia, et al.            Deceased was operating 1981 Ford truck with minor child as           Investigation conducted on
Zurich                            a passenger. A 1968 Chevrolet truck with trailer was approaching     September 23, 1997. No
(KY)                              in opposite lane. Trailer disconnected crossed median and collided   product defect found. Made
Date Opened: 5/22/97              with deceased's truck. Safety chains failed.                         motion for summary judgement
Accident Date: 4/9/96                                                                                  based on no product defect
Coupler 81911                                                                                          affidavit. Trail date
                                                                                                       indefinitely continued.
                                                                                                       Offered $50,000 as a "Cost of
                                                                                                       defense" settlement.
                                                                                                       Plaintiff's settlement demand
                                                                                                       is now $100,000.
------------------------------------------------------------------------------------------------------------------------------------

                         OPEN SUITS: FOURTH QUARTER 1998
                            BETTER PRODUCTS FACILITY

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                               DESCRIPTION                                         STATUS
------------------------------------------------------------------------------------------------------------------------------------
Rose, Norma                       Excel and Atwood entities brought in on third amended complaint.     Response to complaint with
Zurich                            Ford Motor, dealership and conversion company already defendants.    General denial and
(TN)                              Plaintiff fell asleep at wheel of 1993 Ford conversion van, goes     affirmative defenses. Motion
Date Opened: 3/4/98               off road, and comes to rest. Claims that impact with ditch caused    for summary judgement has
Accident Date: 4/19/96            vehicle to have a severe force transmitted through seat, resulting   been filed based on lack of
Sealing System                    in spine injury.                                                     successor liability. Trial
                                                                                                       date was set for April, 1999.
                                                                                                       Plaintiff filed a non-suit.
                                                                                                       May refile in another
                                                                                                       jurisdiction. Close 1st
                                                                                                       quarter 1999.
------------------------------------------------------------------------------------------------------------------------------------

                         OPEN SUITS: FOURTH QUARTER 1998
                               SALT LAKE FACILITY

------------------------------------------------------------------------------------------------------------------------------------
  CLAIMANT/CASE
      NUMBER                                               DESCRIPTION                                         STATUS
------------------------------------------------------------------------------------------------------------------------------------
Sowards, William                  Subrogation claim brought by State Farm Insurance. They are          Atwood completed
State Farm Insurance              requesting reimbursement paid to their insured, William Sowards.     investigation and analysis on
Associated International          They are claiming a crack in the furnace heat exchanger caused the   4/28/97. Attempting to
(IL)                              fire, excessively damaging the motor home.                           negotiate reasonable
Date Opened: 1/13/97                                                                                   settlement. Made final offer
Accident Date: 11/13/96                                                                                of $78,000. This was
Furnace 8940                                                                                           rejected. Suit filed in
                                                                                                       Winnebago County.
------------------------------------------------------------------------------------------------------------------------------------
Truehart, Paul T.                 Plaintiff purchased Fleetwood Prowler 22 ft. Travel Trailer on       Information that plaintiff
Associated International          5/22/94. On 3/11/95 trailer exploded causing plaintiff injuries.     was attempting suicide.
(CA)                              Approximately ten defendants named.                                  2/27/97, attended inspection
Date Opened: 5/22/96                                                                                   with our expert Keith Naeve.
Accident Date: 3/11/95                                                                                 Furnace is in excellent
Furnace 8520-111                                                                                       condition. Trailer has been
                                                                                                       salvaged. 8/98 we were
                                                                                                       granted summary judgement.
                                                                                                       11/98 there is a notice of
                                                                                                       appeal by plaintiff. Trial
                                                                                                       proceeded against Fleetwood
                                                                                                       and Dan Gamel.
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 9.7

                                      ERISA

1. Dura Automotive Systems, Inc. Group term Life Insurance and Supplemental Term Life Insurance Plan(1)

2. Comprehensive Medical, dental and Prescription Drug Plan (Salaried and Non-Union Hourly)(2)

3.    Dura Automotive Systems, Inc. Medical Insurance Plan for Union
      Employees(1)

4. Dura Automotive Systems, Inc. Medicare Supplemental Plan; AARP Coverage for Retired Salaried Employees(2)

5.    Medicare Part "B" Reimbursement Plan (Former Toledo UAW Employees)(1)

6. As part of a former shareholder of GEL (Predecessor to Dura Automotive Column Shifter Operation's (Mr. Cope's) Agreement for Sale of Stock (1/1/92) and Stock Redemption Agreement (11/1/96), Mr. Cope (who has retired as an executive) has an individual contract which provides for post-retirement health benefits and payment of premiums for life insurance coverage.

7. Trident Automotive Group Medical Plan (stipend available for certain retirees at Kentwood, Milan, Blytheville and Rochester Hills locations)

8.    Excel Industries, Inc. Employee Benefit Master Plan

9.    Atwood Industries, Inc. Employee Benefit Plan

----------
      (1) Includes benefits for employees after retirement or other separation from service.

      (2) Includes benefits for "grand-fathered" employees after retirement from service.

                                SCHEDULE 11.4(J)

                              EXISTING INVESTMENTS

1. Trident holds an approximate 12.66% interest in ACK Controls, Inc., a joint venture formed by Chuo Spring Company Limited, Kokuku Steel Wire Limited and Trident, pursuant to the ACK Joint Venture Agreement, dated October 19, 1989 and as amended in the ACK Joint Venture Restructuring Agreement dated December 23, 1991.

2. Trident has recently entered into a joint collaboration agreement with Chuo Spring Company Limited pursuant to which the parties have agreed to collaborate on certain licensing arrangements on a worldwide basis.

3. Trident holds an approximate 19% interest in ANR S.A., a joint venture with Neyr S.A. (which holds the remaining 81% interest).

4. Various loans have been made to certain management stockholders of Dura Automotive Systems for purchase of Class A Common Stock, par value $.01 per share. The amount of such loans is less than $100,000.

5. Dura/Excel do Brazil, LTDA, a Brazilian limited liability company ("Dura/Excel"). Dura owns 50% of the outstanding shares of Dura/Excel and Excel owns 50% of the outstanding shares of Dura/Excel. Dura/Excel owns 51% of stock of Pollone S.A. Industria E Comercio ("Pollone"). Also, Dura and Excel collectively hold promissory notes in the amounts of $6,359,000 from Dura/Excel, and $5,736,000 million from Pollone.

6. Dura owns an 19% equity interest in Thixotech Inc. ("Thixotech"). Dura also holds a C$4 million promissory note from Thixotech which is convertible into approximately an additional 42% equity interest in Thixotech.

7.    Investments of Excel Industries, Inc.:

      a)    Dura / Excel do Brazil Ltda. - Ltda. Shares

      b)    Notes Receivable - Pollone S.A.

      c)    Notes Receivable - Schade GmbH & Co. KG

8. Atwood Industries has investments in partnership interests in various limited partnerships. Such interests have a carry book value of $75,000.

                                  SCHEDULE 11.5

                                  INDEBTEDNESS

1. $75,000 Note dated November 9,1990, made by Dura, payable to the City of Moberly, with an outstanding principal balance of $17,411.35 as of December 31, 1998. (Expiration date November, 2000)

2. $270,000 Note dated May 22, 1992, made by Dura, payable to the City of Hannibal and Missouri Department of Economic Development, with an outstanding principal balance of $179,933.36 as of December 31, 1998. (Expiration date January, 2005).

3. $270,000 Note dated May 22, 1992, made by Dura, payable to the City of Hannibal and Missouri Department of Economic Development, with an outstanding principal balance of $117,287.06 as of December 31, 1998. (Expiration date August, 2002)

4. Note dated July 1, 1996 in original amount of C$2,100,000, made by Dura, payable to Nealvest Investments Limited. Outstanding principal and interest balance of Can.$787,500 as of December 31, 1998 secured by a Letter of Credit.

5.    LETTERS OF CREDIT

      (a) To secure payment of workers' compensation losses covered under Self Insured and Large Deductible Programs for subsidiaries of DASI:

                                                                     Expiration
            Issuing Bank       Beneficiary              Amount          Date*
            ------------       -----------              ------          -----
            Comerica           State of Michigan        100,000       11/25/99

      (b) Letter of Credit issued under this Agreement to Nealvest Investments Limited in order to secure the promissory note referenced in paragraph 4 above.

----------
* Automatic renewal unless notified otherwise.

      (c)   Letters of Credit for Excel Industries, Inc.:


            Issuing Bank       Beneficiary                          Amount
            ------------       -----------                          ------

            Key Bank           Bank America Trust & Banking       $3,070,000
                               Grand Cayman, Cayman Islands

            Key Bank           Continental Casualty Company       $1,379,000

            Key Bank           Hoover Universal, Inc.             $  155,175

6. As of December 31, 1998, DURA Automotive Systems (Europe) GmbH and DURA Deutschland GmbH have approximately 9,840,000DM (reduced from 26,607,050DM of indebtedness) outstanding that was assumed when Dura acquired such entities. See Exhibit A for a breakdown of the loans for DURA Automotive Systems (Europe) GmbH and DURA Deutschland GmbH.

7. Capitalized lease obligation in the amount of FF 1,432,000 in Le Mans France where Dura Automotive Systemes S.A. leases a warehouse.

8.    See Capital Leases on Exhibit B.

9. Capitalized lease obligation of Dura Automotive Systems Cable Operations, Inc. in the amount of $26,000 in Kentwood for the climate control system.

10. Customs Bond of Dura Automotive Systems Limited in the amount of $115,000 outstanding in the U.K. with Nat West.

11.   Miscellaneous foreign locations capitalized leases less than $350,000

12. Dura Automotive Systems, SA has guaranteed a line of credit of ANR S.A. in the amount of FF800,000.

13. Note dated September 1993, made by Excel, payable to [Kentucky Economic Development Financing Authority], with an outstanding balance of $258,750 as of March 6, 1999. (Expiration date September 30, 2003.)

14. $3,000,000 Series A Note, assumed by Excel, payable to U.S. Trust, with an outstanding balance of $75,000 as of March 6, 1999. (Expiration date June 30, 1999.)

15. $4,000,000 Note, made by Atwood Industries, Inc. ("Atwood"), payable to [Met Life Capital] with an outstanding balance of $2,076,777 as of March 6, 1999. (Expiration date December 31, 2000.)

16. $2,400,000 mortgage, made by Atwood Automotive, Inc., payable to United of Omaha Life Insurance Company, with an outstanding balance of $1,914,675 as of March 6, 1999. (Expiration date November 1, 2000.)

17. $4,000,000 Note, made by Atwood, payable to CIT Group/Equipment Financing, Inc., with an outstanding balance of $830,695 as of March 6, 1999. (Expiration date May 2000.)

18. $1,000,000 Promissory Note, made by Atwood dated May 1994, payable to David Stewart, with an outstanding balance of $58,937 as of March 6, 1999. (Expiration date May 31, 1999.)

19. Obligations of Atwood under a Non-Compete Agreement dated May 1994, payable to Dave Stewart, with an outstanding balance of $58,937 as of March 6, 1999. (Expiration date May 31, 1999.)

20. Obligations of Atwood under a Non-Compete Agreement dated February 1997, payable to Compliance Group, with an outstanding balance of $78,834 as of March 6, 1999. (Expiration date January 1, 2000.)

21. Schade Indebtedness - As of February 28, 1999, Schade had outstanding indebtedness of DM94,199,089 with various lenders. See Exhibit C, Schade Consolidated Debt.

22. $40,000,000 Notes dated March 15, 1995, made by Adwest, payable to Principle Mutual Life Insurance Co. and Metropolitan Life Insurance Co./Metropolitan Property and Casualty Insurance Co., with an outstanding balance of $40,000,000 as of March 8, 1999. (Expiration date March 15, 2005.) An offer to prepay these Notes was made on March 15, 1999, which requires the payment of a Make-Whole Premium of approximately $3,731,763. If the offer to prepay is accepted by the holders of the Notes, repayment will be made on or about April 5, 1999.

23. DM40,000,000 Note dated January 31, 1998, made by Heidemann Gruppe GmbH & Co., KG, payable to DG Bank, with an outstanding balance of DM40,000,000 as of March 8, 1999. (Expiration date March 30, 2008.)

24. DM2,500,000 Note dated July 1, 1998, made by Adwest Kohler GmbH, payable to BFG, with an outstanding balance of DM2,500,000 as of March 8, 1999. (Expiration date June 30, 2000.)

25. FF1,000,000 Note, made by Adwest OCI S.A., payable to Bank Provincial de Loire, with an outstanding balance of FF916,000 as of March 8, 1999. (Expiration date December 1999.)

26. Notes dated July 1992, made by Adwest Electronics, Inc., payable to Robert Libby, Raymond Libby, Carl Dawson and Gerald Verhyen, with a cumulative outstanding balance of $294,000 as of March 8, 1999. (Expiration date February 2002.)

27. See the indebtedness of Pollone S.A. Industria E Comercio of $3 million, which is guaranteed by Dura, and is disclosed on Schedule 11.8 (Contingent Obligations).

                                  SCHEDULE 14.2

                     OFFSHORE AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES

DURA AUTOMOTIVE SYSTEMS, INC.

Address:    2791 Research Drive
            Rochester Hills, MI  48309

Attention:  A. M. Galat
Telephone:  (248) 299-7514
Facsimile:  (248) 299-7518

DURA OPERATING CORP.

Address:    2791 Research Drive
            Rochester Hills, MI  48309

Attention:  A. M. Galat
Telephone:  (248) 299-7514
Facsimile:  (248) 299-7518

DURA AUTOMOTIVE SYSTEMS EUROPE
GmbH
c/o Dura Automotive Systems, Inc.

Address:    2791 Research Drive
            Rochester Hills, MI  48309

Attention:  A. M. Galat
Telephone:  (248) 299-7514
Facsimile:  (248) 299-7518

DURA ASIA-PACIFIC PTY LIMITED
ACN 004 884 539

Address:    157 Herald Street
            Cheltenham, Victoria,
            Australia 3192

Attention:  Howard Toomey or David Fraser
Telephone:  613-9559-5202
Facsimile:  613-9555-8706

DURA AUTOMOTIVE SYSTEMS
(CANADA), INC.

Address:    2791 Research Drive
            Rochester Hills, MI  48309

Attention:  A. M. Galat
Telephone:  (248) 299-7514
Facsimile:  (248) 299-7518

TRIDENT AUTOMOTIVE PLC

Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Telephone:  (248) 299-7630
Facsimile:  (248) 299-7518

DURA AUTOMOTIVE SYSTEMS LIMITED

Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Phone:      (248) 299-7630
Facsimile:  (248) 299-7518

SPICEBRIGHT LIMITED

Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Phone:      (248) 299-7630
Facsimile:  (248) 299-7518

DURA AUTOMOTIVE SYSTEMS CABLE
OPERATIONS INC.

Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Telephone:  (248) 299-7630
Facsimile:  (248) 299-7518

DURA AUTOMOTIVE SYSTEMS CABLE
OPERATIONS CANADA, INC.

Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Telephone:  (248) 299-7630
Facsimile:  (248) 299-7518

MOBLAN INVESTMENTS B.V.

Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Telephone:  (248) 299-7630
Facsimile:  (248) 299-7518

DURA AUTOMOTIVE ACQUISITION
LIMITED

Address:    c/o Adwest Automotie Plc
            Headly Road East
            Woodley
            Reading RG5 4SN
            England

Attention:  David Brooks
Telephone:  44-118-9215219
Facsimile:  44-118-9272772

DURA UK LIMITED

Address:    c/o Adwest Automotive Plc
            Headly Road East
            Woodley
            Reading RG5 4SN
            England

Attention:  David Brooks
Telephone:  44-118-9215219
Facsimile:  44-118-9272772

with a copy to:
Address:    2791 Research Drive
            Rochester Hills, MI 48309

Attention:  David Liming
Telephone:  (248) 299-7630
Facsimile:  (248) 299-7518

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

For Notices (other than for Borrowing notices, and notices of conversion or continuation):

Agency Management Services #10831
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attention:  Christine Cordi
Telephone:  (415) 436-2790
Facsimile:  (415) 436-3425

For Borrowing notices, and notices of conversion or continuation:

Bank of America National Trust &
Savings Association
1850 Gateway Blvd., 5th Floor
Concord, CA  94520
Attention:  Al Johnson
Telephone:  (925) 675-8426
Facsimile:  (925) 675-8500

Payment instructions for Group Borrowings:

U.S. Dollars:     Bank of America NT & SA
                  Concord, CA
                  ABA No.:  121-000-358
                  Account Name:  Agency
                  Administrative Services #5596
                  Account Number: 12338-17014
                  Ref:  Dura-CHI296
                  Attn: Sang Lee

Sterling:         Bank of America NT & SA
                  London Branch #6008
                  SWIFT CODE:  BOFAGB22
                  Account Name:  Agency
                  Administrative Services #5596
                  Account Number: 600890661010
                  Ref:  Dura-CHI296
                  Attn: Sang Lee

Deutschemarks:    Bank of America NT & SA
                  Frankfurt Branch #6019
                  SWIFT CODE: BOFADEFX
                  Account Name:  Agency
                  Administrative Services #5596
                  Account Number: 601990661059
                  Ref:  Dura-CHI296
                  Attn: Sang Lee

French Francs:    Bank of America NT & SA
                  Paris Branch #6010
                  SWIFT CODE: BOFAFRPP
                  Account Name:  Agency
                  Administrative Services #5596
                  Account Number: 60190661024
                  Ref:  Dura-CHI296
                  Attn: Sang Lee

Canadian
Dollars:          Bank of America NT & SA
                  Toronto, Canada
                  Toronto Office #5688
                  SWIFT CODE: BOFACATT
                  Account Name:  Agency
                  Administrative Services #5596
                  Account Number: 711465003220
                  Ref:  Dura-CHI296
                  Attn: Sang Lee

Euro:             Bank of America NT & SA
                  London, US FX No.: 6283
                  SWIFT CODE: BOFAGB22
                  Account Name: Agency
      Administrative Services #5596
                  Account Number: 600896283016
                  Ref: Dura-CHI296
                  Attn: Sang Lee

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Issuing Lender

200 West Jackson Blvd., 17th Floor
Chicago, IL  60606
Attention:  Gail Miller
Telephone:  (312) 923-5924
Facsimile:  (312) 987-6828

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Swing Line Lender
  and as a Lender

For Notices (other than for Borrowing notices, and notices of conversion or continuation):

231 South LaSalle Street
Chicago, IL  60697
Attention:  Lynn Stetson, Vice President
Telephone:  (312) 828-6757
Facsimile:  (312) 987-0303

For Borrowing notices, and notices of conversion or continuation:

200 West Adams Street
Chicago, IL  60606-5208
Attention:  Clyde Langham,
Account Admin #4976
Telephone:  (312) 828-3873
Facsimile:  (312) 974-9626

Notices for European Swing Line fundings:

1, Alie Street
London E1 8DE
Attention:  Claire Godley
Telephone:  44-181-313-2472
Facsimile:  44-181-313-2140

Payment instructions for European Swing Line fundings:

U.S. Dollars:     BankAmerica New York
                  One World Trade Center
                  New York, NY
                  ABA #0260-0959-3
                  Account Name:  Bank of
                  America NT&SA, London
                  Account No.:  37/60564
                  Attn:  Loan Services
                  Ref:  Trident

Sterling:         Bank of America NT&SA,
                  London
                  CHAPS code 16-50-50
                  SWIFT code BOFAGB22

Deutschemarks:    Bank of America NT&SA,
                  Frankfurt
                  SWIFT code BOFADEFX
                  Account Bank of America
                  NT&SA, London
                  a/c no. 96008057

French Francs:    Bank of America NT&SA,
                  Paris
                  SWIFT code BOFAFRPP
                  Account Bank of America
                  NT&SA, London
                  a/c no. 96008014

Euro:             Bank of America NT&SA,
                  London
                  Account: Bank of America
                  NT&SA, London

BA AUSTRALIA LIMITED
  as Australian Lender

Bank of America, Sydney Branch #5201
MLC Centre
19-29 Martin Place
Sydney, NSW 2000
Australia
Attention:  Marcelle Khoury
Telephone:  612 9221-4219
Facsimile:  612 9221-5781
Attention:  Evelyn Kirk (Credit contact)

U.S. Dollar payment instructions
for the Australian Lender:

Account Name:  Bank of America, Australia
               Branch, D/F Account
Account Number:  62901 99998
ABA #:  121 000 358
Bank:   Bank of America NT & SA
        1850 Gateway Blvd., 6th Floor
        Concord, California  94502
        U.S.A.

BANK OF AMERICA CANADA
   as Canadian Lender

Bank of America Canada
200 Front Street West
27th Floor
Toronto, Ontario
Canada M5V 3L2

Attention:  Nelson Lam (Primary Credit Contact)
Telephone:  (416) 349-5496
Facsimile:  (416) 349-4283

Attention:  R. Hall (Alternate Credit Contact)
Telephone:  (416) 349-4008
Facsimile:  (416) 349-4283

Attention:  Clara McGibbon
(Primary Administration Contact)
Telephone:  (416) 349-5484
Facsimile:  (416) 349-4282

Attention:  Medina Sales De Andrade
(Alternate Administration Contact)
Telephone:  (416) 349-5464
Facsimile:  (416) 349-4282

Payment instructions:

Canadian Dollars:  IIPS - Interbank
                   International Payment System
                   Bank of America Canada
                   200 Front St., West, Suite 2700
                   Toronto, Att:  Loans Dept.
                   Swift Code:  BOFACATT
                   Transit #01312-241
                   Acc.# 6504-333

US Dollars:        Bank of America NT&SA
                   1 Trade Centre,
                   New York, NY, 10048
                   Swift Code:  BOFAUS3N
                   #026009593
                   for the account of:  Bank of
                   America Canada
                   Account #65502-01805
                   Swift Code:  BOFACATT

BANKS

ABN AMRO BANK N.V.,
  as Co-Agent and Lender

Domestic and Eurodollar Address:

208 South LaSalle, Suite 1500
Chicago, IL  60604-1003
Attention: Credit Administration
Telephone: (312) 992-5110
Facsimile: (312) 992-5111

With a copy to:

ABN AMRO Bank N.V.
135 South LaSalle, Suite 625
Chicago, IL  60603
Attention: David Sagers
Telephone: (312) 904-2854
Facsimile: (312) 606-8425

Loan Administration Contacts:

208 South LaSalle, Suite 1500
Chicago, IL  60604-1003
Attention: Loan Administration
Telephone: (312) 992-5153
Facsimile: (312) 992-5158

Letter of Credit Contacts:

200 West Monroe Street, Suite 1100
Chicago, IL  60606-5002
Attention: Trade Services Department
Telephone: (888) 226-5113
Facsimile: (888) 226-5119

Payment Instructions:

Fees, Interest and Loan Repayments:

ABN AMRO Bank N.V.
New York, NY
ABA# 026009580
F/O ABN AMRO Bank, N.V.
Chicago Branch CPU
Account# 650-001-1789-41
Reference:  CPU #00447919,
            Dura Operating Corp.

Letters of Credit:

ABN AMRO Bank N.V.
New York, NY
ABA# 026009580
F/O ABN AMRO Bank, N.V.
Chicago Trade Services CPU
Account# 653-001-1738-41
Reference:  CPU (Dura Operating Corp.)

BANK BOSTON, N.A.,
  as Lender

Domestic and Eurodollar Address:

100 Federal St.
Boston, MA  02110

Credit Contact and Documentation Contact:

100 Federal St.
Boston, MA  02110
Attention:    Demetric Duckett, V.P.
Telephone:    (617) 434-4957
Facsimile:    (617) 434-0816

Backup:

Attention:    Jeff Pare
Mail Stop:    01-09-04
Telephone:    (617) 434-3325
Facsimile:    (617) 434-0816

Operations Contact:

100 Rustcraft Rd.
Dedham, MA  02026
Attention:    Angela Moore, Loan
Specialist
Telephone:    (781) 467-2292
Facsimile:    (781) 467-2151

Foreign Contact:

100 Rustcraft Rd.
Dedham, MA  02026
Attention:    Irene Rodriquez
Telephone:    (781) 467-2091
Facsimile:    (781) 467- 2094

Letter of Credit Contact:

100 Federal St.
Boston, MA  02110
Attention:    Dawn Trench
Telephone:    (617) 434-5074
Facsimile:    (617) 434-5414

Payment Instructions:

Lender's Fed Wire Payment:

BankBoston, N.A.
ABA#011000390
Account Name: Dura Operations Corp.
Attention:  Commercial Loan Services

Lender's Standby L/C Fed Wire Payment:

BankBoston, N.A.
ABA#011000390
Account Name:  Dura Operations Corp.
Attention:  Commercial Loan Services
Reference:  (L/C Payment)

THE BANK OF NEW YORK,
  as Lender

Domestic and Eurodollar Address:

The Bank of New York
One Wall Street
19th Floor
New York, NY 10286

Business/Credit Contact:

Attention:  Richard A. Raffetto, Vice
            President
Telephone:  (212) 635-8044
Facsimile:  (212) 635-1208/09

Administrative/Operations Matters Contact:

Attention:  Yvonne M. Forbes, Assistant
            Treasurer
Telephone:  (212) 635-6691
Facsimile:  (212) 635-7926

Federal Wire Payment Instructions:

Domestic    The Bank of New York
Prime Rate  101 Barclay Street
Funding:    New York, NY 10286
            ABA No.: 021000018
            Commercial Loan
            Servicing Department
            GLA No.: 111 556
            Ref: Borrower's Name (in full)
            Specify: i.e., Fees, Interest,
            Principal (period covered)

LIBOR       The Bank of New York
Funding:    101 Barclay Street
            New York, NY 10286
            ABA No.: 021000018
            Eurodollar/Cayman Funding Area
            GLA No.: 111 556
            Ref: Borrower's Name (in full)
            Specify: i.e., Fees, Interest,
            Principal (period covered)

Domestic    The Bank of New York
Money       101 Barclay Street
Market's:   New York, NY 10286
Prime Rate
Funding:    ABA No.: 021000018
Syndication Special Financial
Agencies:   Products Department

Letter of   The Bank of New York
Credit:     101 Barclay Street
            New York, NY 10286
            ABA No.: 021000018
            Trade Services Department
            GLA No.: 111 115
            Ref: Borrower's Name
            (in full)
            Specify: i.e., Fees, Interest,
            Principal (period covered)

THE BANK OF NOVA SCOTIA,
  as Co-Agent and Lender

Domestic and Eurodollar Address:

600 Peachtree St. N.E.
Suite 2700
Atlanta, GA  30308

Credit Contact and Documentation Contact:

181 West Madison Street
Suite 3700
Chicago, IL  60602
Attention:  Peter Paolilli, Account Officer
Telephone:  (312) 201-4124
Facsimile:  (312) 202-4108
E-Mail:     ppaolill@scofiabank.com

Operations Contact:

600 Peachtree St. N.E.
Suite 2700
Atlanta, GA  30308
Attention:   Jefrey Jones
             Loan Operations Officer
Telephone:   (404) 877-1562
Facsimile:   (404) 888-8998
E-Mail:      jefrey_jones@scotiamarkets.com

Letter of Credit Contact:

600 Peachtree St. N.E.
Suite 2700
Atlanta, GA  30308
Attention:   Jefrey Jones
             Loan Operations Officer
Telephone:   (404) 877-1562
Facsimile:   (404) 888-8998
E-Mail:      jefrey_jones@scotiamarkets.com

Draft Documentation Contact:

181 West Madison Street
Suite 3700
Chicago, IL  60602
Attention:   Peter Paolilli, Account Officer
Telephone:   (312) 201-4124
Facsimile:   (312) 202-4108
E-Mail:      ppaolill@scofiabank.com

Payment Instructions:

Lender's Fed Wire Payment:

The Bank of Nova Scotia New York Agency
New York, NY
ABA#026002532
Account #0606634
Account Name:  Atlanta Agency
Attention:  Jeffrey Jones

BANK OF TOKYO-MITSUBISHI TRUST
COMPANY,
   as Lender

Credit Contacts (financial information):

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, NY  10020-1104
Attention:   Paul P. Malecki, Vice President
Telephone:   (212) 782-4343
Facsimile:   (212) 782-4981

Operations Contacts (borrowings, paydowns, interest, fees, etc.)

BTM Information Services, Inc.
34 Exchange Place
Harborside Financial Center
Harborside, NJ  07311
Attention:  Mr. Rolando Uy
            Operations Officer
Telephone:  (212) 413-8570
Facsimile:  (212) 766-3127

Payment Instructions:

Payment via Fed Wire:  U.S. Dollars

Bank of Tokyo-Mitsubishi Trust Company
ABA No.:0260-0968-7
A/C#:  97770477
Attention:  Loan Operations Dept.
Reference:  Dura Operating Corp.

Payment via Fed Wire:  EURO Dollars

CHASE MANHATTAN BANK AG,
FRANKFURT, GERMANY
Swift No.:  CHASDEFX
A/C#:  623-1600864 in name of Bank of Tokyo-
Mitsubishi Trust Company
Attention:  Loan Operations Dept.
Reference:  Dura Operating Corp.

BANQUE NATIONALE de PARIS,
  as Co-Agent and Lender

Domestic and Eurodollar Address:

209 S. LaSalle Street
Chicago, IL  60604

Credit Contact and Documentation Contact:

209 S. LaSalle Street
Chicago, IL  60604
Attention:        Christine Howatt, Vice President
Telephone:        (312) 977-1383
Facsimile:        (312) 977-1380

Operations Contact:

209 S. LaSalle Street
Chicago, IL  60604
Attention:        Tim Alvord, Loan Administrator
Telephone:        (312) 977-2250
Facsimile:        (312) 977-2234

Letter of Credit Contact:

209 S. LaSalle Street
Chicago, IL  60604
Attention:        Jeff Wykowski, AVP
Telephone:        (312) 977-2226
Facsimile:        (312) 977-1380

Payment Instructions:

Lender's Fed Wire Payment:

Banque Nationale de Paris - New York Branch
New York, NY
ABA# 025007689
Account #14119400189
Banque Nationale de Paris - Chicago
Ref:  Dura Operating Corp.

Lender's Standby L/C Fed Wire Payment:

Banque Nationale de Paris - New York Branch
New York, NY
ABA# 025007689
Account #14119400189

Banque Nationale de Paris - Chicago
Ref:  Dura Operating Corp.

BARCLAYS BANK PLC,
  as Co-Agent and Lender

Domestic and Eurodollar Address:

Barclays Bank PLC
222 Broadway
New York, NY 10038

Credit Contact:

Marlene Wechselblatt
Telephone:        (212) 412-7642
Facsimile:        (212) 412-7590

Operations Contact:

C. Tenn Sing Que
Loan Administrator
Telephone:        (212) 412-3728
Facsimile:        (212) 412-5306/7/8

Fed Wire Payment Instructions:

Pay to: Barclays Bank Plc
ABA No.: 02-600-2574

Standby L/C Fed Wire Payment Instructions:

Pay to: Barclays Bank Plc
ABA No.: 026 002574
Account No.: 050019104
Attention: C. Tenn Sing Que

BAYERISCHE HYPO-UND VEREINSBANK
AG,
  as Lender

Domestic and Eurodollar Address:

New York Branch
150 Est 42nd Street - 30th FL.
New York, NY  10017-4679

Credit Contact:

Attention:        Hans Dick, Director
Telephone:        (212) 672-5775
Facsimile:        (212) 672-5591

Backup:

Attention:        Steven Simons
Telephone:        (212) 672-5461
Facsimile:        (212) 672-5591

Operations Contact:

Attention:        Steven Simons
Telephone:        (212) 672-5461
Facsimile:        (212) 672-5591
Alternate Fax:    (212) 672-5500
Telex No.:        62850 (UBB)

Payment Instructions:  (Eurodollar & domestic)

Federal Reserve Bank, N.Y.
Favor:  Bayeriche Vereinsbank AG
ABA:  026 008 808 BAY VEREINS BK
ACCT#:  594 012033 4055 01
ATTN:  Loan Servicing Dept.
(for Interest and Commitment fees)

      OR:

ATTN:  Letter of Credit Dept. (for L/C fees)
REF:  Acct. name

BHF-BANK AKTIENGESELLSCHAFT,
  as Co-Agent and Lender

Domestic Dollar Lending Office

BHF-BANK Aktiengesellschaft
590 Madison Avenue
New York, NY 10022

Eurodollar Lending Office

BHF Bank Aktiengesellschaft
c/o BHF-BANK Aktiengesellschaft
590 Madison Avenue
New York, NY 10022

Credit Contacts:

Peter Liebman
Telephone:        (212) 756-5531
Facsimile:        (212) 756-5536


Administrative Contact:

Farah Thoubboron
Telephone:        (212) 756-5545
Facsimile:        (212) 756-5536

Letter to Credit Contact:

Bob Hyland
Telephone:        (212) 756-5592
Facsimile:        (212) 756-5536

Payment Instructions:

Bank of New York
One Wall Street
New York, NY 10015
ABA #: 021-000-018
A/C: BHF-BANK Aktiengesellschaft
A/C #: 802-301-4646
Ref:  Dura

BW CAPITAL MARKETS, INC.,
  as Lender

Domestic and Eurodollar Address:

630 Fifth Avenue
Rockefeller Avenue
Suite 1919
New York, NY  10111

Credit Contact:

Attention:        Thomas A. Lowe
Telephone:        (212) 218-1804
Facsimile:        (212) 218-1810

Attention:        Robert B. Herber
Telephone:        (212) 218-1805
Facsimile:        (212) 218-1810

Payment Instructions:

The Bank of New York
ABA #:021 000 018

Acct. #:6301694642
Credit To: BW Capital Markets, Inc.
Attn: Thomas Lowe
Ref: DURA

THE CHASE MANHATTAN BANK,
  as Co-Agent and Lender

Domestic and Eurodollar address:

Chase Manhattan Bank
270 Park Avenue
New York, NY 10017

Credit Contact:

Andris Kalnins
Vice President
Telephone:        (212) 270-5732
Facsimile:        (212) 270-1340

Operations Contact:

Lenora Kiernan
1 Chase Plaza
New York, NY 10081
Telephone:        (212) 552-7309
Facsimile:        (212) 552-5650

L/C Contact:

Rebecca McNally
Assistant Vice President
1 Chase Metrotech Center
Brooklyn, NY
Telephone:        (718) 242-3468
Facsimile:        (718) 242-6537

Fed Wire Payment Instructions:

Chase Manhattan Bank
ABA No.: 021-000021

Account No.: IDS Department #9420
Account Name: Commercial Loan Operations
Attention: John Knapp
Dura Operating Corp.

Lender's Standby L/C Fed Wire Payment
Instructions:

Chase Manhattan Bank
ABA No.: 021-000021
Account No.: 324-331 754
Account Name: L/C Participation
Attention: Tony Bridglal

COMERICA BANK,
  as Co-Agent and Lender

Credit Contact:

Daryl R. Krause
Vice President
P.O. Box 75000
Detroit, MI 48275
Telephone:        (313) 222-5715
Facsimile:        (313) 222-5759

Operations Contact:

Deanna M. Stewart
Customer Service Rep.
P.O. Box 75000
Detroit, MI 48275
Telephone:        (313) 222-5627
Facsimile:        (313) 222-5759

Fed Wire Payment Instructions:

Comerica Bank
ABA No.: 072-000-096
City/State: Detroit, MI
Account No.: 2521952535
Account Name: Dura Operating/Trident
Attention: Commercial Loan Servicing

CREDIT AGRICOLE INDOSUEZ,
  as Lender

Domestic and Eurodollar Address:

55 E. Monroe St.
Suite 4700
Chicago, IL  60603

Credit Contact:

55 E. Monroe St.
Suite 4700
Chicago, IL  60603
Attention:        Jerome Leblond, Vice President
Telephone:        (312) 917-7569
Facsimile:        (312) 372-3724
Telex No.:        190063
Answerback:       AGRICO UT

SWIFT:      CITIUS33

Operations Contact:

55 E. Monroe St.
Suite 4700
Chicago, IL  60603
Attention:        Susan Kolodziey
                  Administrative Services Unit
Telephone:        (312) 917-7560
Facsimile:        (312) 372-4421
Telex No.:        190063
Answerback:       AGRICO UT
SWIFT:            CITIUS33

Payment Instructions for Pounds Sterling:

Wire to:    Midland Bank PLC
            International Division
            London, England
            Swift Code: MIDLGB22
            BNF/Account Name: BSUIUS33
            Acct No.:35208275
            Ref.:Customer
            Attn: Chicago Branch

DRESDNER BANK AG,
  as Co-Agent and Lender

Domestic and Eurodollar Address:

Credit Administration
Dresdner Bank AG
75 Wall Street
New York, NY  10005-2889

Credit Contact:

190 South LaSalle Street
Suite 2700
Chicago, IL  60603
Attention:        Mr. Fikret Durmus, Associate
Telephone:        (312) 444-1825

Backup:

Attention:        Mr. Faraaz Kamran
Telephone:        (312) 444-1312

Operations Contact:

Credit Administration
Dresdner Bank AG
75 Wall Street
New York, NY  10005-2889
Attention:        Maria Pena
Telephone:        (212) 429-2677
Facsimile:        (212) 429-2130

Backup:

Attention:        Lora Lam
Telephone:        (212) 429-2288

Payment Instructions:

Via Federal Wire:

Dresdner Bank AG, New York
ABA #026 008 303

FIRST UNION NATIONAL BANK,
  as Lender

Domestic Address:

301 S. College Street
Charlotte, NC  28288

Credit Contact:

Attention:        Kent Davis, Director
Telephone:        (704) 715-1302
Facsimile:        (704) 374-4793

Operations Contact:

Attention:        Lekeisha Neely, CMSA
Telephone:        (704) 374-6145
Facsimile:        (704) 374-2802

Payment Instructions:

Via Federal Wire:

First Union National Bank
ABA #:53000219
Acct.#:465906-04566
Account Name: Dura Operating Corp.
Attention: Lekeisha Neely

Eurodollar Address:

3 Bishopsgate
London, EC2N3AB

Credit Contact:

Attention:        Tom Quigley
Telephone:        011-44-171-621-1477
Facsimile:        011-44-176-929-4644

Operations and Bid Contact:

Attention: Maureen Hart
Telephone:        011-44-171-621-1477
Facsimile:        011-44-176-929-4645

Payment Instructions:

U.S. Dollars:     Pay To:  First Union Bank
                  International, New York
      Swift Code: PNBPUS3NNYC
      Account: First Union National
      Bank, London
      Account No.: 2000193507214
      CHIPS I.D.: 216673
      Ref: Loans Admin.Ref.Dura
      Operating Corp.

German Marks:     Pay to: Jon Berenberg
Gossler &
      Co., Hamburg
      Swift Code: BEGODEHHXXX
      Code: BLZ 201 200 00
      Account: First Union National
      Bank, London
      Account No.: 44368009
      Ref: Loans Admin.Ref.Dura
      Operating Corp.

French Francs:  Pay to:  Societe Generale, Paris
      Swift Code: SOGEFRPPXXX
      Account: First Union National
      Bank, London
      Account No.: 001011052530
      Ref: Loans Admin.Ref.Dura
      Operating Corp.

Australian  Pay to: Westpac Banking
Dollars:    Corporation, Sidney
            Swift Code: WPACAU2SXXX
            Account: First Union National
            Bank, London
            Account No.: PNB 0002978
            Ref: Loans Admi.Ref.Dura
            Operating Corp.

Canadian    Pay to: Toronto
Dollars:    Dominion Bank, Toronto
            Swift Code: TDOMCATTXXX
            Account: First Union
            National Bank, London
            Account No.: 0360-01-2027713
            Ref: Loans Admi.Ref.Dura
            Operating Corp.

Spanish Pesetas:  Pay To: Banco Popular
            Espanol, Madrid
            Swift Code: POPUESMMXXX
            Account: First Union
            National Bank, London
            Account No.: 6128-26880-2

            Ref: Loans Admi.Ref.Dura

            Operating Corp.

Pounds Sterling: Pay to: First Union National
            Bank, London
            Sort Code: 16 56 71
            Ref: Loans
Admi.Ref.Dura
            Operating Corp.

European ccy
(EURO):     Pay to: Lloyds Bank,
London
            Swift Code:
            LOYDGB2LXXX
            Account: First Union
            National Bank, London
            Account No.: 59023107
            Ref: Loans
            Admi.Ref.Dura
            Operating Corp.

FLEET NATIONAL BANK,
  as Lender

Domestic Address:

1 Federal Street
Boston, MA 02110

Credit Contact:

Attention:     Juan Jeffries, Vice President
Telephone:     (617) 346-4953
Facsimile:     (617) 346-0585

Backup:

Amy M. Tsokanis
Telephone:     (617)346-0399
Facsimile:     (617)346-0145

Operations Contact:

Attention:     Matthew Correia Loan
               Administrator
Telephone:     (617) 346-0621
Facsimile:     (617) 346-0595

L/C Contact:   Matthew Correia

Payment Instructions:

Lender's Fed Wire Payment:

Fleet National Bank
ABA#:011-000-138
Account#:1510351-03156
Attention: Matthew Correia

Lender's Standby L/C Fed Wire Payment
Instructions:

Fleet National Bank
ABA#:011-000-138
Account#:1510351-03156
Attention: Matthew Correia

IKB DEUTSCHE INDUSTRIEBANK AG,
  as Lender

Domestic and Eurodollar Addresses:

Luxembourg Branch
c/o International Finance
Wilhelm-Botzkes-Strasse 1, 40474 Dusseldort
P.O. Box 10 11 18, 40002 Dusseldorf
Telephone:     +49 211/8221-0
Facsimile:     +49 211/8221-2559

Credit Contact:

Attention:     Mrs. Maria Bissinger
Telephone:     +49 211/8221-4957
Facsimile:     +49 211/8221-2957

Operations Contact:

Attention:     Mr. Michael Peter
Telephone:     +49 211/8221-4275
Facsimile:     +49 211/8221-2275

Refinancing/Payments:

Attention:     Mr. Fisch
Address:       IKB Deutsche Industriebank AG
               Luxembourg Branch
               2, rue Jean Monnet
               L-2180 Luxembourg
Telephone:     +352 423777-434
Facsimile:     +352 423777-439

Payment Instructions:

Fees and Interest:

Bankers Trust Company
New York, NY
Account#:04-082-832
Chips UID.:245706

Principal:

Bankers Trust Company
New York, NY
Account#:04-082-832

Chips UID.:245706

KBC BANK N.V.,
  as Lender

Domestic and Eurodollar Addresses:

125 West 55th Street
New York, NY  10019

Credit Contact:

Attention:     John Thierfelder, Vice President
Telephone:     (212) 541-0727
Facsimile:     (212) 541-0793

Operations Contact:

Attention:     Lynda Resuma, AT
Telephone:     (212) 541-0657
Facsimile:     (212) 956-5581

L/C Contact:   Lynda Resuma

Payment Instructions:

Lender's Fed Wire Payment:

Bank of New York, New York, NY
ABA#:021-000-018
Account#:802-301-5618
Account Name: KBC Bank NY
Attention: Loan Dept.
Ref.:DURA

Lender's Standby L/C Fed Wire Payment
Instructions:

Bank of New York, New York, NY
ABA#:021-000-018
Account#:802-301-5618
Account Name:KBC Bank NY
Attention: Loan Dept.
Ref.:DURA

KEY BANK NATIONAL ASSOCIATION,
  as Lender

Domestic and Eurodollar Addresses:

127 Public Square
Cleveland, OH  44114

Credit and Draft Documentation Contact:

Attention:     J.T. Taylor, Vice President
Telephone:     (216) 689-3589
Facsimile:     (216) 689-4981

Operations and L/C Contact:

Attention:     Diane Cox, Administrative
               Assistant
Telephone:     (216) 689-4450
Facsimile:     (216) 689-4981

Payment Instructions:

Lender's Fed Wire Payment:

Key Bank National Association
ABA#:041-001-039
Attention: Commercial Loan Operations

MICHIGAN NATIONAL BANK,
  as Lender

Domestic and Eurodollar Addresses:

27777 Inkster Road
Farmington Hills, MI  48333

Credit Contact:

Attention:     Annette M. Gordon, Relationship
               Manager
Telephone:     (248) 473-4337
Facsimile:     (248) 473-4345

Operations Contact:

Attention:     Jessie Massey, Secretary
Telephone:     (248) 473-4379
Facsimile:     (248) 473-4345

International/Foreign Currency Contact:

Christopher Mayone
Jason Ma
Mail Code:     10-25
Telephone:     (248) 473-4357
Facsimile:     (248) 473-4310

Payment Instructions:

Lenders' Fed Wire Payment:

Michigan National Bank
ABA#:072-000-805
Account#:115710-917000
Account Name: Ref. Dura Operating Corp.
Attention: Sylvia Mills

NATIONAL CITY BANK,
  as Lender

1900 East Ninth Street
Cleveland, OH  44114

Credit and Draft Documentation Contact:

Attention:  Matthew R. Klinger, Asst. Vice
            President
Address:    20 N. Wacker Drive
            Suite 3012
            Chicago, IL  60606
Telephone:  (312) 739-0953
Facsimile:  (312) 240-0301

Operations and L/C Contact:

Attention:  Sue Ann Lewalski, Manager
Address:    23000 Mill Creek Blvd.
            Highland, Hills, OH  44122
Telephone:  (216) 488-7080
Facsimile:  (216) 488-7110

Payment Instructions:

Lender's Fed Wire Payment:

National City Bank
ABA#:041-000-124
Account#:151804
Account Name: Commercial Loans Operations
Attention: Commercial Loan Operations
Ref. Dura Operating Corp.

NBD BANK,
  as Co-Agent and Lender

Domestic and Eurodollar Address:

611 Woodward Avenue
Detroit, MI  48226

Credit Contact:

Attention:     Glenn Currin, Vice President
Telephone:     (313) 225-2637
Facsimile:     (313) 225-2290

Operations and L/C Contact:

Attention:     Pam Sudney, Loan Serv. Assoc.
Telephone:     (313) 225-4749
Facsimile:     (313) 225-1586

Payment Instructions:

Lender's Fed Wire Payment:

NBD Bank
ABA#: 072-000-326
Account#: 2891000007
Account Name: LS2 Clearing Account
Attention: LSA Group/Ref:DURA

Lender's Standby L/C Fed Wire Payment
Instructions:

NBD Bank
ABA#: 072-000-326
Account#: 2891000007
Account Name: LS2 Clearing Account
Attention: LSA Group/Ref:DURA

U.S. BANK NATIONAL ASSOCIATION,
as Co-Agent and Lender

Domestic and Eurodollar Address:

U.S. Bank Place, MPFP0609
601 Second Avenue South
Minneapolis, MN  55402-4302

Credit Contact:

Attention:     Robert A. Rosati, Assistant Vice
               President
Telephone:     (612) 973-0617
Facsimile:     (612) 973-0822

Operations and L/C Contact:

Attention:     Patricia A. Eells, Commercial
               Associate
Telephone:     (612) 973-0505
Facsimile:     (612) 973-0822

Payment Instructions:

Lender's Fed Wire Payment:

U.S. Bank National Association
ABA#: 091-000-022
Account#: 300-00472160600
Account Name: Commercial Loan Service Center
Attention: Ref.  Dura Operating L/A #1735052630

Lender's Standby L/C Fed Wire Payment
Instructions:

U.S. Bank National Association
ABA#: 091-000-022
Account#: 300-00472160600
Account Name: Commercial Loan Service Center
Attention: Ref. Dura Operating L/A #1735052630

US TRUST
  as Lender

Domestic and Eurodollar Address:

40 Court Street
Boston, MA  02108

Credit and Draft Documentation Contact:

Attention:     Dan Eastman, Vice President
Telephone:     (617) 726-7022
Facsimile:     (617) 695-4185

Operations and L/C Contact:

Attention:     Terri DeMarco, Asst. Vice
               President
Telephone:     (617) 726-7145
Facsimile:     (617) 695-4185

Payment Instructions:

Lender's Fed Wire Payment:

US Trust
ABA#: 011-001-331
Account#: 1499-156208
Account Name: Commercial Loan Wire Acct.
Attention: Kerri Connolly
Ref: Dura Operating Corp.

Lender's Standby L/C Fed Wire Payment
Instructions:

U.S. Trust
ABA#: 011-001-331
Account#: 1499-156208
Account Name: Commercial Loan Wire Acct.
Attention: Kerri Connolly
Ref: Dura Operating Corp.

WEBSTER BANK,
  as Lender

Domestic and Eurodollar Address:

145 Bank Street
Waterbury, CT  06720-0191

Credit and Draft Documentation Contact:

Attention:     Barbara Hillmeyer, Vice
President

Address:       185 Asylum Street
               3rd Floor
               Hartford, CT  06103
Telephone:     (860) 692-1690
Facsimile:     (860) 947-1872

Operations Contact:

Attention:     Celeste Linardi, Loan
               Administrator
Address:       185 Asylum Street
               3rd Floor
               Hartford, CT  06103
Telephone:     (860) 692-1670
Facsimile:     (860) 947-1872

L/C Contact:   Stephen Lafex
Address:       185 Asylum Street
               3rd Floor
               Hartford, CT  06103
Telephone:     (860) 692-1669
Facsimile:     (860) 947-1872

Payment Instructions:

Lender's Fed Wire Payment:

Webster Bank
ABA#: 2111-70101
Account#: 1570000010
Ref: Dura Operating Corp.

FUNDS

ALLSTATE INSURANCE COMPANY
  as Lender

Legal Name and Address and Eurodollar Lending
Office:

Allstate Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL 60062

Attention:     Dan Leimbach (Credit Contact)
Telephone:     (847) 402-9155
Facsimile:     (847) 402-3092

Attention:     Mary Counley
               (Administrative Contact)
Telephone:     (847) 402-7048
Facsimile:     (847) 326-5042

Wire Transfer Instructions:

BBK =   Harris Trust and Savings Bank ABA
        #071000288
BNF =   Allstate Insurance Company Collection
        Account #168-114-7
ORG =   DURA OPERATING CORP. TERM B.
        DUE XXXX
OBI =   BLS (Enter Private Placement No., if
        available)Payment Due Date
        (MM/DD/YY) -
        P_____ (Enter "P" and amount of
        principal being remitted, for example,
        P5000000.00) -
        I______ (Enter "I" and amount of interest being remitted, for example, I225000.00)

All notices of payments and written confirmations:

Allstate Insurance Company
Investment Operation - Private Placements
3075 Sanders Road, Suite G4A
Northbrook, IL 60062
Attention:     Mary Counley
Telephone:     (847) 402-7048
Facsimile:     (847) 326-5042

Attention:     Gini Diewald
Telephone:     (847) 402-2251
Facsimile:     (847) 326-5040
Securities to be delivered to:

Citibank, Federal Savings Bank
Citicorp Center
500 West Madison
4th Floor, Zone 6
Chicago, IL 60661

Attention:     Ellen Lorden
Safekeeping Account No.  846626

All financial reports, compliance certificates, notice of prepayments and other written communications:

Allstate Insurance Company
Private Placements Department
3075 Sanders Road, Suite G3A
Northbrook, IL 60062

Attention:     Dan Leimbach
Telephone:     (847) 402-9155
Facsimile:     (847) 402-3092

ALLSTATE LIFE INSURANCE COMPANY
  as Lender

Legal Name and Address and Eurodollar Lending
Office:

Allstate Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL 60062

Attention:     Dan Leimbach (Credit Contact)
Telephone:     (847) 402-9155
Facsimile:     (847) 402-3092

Attention:     Mary Counley
               (Administrative Contact)
Telephone:     (847) 402-7048
Facsimile:     (847) 326-5042

Wire Transfer Instructions:

BBK =  Harris Trust and Savings Bank ABA
       #071000288

BNF =  Allstate Life Insurance Company
       Collection Account #168-117-0
ORG =  DURA OPERATING CORP. TERM
       B. DUE XXXX

OBI = BLS (Enter Private Placement No., if available) Payment Due Date (MM/DD/YY) - P_____ (Enter "P" and amount of principal being remitted, for example,
       P5000000.00) -
       I______ (Enter "I" and amount of interest being remitted, for example, I225000.00)

All notices of payments and written confirmations:

Allstate Life Insurance Company
Investment Operation - Private Placements
3075 Sanders Road, Suite G4A
Northbrook, IL 60062

Attention:     Mary Counley
Telephone:     (847) 402-7048
Facsimile:     (847) 326-5042

Attention:     Gini Diewald
Telephone:     (847) 402-2251
Facsimile:     (847) 326-5040

Securities to be delivered to:

Citibank, Federal Savings Bank
Citicorp Center
500 West Madison
4th Floor, Zone 6
Chicago, IL 60661

Attention:     Ellen Lorden
Safekeeping Account No.  846627

All financial reports, compliance certificates, notice of prepayments and other written communications:

Allstate Insurance Company
Private Placements Department
3075 Sanders Road, Suite G3A
Northbrook, IL 60062

Attention:     Dan Leimbach
Telephone:     (847) 402-9155
Facsimile:     (847) 402-3092

OSPREY INVESTMENTS PORTFOLIO
(Citibank Global Asset Management)
  as Lender

Domestic and Eurodollar address:

Citibank Global Asset Management
599 Lexington Avenue
26th Floor/Zone 10
New York, NY 10043

Financials, Amendments, etc.:

Daniel Slotkin
Telephone:     (212) 559-9191
Facsimile:     (212) 793-1871

Payment Information:

State Street Bank & Trust Company
ABA #: 011-000-028
Account #: 1293-630-8
Account of: Corporate Trust Department
Ref: Osprey Investments Portfolio EW1223
Attention:     Tony McKendry
Telephone:     (617) 664-5139
Facsimile:     (617) 664-5291

CYPRESS TREE

Lender:     North American Senior Floating
            Rate Fund

Domestic and Eurodollar Lending Office:

CypressTree Investment Management
Company, Inc.
125 High Street, 14th Floor
Boston, MA 02110

Phone:

CypressTree
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

State Street Bank & Trust
Telephone:     (617) 985-5205
Facsimile:     (617) 644-5368

Credit Contact

Cathy McDermott
125 High Street
Boston, MA 02110
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

Operations Contact:

Carolyn Carey
125 High Street
Boston, MA 02110
Telephone:     (617) 646-0644
Facsimile:     (617) 946-5681

State Street Bank & Trust
Corporate Trust Department
Two International Place
Boston, MA 02110
Attn:       Rafiq Al-Gailani
Telephone:     (617) 664-5719
Facsimile:     (617) 664-5368

Wire Instructions:

State Street Bank & Trust Company
ABA# 011-000-028
Corporate Trust Division
DDA Acct #: 1713-515-3
For the Account of: North American Senior
Floating Rate Fund
Attn:  Rafiq Al-Gailini
Ref:  Deal name/Sender's name

CYPRESS TREE
Lender:     Cypress Tree Senior Floating
            Rate Fund

Domestic and Eurodollar Lending Office:

CypressTree Investment Management
Company, Inc.
125 High Street, 14th Floor
Boston, MA 02110

Phone:

CypressTree
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

State Street Bank & Trust
Telephone:     (617) 985-5205
Facsimile:     (617) 644-5366/5367/5368

Credit Contact

Cathy McDermott
125 High Street
Boston, MA 02110
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

Operations Contact:

Carolyn Carey
125 High Street
Boston, MA 02110
Telephone:     (617) 646-0644
Facsimile:     (617) 946-5681

State Street Bank & Trust
Corporate Trust Department
Two International Place
Boston, MA 02110
Attn:          Rafiq Al-Gailani
Telephone:     (617) 664-5719
Facsimile:     (617) 664-5368

Wire Instructions:

State Street Bank & Trust Company
ABA# 011-000-028
Corporate Trust Division
DDA Acct #: 1713-515-3
FCC No.: 100399-001
For the Account of: CypressTree Senior Floating
Rate Fund
Attn:  Rafiq Al-Gailini
Ref:  Deal name/Sender's name

CYPRESS TREE
Lender:  Cypress Tree Institutional Fund, LLC

Domestic and Eurodollar Lending Office:

CypressTree Investment Management
Company, Inc.
125 High Street, 14th Floor
Boston, MA 02110

Phone:

CypressTree
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

State Street Bank & Trust
Telephone:     (617) 985-5438/5205
Facsimile:     (617) 644-5368

Credit Contact

Cathy McDermott
125 High Street
Boston, MA 02110
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

Operations Contact:

Paul Thompson
125 High Street
Boston, MA 02110
Telephone:     (617) 646-0645
Facsimile:     (617) 946-5681

State Street Bank & Trust
Corporate Trust Department
Two International Place
Boston, MA 02110
Attn:       Rafiq Al-Gailani
Telephone:     (617) 664-5719
Facsimile:     (617) 664-5368

Wire Instructions:

State Street Bank & Trust Company
ABA# 011-000-028
Corporate Trust Division
DDA Acct #: 1713-515-3
For the Account of: CypressTree Institutional
Fund, LLC
Attn:  Rafiq Al-Gailini
Ref:  Deal name/Sender's name

CYPRESS TREE
Lender:  Cypress Tree Investment Fund, LLC

Domestic and Eurodollar Lending Office:

CypressTree Investment Management
Company, Inc.
125 High Street, 14th Floor
Boston, MA 02110

Phone:

CypressTree
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

State Street Bank & Trust
Telephone:     (617) 664-5438/5205
Facsimile:     (617) 664-5368

Credit Contact

Cathy McDermott
125 High Street
Boston, MA 02110
Telephone:     (617) 946-0600
Facsimile:     (617) 946-5687

Operations Contact:

Paul Thompson
125 High Street
Boston, MA 02110
Telephone:     (617) 646-0645
Facsimile:     (617) 946-5681

State Street Bank & Trust
Corporate Trust Department
Two International Place
Boston, MA 02110
Attn:       Rafiq Al-Gailani
Telephone:     (617) 664-5719
Facsimile:     (617) 664-5368

Wire Instructions:

State Street Bank & Trust Company
ABA# 011-000-028
Corporate Trust Division
DDA Acct No.: 1713-515-3
FFC No.: 100399-017
For the Account of: Cypress Tree Investment
Fund, LLC
Attn:  Rafiq Al-Gailini
Ref:  Deal name/Sender's name

FRANKLIN FLOATING RATE TRUST
  as Lender

Franklin Floating Rate Trust
777 Mariners Island Boulevard
3rd Floor
San Mateo, CA 94404

Credit Contact:

Madeline Ip
Securities Analyst
Telephone:     (650) 312-3865
Facsimile:     (650) 312-3346

Alternate Contact:

Chauncey Lufkin
Portfolio Manager
Telephone:     (650) 312-3091
Facsimile:     (650) 312-3346

Administration Contact:

Matt Gregory
Telephone:     (650) 312-3309
Facsimile:     (650) 312-3346

Wiring Instructions:

U.S. Dollars:  Bank of New York
               ABA No.: 021000018 IOC 612
               Account No.: 998020
               Account Name: Franklin Floating
               Rate Trust
               Attention:        John Dawson
               Telephone:        (415) 263-2080
               Facsimile:        (415) 263-2062

FREMONT INVESTMENT & LOAN
  as Lender

Credit Contact:

Kannika Viravan
Vice President
2020 Santa Monica Boulevard, Suite 500
Santa Monica, CA 90404
Telephone:     (310) 315-3921
Facsimile:     (310) 264-7401

Administrative Contact:

Diana Yanni
2020 Santa Monica Boulevard, Suite 500
Santa Monica, CA 90404
Telephone:     (310) 315-5537
Facsimile:     (310) 264-7401

Fed Wire Instructions:

Name of Bank:  Wells Fargo Bank
Address        San Francisco CA
ABA #:         121-000-248
Account Name:  Fremont Investment & Loan
Account #:     408-181-2604
Reference:     Dura

FLOATING RATE PORTFOLIO
  as Lender

Notice Instructions:

THE TORONTO DOMINION BANK
909 Fannin Street, Suite 1700
Houston, Texas 77010
Contact:       David Parker
Telephone:     (713) 653-8248
Facsimile:     (713) 653-2647

Custodian (all notices):

AIM Funds - San Francisco
50 California Street, 27th Floor
San Francisco, CA 94111
Attention:     David Wang
Telephone:     (415) 445-6478
Facsimile:     (415) 296-0511

Administration/Operations (copies of all notices):

INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
27th Floor
New York, NY 10036
Attention:     Peter C. Wollman, Manager
Telephone:     (212) 278-9647
Facsimile:     (212) 278-9847

Credit:

INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
27th Floor
New York, NY 10036
Attention:     Joseph Rotondo, Vice President
Telephone:     (212) 278-9852
Facsimile:     (212) 278-9619

GENERAL ELECTRIC CAPITAL
CORPORATION
  as Lender

Credit Contact:

William Richardson
GE Capital - Commercial Finance
201 High Ridge Road
Stamford, CT 06927-5100
Telephone:     (203) 316-7589
Facsimile:     (203) 316-7978

Closing Contact

Tracy Bardos
GE Capital - Commercial Finance
201 High Ridge Road
Stamford, CT 06927-5100
Telephone:     (203) 316-7634
Facsimile:     (203) 316-7978

Operations Contact:

Renee Martin
GE Capital - Commercial Finance
201 High Ridge Road
Stamford, CT 06927-5100
Telephone:     (203) 708-1036
Facsimile:     (203) 316-7816

Payment Instructions:

Payment to:    Bankers Trust Company
               1 Bankers Trust Plaza
               New York, NY 10006
               ABA #: 021-001-033
               Acct. Name: GECC CAF
               Depository
               Acct #:  50-232-854
               Reference:  CFN #4175-DURA

Wire Instructions:

State Street Bank & Trust Company, Boston
ABA No.:    011-00-0028
DDA No.:    2565-346-0
Ref:        GT Global Floating Rate Fund
            ZM64
Attention:  Scott Corrick

J.P. MORGAN INVESTMENT
MANAGEMENT INC.
  as Lender

Credit Contact:

J.P. Morgan Investment Management
522 Fifth Avenue
New York, NY 10036
Attention:     David Ellis
Telephone:     (212) 837-5018
Facsimile:     (212) 837-2664

Delivery Instructions for Promissory Note:

Bank of New York
One Wall Street
3rd Floor
Window A
New York, NY 10286
JPMIM a/c #189319

Correspondence:

J.P. Morgan Investment Management
522 Fifth Avenue
New York, NY 10036
Attention:     Securities Administration
Facsimile:     (212) 837-9046

Wiring Instructions:

Bk of NYC/CTR/BBK
ABA No.: 021-000-018
IOC 566-Custody
JPMIM Incoming Wire Account
Attention: a/c #188967
Re: Dura

J.P. MORGAN INVESTMENT
MANAGEMENT INC.
  as Lender

Credit Contact:

J.P. Morgan Investment Management
522 Fifth Avenue
New York, NY 10036
Attention:     David Ellis
Facsimile:     (212) 837-2664

Delivery Instructions for Promissory Note:

Bank of New York
One Wall Street
3rd Floor
Window A
New York, NY 10286
JPMIM a/c #189102

Correspondence:

J.P. Morgan Investment Management
522 Fifth Avenue
New York, NY 10036
Attention:     Securities Administration
Facsimile:     (212) 837-9046

Wiring Instructions:

Bk of NYC/CTR/BBK
ABA No.: 021-000-018
IOC 566-Custody
JPMIM Incoming Wire Account
Attention: a/c #188967
Re: Dura

MASSMUTUAL LIFE INSURANCE CO.
  as Lender

Credit Contacts:

Primary:
Thomas Li
Managing Director
1295 State Street
Springfield, MA 01111
Telephone:     (413) 744-7727

Facsimile:     (413) 744-3310

Secondary:
John Wheeler
Managing Director
1295 State Street
Springfield, MA 01111
Telephone:     (413) 744-6228
Facsimile:     (413) 744-6127

Operations Contacts:

Primary:
Donald Payson
Assistant Investment Analyst
1295 State Street
Springfield, MA 01111
Telephone:     (413) 744-3742
Facsimile:     (413) 744-7922

Secondary:
Tim Spenser
Relationship Manager
600 Travis, 9th Floor
Houston, TX 77002
Telephone:     (713) 216-1237
Facsimile:     (713) 216-2101

Wiring Instructions:

MassMutual Life Ins Co.
Chase Manhattan Bank
New York, NY
ABA No.: 021000021
Account: MassMutual Life Ins. Co.
Account No.: 323067697
Ref.  RE: Dura Operating Corp.

MERRILL LYNCH
  as Lender

Merrill Lynch Senior Floating Rate Fund, Inc.

Primary & Secondary Deal Closings:

Janet S. Hansen
c/o Merrill Lynch Asset Management
800 Scudders Mill Road - Area 1B
Plainsboro, NJ 08536
Telephone:     (609) 282-3136
Facsimile:     (609) 282-3542

Loan Activity:

Colleen Wade
c/o Merrill Lynch Asset Management
800 Scudders Mill Road - Area 1B
Plainsboro, NJ 08536
Telephone:     (609) 282-4165
Facsimile:     (609) 282-3542

With a copy to:

James Smith
Merrill Lynch Senior Floating Rate Fund, Inc.
500 College Road-4E
Plainsboro, NJ 08536
Telephone:     (609) 282-7706
Facsimile:     (609) 282-7616

Wire Instructions:

Bank of New York
ABA #:021-000-018
GLA #:      111-612
Acct. #:    245-215
Account:    Merrill Lynch Prime Rate Portfolio
Attention:  Judy Wiley
Reference:  (insert Borrower's name)

Financials, Amendments, Voting

c/o Merrill Lynch Asset Management
800 Scudders Mill Road - Area 1B
Plainsboro, NJ 08536
Telephone:     (609) 282-____
Facsimile:     (609) 282-2756/2550

MORGAN STANLEY DEAN WITTER
PRIME INCOME TRUST
  as Lender

Domestic Address:

Morgan Stanley Dean Witter Prime Income Trust
c/o Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center, 72nd Floor
New York, NY 10048

Facsimile:     (212) 392-5345
Tax ID#:       13-3548050

Primary Credit Contact:

Peter Gewirtz
Telephone:     (212) 392-9034
Facsimile:     (212) 392-5345

Secondary Credit Contact:

Kevin Egan
Telephone:     (212) 392-5845
Facsimile:     (212) 392-5345

Administration Contact:

Chris Coleman
Telephone:     (212) 392-0539
Facsimile:     (212) 392-5345

Payment Instructions:

Name of Bank:  Bank of New York
ABA #:         021000018
               Morgan Stanley Dean Witter
               Prime Income Trust
Account #:     003348
GLA:           111612
Attention:     Mutual Funds Reconciliation
               Department

NATIONSBANK, N.A.
  as Lender

Credit Contact:

NationsBank, N.A.
100 North Tryon Street
7th Floor, NationsBanc Montgomery
Securities LLC
Attention:     Ed Hamilton
Telephone:     (704) 388-8809
Facsimile:     (704) 388-0922

Closing Contact (Assignments):

Attention:     Karen D. Roberts
Telephone:     (704) 386-5767
Facsimile:     (704) 388-0922

Operations Contact:

101 North Tryon Street
15th Floor, NationsBank, N.A.
Charlotte, NC 27255
Attention:     Toby Gilbert
Telephone:     (704) 386-2596
Facsimile:     (704) 409-0151

Wiring Instructions:

NationsBank, N.A.
Attention: Toby Gilbert
ABA No.: 053-000-196
Corporate Credit Services
Account No.: 136621-2250600
Ref: (Name of Credit)

OCTAGON LOAN TRUST
  as Lender

Domestic and Eurodollar Address:

Octagon Loan Trust
380 Madison Avenue, 9th Floor
New York, NY 10017

Credit Contact:

Richard W. Stewart
Managing Director
380 Madison Avenue
9th Floor
New York, NY 10017
Telephone:     (212) 622-3062
Facsimile:     (212) 622-3797
E-mail:        richard.stewart@chase.com

Operations Contact:

Anne Chlebnik
State Street Bank and Trust Company
2 International Place
Boston, MA 02110-2804
Telephone:     (617) 664-5481
Facsimile:     (617) 664-5366
E-mail:        achlebni@fmg-statestreet.com

Administrative Contact:

Margaret B. Harvey
Vice President
380 Madison Avenue
9th Floor
New York, NY 10017
Telephone:     (212) 622-4577
Facsimile:     (212) 622-3797

Lender's Fed Wire Payment Instructions

Bank Name:     State Street Bank and Trust
               Company
ABA #:         0011 00 0028
Account Name:  Octagon Loan Trust
Account #:     1043-704-4
Attention:     Anne Chlebnik
Reference:     Dura Operating Corp.

JACKSON NATIONAL LIFE INSURANCE
COMPANY
  as Lender

Original notes:

Northern Trust Company
40 Broad Street
19th Floor
New York, NY 10004
Account No.: 2691241/Jackson National Life
Insurance Company
Attention:     Jose Mero
Telephone:     (212) 701-7507

Original credit documents:

PPM America, Inc.
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention:     Private Placements-Michael DiRe
               or Mike King
Telephone:     634-2509/2561
Facsimile:     634-0054
      and
Jackson National Life Insurance Co.
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention:     JNL Investment Accounting
               -Dave Binkley
Facsimile:     634-0906

Payment/Rate notices faxed to Operations
Contact:

PPM America, Inc.
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention:     Susan Perrino
Telephone:     634-1205
Facsimile:     634-0054

Northern Trust
801 South Canal
Floor CIN
Chicago, IL 60607
Attention:     Tarsa Lewis
Telephone:     444-5754

PINEHURST TRADING, INC.
  as Lender

Credit and Closing Contact:

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-06-07
Charlotte, NC 28255
Attention:     Kelly C. Walker
Telephone:     (704) 388-8943
Facsimile:     (704) 388-0648
Reference:     (Name of Credit)

Opertions Contacts:

NationsBank, N.A.
101 North Tryon Street
NC1-001-15-01
Charlotte, NC 28273
Attention:     John W. McGirt
Telephone:     (704) 388-1113
Facsimile:     (704) 409-0162
      or
Attention:     Eddie Harmon
Telephone:     (704) 386-2004

Facsimile:     (704) 386-8694

Wiring Instructions:

NationsBank, N.A.
Attention: John W. McGirt
ABA No.: 053-000-196
Corporate Credit Services
Account No.: 1366212250600
Reference: (Name of Credit)
Facsimile:     630-8179

Jackson National Life
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention:     Mike Wells
Telephone:     338-5816
Facsimile:     634-0906

Wire payments:

Northern Trust Chgo
ABA No.: 0710-0015-2
Credit Account No.: 5186041000 (General ledger for all clients of Northern Trust)
For Further Credit to: 26-91241/Jackson National
Life Insurance Company
Ref: (Name of Company) PVTPL, date of
payment, principal and interest breakdown
Attention: Tarsa Lewis

SRF TRADING, INC.
  as Lender

Credit Contact:

Stein, Roe & Farnham Incorporated
One South Wacker
33rd Floor
Chicago, IL 60606
Attention:     Brian W. Good
Telephone:     368-7644
Facsimile:     368-7857

Documentation Contact:

Stein, Roe & Farnham Incorporated
One South Wacker
33rd Floor
Chicago, IL 60606
Attention:     Kathleen A. Zarn
Telephone:     368-8058
Facsimile:     368-7857

Closing Contact:

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-06-07
Charlotte, NC 28255
Attention:     Kelly C. Walker
Telephone:     (704) 388-8943
Facsimile:     (704) 388-0648

Operations Contact:

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-001-15-01
Charlotte, NC 28273
Attention:     Ryan S. Barclay
Telephone:     (704) 386-6391
Facsimile:     (704) 409-0165
      or
Attention:     Margaret J. Rhodes
Telephone:     (704) 388-3317
Facsimile:     (704) 409-0158

Wiring Instructions:

NationsBank, N.A.
Attention: Ryan S. Barclay
ABA No.: 053-00-196
Corporae Credit Services
Account No.: 1366212250600
Ref: (Name of Credit)

TYLER TRADING, INC.
  as Lender

Credit Contacts:

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-06-07

Charlotte, NC 28255
Attention:     Kelly C. Walker
Telephone:     (704) 388-8943
Facsimile:     (704) 388-0648
Reference:     (Name of Credit)

      and

First Dominion Capital LLC
1330 Avenue of the Americas
38th Floor
New York, NY 10019
Attention:     Charles Riceman
Telephone:     (212) 603-8548
Facsimile:     (212) 603-8505
Reference:     (Name of Credit)


Closing Contact:

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-06-07
Charlotte, NC 28255
Attention:     Kelly C. Walker
Telephone:     (704) 388-8943
Facsimile:     (704) 388-0648

Opertions Contacts:

NationsBank, N.A.
101 North Tryon Street
NC1-001-15-01
Charlotte, NC 28273
Attention:     John W. McGirt
Telephone:     (704) 388-1113
Facsimile:     (704) 409-0162

      or

Attention:     Margaret J. Rhodes
Telephone:     (704) 388-3317
Facsimile:     (704) 409-0158

Wiring Instructions:

NationsBank, N.A.
Attention: John W. McGirt
ABA No.: 053-000-196
Corporate Credit Services
Account No.: 1366212250600
Reference: (Name of Credit)

UNITED OF OMAHA LIFE INSURANCE
COMPANY
  as Lender

All fax, borrowing, rate set and pay down notices should be sent to:

BNY Western Trust Company
700 South Flower Street, Suite 200
Los Angeles, CA 90017
Attn:          Carol Grafals
Telephone:     (213) 630-6475
Facsimile:     (213) 683-1035

      and

Trust Company of the West
865 South Figueroa Street, Suite 1080
Los Angeles, CA 90017
Attn:          Elaine Nagos
Telephone:     (213) 244-0830
Facsimile:     (213) 244-0485

With copies to:

Mark L. Gold/Justin Driscoll/Jonathan Insull
TCW Asset Management Company
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

For Credit Matters:

Mark L. Gold/Justin Driscoll/Jonathan Insull
TCW Asset Management Company
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

All wire payments should be sent to:

The Bank of New York
ABA #: 021-000-018
BNF: IOC 566
BBI: Attn: Purisima Teylan
F/B/O: A/C#: 391675
A/C Name: United of Omaha Life Insurance
Company
Reference: (loan name)
Tax ID #: 47-0322111

TORONTO DOMINION BANK
  as Lender

Legal Domestic and Eurodollar Lending Office:

The Toronto-Dominion Bank
909 Fannin
Suite 1700
Houston, TX 77010
Telephone:     (713) 653-8200
Facsimile:     (713) 951-9921
Swift Address: TDOM US4H


Settlement contacts:

Timothy Zeller
Telephone:     (212) 827-7420
Facsimile:     (212) 397-2209

Full Money Market Lending Office:

TDSI (USA), Inc.
31 West 52nd Street
21st Floor
New York, NY 10019
Attention:     Senior Dealer
Telephone:     (212) 468-0400
Facsimile:     (212) 974-5283
Telex No.:     177047/TORDOMFXNY

Executed Copies and Administrative/Operational
Communications:

The Toronto-Dominion Bank
909 Fannin
Suite 1700
Houston, TX 77010
Attention:     David G. Parker, Manager-Credit
               Administration
Telephone:     (713) 653-8248
Facsimile:     (713) 951-9921
Swift Address: TDOM US4H

Credit Communications:

The Toronto-Dominion Bank
909 Fannin Street
Suite 1700
Houston, TX 77010
Attention:     Debbie Greene, Loan
               Administration
Telephone:     (713) 653-8248
Facsimile:     (713) 652-0914
Swift Address: TDOM US33

Other Contact:

Jorge Garcia
Telephone: (713) 653-8242

Payment Instructions:

Bank of America N.A.
Attention: Debbie Greene, Manager-Credit
Administration
Swift Code: (BOFAUS3N)
ABA No.: 026009593
Toronto Dominion Bank Acct. No.: 6550-6-52270 ref: Dura Automotive

TRANSAMERICA INVESTMENT SERVICES

Lender:     Transamerica Life Insurance
              and Annuity Company

Domestic and Eurodollar Lending Office:

Transamerica Occidental Life Insurance Company
1150 South Olive Street
Suite 2700
Los Angeles, CA 90015

Credit Contact:

John M. Casparian
Investment Officer
Transamerica Investment Services
1150 South Olive Street, Suite 2700
Los Angeles, CA 90015
Telephone:     (213) 742-3554
Facsimile:     (213) 741-7110

Kevin Hickam - Secondary
Assistant Vice President
Telephone:     (213) 742-6453
Facsimile:     (213) 742-4150

Administrative Contact-Borrowings, Payments,
Interest Rates, etc.

Audrey Charles
Securities Accountant
Transamerica Securities Accounting
1249 South Broadway Street, Suite 532
Los Angeles, CA 90015
Telephone:     (213) 742-4822
Facsimile:     (213) 741-5654

All Account Statements to:

Transamerica Life Companies
P.O. Box 2101 - Securities Accounting
Los Angeles, CA 90051-0101

Payment Instructions:

Federal Reserve Bank of Boston
Boston Safe Deposit & Trust
Boston, MA
ABA:  011-001-234
DDA:  162299
FFC:  Cost Center 4237
      Re:   Mellon Securities
      Transamerica Life Insurance and
      Annuity Company
      Account Segment: INDEX
      Acct. #:  TEAF 1506792
      Ref:  Dura Automotive

Payment by Check:

Mellon Bank
P.O. Box 3197
Pittsburgh, PA 15230-3197
Attn: Bond Interest

Physical Delivery Instructions:

Mellon Securities Trust Co.
120 Broadway Street
13th Floor
New York, NY 10271
Attn:   Tony Bello (212) 374-0125
        Transamerica Life Insurance and
        Annuity Company
        Account Segment:   FLEX
        Acct. #:  TRAF 1506792
        Ref: Dura Automotive

Additional Information, please contact:

Greg Bauer
Mellon Securities Trust Co.
(412) 236-3817

For Credit Agreement, Note Delivery and
Financial Information:

John M. Casparian
Vice President and Director of Private Placements
Transamerica Investment Services
1150 South Olive Street, Suite 2700
Los Angeles, CA 90015

THE TRAVELERS INSURANCE COMPANY
  as Lender

Travelers Investment Group

Legal Name and Address:

The Travelers Insurance Company
1 Tower Square
Securities Department, 10-PB
Hartford, CT 06183-2030

Credit & Administration "Daily Operations":

John J. Console
Telephone:     (860) 277-0940
Facsimile:     (860) 277-2299

Tammy L. Brooks
Telephone:     (860) 277-6101
Facsimile:     (860) 277-2299

Analysts:

Allen Cantrell
Telephone:     (860) 954-2396
Facsimile:     (860) 954-5243

Financials:

Allen Cantrell
Telephone:     (860) 954-2396
Facsimile:     (860) 954-5243

Payment Information:

Chase Manhattan Bank
New York, NY
ABA Number: 021-000-021

THE TRAVELERS INSURANCE COMPANY
  as Lender

Travelers Investment Group

Legal Name and Address:

The Travelers Insurance Company
1 Tower Square
Securities Department, 10-PB
Hartford, CT 06183-2030

Corporate Loan Info:

Smith Barney
388 Greenwich Street
22nd Floor
New York, NY 10013

Credit & Administration "Daily Operations":

John J. Console
Telephone:     (860) 277-0940
Facsimile:     (860) 277-2299

Jeanne Cmarich
Telephone:     (212) 816-6607
Facsimile:     (212) 816-6344

Analysts:

Allen Cantrell
Telephone:     (860) 954-2396
Facsimile:     (860) 954-5243

Financials:

Allen Cantrell
Telephone:     (860) 954-2396
Facsimile:     (860) 954-5243

Barbara Brinn
Telephone:     (212) 816-5515
Facsimile:     (212) 816-6344

Payment Information:

PNC Bank
New York, NY
ABA Number: 031000053
Ref: Travelers Corporate Loan Fund
Account Number: 85-110-88160
Further Reference: 34340120369977

VAN KAMPEN PRIME RATE INCOME
TRUST
  as Lender

Notification Process (must be reported to both of the following):

Van Kampen Prime Rate Income Trust
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention:     Sean Kelley
Telephone:     (630) 684-6262
Facsimile:     (630) 684-6740/41

State Street Bank & Trust
Corporate Trust Department
P.O. Box 778
Boston, MA 02102
Attention:     Anne Chiebnik
Telephone:     (617) 664-5481
Facsimile:     (617) 664-5366/67

Credit/Documentation:

Van Kampen
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention: Jeffrey Maillet, Senior Vice
President/Portfollio Manager
Telephone:     (630) 684-6438
Facsimile:     (630) 684-6740/41

Wiring Instructions:

State Street Bank & Trust, Boston, MA
ABA No.: 011-00-0028
DDA Account No.: 6978-039-3
Corporate Trust Division
Re: VKAC PRIT (Name of Loan)

KZH APPALOOSA LLC
  as Lender

Domestic Address:

Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Business and/or Credit, Administrative/Operations
Contact and Execution Copies to:

Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Payment Instructions:

The Chase Manhattan Bank - NY
ABA No.: 021000021
Account No.: 507-898095
Credit to: KZH APPALOOSA LLC
Attention: Virginia Conway

KZH CRESCENT LLC
  as Lender

Domestic and Eurodollar Lending Office

KZH Crescent LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 956-7575
Facsimile:     (212) 946-7776

For Business and/or Credit Matters:

Mark L. Gold/Justin Driscoll
KZH Crescent LLC
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

Copy to:

Virginia Conway
KZH Crescent LLC

For Administrative/Operations Matters:

Joe Nerich
The Chase Manhattan Bank
Loan & Agency Services
1 Chase Manhattan Plaza - 8th Floor
New York, NY 10081
Telephone:     (212) 552-7247
Facsimile:     (212) 552-5642

Copy to:
Virginia Conway
KZH Crescent LLC

Copy to:

Mark L. Gold/Justin Driscoll
KZH Crescent LLC
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

All wire payments should be sent to:

The Chase Manhattan Bank - NY
ABA #: 021-000-021
A/C#: 507-8-73793
Credit to: KZH Crescent LLC
Attention: Virginia Conway

KZH CRESCENT - 2 LLC
  as Lender

Domestic and Eurodollar Lending Office

KZH Crescent - 2 LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 956-7575
Facsimile:     (212) 946-7776

For Business and/or Credit Matters:

Mark L. Gold/Justin Driscoll
KZH Crescent - 2 LLC
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

Copy to:

Virginia Conway
KZH Crescent - 2 LLC

For Administrative/Operations Matters:

Joe Nerich
The Chase Manhattan Bank
Loan & Agency Services
1 Chase Manhattan Plaza - 8th Floor
New York, NY 10081
Telephone:     (212) 552-7247
Facsimile:     (212) 552-5642

Copy to:
Virginia Conway
KZH Crescent - 2 LLC

Copy to:

Mark L. Gold/Justin Driscoll
KZH Crescent - 2 LLC
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

All wire payments should be sent to:

The Chase Manhattan Bank - NY
ABA #: 021-000-021
A/C#: ###-##-####
Credit to: KZH Crescent - 2 LLC
Attention: Virginia Conway

KZH CRESCENT - 3 LLC
  as Lender

Domestic and Eurodollar Lending Office

KZH Crescent  - 3 LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Attention: Virginia Conway
Telephone: (212) 956-7575
Facsimile: (212) 946-7776

For Business and/or Credit Matters:

Mark L. Gold/Justin Driscoll
KZH Crescent - 3 LLC
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

Copy to:

Virginia Conway
KZH Crescent  - 3 LLC

For Administrative/Operations Matters:

Joe Nerich
The Chase Manhattan Bank
Loan & Agency Services
1 Chase Manhattan Plaza - 8th Floor
New York, NY 10081
Telephone:     (212) 552-7247
Facsimile:     (212) 552-5642

Copy to:
Virginia Conway
KZH Crescent - 3 LLC

Copy to:

Mark L. Gold/Justin Driscoll
KZH Crescent - 3 LLC
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, NY 10166-0228
Telephone:     (212) 771-4000
Facsimile:     (212) 771-4159

All wire payments should be sent to:

The Chase Manhattan Bank - NY
ABA #: 021-000-021
A/C#: 507-898001
Credit to:     KZH Crescent - 3 LLC
Attention:     Virginia Conway

KZH  - SOLEIL LLC
  as Lender

Domestic and Eurodollar Address:

KZH - Soleil LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Where Execution Copies Should Be Sent for
Signature(s):

Attention: Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Credit Contact:

Steven Staver
SAI Investment Adviser, Inc.
1 SunAmerica Center - 34th Floor
Century City
Los Angeles, CA 90067-6022
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Operations Contact:

Joseph Nerich
The Chase Manhattan Bank
Loan & Agency Services
450 West 33rd Street - 8th Floor
New York, NY 10001
Telephone:     (212) 552-7247
Facsimile:     (212) 552-5642
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Payment Instructions:

Bank Name:     The Chase Manhattan Bank - NY
ABA #:         021000021
Account #:     507-865138
Credit to:     KZH - Soleil LLC
Attention:     Virginia Conway

KZH  - SOLEIL-2 LLC
  as Lender

Domestic and Eurodollar Address:

KZH - Soleil-2 LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Where Execution Copies Should Be Sent for
Signature(s):

Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Credit Contact:

Steven Staver
SAI Investment Adviser, Inc.
1 SunAmerica Center - 34th Floor
Century City
Los Angeles, CA 90067-6022

Copy to:

Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Operations Contact:

Joseph Nerich
The Chase Manhattan Bank
Loan & Agency Services
450 West 33rd Street - 8th Floor
New York, NY 10001
Telephone:     (212) 552-7247
Facsimile:     (212) 552-5642
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Payment Instructions:

Bank Name:     The Chase Manhattan Bank - NY
ABA #:         021000021
Account #:     507-835220
Credit to:     KZH - Soleil - 2 LLC
Attention:     Virginia Conway

KZH STERLING LLC
  as Lender

Domestic and Eurodollar Address:

KZH STERLING LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Where Execution Copies Should Be Sent for
Signature(s):

KZH STERLING LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Attention:  Virginia Conway

For Business and/or Credit Matters:

Virginia Conway
KZH STERLING LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

For Administrative/Operations Matters:

Virginia Conway
KZH STERLING LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Payment Instructions:

Bank Name:     The Chase Manhattan Bank - NY
ABA#:          021000021
Account#:      507-899083
Credit To:     KZH STERLING LLC
Attention:     Virginia Conway

KZH RIVERSIDE LLC
  as Lender

Domestic and Eurodollar Address:

KZH RIVERSIDE LLC
c/o The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Credit Contact:

Dale Burrow
Second Vice President
222 South Riverside Plaza
28th Floor
Chicago, IL 60606
Telephone:     537-4230
Facsimile:     537-4239

Payment Instructions:

Bank Name: The Chase Manhattan Bank-NY
ABA No.: 021000021
Account No.: 507-898052
Credit To: KZH RIVERSIDE LLC
Attention:   Virginia Conway

KZH WATERSIDE LLC
  as Lender

Domestic and Eurodollar Address:

KZH Waterside LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Credit and Operations Contact:

KZH Waterside LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Payment Instructions:

Bank Name:     The Chase Manhattan Bank - NY
ABA #:         021000021
Account #:     507-940679
Credit to:     KZH Waterside LLC
Attention:     Virginia Conway

KZH CNC LLC
  as Lender

KZH CNC LLC

Domestic and Eurodollar Address:

KZH CNC LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15 Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Credit Contact:

Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Operations Contact:

Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Payment Instructions:

Bank Name:     The Chase Manhattan Bank - NY
ABA#:          021000021
Account#:      507-8-34801
Credit To:     KZH CN LLC
Attention:     Virginia Conway

CYPRESSTREE INVESTMENT
MANAGEMENT COMPANY, INC.
  as Lender

KZH CypressTree-1 LLC

Domestic and Eurodollar Address:

KZH CypressTree - 1 LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Attention:     Virginia Conway
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Business and/or Credit Contact and Execution copies:

Virginia Conway
KZH CypressTree - 1 LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

Copy to:

Administrative/Operations Contact:

For Primary Trades

Virginia Conway
KZH CypressTree - 1 LLC
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY 10001
Telephone:     (212) 946-7575
Facsimile:     (212) 946-7776

For Secondary Trades

Joseph Nerich
The Chase Manhattan Bank
Loan & Agency Services
1 Chase Manhattan Plaza - 8th Floor
New York, NY 10081
Telephone:     (212) 552-7247
Facsimile:     (212) 552-5642

Payment Instructions

Bank Name:     The Chase Manhattan Bank-NY
ABA#:          021000021
Account#:      507-8-39196
Credit To:     KZH CypressTree - 1 LLC
Attention:     Virginia Conway

                                   EXHIBIT A-1

                                     FORM OF
                            NOTICE OF GROUP BORROWING

Date: ___________________________

To: Bank of America National Trust and Savings Association, as Agent under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among Dura Automotive Systems, Inc., Dura Operating Corp., certain of their Subsidiaries, various financial institutions, Bank of America National Trust and Savings Association, as Agent, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and Bank of America National Trust and Savings Association, as Swing Line Lender and Issuing Lender.

Ladies and Gentlemen:

            The undersigned, _________________(1) ("Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the Borrowing under the ___________(2) Facility specified below:

                  (a) The Business Day of the proposed Borrowing is
            __________________________, ________.

                  (b) The Borrowing is to be comprised of [Floating Rate]
            [Offshore Rate] Loans.

                  (c) The aggregate amount of the proposed Borrowing is [U.S.
            $_______________________] [other Applicable Currency].

                  (d) The duration of the Interest Period for the Offshore Rate
            Loans included in the Borrowing shall be _____ months.

            Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the

----------
(1)   Insert Borrower name.

(2)   Insert "Revolving", "Interim Term", "Tranche A Term", "Tranche B Term".

proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  [(a) the representations and warranties contained in Article
            IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date); and

                  (b) no Event of Default or Unmatured Event of Default has
            occurred and is continuing or will result from such proposed Borrowing; and](3)

                  [(c) the proposed Borrowing will not cause the Total Revolving
            Outstandings to exceed the combined Revolving Commitments (less the Schade Reserved Amount); and

                  (d) the proposed Borrowing will not cause the aggregate Dollar
            Equivalent amount of all Revolving Group Loans made in British pounds, French francs, Deutschemarks, Euros and other Offshore Currencies to exceed U.S. $100,000,000; and

                  (e) the proposed Borrowing will not cause the Total Trident
            Revolving Outstandings to exceed U.S. $55,000,000; and

                  (f) the proposed Borrowing will not cause the Total Borrower
            Revolving Outstandings of any Borrower to exceed the amount set forth for such Borrower on Schedule 2.1(d) attached.](4)

                                        [INSERT NAME OF BORROWER]

                                        By: ____________________________________

                                        Title: _________________________________

----------
(3)   Insert for Non-Acquisition Credit Extension

(4)   Insert for Revolving Group Loans.

                                   EXHIBIT A-2

                                     FORM OF
                         NOTICE OF AUSTRALIAN BORROWING

Date: _____________________________

To: Bank of America National Trust and Savings Association, as Agent under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association as Agent, and BA Australia Limited, as the Australian Lender under the Credit Agreement.

Ladies and Gentlemen:

            The undersigned, Dura Asia-Pacific Pty Limited ACN 004 884 539 ("Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to
Section 4.2 of the Credit Agreement, of the Borrowing specified below:

                  1. The Business Day of the proposed Borrowing is
            ___________________________, ________.

                  2. The Borrowing is to be comprised of [Australian Floating
            Rate] [Australian Bank Bill Rate] [Australian U.S. Dollar] Loans.

                  3. The aggregate amount of the proposed Borrowing is
            [A$____________] [U.S.$____________].

                  4. The duration of the Interest Period for the Australian Bank
            Bill Rate Loans included in the Borrowing shall be [___ months] [___days].

            Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

                  (b) no Event of Default or Unmatured Event of Default has
            occurred and is continuing or will result from such proposed Borrowing;

                  (c) the proposed Borrowing will not cause the Total Revolving
            Outstandings to exceed the combined Revolving Commitments (less the Schade Reserved Amount); and

                  (d) the proposed Borrowing will not cause the aggregate
            principal Dollar Equivalent amount of all outstanding Australian Loans to exceed the Australian Loans Sublimit.

                                        DURA ASIA-PACIFIC PTY LIMITED
                                        ACN 004 884 539

                                        By: ____________________________________

                                        Title: _________________________________

                                   EXHIBIT A-3

                                     FORM OF
                          NOTICE OF CANADIAN BORROWING

Date: ___________________________________

To: Bank of America National Trust and Savings Association, as Agent under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association as Agent, and Bank of America Canada, as the Canadian Lender under the Credit Agreement.

Ladies and Gentlemen:

            The undersigned, _________________________(1) ("Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 5.2 of the Credit Agreement, of the Borrowing specified below:

                  1. The Business Day of the proposed Borrowing is
            ________________________, ________.

                  2. The Borrowing is to be comprised of [Canadian Prime Rate]
            [Canadian U.S. Dollar Base Rate Loans] [Offshore Canadian] [Canadian U.S. Dollar Offshore Rate] Loans.

                  3. The aggregate amount of the proposed Borrowing is [C$_____]
            [U.S. $_________________].

                  [4. The duration of the Interest Period for the [Offshore
            Canadian] [Canadian U.S. Dollar Offshore Rate] Loans included in the Borrowing shall be [___ months] [___days].]

            Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

----------
(1) Insert "Dura Automotive Systems (Canada), Ltd." or "Dura Automotive Systems Cable Operations Canada, Inc."

                  (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

                  (b) no Event of Default or Unmatured Event of Default has
            occurred and is continuing or will result from such proposed Borrowing;

                  (c) the proposed Borrowing will not cause the Total Revolving
            Outstandings to exceed the combined Revolving Commitments (less the Schade Reserved Amount);

                  (d) the proposed Borrowing will not cause the aggregate
            principal Dollar Equivalent amount of all outstanding [Dura] [Trident] Canadian Loans to exceed the [Dura] [Trident] Canadian Loans Sublimit; and

                  (e) the proposed Borrowing will not cause the Total Trident
            Revolving Outstandings to exceed U.S. $55,000,000.

                                        [INSERT NAME OF BORROWER]

                                        By: ____________________________________

                                        Title: _________________________________

                                   EXHIBIT A-4

                                     FORM OF
                           REQUEST FOR SWING LINE LOAN

Date: ___________________________

To: Bank of America National Trust and Savings Association, as Agent under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, Bank of America National Trust and Savings Association, as Agent, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and Bank of America National Trust and Savings Association, as Swing Line Lender and Issuing Lender

            and

            Bank of America National Trust and Savings Association, as Swing Line Lender under the Credit Agreement

Ladies and Gentlemen:

            The undersigned, _________________ ("Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 3.2 of the Credit Agreement, of the Borrowing of the Swing Line Loan specified below:

                  (a) The Business Day of the proposed Borrowing is
            ________________________, ________.

                  (b) The amount of the proposed Borrowing is [U.S.
            $____________________] [other Applicable Currency].

            Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date);

                  (b) no Event of Default or Unmatured Event of Default has
            occurred and is continuing or will result from such proposed Borrowing;

                  (c) the proposed Borrowing will not cause the Total Revolving
            Outstandings to exceed the combined Revolving Commitments (less the Schade Reserved Amount;

                  (d) the proposed Borrowing will not cause the aggregate
            principal Dollar Equivalent amount of all outstanding Swing Line Loans of all Borrowers to exceed U.S.$50,000,000;

                  (d) the proposed Borrowing will not cause the Total Trident
            Revolving Outstandings to exceed a Dollar Equivalent amount of U.S. $55,000,000; and

                  (e) the proposed Borrowing will not cause the Total Borrower
            Revolving Outstandings of any Borrower to exceed the amount set forth for such Borrower on Schedule 2.1(d).

                                        [INSERT NAME OF BORROWER]

                                        By: ____________________________________

                                        Title: _________________________________

                                   EXHIBIT B-1

                                     FORM OF
                        NOTICE OF CONVERSION/CONTINUATION

                                      Date: ____________________________________

To: Bank of America National Trust and Savings Association, as Agent under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association, as Agent.

Ladies and Gentlemen:

      The undersigned,______________(1) ("Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans under the ___________(2) Facility specified below, that:

                  1. The Conversion/Continuation Date is _________________,
            ________.

                  2. The aggregate amount of the Loans to be [converted]
            [continued] is [U.S. $_______________________] [other Applicable
            Currency].

                  3. The Loans are to be [converted into] [continued as]
            [Offshore Rate] [Floating Rate] Loans.

                  4. The duration of the Interest Period for the Offshore Rate
            Loans included in the [conversion] [continuation] shall be ______ months.

            Borrower certifies that on the date hereof, and on the proposed Conversion/Continuation Date both before and after giving effect thereto, no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

                                        [INSERT NAME OF BORROWER]

                                        By: ____________________________________
                                        Title: _________________________________

----------
(1)   Insert Borrower name.

(2)   Insert "Revolving", "Interim Term", "Tranche A Term", "Tranche B Term".

                                   EXHIBIT B-2

                                     FORM OF
                 NOTICE OF CONVERSION/CONTINUATION (AUSTRALIAN)

                                      Date: ____________________________________

To: Bank of America National Trust and Savings Association, as Agent for the Lenders under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association, as Agent; and BA Australia Limited, as the Australian Lender under the Credit Agreement.

Ladies and Gentlemen:

      The undersigned, Dura Asia-Pacific Pty Limited ACN 004 884 539 ("Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to
Section 4.3 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans specified herein, that:

            1. The Conversion/Continuation Date is __________________, _______.

            2. The aggregate amount of the Loans to be [converted] [continued] is [A$_____________________].

            3. The Loans are to be [converted into] [continued as] [Australian Bank Bill Rate] [Australian Floating Rate] Loans.

            4. The duration of the Interest Period for the [Australian Bank Bill Rate] Loans included in the [conversion] [continuation] shall be [___ months] [___ days].

      Borrower certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date before and after giving effect thereto no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

                                        DURA ASIA-PACIFIC PTY LIMITED
                                        ACN 004 884 539

                                        By: ____________________________________
                                        Title: _________________________________

                                   EXHIBIT B-3

                                     FORM OF
                  NOTICE OF CONVERSION/CONTINUATION (CANADIAN)

                                      Date: ____________________________________

To: Bank of America National Trust and Savings Association, as Agent for the Lenders under the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among DURA OPERATING CORP., certain of its Subsidiaries, various financial institutions, and Bank of America National Trust and Savings Association, as Agent; and Bank of American Canada, as Canadian Lender under the Credit Agreement.

Ladies and Gentlemen:

      The undersigned, __________________________(1) ("Borrower"), refers to the
Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 5.3 of the Credit Agreement, with respect to the [conversion] [continuation] of the Loans specified herein, that:

            1. The Conversion/Continuation Date is ____________________, ______
      ________.

            2. The aggregate amount of the Loans to be [converted] [continued] is [C$____________________] [U.S. $_____________].

            3. The Loans are to be [converted into] [continued as] [Canadian Prime Rate] [Canadian U.S. Dollar Base Rate Loans] [Offshore Canadian] [Canadian U.S. Dollar Offshore Rate] Loans.

            [4. The duration of the Interest Period for the [Offshore Canadian] [Canadian U.S. Dollar Offshore Rate] Loans included in the [conversion] [continuation] shall be [___ months] [___ days].]

      Borrower certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date before and after giving effect thereto no Event of Default or Unmatured Event of Default has

----------
(1) Insert "Dura Automotive Systems (Canada), Ltd." or "Trident Automotive Canada Inc."

occurred and is continuing, or would result from such proposed [conversion] [continuation].

                                        [INSERT NAME OF BORROWER]

                                        By: ____________________________________

                                        Title: _________________________________

                                    EXHIBIT C

                                     FORM OF
                             COMPLIANCE CERTIFICATE

To:   Bank of America National Trust and
      Savings Association, as Agent
      and the Lenders which are parties
      to the Credit Agreement referred to below

      Reference is made to the Amended and Restated Credit Agreement dated as of March 19, 1999 (as amended or otherwise modified from time to time, the "Credit Agreement") among DURA AUTOMOTIVE SYSTEMS, INC. ("DASI"), DURA OPERATING CORP. ("Dura") certain of DASI's Subsidiaries, Bank of America National Trust and Savings Association, as Agent and the various financial institutions party thereto as Lenders. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. Report. Enclosed herewith is a copy of the [annual audit/quarterly] report of DASI as at ____________, ____ (the "Computation Date"), which report fairly presents in all material respects the consolidated financial position of DASI and its Subsidiaries, as of the Computation Date.

II. Financial Tests. DASI hereby certifies and warrants to you that the attached is a true and correct computation as at the Computation Date of the ratios and/or financial restrictions contained in the Credit Agreement.

III. Defaults. DASI hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

            IN WITNESS WHEREOF, DASI has caused this Certificate to be executed and delivered by its duly authorized officer this _________________ day of _______________________, ____.

                                        DURA AUTOMOTIVE SYSTEMS, INC.

                                        By: ______________________________
                                        Title:____________________________

                                    EXHIBIT D

                           FORM OF CORPORATE GUARANTY

                                   I. RECITALS

            Reference is made to that certain Amended and Restated Credit Agreement dated as of March 19, 1999 (as the same may be amended, modified, restated or supplemented from time to time, the "Credit Agreement") among Dura Automotive Systems, Inc., a Delaware corporation ("DASI"), Dura Operating Corp., a Delaware corporation ("Dura"), certain subsidiaries of DASI as borrowers (Dura and such subsidiaries are collectively referred to as "Borrowers"), the various commercial lending institutions as are, or may from time to time become, parties thereto (the "Lenders") and Bank of America National Trust and Savings Association, a national banking association, as agent ("Agent") for the Lenders, pursuant to which certain financial accommodations are provided to the Borrowers. As one of the conditions to providing such financial accommodations, Agent has required that the undersigned, [Name of Guarantor] ("Guarantor"), a subsidiary of _______, guaranty the [Obligations](2) [Trident Obligations (as defined in the Credit Agreement)](3) of the Borrowers to Agent, Lenders and the other Lender Parties. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                  II. GUARANTY

            Therefore, for value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by Agent and/or Lenders and/or other Lender Parties, Guarantor hereby unconditionally and irrevocably guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness, liabilities and obligations of every kind and nature of the Borrowers and the other Loan Parties to Agent and/or Lenders and/or other Lender Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent and/or Lenders and/or other Lender Parties, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, and constituting all

----------
(2)   Insert for any Non-Trident Subsidiary.

(3)   Insert for any Trident Borrower or any Trident Subsidiary.

advances, debts, liabilities, obligations, covenants and duties which are owing by any Loan Party to any Lender Party, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising, arising under (i) any Loan Document, (ii) any Swap Contract or (iii) any Other Qualified Secured Agreement [and constituting Trident Obligations], including, without limitation any post-petition bankruptcy interest [(all such indebtedness, liabilities and obligations being hereinafter referred to as "Borrowers' Obligations")]. Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by Agent and/or Lender Parties in endeavoring to collect all or any part of [Borrowers'] [Trident] Obligations from, or in prosecuting any action against, Guarantor of all or any part of [Borrowers'] [Trident] Obligations.

            Guarantor hereby agrees that its obligations under this Corporate Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of [Borrowers'] [Trident] Obligations or any part thereof, or of any promissory note or other document evidencing all or any part of [Borrowers'] [Trident] Obligations, (ii) the absence of any attempt to collect [Borrowers'] [Trident] Obligations from any Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Agent or Lender Parties with respect to any provision of any agreement, instrument or document evidencing or securing all or any part of [Borrowers'] [Trident] Obligations, or any other agreement, instrument or document now or hereafter executed by a Borrower or another Loan Party and delivered to Agent or any Lender Party, (iv) the failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for [Borrowers'] [Trident] Obligations, for its benefit or the ratable benefit of Lender Parties, (v) Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar foreign statute, (vi) any borrowing or grant of a security interest by a Borrower or another Loan Party as debtor-in-possession, under Section 364 of the Bankruptcy Code or any similar foreign statute, (vii) the disallowance, under Section 502 of the Bankruptcy Code or any similar foreign statute, of all or any portion of Agent's or Lender Parties' claim(s) for repayment of [Borrowers'] [Trident] Obligations, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Borrower or a guarantor.

            Notwithstanding any provisions of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time. [Modify as appropriate for Guarantor's jurisdiction.]

            No payment made by or for the account or benefit of Guarantor (including, without limitation, (i) a payment made by a Borrower in respect of [Borrowers'] [Trident] Obligations, (ii) a payment made by any Person under any other guaranty of [Borrowers'] [Trident] Obligations or (iii) a payment made by means of set-off or other application of funds by Agent or any of Lender Parties) pursuant to this Corporate Guaranty shall entitle Guarantor, by subrogation or otherwise, to any payment by a Borrower or Loan Party or from or out of any property of a Borrower or Loan Party, and Guarantor shall not exercise any right or remedy against a Borrower or Loan Party or any property of a Borrower or Loan Party including, without limitation, any right of contribution or reimbursement by reason of any performance by Guarantor under this Corporate Guaranty. The provisions of this paragraph shall survive until payment of the [Borrowers'] [Trident] Obligations or as otherwise permitted by the Credit Agreement. Guarantor and Agent hereby agree that each Borrower is and shall be a third party beneficiary of the provisions of this paragraph.

            Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of another Loan Party, protest or notice with respect to [Borrowers'] [Trident] Obligations and all demands whatsoever, and covenants that this Corporate Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to Guarantor or any other party shall be required for Agent, on behalf of itself and Lender Parties, to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. Upon the occurrence and during the continuance of any Event of Default, Agent may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of [Borrowers'] [Trident] Obligations, without first proceeding against any other Loan Party, any other person, firm, corporation, or any security or collateral for [Borrowers'] [Trident] Obligations. Payments and credits, if any, from Guarantor, the Borrowers, any other person, firm or corporation, or any security or collateral for [Borrowers'] [Trident] Obligations, on account of [Borrowers'] [Trident] Obligations or of any other liability of Guarantor to Agent and Lender Parties arising hereunder shall be applied in accordance with the terms of the Credit Agreement.

            To the extent permitted under the Credit Agreement, Agent and Lender Parties are hereby authorized, without notice or demand to Guarantor and without affecting or impairing the liability of Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, [Borrowers'] [Trident] Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Agent or any Lender Party, (ii) accept partial payments on [Borrowers'] [Trident] Obligations, (iii) take and hold collateral for the payment of [Borrowers'] [Trident] Obligations, or for the payment of this Corporate Guaranty, or for the payment of any other guaranties of [Borrowers'] [Trident] Obligations or other liabilities of the Loan Parties, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine, and (v) settle, release, compromise, collect or otherwise liquidate
[Borrowers'] [Trident] Obligations and any collateral therefor in any manner.

            At any time after and during the continuance of an Event of Default, Agent and Lender Parties may, in their sole discretion, without notice to Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of [Borrowers'] [Trident] Obligations (i) any indebtedness due or to become due from Agent or any of Lender Parties to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Agent or any of Lender Parties or any affiliates thereof, whether for deposit or otherwise.

            Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers, and any and all endorsers and other guarantors of any agreement, instrument or document evidencing or securing all or any part of [Borrowers'] [Trident] Obligations and of all other circumstances bearing upon the risk of nonpayment of [Borrowers'] [Trident] Obligations or any part thereof that diligent inquiry would reveal, and Guarantor hereby agrees that none of Agent nor any Lender Party shall have any duty to advise Guarantor of information known to Agent or any Lender Party regarding such condition or any such circumstances. Guarantor hereby acknowledges familiarity with the Borrowers' financial condition and has not relied on any statements by Agent or any Lender Party in obtaining such information. In the event Agent or any Lender Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, none of Agent nor any Lender Party shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or any Lender Party wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to Guarantor.

            Guarantor consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of [Borrowers'] [Trident] Obligations. Guarantor further agrees that, to the extent that a Loan Party makes a payment or payments to Agent or any Lender Party, or Agent receives any proceeds of collateral, for its benefit and the ratable benefit of Lender Parties, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to such Loan Party, its estate, trustee, receiver or any other party, including without limitation Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, [Borrowers'] [Trident] Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Corporate Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or canceled.

            Guarantor also waives all setoffs and counterclaims (other than arising from the gross negligence or willful misconduct of the Agent or the Lender Parties) and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Corporate Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Loan Party or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any agreement, instrument or document evidencing or securing all or any part of [Borrowers'] [Trident] Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of [Borrowers'] [Trident] Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent, for its benefit and the ratable benefit of Lender Parties, to secure payment of [Borrowers'] [Trident] Obligations.

                               III. MISCELLANEOUS

            No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Corporate Guaranty be binding upon Agent or Lender Parties, except as expressly set forth in a writing duly signed and delivered on Agent's behalf by an authorized officer or agent of Agent. Agent's or Lender Parties' failure at any time or times hereafter to require strict performance by any Loan Party or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by any Loan Party or Guarantor and delivered to Agent or Lender Parties shall not waive, affect or diminish any right of Agent and Lender Parties at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent or Lender Parties, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Agent, and directed to a Loan Party or Guarantor, as applicable, specifying such waiver. No waiver by Agent and Lender Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent or Lender Parties permitted hereunder shall in any way affect or impair Agent's or Lender Parties' rights or the obligations of Guarantor under this Corporate Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by a Loan Party to Agent and Lender Parties shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

            This Corporate Guaranty shall be binding upon Guarantor and upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Agent's and Lender Parties' respective successors and permitted assigns; all references herein to a Loan Party shall be deemed to include its successors and permitted assigns and all references herein to Agent or Lender Parties shall be deemed to include their respective successors and permitted assigns. A Borrower's successors and permitted assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for a Borrower. All references to the singular shall be deemed to include the plural, and vice versa, where the context so requires.

            [In the event that the stock of Guarantor is sold pursuant to a sale permitted pursuant to Section 11.2 of the Credit Agreement, Agent shall release Guarantor from its obligations hereunder.]

            Wherever possible each provision of this Corporate Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Corporate Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Corporate Guaranty.

            THIS CORPORATE GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. THIS CORPORATE GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

            ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CORPORATE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT, LENDER PARTIES OR GUARANTOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OR ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR

NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS CORPORATE GUARANTY.

            AGENT, LENDER PARTIES AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CORPORATE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT, LENDER PARTIES OR GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT ENTERING INTO THE CREDIT AGREEMENT.

            Guarantor hereby certifies that it has all necessary corporate authority to grant and execute this Corporate Guaranty.

            [The obligations of Guarantor are secured by, among other things, certain Collateral Document(s) of Guarantor in favor of Agent and the Lender Parties.]

            IN WITNESS WHEREOF, this Corporate Guaranty has been duly executed by Guarantor this ____ day of _____, ______.

                                        [NAME OF GUARANTOR]

                                        By _____________________________________
                                           Its _________________________________

                                        Address: _______________________________
                                                 _______________________________
                                                 _______________________________

                                    EXHIBIT E

                            FORM OF JOINDER AGREEMENT

      THIS JOINDER AGREEMENT dated as of ___________ is BETWEEN:

      _________________________________, a ________________ organized under the laws of _______________ (hereinafter called the "New [Dura] [Trident] Borrower"),

                                     - and -

      the various financial institutions signatory hereto as Lenders (the "Lenders"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (hereinafter called the "Agent").

      WHEREAS, Dura Automotive Systems, Inc. ("DASI"), Dura Operating Corp. ("Dura"), Trident Automotive plc ("Trident") and certain other Subsidiaries of DASI and Dura have entered into an Amended and Restated Credit Agreement dated as of __________, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") with the Lenders and the Agent;

      WHEREAS, Dura and the New [Dura] [Trident] Borrower have requested that the New [Dura] [Trident] Borrower be permitted to join in the Credit Agreement as a Borrower thereunder pursuant to Section 14.21 of the Credit Agreement;

      WHEREAS, the New [Dura] [Trident] Borrower under the laws relating thereto is duly authorized to enter into the Credit Agreement and all things necessary, including any necessary consents of shareholders of the New [Dura] [Trident] Borrower, have been done and performed to make the Credit Agreement a valid and binding agreement of the New [Dura] [Trident] Borrower;

      WHEREAS, the foregoing recital is made as representations and statements of fact by the New [Dura] [Trident] Borrower and not by the Lenders or the Agent;

      NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the New [Dura] [Trident] Borrower covenants and agrees with the Lenders and the Agent as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1   Definitions

      In this Agreement:

      (1) any defined term used herein and not defined herein shall have the meaning given to such term in the Credit Agreement; and

      (2) the rules of interpretation set forth in Article I of the Credit Agreement apply to this Joinder Agreement.

1.2   Headings, Etc.

      The division of this Agreement into Articles, Sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                                   ARTICLE II
                                JOINDER AGREEMENT

2.1   Warranties.

      The New [Dura] [Trident] Borrower hereby makes to the Lenders and the Agent the representations set forth in Article IX of the Credit Agreement with itself as a [Dura] [Trident] Borrower, a Subsidiary and a Loan Party.

2.2   Undertaking

      Effective as of the date hereof, the New [Dura] [Trident] Borrower undertakes all obligations of a [Dura] [Trident] Borrower (including, without limitation, to execute and deliver a Guaranty and Collateral Documents) under the Credit Agreement.

                                   ARTICLE III
                                  MISCELLANEOUS

3.1   Notice

      All communications and notices provided for under the Credit Agreement to the New [Dura] [Trident] Borrower shall be addressed as follows:

      _____________________
      _____________________
      _____________________

            Attention: ___________________
            Telephone: ___________________
            Facsimile: ___________________

            with a copy to:

            Dura Operating Corp.

            Attention: ___________________
            Telephone: ___________________
            Facsimile: ___________________

or at such other address as the New [Dura] [Trident] Borrower may designate in accordance with Section 14.2 of the Credit Agreement.

3.2   Applicable Law

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

      IN WITNESS WHEREOF the New [Dura] [Trident] Borrower has duly executed this Joinder Agreement as of the date first set forth above.

                                        [NAME OF New [Dura] [Trident] Borrower]

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        DURA OPERATING CORP.

                                        By: ____________________________________
                                        Name:
                                        Title:

Accepted:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as
  Agent

By: _________________________________
Name:
Title:

[LENDERS]

                                    EXHIBIT F

                                  FORM OF NOTE

                                                            _____________, _____

            FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _________________________________ (the "Lender")
the aggregate unpaid principal amount of all _________ Loans made by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Dura Automotive Systems, Inc., [Dura Operating
Corp.] [the Borrower], certain subsidiaries of [Dura Operating Corp.] [the Borrower] [(including the Borrower)], various financial institutions (including the Lender), Bank of America National Trust and Savings Association, as Agent, on the dates and in the amounts provided in the Credit Agreement. The Borrower further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

            The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement and this Promissory Note (this "Note").

            This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for the securing of this Note pursuant to Collateral Documents (as defined in the Credit Agreement), for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

            Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                        [NAME OF BORROWER]

                                        By: ____________________________________
                                        Title: _________________________________

                                                              Schedule A to Note

[INSERT FACILITY NAME] LOANS AND REPAYMENTS OF [INSERT FACILITY NAME] LOANS

                        (2)                 (3)
                     Amount of           Amount of
                      [INSERT             [INSERT                (4)
        (1)         FACILITY NAME      FACILITY NAME]         Notation
        Date            Loan            Loan Repaid            Made By
    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

    ------------    -------------     ----------------      --------------

                                    EXHIBIT H

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

            This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of __________, ____ is made between ______________________________ (the "Assignor") and __________________________
(the "Assignee").

                                    RECITALS

            The Assignor is party to the Amended and Restated Credit Agreement dated as of March 19, 1999 (as amended, modified, supplemented or renewed, the "Credit Agreement") among Dura Automotive Systems, Inc. ("DASI"), Dura Operating Corp. ("Dura"), certain subsidiaries of DASI, Bank of America National Trust and Savings Association, as Agent (the "Agent"), Issuing Lender and Swing Line Lender, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"). Terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement.

            The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of the Loans, the Assignor's Commitments and the L/C Obligations and the other rights and obligations of the Assignor thereunder, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor, in each case on the terms and subject to the conditions of this Assignment and Acceptance.

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

      1. Assignment and Acceptance.

            (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance),

            (i) [U.S. $________ of the Assignor's Interim Term Loan,] [U.S. $________ of the Assignor's Tranche A Term Loans,] [U.S. $________ of the Assignor's Tranche B Term Loan,] [; and]

            (ii) [__% of the Assignor's Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Revolving Group Loans, the Assignor's rights in respect of its participation (whether funded or unfunded) in Australian Loans, Canadian Loans and Swing Line Loans and in respect of L/C Obligations of the Borrowers and the Assignor's obligations in respect of its participation (whether funded or unfunded) in Australian Loans, Canadian Loans and Swing Line Loans and in respect of L/C Obligations of the Borrowers; and]

            (iii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents

(all of the foregoing being herein called the "Assigned Rights and Obligations").

            (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Pro Rata Share equal to _______%. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that (i) as of the Effective Date, the Pro Rata Share of the Assignor shall be reduced to _______%, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that the Assignor shall not relinquish its rights under Article VII or Sections 14.4 or
14.5 of the Credit Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Effective Date.

            (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's and the Assignor's respective Commitments, outstanding Loans and participations in Loans and L/C Obligations will be as set forth on Annex I.

      2. Payments.

            (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to [SPECIFY AMOUNTS IN APPLICABLE CURRENCIES], representing the principal amount of all outstanding and funded Group Loans and participations included within the Assigned Rights and Obligations.

            (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 14.8(a) of the Credit Agreement.

      3. Reallocation of Payments.

      Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

      4. Independent Credit Decision.

      The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 10.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

      5. Effective Date; Notices.

            (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ______________ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                  (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                  (ii) the consent of DASI and the Agent, if required for an effective assignment of the Assigned Rights and Obligations by the Assignor to the Assignee under Section 14.8(a) of the Credit Agreement, shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

                  (iv) the processing fee referred to in Section 2(b) hereof shall have been paid to the Agent.

            (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers, the Issuing Lender, the Swing Line Lender, the Australian Lender, the Canadian Lender and the Agent, for acknowledgment by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.

      [6. Agent. INCLUDE ONLY IF ASSIGNOR IS THE AGENT]

            (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to such Agent by the Lenders pursuant to the terms of the Credit Agreement.

            (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

      [6. Issuing Lender. [INCLUDE ONLY IF ASSIGNOR IS ISSUING LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Issuing Lender under the Credit Agreement.]

      [6. Australian Lender. [INCLUDE ONLY IF ASSIGNOR IS AUSTRALIAN LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Australian Lender under the Credit Agreement.]

      [6. Canadian Lender. [INCLUDE ONLY IF ASSIGNOR IS CANADIAN LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Canadian Lender under the Credit Agreement.]

      [6. Swing Line Lender. [INCLUDE ONLY IF ASSIGNOR IS SWING LINE LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Swing Line Lender under the Credit Agreement.]

      7. Representations and Warranties.

            (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

            (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or any other Loan Party, or the performance or observance by the Borrowers or any other Loan Party of any of their obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

            (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

      8. Further Assurances.

      The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to DASI or the Agent which may be required in connection with the assignment and assumption contemplated hereby.

      9. Miscellaneous.

            (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

            (b) All payments made hereunder shall be made without any set-off or counterclaim.

            (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

            (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument

            (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

            (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN).

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                                       [ASSIGNOR]

                                        By: ____________________________________

                                        Title: _________________________________

                                        Address:

                                                       [ASSIGNEE]

                                        By: ____________________________________

                                        Title: _________________________________

                                        Address:

                                     ANNEX I

Immediately
Before Effective
Date:

Assignor:

Assignee:

On and after
Effective Date:

Assignor:

Assignee:

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                        _______________, _______

To:   Bank of America National Trust
        and Savings Association, as Agent

      BA Australia Limited,
        as Australian Lender

      Bank of America Canada,
        as Canadian Lender

      Bank of America National Trust
        and Savings Association,
        as Swing Line Lender
        and Issuing Lender

      Dura Automotive Systems, Inc.

Ladies and Gentlemen:

      We refer to the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as amended, modified, supplemented or renewed from time to time, the "Credit Agreement"), among Dura Automotive Systems, Inc. ("DASI"), Dura Operating Corp. ("Dura"), certain subsidiaries of Dura, Bank of America National Trust and Savings Association, as Agent (the "Agent"), Issuing Lender and Swing Line Lender, BA Australia Limited, as Australian Lender, Bank of America Canada, as Canadian Lender, and the other Lenders referred to therein. Terms defined in the Credit Agreement are used herein as therein defined.

      1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
"Assignee") pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance") of:

            (i) [U.S. $________ of the Assignor's Interim Term Loan,] [U.S. $________ of the Assignor's Tranche A Term Loans,] [U.S. $________ of the Assignor's Tranche B Term Loan,] [; and]

            (ii) [__% of the Assignor's Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Revolving Group Loans, the Assignor's rights in respect of its participation (whether funded or unfunded) in Australian Loans,

      Canadian Loans and Swing Line Loans and in respect of L/C Obligations of the Borrowers and the Assignor's obligations in respect of its participation (whether funded or unfunded) in Australian Loans, Canadian Loans and Swing Line Loans and in respect of L/C Obligations of the Borrowers; and]

            (iii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents

      After giving effect to such assignment and assumption, the Assignee shall have a Pro Rata Share equal to _______%. As of the Effective Date, the Pro Rata Share of the Assignor shall be reduced to __________%.

      After giving effect to the assignment and assumption, the Assignee's and the Assignor's respective Commitments, outstanding Loans and participations in Loans and L/C Obligations will be as set forth on Annex I.

      2. The Assignee agrees that, upon receiving the consent, if applicable, of the Agent and DASI to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

      3.    The following administrative details apply to the Assignee:

            (A)   Notice Address:

                  Assignee name: ______________________________________
                  Address: ____________________________________________
                           ____________________________________________
                           ____________________________________________
                  Attention: __________________________________________
                  Telephone: (___) ____________________________________
                  Telecopier: (___) ___________________________________
                  Telex (Answerback): _________________________________

            (B)   Payment Instructions:

                  Account No.: ________________________________________
                       At: ____________________________________________
                           ____________________________________________
                           ____________________________________________
                  Reference: __________________________________________
                  Attention: __________________________________________

            (C)   Correspondent Bank for Assignee:

            (i)   Notice Address for Correspondent Bank:

                  Correspondent Bank name: ____________________________
                  Address: ____________________________________________
                  Attention: __________________________________________
                  Telephone: (___) ____________________________________
                  Telecopier: (___) ___________________________________
                  Telex (Answerback):  ________________________________

            (ii)  Payment Instructions for Correspondent Bank:

                  Account No.: ________________________________________
                       At: ____________________________________________
                           ____________________________________________
                           ____________________________________________
                  Reference: __________________________________________
                  Attention: __________________________________________

      4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                        Very truly yours,

                                        [NAME OF ASSIGNOR]

                                        By: ____________________________________

                                        Title: _________________________________


                                        By: ____________________________________

                                        Title: _________________________________


                                        [NAME OF ASSIGNEE]

                                        By: ____________________________________

                                        Title: _________________________________


                                        By: ____________________________________

                                        Title: _________________________________

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

DURA AUTOMOTIVE SYSTEMS, INC.


By: _________________________________
Its: ________________________________


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent


By: _________________________________
Its: ________________________________

                                    EXHIBIT I

                           FORM OF LENDER CERTIFICATE

            Please refer to the Amended and Restated Credit Agreement dated as of March 19, 1999 among Dura Automotive Systems, Inc., various subsidiaries thereof, various financial institutions and Bank of America National Trust and Savings Association, as Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Pursuant to the provisions of subsection 7.1(f)(i)(A) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                        [NAME OF LENDER]

                                        By: ____________________________________
                                        Its: ___________________________________

      THIS DESIGNATION OF OTHER QUALIFIED SECURED AGREEMENT is made as of March 19, 1999 by Dura Automotive Systems, Inc. ("DASI") to Bank of America National Trust and Savings Association, as Agent (the "Agent"), in respect of Barclays Bank PLC (the "New Other Qualified Secured Creditor").

      DASI, certain of its subsidiaries, various financial institutions and Bank of America National Trust and Savings Association as Agent are parties to a certain Amended and Restated Credit Agreement dated as of March 19, 1999 (together with any amendments or supplements thereto or restatements or other modifications thereof, the "Credit Agreement"; capitalized terms not otherwise defined herein are used herein as defined in the Credit Agreement) in connection with which certain Loan Parties have provided guaranties and security interests to the Agent and the Lender Parties. The definition of "Obligations" in Section
1.1 of the Credit Agreement contemplates that DASI may designate Other Qualified Secured Agreements which shall be entitled to participate in the collateral and guaranties provided in connection with the Credit Agreement.

      The New Other Qualified Secured Creditor and certain Loan Parties and related entities have entered into certain working capital and other short term facility agreements as follows (said agreements, as the same may be amended, modified or otherwise supplemented from time to time, being the "New Other Qualified Secured Agreements"):

      Loan Parties and Related Entities under Agreement dated December 30, 1998

                        Adwest Automotive Plc
                        Adwest Steering Ltd
                        Adwest International Ltd
                        Adwest Properties Ltd
                        Adwest Western Thomson Ltd
                        Adwest Bowden TSK Ltd
                        Adwest Driver Systems Ltd
                        Rearsby Group Ltd

      Loan Parties and Related Entities under Agreements dated June 5, 1998,
                      October 16, 1998 and December 17, 1998

                        Heidemann Novel Iberica SA (to be renamed Adwest Heidemann Iberica SA)

      Loan Parties and Related Entities under Agreement dated March 11, 1998

                        Adwest France SA
                        Adwest Bowden SA
                        Adwest OCI SA
                        Adwest Dauphinoise Thomson SA

      For purposes of the definition of "Obligations" under the Credit Agreement, the maximum aggregate principal Dollar Equivalent Amount of Obligations under the New Other Qualified Secured Agreements shall be U.S. $40,000,000 (it being understood that the total principal obligations under such New Other Qualified Secured Agreements may from time to time exceed the Dollar Equivalent Amount of U.S. $40,000,000, but that any such excess shall not constitute Obligations).

      The New Other Qualified Secured Creditor is a Lender or an Affiliate of a Lender. The maximum aggregate principal Dollar Equivalent amount of Obligations under all existing Other Qualified Secured Agreements and the New Other Qualified Secured Agreements is less than or equal to U.S.$50,000,000.

      DASI hereby designates the New Other Qualified Secured Agreements as Other Qualified Secured Agreements under the Credit Agreement with an aggregate maximum principal Dollar Equivalent amount of obligations of U.S.$40,000,000. This designation may not be revoked without the written consent of the New Other Qualified Secured Creditor.

      The address of the New Other Qualified Secured Creditor is Barclays Bank PLC, 54 Lombard Street, London, England, Attention: John Davey.

      IN WITNESS WHEREOF, DASI has caused this Designation to be duly executed and delivered by its proper and duly authorized officer or representative as of the day and year first above written.

                                        DURA AUTOMOTIVE SYSTEMS, INC.

                                        By: ____________________________________
                                        Title: _________________________________

Acknowledged:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Agent

By: _________________________________
Title: ______________________________


                                       S-1